UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

This Page Intentionally Left Blank

Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.11 0.41%	–7.26 –2.89%	2.14 3.09%	4.59 5.07%	1.01 1.01%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.00 0.52	–7.25 –2.88	2.04 2.99	4.49 4.97	1.03 1.03
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.89 0.03	–8.32 –3.65	1.86 2.21	4.18 4.18	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.95 0.03	–4.59 –3.65	2.19 2.19	4.17 4.17	1.78 1.78
Class I Shares	No Sales Charge		0.65	–2.64	3.34	5.37	0.76
Class R2 Shares[4]	No Sales Charge		0.36	–3.00	2.98	4.96	1.11
Class R3 Shares[5]	No Sales Charge		0.35	–3.12	2.75	4.71	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class A shares through February 27, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[6]	2.82%	2.72%	3.60%	4.95%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[7]	0.21	0.35	0.33	1.59
Morningstar Nontraditional Bond Category Average[8]	0.57	–0.94	1.51	3.34

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity and is the Fund’s secondary benchmark. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
8.	The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. The Fund has selected the Morningstar nontraditional bond category average as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,004.10	$5.83	$1,019.00	$5.87

Investor Class Shares	$1,000.00	$1,005.20	$5.93	$1,018.90	$5.97

Class B Shares	$1,000.00	$1,000.30	$9.65	$1,015.20	$9.72

Class C Shares	$1,000.00	$1,000.30	$9.65	$1,015.20	$9.72

Class I Shares	$1,000.00	$1,006.50	$4.59	$1,020.30	$4.62

Class R2 Shares	$1,000.00	$1,003.60	$6.33	$1,018.50	$6.37

Class R3 Shares[2,3]	$1,000.00	$1,053.30	$2.64	$1,005.80	$2.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Class A, 1.19% for Investor Class, 1.94% for Class B and Class C, 0.92% for Class I, 1.27% for Class R2 and 1.54% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Class A, Investor Class, Class B, Class C, Class I and R2 (to reflect the six-month period) and 61 days for Class R3 to (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.72 for Class R3 and the ending account value would have been $1,017.20 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp., 3.30%–8.57%, due 6/1/19–12/29/49

2.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49

3.	USAGM HoldCo LLC, 4.75%–9.50%, due 7/28/22–7/28/23

4.	Scientific Games International, Inc., 6.00%–10.00%, due 10/18/20–12/1/22

5.	MPH Acquisition Holdings LLC, 3.75%–6.625%, due 3/31/21–4/1/22
6.	CITGO Petroleum Corp., 4.50%–6.25%, due 7/29/21–8/15/22

7.	Quikrete Holdings, Inc., 4.00%–7.00%, due 9/28/20–3/26/21

8.	Dollar Tree, Inc., 3.50%–5.75%, due 7/6/22–3/1/23

9.	Ortho-Clinical Diagnostics, Inc., 4.75%, due 6/30/21

10.	FirstEnergy Transmission LLC, 5.45%, due 7/15/44

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 0.41% for Class A shares, 0.52% for Investor Class shares and 0.03% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, the Fund returned 0.65% for Class I shares, 0.36% for Class R2 shares and 0.35% for Class R3 shares.1 For the six months ended April 30, 2016, all share classes underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index,2 which is the Fund’s primary benchmark. Over the same period, Class B and Class C shares underperformed—and all other share classes outperformed—the 0.21% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,2 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, Class I shares outperformed—and all other share classes underperformed—the 0.57% return of the Morningstar Nontraditional Bond Category Average,3 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

In order to manage the Fund’s duration,4 the Fund held a sizeable short position in two-year U.S. Treasury securities through the use of U.S. Treasury futures. This position made a negative contribution to the Fund’s performance. (Contributions take weightings and total returns into account.)

What factors affected the Fund’s relative performance during the reporting period?

Throughout the reporting period, our strategy was to maintain long positions in credit, including high-yield bonds and bank loans, combined with a short duration posture and yield-curve5 flattening bias. This positioning fell out of favor during the second half of the reporting period. On average, U.S. Treasury yields declined during the reporting period. Since the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, however, the Fund was less sensitive to yield changes, which detracted from relative performance.

During the reporting period, corporate bonds trailed comparable-duration U.S. Treasury securities, with the performance gap being more pronounced for below-investment-grade securities. We believe that corporate-bond underperformance can be explained by dampened investor confidence in light of a sluggish recovery and lower commodity prices. The Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in investment-grade and high-yield corporate bonds. Hard-asset industries, such as energy and metals/mining, were among the laggards in the Fund, while higher-quality financials and slightly longer-duration bonds performed well. During the reporting period, the Fund reduced its exposure to weaker credit profiles in the energy sector.

During the reporting period, the senior loan market was also hurt by the problems facing risky assets, including seasonal illiquidity, severe pressure in the fixed-rate high-yield market, and volatile commodity and asset prices globally. We believed that senior loans were likely to weather the energy and metals/mining storm that had challenged their high-yield bond counterparts from a default and recovery perspective.

Though spread product6 underperformed on a relative basis, there was significant spread compression in the market near the end of the reporting period, as the high-yield market rebounded off mid-February lows. This rebound coincided with a sharp turnaround in energy prices as fears abated that the United States would slip into recession or that China’s economy would grind to a halt. Because the Fund holds high-yield bonds that the Index does not, these variations in high-yield performance had a direct impact on the Fund’s relative performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. To reduce its duration and minimize sensitivity to a move in interest rates, the Fund maintained a sizeable short position in two-year U.S. Treasury securities through U.S. Treasury futures and interest-rate swaps. At the end of the reporting period, the Fund’s duration was approximately 1.1 years, which was shorter than the 5.5-year duration of the Barclays U.S. Aggregate Bond Index.

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

9

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, a number of factors were considered in positioning the Fund. These factors included inconsistent economic data, global central-bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve. Nevertheless, we believed that corporate bonds—investment-grade and high-yield—warranted an overweight position compared to government-related securities. This positioning was due to the current low-interest-rate environment, significant refinancing in the credit markets, improved balance sheet fundamentals and a favorable supply/demand balance for corporate debt.

For these reasons, no major shifts were made in the Fund’s positioning during the reporting period and the Fund maintained its credit bias. During the reporting period, however, the Fund’s position in energy was reduced. Though energy prices rallied at the end of the reporting period, prices are well off their highs and defaults were increasing.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund’s investment-grade credit component was its largest contributor to performance during the reporting period as longer maturities and higher-quality credits performed better than below-investment-grade credits. Bank loans also performed better than high-yield bonds.

Within the Fund’s high-yield position, contributors and detractors for the reporting period were defined by a bifurcation in the credit markets. Positions that were the weakest performers in the first half of the reporting period—such as high-yield energy and metals/mining holdings—were weakest performers overall. The rest of the market, however, held up fairly well compared to commodity-related securities. As energy and commodity prices rebounded toward the end of the reporting period, so did energy and commodity-related bonds.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated a position in GEO Group, which provides government-outsourced services specializing in the management of correctional, detention, and re-entry facilities. The Fund also purchased bonds of Ardagh Group, a global leader in glass and metal packaging solutions. Both positions were purchased as new issues, offered attractive yields and were from companies that generated strong cash flows.

During the reporting period, the Fund sold bonds in pipeline company Energy Transfer Partners and banking company HSBC. Energy Transfer Partners’ merger with another pipeline operator began to unravel, which had a negative impact on the bonds. The HSBC bonds were contingent convertible bonds, a structure the market did not view favorably after payment concerns arose at another bank. As a result, the Fund exited this position.

How did the Fund’s sector weightings change during the reporting period?

The Fund witnessed increased bouts of volatility during the reporting period, and we believed that this would persist into the near future because of changing market technical conditions and reduced liquidity. Even so, there were no significant changes to the Fund’s positioning. The high-yield component of the Fund pared back exposure to companies with weaker credit profiles. This, in turn, slightly reduced the Fund’s overall exposure to high-yield securities by the end of the reporting period. The Fund also moderately increased its exposure to investment-grade bonds. The Fund’s duration remained consistent throughout the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund maintained overweight positions relative to the Barclays U.S. Aggregate Index in spread products, specifically in high-yield bonds and, to a more moderate degree, in bank loans. The increased volatility experienced in the third quarter of 2015 created a wider disparity between spreads and defaults, increasing our conviction in our overweight position in high-yield securities. The Fund held underweight positions relative to the Index in sectors that tend to be more interest-rate sensitive, such as U.S. Treasury securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 92.3%† Asset-Backed Securities 0.3%
Home Equity 0.2%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.493%, due 10/25/36 (a)	$239,639	$228,239
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.503%, due 5/25/37 (a)	148,013	103,737
First NLC Trust Series 2007-1, Class A1 0.503%, due 8/25/37 (a)(b)	386,641	207,955
GSAA Home Equity Trust Series 2006-14, Class A1 0.483%, due 9/25/36 (a)	822,227	420,166
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.563%, due 4/25/37 (a)	86,628	83,948
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.533%, due 4/25/37 (a)	3,758	2,633
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.533%, due 3/25/47 (a)	149,322	88,720
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.483%, due 11/25/36 (a)	101,237	44,650
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.533%, due 9/25/36 (a)	355,366	154,455
Series 2006-HE8, Class A2B 0.533%, due 10/25/36 (a)	183,491	99,813
Series 2007-HE4, Class A2A 0.543%, due 2/25/37 (a)	95,993	42,751
Series 2007-NC2, Class A2FP 0.583%, due 2/25/37 (a)	365,509	194,070
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	895,079	432,764
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.523%, due 5/25/37 (a)	434,890	251,507
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.513%, due 6/25/37 (a)	377,518	223,511
Series 2006-EQ2, Class A2 0.543%, due 1/25/37 (a)	236,211	164,603

	Principal Amount	Value
Home Equity (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.543%, due 9/25/37 (a)	$955,821	$417,041

		3,160,563

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.713%, due 5/25/29 (a)	1,026,698	990,024

Total Asset-Backed Securities (Cost $5,584,829)		4,150,587

Convertible Bond 0.1%
Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	1,900,000	1,182,750

Total Convertible Bond (Cost $2,079,837)		1,182,750

Corporate Bonds 73.6%
Advertising 0.2%
Lamar Media Corp. 5.375%, due 1/15/24 (d)	2,695,000	2,843,225

Aerospace & Defense 1.5%
KLX, Inc. 5.875%, due 12/1/22 (b)	8,935,000	8,990,844
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,560,050
Orbital ATK, Inc. 5.25%, due 10/1/21	2,250,000	2,356,875
5.50%, due 10/1/23 (b)	4,045,000	4,247,250
TransDigm, Inc. 7.50%, due 7/15/21	2,035,000	2,127,592

		23,282,611

Airlines 1.4%
Continental Airlines, Inc. Series 2007-1, Class A 5.983%, due 10/19/23	3,004,488	3,319,959
Series 2003-ERJ1 7.875%, due 1/2/20	221,380	230,235
Series 2005-ERJ1 9.798%, due 10/1/22	449,315	488,630
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	909,237	966,064

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	$2,311,195	$2,582,760
Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	6,941,354	7,704,903
United Airlines, Inc. Series 2014-2, Class B, Pass Through Trust 4.625%, due 3/3/24	5,881,604	5,837,492

		21,130,043

Auto Manufacturers 1.3%
Ford Holdings LLC 9.30%, due 3/1/30	93,000	125,049
Ford Motor Co. 7.45%, due 7/16/31	39,000	51,758
8.90%, due 1/15/32	3,009,000	4,012,128
Ford Motor Credit Co. LLC 8.00%, due 12/15/16	22,000	22,922
General Motors Financial Co., Inc. 3.45%, due 4/10/22 (d)	8,590,000	8,621,740
Navistar International Corp. 8.25%, due 11/1/21	9,049,000	6,470,035

		19,303,632

Auto Parts & Equipment 2.7%
Dana Holding Corp. 5.375%, due 9/15/21	8,575,000	8,767,938
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21 (d)	6,977,000	7,347,653
7.00%, due 5/15/22	1,000,000	1,080,000
MPG Holdco I, Inc. 7.375%, due 10/15/22	8,575,000	8,575,000
Schaeffler Finance B.V. 4.75%, due 5/15/23 (b)	6,490,000	6,668,475
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)	9,440,000	9,664,011

		42,103,077

Banks 7.5%
♦Bank of America Corp. 3.30%, due 1/11/23	510,000	518,304
4.25%, due 10/22/26	7,260,000	7,420,221
5.125%, due 12/29/49 (a)	4,990,000	4,671,888
5.625%, due 7/1/20	1,720,000	1,932,826
6.11%, due 1/29/37	2,807,000	3,261,566
6.30%, due 12/29/49 (a)	3,570,000	3,739,575
7.625%, due 6/1/19	420,000	487,030
8.57%, due 11/15/24	1,645,000	2,112,343

	Principal Amount	Value
Banks (continued)
Barclays Bank PLC 5.14%, due 10/14/20	$8,037,000	$8,646,317
Capital One Financial Corp. 5.55%, due 12/29/49 (a)(d)	7,975,000	7,959,050
CIT Group, Inc. 5.00%, due 8/1/23	2,000,000	2,080,000
6.625%, due 4/1/18 (b)	5,100,000	5,374,125
Citigroup, Inc. 6.30%, due 12/29/49 (a)	10,800,000	10,584,000
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	2,270,000	2,351,940
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	7,257,000	7,520,611
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	7,595,000	7,795,508
Mellon Capital III 6.369%, due 9/5/66 (a)	GBP 2,950,000	4,299,619
♦Morgan Stanley 4.875%, due 11/1/22	$4,287,000	4,664,282
5.00%, due 11/24/25	2,465,000	2,683,024
5.45%, due 7/29/49 (a)	11,425,000	10,882,313
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	8,746,000	8,560,733
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	5,835,000	5,973,581
Wells Fargo Capital X 5.95%, due 12/1/86	1,490,000	1,528,740

		115,047,596

Building Materials 1.2%
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,598,750
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	8,400,000	8,757,000
USG Corp. 5.875%, due 11/1/21 (b)	6,755,000	7,109,637

		18,465,387

Chemicals 1.4%
Ashland, Inc. 4.75%, due 8/15/22	2,970,000	2,987,078
Dow Chemical Co. (The) 8.55%, due 5/15/19	693,000	827,558
Hexion, Inc. 6.625%, due 4/15/20 (d)	2,385,000	1,997,438
8.875%, due 2/1/18	2,283,000	1,769,325
Huntsman International LLC 5.125%, due 4/15/21	EUR 3,275,000	3,860,741
5.125%, due 11/15/22	$3,500,000	3,517,500
WR Grace & Co. 5.125%, due 10/1/21 (b)	6,410,000	6,711,270

		21,670,910

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 1.3%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (b)	$5,000,000	$4,746,875
5.50%, due 4/1/23	2,000	1,912
Hertz Corp. (The) 6.25%, due 10/15/22	3,865,000	3,892,016
Service Corporation International 5.375%, due 1/15/22 (d)	1,835,000	1,922,163
United Rentals North America, Inc. 4.625%, due 7/15/23	4,710,000	4,692,337
5.75%, due 11/15/24	1,750,000	1,774,063
6.125%, due 6/15/23	3,259,000	3,381,212

		20,410,578

Computers 0.6%
NCR Corp. 5.00%, due 7/15/22	5,215,000	5,228,037
6.375%, due 12/15/23	3,350,000	3,484,000

		8,712,037

Diversified Financial Services 0.1%
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	1,690,000	1,708,370

Electric 2.5%
Calpine Corp. 5.75%, due 1/15/25	4,760,000	4,807,600
♦FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	10,815,000	11,614,175
Great Plains Energy, Inc. 4.85%, due 6/1/21 (d)	5,200,000	5,665,322
5.292%, due 6/15/22 (c)	663,000	741,058
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	8,560,000	8,731,200
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	7,793,280	6,429,456

		37,988,811

Engineering & Construction 0.4%
SBA Communications Corp. 4.875%, due 7/15/22	6,561,000	6,606,140

Entertainment 1.2%
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	485,000	505,612
8.875%, due 6/15/20 (d)	5,815,000	6,113,019
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	5,102,000	5,318,835

	Principal Amount	Value
Entertainment (continued)
♦Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	$1,010,000	$1,029,569
10.00%, due 12/1/22	6,635,000	5,483,827

		18,450,862

Finance—Auto Loans 0.4%
Ally Financial, Inc. 8.00%, due 11/1/31	5,610,000	6,717,975

Finance—Consumer Loans 1.4%
Navient Corp. 5.00%, due 10/26/20	3,210,000	3,065,550
8.00%, due 3/25/20	1,846,000	1,938,300
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (b)	8,015,000	8,335,600
Springleaf Finance Corp. 6.00%, due 6/1/20	3,100,000	2,968,250
7.75%, due 10/1/21	4,850,000	4,789,375

		21,097,075

Finance—Credit Card 0.2%
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	3,018,861

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC 5.125%, due 1/20/23	813,000	850,135
6.45%, due 6/8/27	1,100,000	1,179,321

		2,029,456

Food 1.5%
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	4,595,000	4,561,695
Premier Foods Finance PLC 6.50%, due 3/15/21 (b)	GBP 4,500,000	6,562,029
TreeHouse Foods, Inc. 4.875%, due 3/15/22 (d)	$6,125,000	6,331,719
Tyson Foods, Inc. 3.95%, due 8/15/24	5,450,000	5,884,022

		23,339,465

Forest Products & Paper 0.3%
Domtar Corp. 10.75%, due 6/1/17	308,000	331,941
Georgia-Pacific LLC 8.00%, due 1/15/24	2,945,000	3,839,385
International Paper Co. 7.30%, due 11/15/39	693,000	905,552

		5,076,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	$2,717,000	$2,778,132

Health Care—Products 0.9%
Hologic, Inc. 5.25%, due 7/15/22 (b)	8,195,000	8,584,263
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	4,485,000	3,657,114
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,928,996

		14,170,373

Health Care—Services 2.7%
CHS / Community Health Systems, Inc. 6.875%, due 2/1/22	8,985,000	8,131,425
DaVita HealthCare Partners, Inc. 5.125%, due 7/15/24 (d)	1,925,000	1,959,111
5.75%, due 8/15/22 (d)	5,825,000	6,101,688
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (b)	2,500,000	2,746,750
HCA, Inc. 5.00%, due 3/15/24	8,645,000	8,947,575
♦MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (b)	6,780,000	7,079,405
Tenet Healthcare Corp. 4.134%, due 6/15/20 (a)(b)	6,250,000	6,257,812

		41,223,766

Holding Company—Diversified 0.4%
Stena AB 7.00%, due 2/1/24 (b)	8,000,000	6,800,000

Home Builders 5.3%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	3,206,000	2,973,565
CalAtlantic Group, Inc. 6.25%, due 12/15/21	2,875,000	3,083,438
8.375%, due 1/15/21	4,560,000	5,369,400
D.R. Horton, Inc. 3.75%, due 3/1/19	2,750,000	2,811,875
5.75%, due 8/15/23	4,250,000	4,653,750
K. Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (b)	3,100,000	2,170,000
7.25%, due 10/15/20 (b)	6,035,000	5,389,134
KB Home 7.25%, due 6/15/18	3,300,000	3,522,750
8.00%, due 3/15/20	2,250,000	2,430,000

	Principal Amount	Value
Home Builders (continued)
Lennar Corp. 4.50%, due 6/15/19	$5,800,000	$5,999,375
4.50%, due 11/15/19	4,740,000	4,920,712
MDC Holdings, Inc. 5.50%, due 1/15/24	7,025,000	6,814,250
5.625%, due 2/1/20	1,608,000	1,632,120
Meritage Homes Corp. 7.00%, due 4/1/22	7,800,000	8,365,500
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	8,770,000	8,835,775
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,750,000	6,210,000
TRI Pointe Group, Inc. / TRI Pointe Homes. Inc. 5.875%, due 6/15/24	6,950,000	6,984,750

		82,166,394

Household Products & Wares 0.4%
Spectrum Brands, Inc. 5.75%, due 7/15/25	5,085,000	5,393,405

Insurance 4.7%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	8,525,000	9,207,000
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	9,873,000	8,490,780
Genworth Holdings, Inc. 4.90%, due 8/15/23	4,475,000	3,199,625
6.15%, due 11/15/66 (a)	7,233,000	2,025,240
7.20%, due 2/15/21	1,145,000	956,075
Liberty Mutual Group, Inc. 6.50%, due 3/15/35 (b)	870,000	1,031,951
7.80%, due 3/7/87 (b)	7,453,000	8,142,402
10.75%, due 6/15/88 (a)(b)	938,000	1,369,480
Lincoln National Corp. 7.00%, due 5/17/66 (a)	3,537,000	2,369,790
Oil Insurance, Ltd. 3.611%, due 12/29/49 (a)(b)	8,452,000	7,606,800
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,150,000	1,452,578
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	612,000	577,667
Protective Life Corp. 8.45%, due 10/15/39	3,621,000	4,839,561
Provident Cos., Inc. 7.25%, due 3/15/28	5,460,000	6,565,754
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	571,000	571,000
Validus Holdings, Ltd. 8.875%, due 1/26/40	5,383,000	7,099,843

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Voya Financial, Inc. 5.50%, due 7/15/22	$3,350,000	$3,760,368
XLIT, Ltd. 6.50%, due 10/29/49 (a)	4,116,000	2,881,200

		72,147,114

Investment Management/Advisory Services 0.6%
Scottish Widows PLC Series Reg S 5.50%, due 6/16/23	GBP 6,500,000	9,795,303

Iron & Steel 1.7%
AK Steel Corp. 7.625%, due 10/1/21	$9,410,000	7,763,250
ArcelorMittal 7.25%, due 2/25/22	5,425,000	5,706,422
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	1,140,000	478,800
5.95%, due 1/15/18	2,169,000	1,344,780
Steel Dynamics, Inc. 5.25%, due 4/15/23	7,666,000	7,780,990
United States Steel Corp. 7.375%, due 4/1/20	4,039,000	3,806,757

		26,880,999

Leisure Time 0.7%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	3,400,000	3,493,500
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,115,000	6,604,200

		10,097,700

Lodging 1.4%
MGM Resorts International 6.00%, due 3/15/23 (d)	7,600,000	7,894,500
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	946,000	1,032,475
7.15%, due 12/1/19	2,341,000	2,710,831
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, due 3/15/22	6,130,000	6,236,049
5.50%, due 3/1/25 (b)	3,600,000	3,444,750

		21,318,605

Machinery—Construction & Mining 0.3%
Terex Corp. 6.50%, due 4/1/20	5,000,000	5,002,500

	Principal Amount	Value
Machinery—Diversified 0.6%
Zebra Technologies Corp. 7.25%, due 10/15/22	$8,520,000	$9,223,752

Media 2.2%
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	7,405,000	7,442,025
Series B
7.625%, due 3/15/20 (d)	2,500,000	2,317,200
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	2,241,000	2,252,622
DISH DBS Corp. 4.25%, due 4/1/18	3,350,000	3,417,000
6.75%, due 6/1/21	4,265,000	4,393,846
iHeartCommunications, Inc. 9.00%, due 12/15/19	2,100,000	1,627,500
9.00%, due 3/1/21	8,845,000	6,257,837
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,416,388
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	5,000,000	5,112,500

		34,236,918

Mining 0.3%
Aleris International, Inc. 7.875%, due 11/1/20	4,857,000	4,310,587

Miscellaneous—Manufacturing 1.3%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	7,860,000	7,840,350
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	4,585,000	3,988,950
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	11,250,000	7,875,000

		19,704,300

Oil & Gas 5.7%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	19,735,000	7,301,950
Berry Petroleum Co., LLC 6.75%, due 11/1/20 (l)	1,517,000	371,665
CHC Helicopter S.A. 9.25%, due 10/15/20 (l)	9,714,600	4,322,997
♦CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	9,000,000	8,775,000
Concho Resources, Inc. 5.50%, due 4/1/23	1,014,000	1,021,605
6.50%, due 1/15/22	1,550,000	1,612,000
Denbury Resources, Inc. 4.625%, due 7/15/23 (d)	3,635,000	2,135,563
6.375%, due 8/15/21	6,630,000	4,309,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 5.00%, due 12/1/24 (b)	$9,000,000	$8,370,000
LINN Energy LLC / LINN Energy Finance Corp. 6.50%, due 9/15/21 (l)	3,160,000	276,500
Murphy Oil USA, Inc. 6.00%, due 8/15/23	8,818,000	9,220,277
Precision Drilling Corp. 6.50%, due 12/15/21 (d)	1,127,000	969,220
6.625%, due 11/15/20	2,417,000	2,154,151
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,174,125
Sanchez Energy Corp. 6.125%, due 1/15/23	9,620,000	7,190,950
SM Energy Co. 5.00%, due 1/15/24	1,970,000	1,640,025
6.125%, due 11/15/22	5,385,000	4,873,425
Sunoco, L.P. / Sunoco Finance Corp. 6.375%, due 4/1/23 (b)	4,685,000	4,755,275
Tesoro Corp. 5.125%, due 4/1/24	11,050,000	11,050,000
Whiting Petroleum Corp. 5.00%, due 3/15/19	2,350,000	2,079,750
5.75%, due 3/15/21	2,260,000	1,881,450

		87,485,428

Oil & Gas Services 0.5%
CGG S.A. 6.50%, due 6/1/21	6,150,000	2,460,000
PHI, Inc. 5.25%, due 3/15/19 (d)	4,800,000	4,425,024

		6,885,024

Packaging & Containers 3.5%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	4,720,000	4,956,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.625%, due 5/15/23	4,250,000	4,250,000
6.75%, due 1/31/21 (b)	3,240,000	3,248,100
7.00%, due 11/15/20 (b)	652,941	617,029
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR 7,700,000	9,478,155
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (b)	3,175,000	3,842,761
MeadWestvaco Corp. 7.375%, due 9/1/19	$1,800,000	2,041,844
Novelis, Inc. 8.75%, due 12/15/20	4,653,000	4,804,223

	Principal Amount	Value
Packaging & Containers (continued)
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	$5,555,000	$5,721,650
Reynolds Group Issuer, Inc. 5.75%, due 10/15/20	925,000	959,688
9.875%, due 8/15/19	5,714,000	5,906,847
Sealed Air Corp. 4.875%, due 12/1/22 (b)	5,070,000	5,279,137
5.50%, due 9/15/25 (b)	3,315,000	3,518,044

		54,623,478

Pharmaceuticals 0.4%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)	3,865,000	3,792,531
6.00%, due 2/1/25 (b)	2,375,000	2,268,125

		6,060,656

Pipelines 1.5%
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.50%, due 3/1/20	3,875,000	3,894,375
Kinder Morgan, Inc. 5.625%, due 11/15/23 (b)	2,449,000	2,531,252
7.75%, due 1/15/32	2,035,000	2,192,232
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	4,150,000	3,343,307
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	3,725,000	3,576,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	3,810,000	3,886,200
6.125%, due 10/15/21	3,500,000	3,578,750

		23,002,116

Private Equity 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.00%, due 8/1/20	6,880,000	6,863,488

Real Estate Investment Trusts 1.1%
Crown Castle International Corp. 5.25%, due 1/15/23	2,625,000	2,913,750
GEO Group Inc. (The) 6.00%, due 4/15/26	4,690,000	4,804,905
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	467,179
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP 3,475,000	5,179,049
Iron Mountain, Inc. 5.75%, due 8/15/24	$4,125,000	4,238,438

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	$1,000	$1,008

		17,604,329

Retail 2.9%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22 (d)	5,200,000	5,492,500
Brinker International, Inc. 2.60%, due 5/15/18	1,875,000	1,884,546
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(e)	64,586	71,231
♦Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	9,670,000	10,325,626
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,925,000	1,972,890
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,573,326
Signet UK Finance PLC 4.70%, due 6/15/24	10,160,000	10,010,567
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	8,550,000	8,447,400

		44,778,086

Semiconductors 1.8%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (b)	6,300,000	6,552,000
6.00%, due 1/15/22 (b)	3,159,000	3,348,540
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (b)	9,100,000	9,441,250
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	8,700,000	8,743,500

		28,085,290

Software 0.3%
First Data Corp. 5.375%, due 8/15/23 (b)	1,785,000	1,845,244
6.75%, due 11/1/20 (b)	2,275,000	2,388,750
7.00%, due 12/1/23 (b)	755,000	775,762

		5,009,756

Telecommunications 3.7%
CenturyLink, Inc. 5.80%, due 3/15/22	8,000,000	7,900,000
CommScope Holding Co., Inc. 6.625% (6.625% Cash or 7.375% PIK), due 6/1/20 (b)(d)(f)	4,350,000	4,491,375
CommScope, Inc. 5.00%, due 6/15/21 (b)	4,295,000	4,359,425

	Principal Amount	Value
Telecommunications (continued)
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	$2,250,000	$2,477,813
7.625%, due 6/15/21	3,350,000	3,726,875
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	8,190,000	7,780,500
Sprint Capital Corp. 8.75%, due 3/15/32	1,060,000	842,700
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,494,000
Sprint Corp. 7.25%, due 9/15/21	4,000,000	3,230,000
7.875%, due 9/15/23	1,650,000	1,287,000
T-Mobile USA, Inc. 6.00%, due 3/1/23	3,000,000	3,150,000
6.125%, due 1/15/22	4,525,000	4,759,757
Telefonica Emisiones SAU 5.462%, due 2/16/21	1,000	1,137
Verizon Communications, Inc. 5.15%, due 9/15/23	3,573,000	4,109,282
ViaSat, Inc. 6.875%, due 6/15/20 (d)	7,340,000	7,578,550

		57,188,414

Transportation 0.8%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)	992,000	1,006,880
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	1,755,000	1,116,619
5.875%, due 4/1/20	1,748,000	1,131,830
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	9,725,000	9,470,205

		12,725,534

Total Corporate Bonds (Cost $1,191,041,823)		1,134,564,436

Foreign Bonds 0.6%
Belgium 0.2%
Belfius Financing Co. 1.289%, due 2/9/17 (a)	GBP 2,000,000	2,893,079

Ireland 0.3%
UT2 Funding PLC 5.321%, due 6/30/16	EUR 3,945,000	4,534,407

United Kingdom 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 449,000	816,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Foreign Bonds (continued)
United Kingdom (continued)
Rexam PLC 6.75%, due 6/29/67 (a)	EUR 978,000	$1,129,266

		1,945,611

Total Foreign Bonds (Cost $10,564,441)		9,373,097

Loan Assignments 17.7% (g)
Advertising 1.6%
Outdoor Media Capital LLC Term Loan B 3.00%, due 2/1/21	$8,714,375	8,667,169
♦USAGM HoldCo LLC 2015 Term Loan 4.75%, due 7/28/22	8,728,125	8,542,653
2015 2nd Lien Term Loan 9.50%, due 7/28/23	8,750,000	7,875,000

		25,084,822

Aerospace & Defense 0.2%
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	1,738,185	1,734,926
Term Loan D 3.75%, due 6/4/21	1,110,000	1,103,293

		2,838,219

Auto Manufacturers 0.3%
Navistar International Corp. Term Loan B 6.50%, due 8/7/20	4,481,250	4,227,311

Auto Parts & Equipment 1.3%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	7,321,475	7,327,574
MPG Holdco I, Inc. 2015 Term Loan B 3.75%, due 10/20/21	1,058,029	1,050,093
TI Group Automotive Systems LLC 2015 USD Term Loan 4.50%, due 6/30/22	11,019,625	10,987,481

		19,365,148

Building Materials 0.8%
♦Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	11,686,979	11,662,635
2nd Lien Term Loan 7.00%, due 3/26/21	1,193,684	1,193,684

		12,856,319

	Principal Amount	Value
Chemicals 1.2%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	$4,252,855	$4,242,223
ECO Services Operations LLC Term Loan B 4.75%, due 12/1/21	2,616,875	2,544,911
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	11,248,718	11,222,936

		18,010,070

Commercial Services 1.5%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	5,808,219	5,633,973
KAR Auction Services, Inc. Term Loan B2 3.937%, due 3/11/21	8,799,621	8,805,120
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	8,810,928	8,194,163

		22,633,256

Containers, Packaging & Glass 0.4%
Milacron LLC Term Loan B 4.50%, due 9/28/20	6,602,740	6,602,740

Electric 0.1%
Calpine Corp. Term Loan B5 3.50%, due 5/27/22	1,985,000	1,966,391

Entertainment 0.8%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 6/15/18	2,849,729	2,810,546
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	9,041,875	8,893,064

		11,703,610

Environmental Controls 0.0%‡
Filtration Group Corp. 2nd Lien Term Loan 8.25%, due 11/21/21	505,319	494,897

Food Services 0.3%
Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	4,907,368	4,911,972

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Health Care—Products 0.8%
♦Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	$12,398,477	$11,750,136
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	995,000	992,512

		12,742,648

Health Care—Services 1.0%
AmSurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	6,915,655	6,925,261
Community Health Systems, Inc. Term Loan G 3.75%, due 12/31/19	123,112	121,078
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	2,456,250	2,462,391
♦MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	6,233,961	6,198,115

		15,706,845

Household Products & Wares 1.1%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22	7,711,250	7,460,635
Prestige Brands, Inc. Term Loan B3 3.522%, due 9/3/21	10,237,488	10,256,683

		17,717,318

Iron & Steel 0.6%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	9,356,137	9,262,575

Lodging 0.8%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,008,681	1,009,221
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	10,940,282	10,966,265

		11,975,486

Machinery—Construction & Mining 0.2%
Terex Corp. 2014 USD Term Loan 3.50%, due 8/13/21 (e)	2,561,000	2,561,000

	Principal Amount	Value
Machinery—Diversified 0.6%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	$8,876,627	$8,802,658

Media 0.9%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	8,833,867	8,804,883
iHeartCommunications, Inc. Term Loan D 7.185%, due 1/30/19	1,928,771	1,436,333
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.649%, due 6/30/23	4,161,125	4,150,722

		14,391,938

Miscellaneous—Manufacturing 0.4%
Gates Global, Inc. Term Loan B 4.25%, due 7/6/21	5,635,685	5,389,124

Oil & Gas 0.3%
♦CITGO Petroleum Corp. New Term Loan B 4.50%, due 7/29/21	4,303,031	4,249,243

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 4.75%, due 8/5/20	1,771,755	1,721,556

Real Estate 0.5%
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	7,751,598	7,746,753
Extended Letter of Credit 4.875%, due 10/10/16	45,643	45,186

		7,791,939

Retail 0.3%
♦Dollar Tree, Inc. Term Loan B1 3.50%, due 7/6/22	2,192,514	2,196,820
Pilot Travel Centers LLC 2015 Term Loan B 3.75%, due 10/1/21	2,793,000	2,805,219

		5,002,039

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Software 0.3%
First Data Corp. Extended 2021 Term Loan 4.439%, due 3/24/21	$4,440,058	$4,447,828

Telecommunications 1.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	2,500,000	2,340,000
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	9,000,000	9,009,378
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	8,879,200	8,859,222

		20,208,600

Total Loan Assignments (Cost $276,453,633)		272,665,552

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 2.792%, due 11/25/35 (h)	229,066	202,359
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.669%, due 12/25/36 (a)(b)	36,834	32,362
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.856%, due 7/25/36 (h)	148,335	142,166

		376,887

Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)(e)	86,212	81,708
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.191%, due 11/25/36 (h)	145,986	126,085

		207,793

Total Mortgage-Backed Securities (Cost $576,611)		584,680

	Principal Amount	Value
U.S. Government 0.0%‡
United States Treasury Note 0.0%‡
2.125%, due 8/15/21	$70,000	$72,748

Total U.S. Government (Cost $71,214)		72,748

Total Long-Term Bonds (Cost $1,486,372,388)		1,422,593,850

	Shares
Common Stocks 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.	15,078	479,481
Motors Liquidation Co. GUC Trust	11,598	137,436

		616,917

Media 0.0%‡
ION Media Networks, Inc. (e)(i)(j)(k)	22	11,778

Total Common Stocks (Cost $505,186)		628,695

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/19 (k)	20,476	284,207

Total Warrants (Cost $322,281)		284,207

	Principal Amount
Short-Term Investment 7.6%
Repurchase Agreement 7.6%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $117,553,008 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.12% and a maturity date of 6/2/21, with a Principal Amount of $118,720,000 and a Market Value of $119,907,200)	$117,552,714	117,552,714

Total Short-Term Investment (Cost $117,552,714)		117,552,714

Total Investments, Before Investments Sold Short (Cost $1,604,752,569) (m)	99.9%	1,541,059,466

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Bonds Sold Short (1.8%) Corporate Bonds Sold Short (1.8%)
Household Products & Wares (0.3%)
ACCO Brands Corp. 6.75%, due 4/30/20	$(3,850,000)	$(4,081,000)

Oil & Gas (1.5%)
Noble Energy, Inc. 3.90%, due 11/15/24	(12,115,000)	(12,045,302)
4.15%, due 12/15/21	(3,000,000)	(3,061,479)
Southwestern Energy Co. 4.95%, due 1/23/25	(9,770,000)	(8,499,900)

		(23,606,681)

Total Investments Sold Short (Proceeds $26,255,532)	(1.8)%	(27,687,681)

Total Investments, Net of Investments Sold Short (Cost $1,578,497,037)	98.1	1,513,371,785
Other Assets, Less Liabilities	1.9	28,997,418
Net Assets	100.0%	$1,542,369,203

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(O)).
(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $2,725,717, which represented 0.2% of the Fund’s net assets.

(f)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2016.

(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2016.

(i)	Restricted security.

(j)	Illiquid security—As of April 30, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $11,778, which represented less than one-tenth of a percent of the Fund’s net assets.

(k)	Non-income producing security.

(l)	Issue in default.

(m)	As of April 30, 2016, cost was $1,604,790,593 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$18,860,375
Gross unrealized depreciation	(82,591,502)

Net unrealized depreciation	$(63,731,127)

As of April 30, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	EUR	22,662,000	$25,618,824	$335,520
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	GBP	22,899,000	33,336,364	123,120

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	EUR	22,662,000	25,784,484	(169,861)
Euro vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		20,459,000	23,236,309	(252,448)
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	GBP	22,899,000	33,060,366	(399,118)
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		22,939,000	33,401,547	(124,679)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(487,466)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(500)	June 2016	$(109,312,500)	$(170,377)
Euro-Bund	(373)	June 2016	(69,139,563)	763,922

			$(178,452,063)	$593,545

1.	As of April 30, 2016, cash in the amount of $1,363,698 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

As of April 30, 2016, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments Made by Fund	Payments Received by Fund	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
$350,000,000	USD	4/16/2017	Fixed 0.768%	3-Month USD-LIBOR	$—	$14,878	$14,878
$500,000,000	USD	4/17/2017	Fixed 0.766%	3-Month USD-LIBOR	—	30,885	30,885
$500,000,000	USD	4/21/2017	Fixed 0.769%	3-Month USD-LIBOR	—	26,350	26,350
$125,000,000	USD	4/29/2017	Fixed 0.786%	3-Month USD-LIBOR	—	(12,536)	(12,536)
$350,000,000	USD	5/6/2017	Fixed 0.860%	3-Month USD-LIBOR	—	(284,575)	(284,575)
$273,000,000	USD	7/8/2017	Fixed 0.877%	3-Month USD-LIBOR	—	(235,533)	(235,533)
$250,000,000	USD	10/8/2017	Fixed 0.730%	3-Month USD-LIBOR	—	392,600	392,600
$250,000,000	USD	10/16/2017	Fixed 0.695%	3-Month USD-LIBOR	—	533,390	533,390
$400,000,000	USD	2/16/2018	Fixed 0.670%	3-Month USD-LIBOR	45,089	1,551,940	1,506,851
					$45,089	$2,017,399	$1,972,310

As of April 30, 2016, the Fund held the following centrally cleared credit default swap contract1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]		(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	EUR	19,000	(5.00)%	$(1,100,026)	$(1,491,675)	$(391,649)

As of April 30, 2016, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	(1.00)%	$(306,418)	$24,943	$(281,475)

1.	As of April 30, 2016, cash in the amount of $7,565,408 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2016.

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$4,150,587	$—	$4,150,587
Convertible Bond	—	1,182,750	—	1,182,750
Corporate Bonds	—	1,134,564,436	—	1,134,564,436
Foreign Bonds	—	9,373,097	—	9,373,097
Loan Assignments (b)	—	246,327,299	26,338,253	272,665,552
Mortgage-Backed Securities (c)	—	502,972	81,708	584,680
U.S. Government	—	72,748	—	72,748

Total Long-Term Bonds	—	1,396,173,889	26,419,961	1,422,593,850

Common Stocks (d)	616,917	—	11,778	628,695
Warrants	284,207	—	—	284,207
Short-Term Investment
Repurchase Agreement	—	117,552,714	—	117,552,714

Total Investments in Securities	901,124	1,513,726,603	26,431,739	1,541,059,466

Other Financial Instruments
Foreign Currency Forward Contract (e)	—	458,640	—	458,640
Futures Contracts Short (e)	763,922	—	—	763,922
Interest Rate Swap Contracts (e)	—	2,504,954	—	2,504,954

Total Other Financial Instruments	763,922	2,963,594	—	3,727,516

Total Investments in Securities and Other Financial Instruments	$1,665,046	$1,516,690,197	$26,431,739	$1,544,786,982

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(27,687,681)	$—	$(27,687,681)

Total Investments in Securities Sold Short	—	(27,687,681)	—	(27,687,681)

Other Financial Instruments
Credit Default Swap Contracts (e)	—	(673,124)	—	(673,124)
Foreign Currency Forward Contract (e)	—	(946,106)	—	(946,106)
Futures Contracts Short (e)	(170,377)	—	—	(170,377)
Interest Rate Swap Contracts (e)	—	(532,644)	—	(532,644)

Total Other Financial Instruments	(170,377)	(2,151,874)	—	(2,322,251)

Total Investments in Securities Sold Short and Other Financial Instruments	$(170,377)	$(29,839,555)	$—	$(30,009,932)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

(b)	Includes $1,193,684, $2,544,911, $8,194,163, $6,602,740, $992,512, $2,561,000 and $4,249,243 of Level 3 securities held in Building Materials, Chemicals, Commercial Services, Containers, Packaging & Glass, Health Care—Products, Machinery—Construction & Mining and Oil & Gas, respectively, within the Loan Assignments section of the Portfolio of Investments.
(c)	The Level 3 security valued at $81,708 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.
(d)	The Level 3 security valued at $11,778 is held in Media within the Common Stocks section of the Portfolio of Investments.
(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, securities with a market value of $24,202,610 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2015, the fair value obtained for these securities, from an independent pricing service, utilized significant observable inputs. (See Note 2)

As of April 30, 2016, securities with a market value of $2,855,916 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2015, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (b)
Long-Term Bonds
Loan Assignments
Building Materials	$—	$(1,334)	$—	$1,334	$—	$—	$1,193,684	$—	$1,193,684	$1,334
Chemicals	—	937	55	(43,367)	—	(13,250)	2,600,536	—	2,544,911	(43,367)
Commercial Services	7,985,661	5,089	232	265,209	—	(62,028)	—	—	8,194,163	259,237
Containers, Packaging & Glass	—	—	—	(8,253)	—	—	6,610,993	—	6,602,740	(8,253)
Health Care—Products	990,000	178	11	7,323	—	(5,000)	—	—	992,512	7,285
Machinery—Construction & Mining	—	458	26	6,594	—	(13,000)	2,566,922	—	2,561,000	6,594
Mining	897,500	184	(155,702)	96,018	—	(838,000)	—	—	—	—
Oil & Gas	—	5,246	(169,035)	83,364	—	(6,806,969)	11,136,637	—	4,249,243	83,364
Real Estate	45,416	—	—	—	—	—	—	(45,416)	—	—
Retail	2,810,500	—	—	—	—	—	—	(2,810,500)	—	—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	—	74	(1,633)	(1,263)	—	(9,308)	93,838	—	81,708	(1,263)
Common Stocks
Media	9,560	—	—	2,218	—	—	—	—	11,778	2,218

Total	$12,738,637	$10,832	$(326,046)	$409,177	$—	$(7,747,555)	$24,202,610	$(2,855,916)	$26,431,739	$307,149

(a)	Sales include principal reductions.

(b)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,604,752,569)	$1,541,059,466
Cash collateral on deposit at broker	8,929,106
Cash denominated in foreign currencies (identified cost $3,399,460)	3,444,831
Receivables:
Dividends and interest	19,370,900
Investment securities sold	6,615,555
Fund shares sold	4,555,108
Variation margin on futures contracts	135,440
Premiums paid for OTC swap contracts	306,418
Other assets	108,228
Unrealized appreciation on foreign currency forward contracts	458,640
Variation margin on centrally cleared swaps	47,836

Total assets	1,585,031,528

Liabilities
Investments sold short (proceeds $26,255,532)	27,687,681
Payables:
Investment securities purchased	5,447,000
Fund shares redeemed	5,138,677
Manager (See Note 3)	712,968
Transfer agent (See Note 3)	553,189
Interest on investments sold short	527,212
NYLIFE Distributors (See Note 3)	320,702
Broker fees and charges on short sales	179,295
Shareholder communication	84,103
Professional fees	51,983
Custodian	24,669
Trustees	4,715
Accrued expenses	12,904
Interest expense and fees payable	4,248
Dividend payable	685,398
Unrealized depreciation on foreign currency forward contracts	946,106
Unrealized depreciation on OTC swap contracts	281,475

Total liabilities	42,662,325

Net assets	$1,542,369,203

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,797,761
Additional paid-in capital	1,754,924,617

1,756,722,378
Undistributed net investment income	4,859,074
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(155,454,204)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(61,800,372)
Net unrealized appreciation (depreciation) on investments sold short	(1,432,149)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(525,524)

Net assets	$1,542,369,203

Class A
Net assets applicable to outstanding shares	$447,938,325

Shares of beneficial interest outstanding	52,196,190

Net asset value per share outstanding	$8.58
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.98

Investor Class
Net assets applicable to outstanding shares	$31,730,423

Shares of beneficial interest outstanding	3,669,723

Net asset value per share outstanding	$8.65
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.06

Class B
Net assets applicable to outstanding shares	$18,377,359

Shares of beneficial interest outstanding	2,151,519

Net asset value and offering price per share outstanding	$8.54

Class C
Net assets applicable to outstanding shares	$250,666,047

Shares of beneficial interest outstanding	29,368,372

Net asset value and offering price per share outstanding	$8.54

Class I
Net assets applicable to outstanding shares	$793,583,105

Shares of beneficial interest outstanding	92,381,723

Net asset value and offering price per share outstanding	$8.59

Class R2
Net assets applicable to outstanding shares	$47,586

Shares of beneficial interest outstanding	5,545

Net asset value and offering price per share outstanding	$8.58

Class R3
Net assets applicable to outstanding shares	$26,358

Shares of beneficial interest outstanding	3,070

Net asset value and offering price per share outstanding	$8.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$47,957,218
Dividends	11,158

Total income	47,968,376

Expenses
Manager (See Note 3)	4,923,091
Distribution/Service—Class A (See Note 3)	618,813
Distribution/Service—Investor Class (See Note 3)	38,836
Distribution/Service—Class B (See Note 3)	92,632
Distribution/Service—Class C (See Note 3)	1,368,901
Distribution/Service—Class R2 (See Note 3)	123
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	1,485,496
Interest on investments sold short	983,839
Broker fees and charges on short sales	473,123
Shareholder communication	99,399
Registration	81,283
Professional fees	73,787
Custodian	35,578
Trustees	23,952
Interest expense	4,317
Shareholder service (See Note 3)	54
Miscellaneous	33,874

Total expenses	10,337,120

Net investment income (loss)	37,631,256

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(85,390,510)
Investments sold short	3,193,102
Futures transactions	(4,298,666)
Swap transactions	(6,478,579)
Foreign currency transactions	1,594,094

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(91,380,559)

Net change in unrealized appreciation (depreciation) on:
Investments	37,236,186
Investments sold short	(2,569,544)
Futures contracts	1,735,895
Swap contracts	5,478,801
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,091,286)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	40,790,052

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(50,590,507)

Net increase (decrease) in net assets resulting from operations	$(12,959,251)

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$37,631,256	$99,541,667
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(91,380,559)	(78,763,295)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	40,790,052	(92,514,436)

Net increase (decrease) in net assets resulting from operations	(12,959,251)	(71,736,064)

Dividends to shareholders:
From net investment income:
Class A	(9,901,354)	(22,199,099)
Investor Class	(625,976)	(1,079,074)
Class B	(306,231)	(561,584)
Class C	(4,480,530)	(9,024,905)
Class I	(20,078,837)	(50,654,929)
Class R2	(1,945)	(7,479)
Class R3	(142)	—

Total dividends to shareholders	(35,395,015)	(83,527,070)

Capital share transactions:
Net proceeds from sale of shares	170,162,977	986,207,670
Net asset value of shares issued to shareholders in reinvestment of dividends	30,355,306	70,622,476
Cost of shares redeemed	(825,299,413)	(1,243,315,257)

Increase (decrease) in net assets derived from capital share transactions	(624,781,130)	(186,485,111)

Net increase (decrease) in net assets	(673,135,396)	(341,748,245)

Net Assets
Beginning of period	2,215,504,599	2,557,252,844

End of period	$1,542,369,203	$2,215,504,599

Undistributed net investment income at end of period	$4,859,074	$2,622,833

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.72		$9.27	$9.28	$9.22	$8.73	$9.06

Net investment income (loss) (a)	0.18		0.36	0.36	0.40	0.45	0.45
Net realized and unrealized gain (loss) on investments	(0.15)		(0.63)	(0.05)	0.06	0.49	(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	0.03		(0.25)	0.32	0.45	0.95	0.14

Less dividends:
From net investment income	(0.17)		(0.30)	(0.33)	(0.39)	(0.46)	(0.47)

Net asset value at end of period	$8.58		$8.72	$9.27	$9.28	$9.22	$8.73

Total investment return (b)	0.41	%(c)	(2.70%)	3.48%	4.96%	11.26%	1.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.22	%††	4.01%	3.81%	4.25%	5.08%	5.04%
Net expenses (excluding short sale expenses)	1.00	%††	0.96%	0.98%	1.00%	1.00%	1.03%
Expenses (including short sales expenses, before waiver/reimbursement)	1.17	%††	1.01%	1.04%	1.12%	1.33%	1.22%
Short sale expenses	0.17	%††	0.05%	0.06%	0.12%	0.33%	0.19%
Portfolio turnover rate	1%		22%	19%	23%	25%	26%
Net assets at end of period (in 000’s)	$447,938		$584,184	$675,552	$317,917	$192,009	$169,649

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.78		$9.33	$9.34	$9.28	$8.78	$9.12

Net investment income (loss) (a)	0.18		0.36	0.36	0.39	0.44	0.43
Net realized and unrealized gain (loss) on investments	(0.14)		(0.63)	(0.05)	0.06	0.50	(0.32)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	0.04		(0.25)	0.32	0.44	0.95	0.11

Less dividends:
From net investment income	(0.17)		(0.30)	(0.33)	(0.38)	(0.45)	(0.45)

Net asset value at end of period	$8.65		$8.78	$9.33	$9.34	$9.28	$8.78

Total investment return (b)	0.52	%(c)	(2.70%)	3.42%	4.76%	10.98%	1.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21	%††	3.99%	3.78%	4.12%	4.89%	4.85%
Net expenses (excluding short sale expenses)	1.02	%††	0.98%	1.00%	1.15%	1.19%	1.24%
Expenses (including short sales expenses, before waiver/reimbursement)	1.19	%††	1.03%	1.06%	1.27%	1.52%	1.42%
Short sale expenses	0.17	%††	0.05%	0.06%	0.12%	0.33%	0.18%
Portfolio turnover rate	1%		22%	19%	23%	25%	26%
Net assets at end of period (in 000’s)	$31,730		$32,498	$31,690	$28,341	$24,551	$20,415

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.68		$9.23	$9.24	$9.18	$8.70	$9.03

Net investment income (loss) (a)	0.14		0.29	0.28	0.31	0.37	0.36
Net realized and unrealized gain (loss) on investments	(0.14)		(0.62)	(0.04)	0.07	0.48	(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	—		(0.31)	0.25	0.37	0.86	0.05

Less dividends:
From net investment income	(0.14)		(0.24)	(0.26)	(0.31)	(0.38)	(0.38)

Net asset value at end of period	$8.54		$8.68	$9.23	$9.24	$9.18	$8.70

Total investment return (b)	0.03	%(c)	(3.45%)	2.71%	4.05%	10.15%	0.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46	%††	3.24%	3.03%	3.38%	4.14%	4.10%
Net expenses (excluding short sales expenses)	1.77	%††	1.73%	1.75%	1.90%	1.94%	1.99%
Expenses (including short sales expenses, before waiver/reimbursement)	1.94	%††	1.78%	1.81%	2.02%	2.27%	2.16%
Short sale expenses	0.17	%††	0.05%	0.06%	0.12%	0.33%	0.17%
Portfolio turnover rate	1%		22%	19%	23%	25%	26%
Net assets at end of period (in 000’s)	$18,377		$19,833	$22,460	$19,254	$17,591	$16,754

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.67		$9.22	$9.23	$9.18	$8.69	$9.03

Net investment income (loss) (a)	0.14		0.29	0.28	0.31	0.37	0.36
Net realized and unrealized gain (loss) on investments	(0.13)		(0.62)	(0.04)	0.06	0.49	(0.32)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	0.01		(0.31)	0.25	0.36	0.87	0.04

Less dividends:
From net investment income	(0.14)		(0.24)	(0.26)	(0.31)	(0.38)	(0.38)

Net asset value at end of period	$8.54		$8.67	$9.22	$9.23	$9.18	$8.69

Total investment return (b)	0.03	%(c)	(3.46%)	2.71%	4.05%	10.16%	0.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46	%††	3.24%	3.05%	3.34%	4.14%	4.09%
Net expenses (excluding short sale expenses)	1.77	%††	1.73%	1.75%	1.90%	1.94%	1.99%
Expenses (including short sales expenses, before waiver/reimbursement)	1.94	%††	1.78%	1.81%	2.02%	2.27%	2.19%
Short sale expenses	0.17	%††	0.05%	0.06%	0.12%	0.33%	0.20%
Portfolio turnover rate	1%		22%	19%	23%	25%	26%
Net assets at end of period (in 000’s)	$250,666		$315,183	$345,900	$113,183	$59,159	$50,280

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.72		$9.28	$9.29	$9.23	$8.73	$9.07

Net investment income (loss) (a)	0.19		0.38	0.38	0.41	0.47	0.46
Net realized and unrealized gain (loss) on investments	(0.14)		(0.63)	(0.05)	0.07	0.51	(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.01	(0.01)	0.01	(0.00)‡

Total from investment operations	0.05		(0.23)	0.34	0.47	0.99	0.15

Less dividends:
From net investment income	(0.18)		(0.33)	(0.35)	(0.41)	(0.49)	(0.49)

Net asset value at end of period	$8.59		$8.72	$9.28	$9.29	$9.23	$8.73

Total investment return (b)	0.65	%(c)	(2.56%)	3.73%	5.32%	11.41%	1.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47	%††	4.25%	4.08%	4.45%	5.32%	5.20%
Net expenses (excluding short sale expenses)	0.75	%††	0.71%	0.73%	0.75%	0.76%	0.78%
Expenses (including short sales expenses, before waiver/reimbursement)	0.92	%††	0.76%	0.79%	0.87%	1.08%	1.02%
Short sale expenses	0.17	%††	0.05%	0.06%	0.12%	0.32%	0.24%
Portfolio turnover rate	1%		22%	19%	23%	25%	26%
Net assets at end of period (in 000’s)	$793,583		$1,263,695	$1,481,314	$294,560	$111,435	$163,356

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

Class R2	Six months ended April 30, 2016*		Year ended October 31, 2015	February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$8.72		$9.27	$9.39

Net investment income (loss) (a)	0.17		0.35	0.23
Net realized and unrealized gain (loss) on investments	(0.14)		(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.02

Total from investment operations	0.03		(0.26)	0.09

Less dividends:
From net investment income	(0.17)		(0.29)	(0.21)

Net asset value at end of period	$8.58		$8.72	$9.27

Total investment return (b)	0.36	%(c)	(2.81%)	0.99	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14	%††	3.87%	3.78	%††
Net expenses	1.10	%††	1.06%	1.08	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.27	%††	1.11%	1.14	%††
Short sale expenses	0.17	%††	0.05%	0.06	%††
Portfolio turnover rate	1%		22%	19%
Net assets at end of period (in 000’s)	$48		$112	$336

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$8.20

Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss) on investments	0.39

Total from investment operations	0.44

Less dividends:
From net investment income	(0.05)

Net asset value at end of period	$8.59

Total investment return (b)(c)	5.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63%††
Net expenses	1.35%††
Expenses (before reimbursement/waiver)	1.52%††
Short sale expenses	0.17%
Portfolio turnover rate	1%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Unconstrained Bond Fund, (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data

32	MainStay Unconstrained Bond Fund

obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

33

Notes to Financial Statements (Unaudited) (continued)

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, the Fund held Level 3 securities with a value of $26,338,253 that were valued by utilizing significant unobservable inputs.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements.

The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

34	MainStay Unconstrained Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments. The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the

35

Notes to Financial Statements (Unaudited) (continued)

borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2016, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2016, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). A Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain amarginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward

36	MainStay Unconstrained Bond Fund

contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these investments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights.

(O)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank

37

Notes to Financial Statements (Unaudited) (continued)

and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

38	MainStay Unconstrained Bond Fund

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$763,922	$763,922
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	—	2,504,954	2,504,954
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	458,640	—	458,640

Total Fair Value		$—	$458,640	$3,268,876	$3,727,516

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(170,377)	$(170,377)
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	(673,124)	—	(532,644)	(1,205,768)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(946,106)	—	(946,106)

Total Fair Value		$(673,124)	$(946,106)	$(703,021)	$(2,322,251)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(4,298,666)	$(4,298,666)
Swap Contracts	Net realized gain (loss) on swap transactions	(3,411,970)	—	(3,066,609)	(6,478,579)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	2,007,241	—	2,007,241

Total Realized Gain (Loss)		$(3,411,970)	$2,007,241	$(7,365,275)	$(8,770,004)

39

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$1,735,895	$1,735,895
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	389,160	—	5,089,641	5,478,801
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(1,206,000)	—	(1,206,000)

Total Change in Unrealized Appreciation (Depreciation)		$389,160	$(1,206,000)	$6,825,536	$6,008,696

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(276,219,824)	$(276,219,824)
Swap Contracts	$27,891,768	$—	$3,173,000,000	$3,200,891,768
Forward Contracts Long (a)	$—	$24,922,918	$—	$24,922,918
Forward Contracts Short (b)	$—	$(81,313,904)	$—	$(81,313,904)

(a)	Positions were open four months during the reporting period.

(b)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2016, the effective management fee rate was 0.55%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $4,923,091.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for

40	MainStay Unconstrained Bond Fund

distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R2	$50
Class R3	4

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $ 21,738 and $7,267, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $4,092, $3, $12,176 and $22,354, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$406,415
Investor Class	28,066
Class B	16,726
Class C	246,719
Class I	787,481
Class R2	82
Class R3	7

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$12,764,647	2.8%
Class R3	26,358	100.0

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $64,494,468 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 Unlimited	$473 21,290	$	— 42,731
Total	$21,763		$42,731

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$83,527,070

41

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2016, the Fund held the following restricted security:

Security	Date of Acquisition	Number of Shares	Cost	4/30/16 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$34	$11,778	0.0%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $21,959 and $602,036, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,351,349	$45,051,557
Shares issued to shareholders in reinvestment of dividends and distributions	1,034,024	8,684,622
Shares redeemed	(21,248,766)	(178,666,459)

Net increase (decrease) in shares outstanding before conversion	(14,863,393)	(124,930,280)
Shares converted into Class A (See Note 1)	107,965	905,410
Shares converted from Class A (See Note 1)	(73,808)	(623,675)

Net increase (decrease)	(14,829,236)	$(124,648,545)

Year ended October 31, 2015:
Shares sold	28,450,020	$258,407,016
Shares issued to shareholders in reinvestment of dividends and distributions	2,174,176	19,530,531
Shares redeemed	(36,415,497)	(326,787,137)

Net increase (decrease) in shares outstanding before conversion	(5,791,301)	(48,849,590)
Shares converted into Class A (See Note 1)	193,550	1,750,177
Shares converted from Class A (See Note 1)	(273,131)	(2,423,227)

Net increase (decrease)	(5,870,882)	$(49,522,640)

42	MainStay Unconstrained Bond Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	224,107	$1,905,247
Shares issued to shareholders in reinvestment of dividends and distributions	71,576	605,623
Shares redeemed	(344,319)	(2,918,084)

Net increase (decrease) in shares outstanding before conversion	(48,636)	(407,214)
Shares converted into Investor Class (See Note 1)	114,527	974,860
Shares converted from Investor Class (See Note 1)	(97,269)	(827,098)

Net increase (decrease)	(31,378)	$(259,452)

Year ended October 31, 2015:
Shares sold	670,786	$6,136,874
Shares issued to shareholders in reinvestment of dividends and distributions	115,763	1,046,718
Shares redeemed	(658,661)	(5,981,986)

Net increase (decrease) in shares outstanding before conversion	127,888	1,201,606
Shares converted into Investor Class (See Note 1)	351,284	3,153,845
Shares converted from Investor Class (See Note 1)	(173,263)	(1,578,782)

Net increase (decrease)	305,909	$2,776,669

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	114,498	$968,351
Shares issued to shareholders in reinvestment of dividends and distributions	31,289	261,357
Shares redeemed	(229,157)	(1,921,845)

Net increase (decrease) in shares outstanding before conversion	(83,370)	(692,137)
Shares converted from Class B (See Note 1)	(51,183)	(429,497)

Net increase (decrease)	(134,553)	$(1,121,634)

Year ended October 31, 2015:
Shares sold	353,620	$3,182,670
Shares issued to shareholders in reinvestment of dividends and distributions	53,569	479,142
Shares redeemed	(455,330)	(4,088,289)

Net increase (decrease) in shares outstanding before conversion	(48,141)	(426,477)
Shares converted from Class B (See Note 1)	(100,199)	(902,013)

Net increase (decrease)	(148,340)	$(1,328,490)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,362,889	$19,914,083
Shares issued to shareholders in reinvestment of dividends and distributions	425,432	3,551,960
Shares redeemed	(9,775,425)	(81,834,523)

Net increase (decrease)	(6,987,104)	$(58,368,480)

Year ended October 31, 2015:
Shares sold	10,867,149	$98,101,445
Shares issued to shareholders in reinvestment of dividends and distributions	789,891	7,057,406
Shares redeemed	(12,819,125)	(114,653,445)

Net increase (decrease)	(1,162,085)	$(9,494,594)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	12,099,479	$102,270,911
Shares issued to shareholders in reinvestment of dividends and distributions	2,050,355	17,249,657
Shares redeemed	(66,612,303)	(559,867,639)

Net increase (decrease)	(52,462,469)	$(440,347,071)

Year ended October 31, 2015:
Shares sold	68,304,110	$620,273,431
Shares issued to shareholders in reinvestment of dividends and distributions	4,727,262	42,501,199
Shares redeemed	(87,873,504)	(791,484,328)

Net increase (decrease)	(14,842,132)	$(128,709,698)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	3,303	$27,789
Shares issued to shareholders in reinvestment of dividends and distributions	232	1,945
Shares redeemed	(10,826)	(90,863)

Net increase (decrease)	(7,291)	$(61,129)

Period ended October 31, 2015:
Shares sold	11,624	$106,234
Shares issued to shareholders in reinvestment of dividends and distributions	828	7,480
Shares redeemed	(35,876)	(320,072)

Net increase (decrease)	(23,424)	$(206,358)

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	3,053	$25,039
Shares issued to shareholders in reinvestment of dividends and distributions	17	142

Net increase (decrease)	3,070	$25,181

(a)	Inception date was February 29, 2016.

43

Notes to Financial Statements (Unaudited) (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay Unconstrained Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Unconstrained Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered the Fund’s recent underperformance relative to peers but also observed that the Fund’s performance for all other periods compared favorably to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate

46	MainStay Unconstrained Bond Fund

certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay

Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also noted that the Fund’s total expenses and net management fee were lower than many of its peers.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

48	MainStay Unconstrained Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1696972 MS164-16	MSUB10-06/16 (NYLIM) NL016

MainStay Government Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.14 1.43%	–3.32 1.23%	1.34 2.28%	3.40 3.88%	1.00 1.00%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.26 1.30	–3.58 0.96	1.11 2.05	3.25 3.72	1.28 1.28
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.07 0.93	–4.73 0.22	0.92 1.29	2.95 2.95	2.03 2.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.05 1.05	–0.65 0.34	1.32 1.32	2.97 2.97	2.03 2.03
Class I Shares	No Sales Charge		1.54	1.47	2.51	4.24	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[4]	2.43%	2.77%	3.18%	4.54%
Morningstar Intermediate Government Category Average[5]	1.62	1.53	2.46	4.09

4.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,014.30	$4.96	$1,019.90	$4.97

Investor Class Shares	$1,000.00	$1,013.00	$6.21	$1,018.70	$6.22

Class B Shares	$1,000.00	$1,009.30	$9.94	$1,015.00	$9.97

Class C Shares	$1,000.00	$1,010.50	$9.95	$1,015.00	$9.97

Class I Shares	$1,000.00	$1,015.40	$3.71	$1,021.20	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.24% for Investor Class, 1.99% for Class B and Class C and 0.74% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Tennessee Valley Authority, 4.65%, due 6/15/35

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	United States Treasury Note, 1.875%, due 11/30/21

5.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

8.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 6/1/45

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 8/1/43

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Government Fund returned 1.43% for Class A shares, 1.30% for Investor Class shares, 0.93% for Class B shares and 1.05% for Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned 1.54%. For the six months ended April 30, 2016, all share classes underperformed the 2.43% return of the Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 1.62% return of the Morningstar Intermediate Government Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was shorter than that of the Barclays U.S. Government Bond Index during the reporting period. With a shorter duration, the Fund was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The short duration posture detracted from the Fund’s relative performance as yields fell, on average, across the yield curve. During the reporting period, the spread5 between the 2- and 30-year U.S. Treasury benchmark yields narrowed, which benefited the Fund’s peers who were more concentrated in longer-duration securities.

Agency mortgage pass-through securities6 were the largest class of securities in the Fund. The Fund’s commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit, however, was offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities, as mortgage rates followed U.S. Treasury yields lower and refinancing opportunities expanded. With the Fund’s commitment to mortgage-backed securities, the Fund’s performance was slowed relative to the Barclays U.S. Government Bond Index, which held no mortgage-backed securities, and relative to peers with less exposure to mortgage-backed securities.

The Fund’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to its peers the Fund was underweight Ginnie Mae issues. Given the outperformance of Fannie Mae and Freddie Mac issues during the reporting period, the Fund benefited relative to peers with larger Ginnie Mae commitments. Ginnie Mae securities exhibited faster prepayment speeds than equivalent Fannie Mae and Freddie Mac issues, as a result of policies that accelerated refinancing rates for Ginnie Mae–eligible borrowers. Faster prepayment rates possibly hampered returns of mortgage-backed securities because the majority of the mortgage market was priced above par and prepayments returned principal to investors at par as of the end of the reporting period.

Low portfolio turnover benefited the Fund relative to peers with higher turnover by limiting transaction costs. In seeking to preserve yield, the Fund remained nearly fully invested, which avoided large cash balances that can detract from performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s 3.4 year-duration at the end of the reporting period was shorter than the duration of the Barclays U.S. Government Bond Index. Under the market conditions during the reporting period, the Fund’s duration favored the shorter side because doing so often helps the Fund relative to its benchmark and relative to peer funds with longer durations in periods of rising U.S. Treasury yields. As the reporting period unfolded, however, the Fund’s duration extended by 0.75 years to seek to narrow the distance between the Fund’s duration and that of the Barclays U.S. Government Bond Index and in turn, to moderate the impact of U.S. Treasury yield volatility on relative performance. Because the Fund had a shorter duration than the benchmark, it was less sensitive to changes in U.S. Treasury yields. Accordingly, the short-duration posture detracted from the Fund’s performance relative to the Barclays U.S. Government Bond Index and longer-duration peers as U.S. Treasury yields fell, on average, during the reporting period.

1.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s residential mortgage exposure was attributable to mortgage pass-through securities rather than collateralized mortgage obligations. In our opinion, the compensation demanded by the market for the better predictability of cash flows among collateralized mortgage obligations was excessive.

The reporting period reflected a transition in which the principal driver of the housing market migrated from purchase activity to refinancing, as mortgage rates declined and the peak summer housing season had ended. To mute the impact of these changes, the Fund emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage-rate changes. We believe that these “call-protected” pass-throughs can be a source of better value because the loan pools tend to be less responsive to mortgage-rate volatility, thereby stabilizing prepayment speeds and enabling the investor to preserve more of the security’s yield. A loan pool comprised of smaller-balance loans (e.g., a loan pool where no mortgage is larger than $110,000) is one instance, in our opinion, of a mortgage-backed security with superior call protection. Shallow—rather than rapid—macroeconomic improvement prompted the extension of the Fund’s duration. This was accomplished with two types of trades: unwinding the Fund’s U.S. Treasury-futures position and reinvesting principal runoff from the Fund’s mortgage position into intermediate-duration U.S. Treasury securities.

During the reporting period, which aspects of the Fund’s positioning were the strongest positive contributors to the Fund’s performance and which aspects detracted the most?

Duration was the principal detractor from the Fund’s performance. As discussed, the Fund was positioned to be less sensitive to changes in U.S. Treasury yields and saw less of an advantage from falling yields during the reporting period. The secondary performance headwind was the Fund’s commitment to mortgage-backed securities, which underperformed comparable-duration U.S. Treasury securities as mortgage rates followed U.S. Treasury yields lower. The Fund offset some of this drag by favoring mortgage securities with stable cash flows, which better positioned the Fund to withstand lower mortgage rates.

The flattening of the U.S. Treasury yield-curve between the 2-year and 30-year maturities likely detracted from the Fund’s performance relative to the Barclays U.S. Government Bond Index and relative to peers with larger concentrations in longer-duration securities.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed to the Fund’s absolute and relative performance. Issue selection, specifically the Fund’s underweight positions in Ginnie Mae issues in favor of Fannie Mae and Freddie Mac pass-through securities enhanced the Fund’s relative performance. In addition, the Fund favored 30-year loan terms over shorter (15- and 20-year) loan terms, which also helped performance relative to the Barclays U.S. Government Bond Index. The flattening of the U.S. Treasury yield curve enhanced the inherent value of the wider-window cash flows of mortgage pass-through securities backed by 30-year loan terms.

How did the Fund’s sector weightings change during the reporting period?

The market-equivalent weight of the Fund’s U.S. Treasury securities rose by 13% of assets, and the Fund’s allocation to mortgage-backed securities fell by 7% of assets. These changes reflected several investment decisions during the reporting period. The Fund diversified its asset base by reinvesting mortgage prepayments in U.S. Treasury securities and closed its U.S. Treasury futures position to extend the Fund’s duration. The Fund also sought to extend its duration by investing cash contributions in intermediate-duration U.S. Treasury securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held underweight positions relative to the Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Fund held modestly overweight positions relative to the Index in asset-backed securities and commercial mortgage-backed securities. As of April 30, 2016, the Fund’s collective non-government exposure was about 3% of net assets and the Fund held about 4% of net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Government Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 98.0%† Asset-Backed Securities 1.5%
Other ABS 0.2%
Small Business Administration Participation Certificates Series 2015-20G, Class 1 2.88%, due 7/1/35	$322,724	$331,089

Utilities 1.3%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,980,880	2,186,736

Total Asset-Backed Securities (Cost $2,320,363)		2,517,825

Mortgage-Backed Securities 1.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.4%
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	698,959

Residential Mortgages (Collateralized Mortgage Obligations) 0.7%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.263%, due 8/25/36 (b)	235,935	215,095
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.94%, due 2/25/42 (a)(c)(d)(e)	1,158,965	984,325

		1,199,420

Total Mortgage-Backed Securities (Cost $1,978,893)		1,898,379

U.S. Government & Federal Agencies 95.4%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	230,287	48,186
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	46,882	7,542

		55,728

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 29.7%
2.50%, due 6/1/35 (c)	177,452	186,917
2.645%, due 2/1/37 (c)	78,080	82,413
2.696%, due 3/1/35 (c)	34,395	36,019
3.00%, due 4/1/45	2,800,859	2,872,253
♦3.00%, due 6/1/45	3,405,512	3,492,320
3.00%, due 7/1/45	1,514,026	1,552,619

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 10/1/25	$394,241	$420,309
3.50%, due 11/1/25	2,479,432	2,644,184
3.50%, due 4/1/42	1,003,363	1,059,061
3.50%, due 5/1/42	808,994	849,077
3.50%, due 7/1/42	401,803	421,715
3.50%, due 6/1/43	1,042,118	1,092,630
♦3.50%, due 8/1/43	3,274,654	3,442,656
3.50%, due 1/1/44	1,107,928	1,162,260
3.50%, due 5/1/44	341,685	360,975
3.50%, due 3/1/45	1,484,471	1,556,294
3.50%, due 12/1/45	589,661	618,190
4.00%, due 3/1/25	1,059,043	1,128,139
4.00%, due 7/1/25	369,075	393,496
4.00%, due 8/1/31	146,973	158,443
4.00%, due 8/1/39	285,845	311,261
4.00%, due 12/1/40	2,960,937	3,212,742
♦4.00%, due 2/1/41	4,800,361	5,195,353
♦4.00%, due 3/1/41	5,346,235	5,803,642
4.00%, due 4/1/41	507,474	545,754
4.00%, due 1/1/42	2,657,816	2,885,756
4.00%, due 12/1/42	795,918	859,309
4.00%, due 11/1/43	293,241	313,272
4.00%, due 2/1/46	1,428,196	1,526,746
4.50%, due 3/1/41	782,256	861,251
4.50%, due 8/1/41	1,046,912	1,155,568
5.00%, due 1/1/20	73,535	76,896
5.00%, due 6/1/33	472,050	525,918
5.00%, due 8/1/33	387,509	431,713
5.00%, due 5/1/36	366,514	405,062
5.00%, due 10/1/39	932,003	1,044,830
5.50%, due 1/1/21	240,571	257,969
5.50%, due 11/1/35	420,960	478,695
5.50%, due 11/1/36	99,307	114,018
6.50%, due 4/1/37	82,297	98,854

		49,634,579

Federal National Mortgage Association (Mortgage Pass-Through Securities) 44.0%
2.142%, due 11/1/34 (c)	156,916	162,593
2.232%, due 4/1/34 (c)	299,828	319,327
2.50%, due 2/1/43	896,615	892,223
3.00%, due 10/1/32	959,252	999,201
3.00%, due 4/1/43	3,167,577	3,254,456
3.50%, due 11/1/25	1,149,961	1,221,845
3.50%, due 11/1/32	723,750	765,792
3.50%, due 2/1/41	2,123,824	2,229,434
♦3.50%, due 11/1/41	3,412,718	3,603,017
3.50%, due 12/1/41	324,783	342,183
3.50%, due 1/1/42	1,759,276	1,864,891

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/42	$2,342,289	$2,457,635
3.50%, due 8/1/42	1,433,291	1,508,148
3.50%, due 12/1/42	804,470	849,898
3.50%, due 2/1/43	1,172,114	1,238,283
3.50%, due 5/1/43	725,910	763,547
3.50%, due 6/1/43	856,062	900,862
3.50%, due 9/1/43 TBA (g)	3,280,000	3,437,338
4.00%, due 9/1/31	1,432,053	1,543,120
4.00%, due 2/1/41	1,536,841	1,659,597
4.00%, due 3/1/41	2,246,438	2,445,139
4.00%, due 10/1/41	503,572	548,114
4.00%, due 3/1/42	1,540,105	1,652,551
4.00%, due 4/1/42	669,448	718,397
4.00%, due 6/1/42	1,876,190	2,024,749
4.00%, due 7/1/42	1,716,868	1,852,968
4.50%, due 11/1/18	447,531	460,868
4.50%, due 6/1/23	365,281	383,205
4.50%, due 5/1/39	659,452	728,573
4.50%, due 6/1/39	2,100,816	2,312,115
4.50%, due 7/1/39	2,046,468	2,263,450
4.50%, due 8/1/39	1,763,098	1,948,014
4.50%, due 9/1/40	1,371,270	1,516,714
4.50%, due 12/1/40	2,120,704	2,318,995
♦4.50%, due 1/1/41	3,255,603	3,596,774
4.50%, due 2/1/41	1,107,315	1,219,570
4.50%, due 8/1/41	798,910	880,777
4.50%, due 12/1/43	539,534	587,634
5.00%, due 9/1/17	138,165	142,242
5.00%, due 9/1/20	25,533	26,491
5.00%, due 11/1/33	476,231	529,709
5.00%, due 6/1/35	431,194	479,374
5.00%, due 10/1/35	183,296	203,312
5.00%, due 1/1/36	95,697	106,157
5.00%, due 2/1/36	686,545	761,625
5.00%, due 5/1/36	470,782	522,256
5.00%, due 6/1/36	81,687	90,398
5.00%, due 9/1/36	125,895	139,619
5.00%, due 3/1/40	1,192,995	1,338,704
5.00%, due 2/1/41	2,195,124	2,479,374
5.50%, due 1/1/17	4,104	4,145
5.50%, due 2/1/17	105,221	106,270
5.50%, due 6/1/19	273,748	285,688
5.50%, due 11/1/19	315,496	330,233
5.50%, due 4/1/21	487,168	519,903
5.50%, due 6/1/33	1,339,856	1,514,601
5.50%, due 11/1/33	777,654	879,352
5.50%, due 12/1/33	926,227	1,049,505
5.50%, due 6/1/34	230,887	260,926
5.50%, due 12/1/34	69,038	77,627

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 3/1/35	$365,850	$412,538
5.50%, due 12/1/35	92,877	104,914
5.50%, due 4/1/36	287,724	324,236
5.50%, due 9/1/36	100,932	114,178
5.50%, due 7/1/37	224,742	258,743
6.00%, due 12/1/16	13,403	13,490
6.00%, due 11/1/32	241,855	279,516
6.00%, due 1/1/33	178,296	205,554
6.00%, due 3/1/33	202,053	232,854
6.00%, due 9/1/34	83,766	96,162
6.00%, due 9/1/35	571,375	663,355
6.00%, due 10/1/35	265,635	307,487
6.00%, due 6/1/36	224,115	255,550
6.00%, due 11/1/36	417,098	475,891
6.00%, due 4/1/37	61,351	68,004
6.50%, due 10/1/31	146,064	174,382
6.50%, due 2/1/37	64,623	78,304

		73,384,666

Government National Mortgage Association (Mortgage Pass-Through Securities) 7.4%
4.00%, due 7/15/39	442,204	473,852
4.00%, due 9/20/40	1,846,762	2,005,919
4.00%, due 11/20/40	312,678	339,674
4.00%, due 1/15/41	1,788,834	1,923,062
♦4.00%, due 10/15/41	3,442,085	3,750,827
4.50%, due 5/20/40	1,942,808	2,113,449
5.00%, due 2/20/41	455,585	506,004
6.00%, due 8/15/32	341,446	395,104
6.00%, due 12/15/32	222,447	257,123
6.50%, due 8/15/28	107,433	123,331
6.50%, due 4/15/31	340,621	405,070

		12,293,415

♦Overseas Private Investment Corporation 2.1%
5.142%, due 12/15/23	3,201,119	3,505,417

♦Tennessee Valley Authority 4.0%
4.65%, due 6/15/35	5,605,000	6,621,915

United States Treasury Notes 8.2%
1.75%, due 3/31/22	2,500,000	2,539,745
1.75%, due 9/30/22	750,000	759,492
♦1.875%, due 11/30/21	4,000,000	4,101,564
2.00%, due 11/30/20	3,000,000	3,099,141
2.375%, due 8/15/24	3,000,000	3,150,936

		13,650,878

Total U.S. Government & Federal Agencies (Cost $152,051,133)		159,146,598

Total Long-Term Bonds (Cost $156,350,389)		163,562,802

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 3.9%
Repurchase Agreement 3.9%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $6,437,049 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 10/31/21, with a Principal Amount of $6,315,000 and a Market Value of $6,567,600)	$6,437,033	$6,437,033

Total Short-Term Investment (Cost $6,437,033)		6,437,033

Total Investments (Cost $162,787,422) (h)	101.9%	169,999,835
Other Assets, Less Liabilities	(1.9)	(3,153,724)
Net Assets	100.0%	$166,846,111

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2016.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.
(d)	Illiquid security—As of April 30, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $984,325, which represented 0.6% of the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of this security was $984,325, which represented 0.6% of the Fund’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2016, the total net market value of these securities was $3,437,338, which represented 2.1% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of April 30, 2016, cost was $162,787,422 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$7,542,465
Gross unrealized depreciation	(330,052)

Net unrealized appreciation	$7,212,413

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,517,825	$—	$2,517,825
Mortgage-Backed Securities (b)	—	914,054	984,325	1,898,379
U.S. Government & Federal Agencies	—	159,146,598	—	159,146,598

Total Long-Term Bonds	—	162,578,477	984,325	163,562,802

Short-Term Investment
Repurchase Agreement	—	6,437,033	—	6,437,033

Total Investments in Securities	$—	$169,015,510	$984,325	$169,999,835

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $984,325 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$950,544	$459	$—	$33,322	$—	$—	$—	$—	$984,325	$33,322

Total	$950,544	$459	$—	$33,322	$—	$—	$—	$—	$984,325	$33,322

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $162,787,422)	$169,999,835
Receivables:
Interest	628,945
Fund shares sold	204,495
Investment securities sold	4,451
Other assets	45,664

Total assets	170,883,390

Liabilities
Payables:
Investment securities purchased	3,438,363
Fund shares redeemed	340,117
Manager (See Note 3)	68,011
Transfer agent (See Note 3)	60,188
NYLIFE Distributors (See Note 3)	51,445
Professional fees	34,424
Shareholder communication	15,342
Custodian	7,430
Trustees	87
Accrued expenses	2,092
Dividend payable	19,780

Total liabilities	4,037,279

Net assets	$166,846,111

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$195,145
Additional paid-in capital	160,025,904

160,221,049
Distributions in excess of net investment income	(2,935)
Accumulated net realized gain (loss) on investments and futures transactions	(584,416)
Net unrealized appreciation (depreciation) on investments	7,212,413

Net assets	$166,846,111

Class A
Net assets applicable to outstanding shares	$91,017,251

Shares of beneficial interest outstanding	10,658,859

Net asset value per share outstanding	$8.54
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.94

Investor Class
Net assets applicable to outstanding shares	$41,954,309

Shares of beneficial interest outstanding	4,892,753

Net asset value per share outstanding	$8.57
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.97

Class B
Net assets applicable to outstanding shares	$8,122,838

Shares of beneficial interest outstanding	951,302

Net asset value and offering price per share outstanding	$8.54

Class C
Net assets applicable to outstanding shares	$21,163,067

Shares of beneficial interest outstanding	2,479,515

Net asset value and offering price per share outstanding	$8.54

Class I
Net assets applicable to outstanding shares	$4,588,646

Shares of beneficial interest outstanding	532,113

Net asset value and offering price per share outstanding	$8.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,565,986

Expenses
Manager (See Note 3)	409,484
Distribution/Service—Class A (See Note 3)	112,183
Distribution/Service—Investor Class (See Note 3)	52,183
Distribution/Service—Class B (See Note 3)	39,472
Distribution/Service—Class C (See Note 3)	100,205
Transfer agent (See Note 3)	170,580
Registration	38,231
Professional fees	34,825
Shareholder communication	18,723
Custodian	10,849
Trustees	1,865
Miscellaneous	6,027

Total expenses	994,627

Net investment income (loss)	1,571,359

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	48,640
Futures transactions	(29,661)

Net realized gain (loss) on investments and futures transactions	18,979

Net change in unrealized appreciation (depreciation) on:
Investments	622,434
Futures contracts	(30,615)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	591,819

Net realized and unrealized gain (loss) on investments and futures transactions	610,798

Net increase (decrease) in net assets resulting from operations	$2,182,157

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,571,359	$3,589,282
Net realized gain (loss) on investments and futures transactions	18,979	(792,858)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	591,819	(1,149,339)

Net increase (decrease) in net assets resulting from operations	2,182,157	1,647,085

Dividends and distributions to shareholders:
From net investment income:
Class A	(964,000)	(2,214,956)
Investor Class	(394,392)	(913,904)
Class B	(45,616)	(126,342)
Class C	(115,907)	(167,451)
Class I	(51,989)	(143,227)

	(1,571,904)	(3,565,880)

From net realized gain on investments:
Class A	—	(174,799)
Investor Class	—	(82,736)
Class B	—	(18,280)
Class C	—	(21,724)
Class I	—	(17,272)

	—	(314,811)

Total dividends and distributions to shareholders	(1,571,904)	(3,880,691)

Capital share transactions:
Net proceeds from sale of shares	19,393,101	29,631,569
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,443,800	3,576,891
Cost of shares redeemed	(17,092,298)	(46,438,657)

Increase (decrease) in net assets derived from capital share transactions	3,744,603	(13,230,197)

Net increase (decrease) in net assets	4,354,856	(15,463,803)

Net Assets
Beginning of period	162,491,255	177,955,058

End of period	$166,846,111	$162,491,255

Distributions in excess of net investment income at end of period	$(2,935)	$(2,390)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.51		$8.63	$8.57	$9.02	$8.86	$9.00

Net investment income (loss) (a)	0.09		0.20	0.21	0.19	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.03		(0.10)	0.08	(0.41)	0.19	(0.01)

Total from investment operations	0.12		0.10	0.29	(0.22)	0.41	0.23

Less dividends and distributions:
From net investment income	(0.09)		(0.20)	(0.21)	(0.20)	(0.23)	(0.28)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.09)		(0.22)	(0.23)	(0.23)	(0.25)	(0.37)

Net asset value at end of period	$8.54		$8.51	$8.63	$8.57	$9.02	$8.86

Total investment return (b)	1.43	%(c)	1.17%	3.46%	(2.50%)	4.70%	2.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	%††	2.38%	2.47%	2.17%	2.46%	2.74%
Net expenses	0.99	%††	1.00%	0.98%	1.03%	1.03%	1.03%
Expenses (before waiver/reimbursement)	0.99	%††	1.00%	0.98%	1.09%	1.14%	1.17%
Portfolio turnover rate (d)	13%		13%	14%	28%	37%	62%
Net assets at end of period (in 000’s)	$91,017		$90,119	$100,212	$143,234	$174,621	$176,253

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.54		$8.66	$8.60	$9.05	$8.90	$9.03

Net investment income (loss) (a)	0.08		0.18	0.19	0.18	0.21	0.23
Net realized and unrealized gain (loss) on investments	0.03		(0.10)	0.08	(0.42)	0.17	(0.00)‡

Total from investment operations	0.11		0.08	0.27	(0.24)	0.38	0.23

Less dividends and distributions:
From net investment income	(0.08)		(0.18)	(0.19)	(0.18)	(0.21)	(0.27)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.08)		(0.20)	(0.21)	(0.21)	(0.23)	(0.36)

Net asset value at end of period	$8.57		$8.54	$8.66	$8.60	$9.05	$8.90

Total investment return (b)	1.30	%(c)	0.88%	3.15%	(2.66%)	4.42%	2.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	%††	2.11%	2.19%	2.01%	2.32%	2.61%
Net expenses	1.24	%††	1.28%	1.26%	1.19%	1.17%	1.17%
Expenses (before waiver/reimbursement)	1.24	%††	1.28%	1.26%	1.25%	1.28%	1.31%
Portfolio turnover rate (d)	13%		13%	14%	28%	37%	62%
Net assets at end of period (in 000’s)	$41,954		$42,444	$45,947	$50,200	$57,666	$59,533

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.51		$8.63	$8.57	$9.02	$8.86	$9.00

Net investment income (loss) (a)	0.05		0.12	0.12	0.11	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.03		(0.10)	0.08	(0.42)	0.19	(0.00)‡

Total from investment operations	0.08		0.02	0.20	(0.31)	0.33	0.16

Less dividends and distributions:
From net investment income	(0.05)		(0.12)	(0.12)	(0.11)	(0.15)	(0.21)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.05)		(0.14)	(0.14)	(0.14)	(0.17)	(0.30)

Net asset value at end of period	$8.54		$8.51	$8.63	$8.57	$9.02	$8.86

Total investment return (b)	0.93	%(c)	0.14%	2.38%	(3.40%)	3.77%	1.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14	%††	1.35%	1.44%	1.26%	1.57%	1.85%
Net expenses	1.99	%††	2.03%	2.01%	1.94%	1.92%	1.92%
Expenses (before waiver/reimbursement)	1.99	%††	2.03%	2.01%	2.00%	2.03%	2.06%
Portfolio turnover rate (d)	13%		13%	14%	28%	37%	62%
Net assets at end of period (in 000’s)	$8,123		$8,363	$10,550	$14,783	$21,826	$25,644

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.50		$8.62	$8.56	$9.01	$8.86	$9.00

Net investment income (loss) (a)	0.05		0.12	0.12	0.11	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.04		(0.10)	0.08	(0.42)	0.18	(0.00)‡

Total from investment operations	0.09		0.02	0.20	(0.31)	0.32	0.16

Less dividends and distributions:
From net investment income	(0.05)		(0.12)	(0.12)	(0.11)	(0.15)	(0.21)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.05)		(0.14)	(0.14)	(0.14)	(0.17)	(0.30)

Net asset value at end of period	$8.54		$8.50	$8.62	$8.56	$9.01	$8.86

Total investment return (b)	1.05	%(c)	0.14%	2.39%	(3.41%)	3.66%	1.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15	%††	1.34%	1.44%	1.24%	1.57%	1.86%
Net expenses	1.99	%††	2.03%	2.01%	1.94%	1.92%	1.92%
Expenses (before waiver/reimbursement)	1.99	%††	2.03%	2.01%	2.00%	2.03%	2.06%
Portfolio turnover rate (d)	13%		13%	14%	28%	37%	62%
Net assets at end of period (in 000’s)	$21,163		$17,073	$11,226	$12,593	$27,610	$29,441

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.59		$8.71	$8.65	$9.10	$8.94	$9.08

Net investment income (loss) (a)	0.10		0.22	0.23	0.21	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.03		(0.09)	0.09	(0.41)	0.19	(0.00)‡

Total from investment operations	0.13		0.13	0.32	(0.20)	0.43	0.26

Less dividends and distributions:
From net investment income	(0.10)		(0.23)	(0.24)	(0.22)	(0.25)	(0.31)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)	(0.09)

Total dividends and distributions	(0.10)		(0.25)	(0.26)	(0.25)	(0.27)	(0.40)

Net asset value at end of period	$8.62		$8.59	$8.71	$8.65	$9.10	$8.94

Total investment return (b)	1.54	%(c)	1.41%	3.69%	(2.24%)	4.92%	2.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39	%††	2.57%	2.70%	2.42%	2.69%	2.99%
Net expenses	0.74	%††	0.75%	0.73%	0.78%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.74	%††	0.75%	0.73%	0.84%	0.89%	0.92%
Portfolio turnover rate (d)	13%		13%	14%	28%	37%	62%
Net assets at end of period (in 000’s)	$4,589		$4,492	$10,020	$3,561	$5,753	$3,998

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16% and 43% for the years ended October 31, 2013, 2012, and 2011, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with inves-

21

Notes to Financial Statements (Unaudited) (continued)

ting in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

22	MainStay Government Fund

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liqui-

23

Notes to Financial Statements (Unaudited) (continued)

date the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

24	MainStay Government Fund

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(29,661)	$(29,661)

Total Realized Gain (Loss)		$(29,661)	$(29,661)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(30,615)	$(30,615)

Total Change in Unrealized Appreciation (Depreciation)		$(30,615)	$(30,615)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short (a)	$(8,391,169)	$(8,391,169)

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $409,484.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and

25

Notes to Financial Statements (Unaudited) (continued)

Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,664 and $3,871, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $58, $4,612 and $796, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$45,270
Investor Class	73,751
Class B	13,931
Class C	35,425
Class I	2,203

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $572,780 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$314	$259

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$3,566,075
Long-Term Capital Gain	314,616
Total	$3,880,691

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of U.S. government securities were $24,666 and $21,103, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $0 and $311, respectively.

26	MainStay Government Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	961,717	$8,208,954
Shares issued to shareholders in reinvestment of dividends and distributions	103,138	877,425
Shares redeemed	(1,054,450)	(8,977,745)

Net increase (decrease) in shares outstanding before conversion	10,405	108,634
Shares converted into Class A (See Note 1)	103,524	866,037
Shares converted from Class A (See Note 1)	(47,341)	(403,823)

Net increase (decrease)	66,588	$570,848

Year ended October 31, 2015:
Shares sold	1,378,750	$11,850,690
Shares issued to shareholders in reinvestment of dividends and distributions	252,146	2,165,235
Shares redeemed	(2,748,908)	(23,655,170)

Net increase (decrease) in shares outstanding before conversion	(1,118,012)	(9,639,245)
Shares converted into Class A (See Note 1)	180,941	1,558,245
Shares converted from Class A (See Note 1)	(83,343)	(716,000)

Net increase (decrease)	(1,020,414)	$(8,797,000)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	174,104	$1,489,560
Shares issued to shareholders in reinvestment of dividends and distributions	44,275	378,099
Shares redeemed	(316,418)	(2,702,981)

Net increase (decrease) in shares outstanding before conversion	(98,039)	(835,322)
Shares converted into Investor Class (See Note 1)	106,196	907,361
Shares converted from Investor Class (See Note 1)	(83,494)	(711,528)

Net increase (decrease)	(75,337)	$(639,489)

Year ended October 31, 2015:
Shares sold	246,000	$2,120,044
Shares issued to shareholders in reinvestment of dividends and distributions	110,476	952,264
Shares redeemed	(744,101)	(6,422,185)

Net increase (decrease) in shares outstanding before conversion	(387,625)	(3,349,877)
Shares converted into Investor Class (See Note 1)	192,597	1,660,405
Shares converted from Investor Class (See Note 1)	(139,902)	(1,210,648)

Net increase (decrease)	(334,930)	$(2,900,120)

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	131,869	$1,124,375
Shares issued to shareholders in reinvestment of dividends and distributions	4,973	42,294
Shares redeemed	(90,991)	(773,329)

Net increase (decrease) in shares outstanding before conversion	45,851	393,340
Shares converted from Class B (See Note 1)	(77,481)	(658,047)

Net increase (decrease)	(31,630)	$(264,707)

Year ended October 31, 2015:
Shares sold	238,206	$2,045,118
Shares issued to shareholders in reinvestment of dividends and distributions	15,391	132,174
Shares redeemed	(342,745)	(2,941,976)

Net increase (decrease) in shares outstanding before conversion	(89,148)	(764,684)
Shares converted from Class B (See Note 1)	(150,508)	(1,292,002)

Net increase (decrease)	(239,656)	$(2,056,686)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	884,613	$7,510,317
Shares issued to shareholders in reinvestment of dividends and distributions	11,541	98,106
Shares redeemed	(424,283)	(3,609,874)

Net increase (decrease)	471,871	$3,998,549

Year ended October 31, 2015:
Shares sold	1,401,812	$12,001,243
Shares issued to shareholders in reinvestment of dividends and distributions	20,421	175,131
Shares redeemed	(716,200)	(6,157,680)

Net increase (decrease)	706,033	$6,018,694

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	123,155	$1,059,895
Shares issued to shareholders in reinvestment of dividends and distributions	5,572	47,876
Shares redeemed	(119,405)	(1,028,369)

Net increase (decrease)	9,322	$79,402

Year ended October 31, 2015:
Shares sold	186,316	$1,614,474
Shares issued to shareholders in reinvestment of dividends and distributions	17,516	152,087
Shares redeemed	(830,984)	(7,261,646)

Net increase (decrease)	(627,152)	$(5,495,085)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Government Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

28	MainStay Government Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other

30	MainStay Government Fund

mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Government Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694706 MS164-16	MSG10-06/16 (NYLIM) NL007

MainStay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.67 1.91%	–4.21 0.30%	4.15 5.11%	5.57 6.06%	0.96 0.96%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.67 1.92	–4.18 0.34	4.11 5.07	5.53 6.02	1.02 1.02
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.64 1.28	–5.27 –0.58	3.94 4.25	5.20 5.20	1.77 1.77
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.48 1.46	–1.34 –0.39	4.29 4.29	5.22 5.22	1.77 1.77
Class I Shares	No Sales Charge		2.05	0.74	5.37	6.32	0.71
Class R1 Shares[4]	No Sales Charge		1.99	0.63	5.23	6.17	0.81
Class R2 Shares[5]	No Sales Charge		1.85	0.19	4.98	5.94	1.06
Class R3 Shares[6]	No Sales Charge		1.66	0.01	4.71	5.64	1.31
Class R6 Shares[7]	No Sales Charge		1.96	0.73	5.44	6.36	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on December 14, 2007, although this class of shares did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class B shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.
7.

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[8]	1.73%	–2.04%	5.10%	6.88%
Average Lipper High Yield Fund[9]	0.83	–2.38	4.14	5.80

8.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,019.10	$4.82	$1,020.10	$4.82

Investor Class Shares	$1,000.00	$1,019.20	$5.27	$1,019.60	$5.27

Class B Shares	$1,000.00	$1,012.80	$9.01	$1,015.90	$9.02

Class C Shares	$1,000.00	$1,014.60	$9.02	$1,015.90	$9.02

Class I Shares	$1,000.00	$1,020.50	$3.57	$1,021.30	$3.57

Class R1 Shares	$1,000.00	$1,019.90	$4.07	$1,020.80	$4.07

Class R2 Shares	$1,000.00	$1,018.50	$5.32	$1,019.60	$5.32

Class R3 Shares[2,3]	$1,000.00	$1,073.00	$2.26	$1,006.20	$2.19

Class R6 Shares	$1,000.00	$1,019.60	$2.91	$1,022.00	$2.92

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.96% for Class A, 1.05% for Investor Class, 1.80% for Class B and Class C, 0.71% for Class I, 0.81% for Class R1, 1.06% for Class R2, 1.31% for Class R3 and 0.58% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Class A, Investor Class, Class B, Class C, Class I, Class R1, Class R2 and Class R6 (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.57 for Class R3 and the ending account value would have been $1,018.30 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 11/15/20–1/15/26

2.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/22

3.	HCA, Inc., 4.25%–8.36%, due 10/1/18–2/15/26

4.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–7.00%, due 1/15/19–5/1/27

5.	Crown Castle International Corp., 4.875%–5.25%, due 4/15/22–1/15/23
6.	Exide Technologies, Inc.

7.	Virgin Media Secured Finance PLC, 5.25%–5.50%, due 1/15/21–8/15/26

8.	Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.50%–6.875%, due 11/15/20–2/15/23

9.	Calumet Specialty Products Partners, L.P. / Calumet Finance Corp., 6.50%–11.50%, due 1/15/21–4/15/23

10.	Valeant Pharmaceuticals International, Inc., 6.375%–7.50%, due 8/15/18–7/15/22

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 1.91% for Class A shares, 1.92% for Investor Class share, 1.28% for Class B shares and 1.46% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 2.05%, Class R1 shares returned 1.99%, Class R2 shares returned 1.85%, Class R3 shares1 returned 1.66% and Class R6 shares returned 1.96%. For the six months ended April 30, 2016, Class B, Class C and Class R3 shares underperformed—and all other share classes outperformed—the 1.73% return of the Credit Suisse High Yield Index,2 which is the Fund’s broad-based securities-market index. For the same period, all share classes outperformed the 0.83% return of the Average Lipper3 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual credit selection. Security selection in the media/telecom sector was the largest contributor to the Fund’s performance relative to the Credit Suisse High Yield Index during the reporting period. (Contributions take weightings and total returns into account.) Within this sector, the Fund did not own certain stressed diversified media companies that fell in price. Wireless communications holdings also benefited the Fund’s relative performance, as the Fund’s top positions materially outperformed the Index. An overweight position in other metals/minerals and credit selection in the sector also contributed positively to the Fund’s relative performance. The sector outperformed during the reporting period because of rising commodity prices, and the Fund’s positions in gold-related issuers and fallen angels (securities that had been downgraded to below investment grade) performed well. The Fund’s avoidance of transportation—shipping companies was a positive contributor to the Fund’s relative performance, as many issuers had negative performance for the reporting period. The Fund’s overweight position in the higher-quality segment of the high-yield market contributed positively to performance relative to the Credit Suisse High Yield Index, as securities rated BB outperformed securities rated CCC.4

The Fund’s relative performance in the energy sector varied during the reporting period. An underweight position in energy—service & equipment benefited relative performance. This was offset, however, by an overweight position in energy—exploration & production companies and credit selection in that sector, as the drop in oil prices in early 2016 stressed the prices of bonds.

What was the Fund’s duration5 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning resulted from our bottom-up investment process. During the reporting period, the Fund’s duration was shorter than that of the Credit Suisse High Yield Index and slightly detracted from relative performance. As of April 30, 2016, the Fund’s modified duration to worst6 was approximately 3.23 years, which was shorter than the 3.97-year duration of the Credit Suisse High Yield Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Commodity prices and commodity high-yield bond prices continued to fall leading into 2016, exacerbated by the possibility of heavy defaults and the widespread fear that fallen angels would have a significantly negative market impact. The extreme investor pessimism reflected in energy and commodity prices created an opportunity to invest in the bonds of companies that have financial flexibility and optionality. The Fund invested in select energy—exploration & production, energy—midstream and metals/minerals credits at attractive risk-adjusted yields. The Fund also invested in select investment-grade and fallen-angel issuers in these sectors at levels that we believed to be attractive.

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, credit selection in the media/telecom sector contributed positively to performance relative to the Credit Suisse High Yield Index. An overweight position and credit selection in the metals/minerals industry also added to the Fund’s performance relative to the Index. Positive credit selection also contributed to the Fund’s relative performance in the health care sector.

An underweight position in the energy sector helped relative performance; but this was more than offset by credit selection, and the sector detracted from performance relative to the Credit Suisse High Yield Index. The Fund also held an underweight position in the gaming/leisure sector, which detracted slightly from relative performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased bonds of mining company Freeport-McMoRan during the reporting period. The sell-off in the company’s bonds had a strong technical factor, exceeding the increased risk resulting from the sell-off in commodity prices during the fourth quarter of 2015. We believed that the market was focused on short-term commodity prices and misunderstood the long-term asset value of Freeport-McMoRan. We also believed that the company’s short-term financial flexibility supported our purchase of the company’s bonds at very attractive spreads.7 Another position that we added to the Fund was MGM Growth Properties when the bond was issued in April 2016. The company is a real estate investment trust (REIT) that was spun off from MGM Resorts International, a gaming company headquartered in Las Vegas. MGM Resorts International owns the majority of the equity of MGM Growth Properties and guarantees the bonds at MGM Growth Properties. We liked the bonds because we believed that they were well covered by the assets of the company. In particular, MGM Growth Properties owns seven properties on the Las Vegas strip as well as three other regional properties. The leases that were put in place with the operator, MGM Resorts International, are well structured and provide cash flow coverage relative to the rent stream. At the time of the new issue, we believed that the valuation was exceptionally compelling relative to comparable bonds. The bonds also contain covenants (limits on debt and liens) that could protect the Fund as the company grows.

During the reporting period, the Fund sold its position in data storage company Seagate Technology. The hard disk drive industry has suffered substantial declines based on weakness in the personal computer segment, but also driven by the transition in personal computers and servers to the use of solid state drives, which Seagate Technology does not manufacture. Western Digital, Seagate Technology’s main competitor in hard disk drives, recently purchased SanDisk to offset this industry transition. We sold the bonds of Seagate Technology because of fundamental business pressures and technical factors resulting from the potential for rating downgrades that could weigh on the price of the company’s bonds. We also felt that distributions to equity could lead to further credit challenges.

The Fund exited its position in Kratos Defense & Security Solutions during the reporting period. The company is a defense and specialized security technology business focused on electronic attack & warfare, radar, satellite, intelligence, reconnaissance, and missile system platforms. The environment for defense contractors has become increasingly competitive, resulting in lower margins, frequent award protests and delays. The company also reported persistently weak operating results, negative free cash flow and continued credit-profile deterioration. With leverage at elevated levels, limited operational visibility in 2016, and concerns over Kratos Defense & Security Solutions’ ability to win future contracts in an uncertain defense budgetary environment, we believed that the downside risks far outweighed the positive business elements that had prompted our original investment decision.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the sector weightings in the Fund. There were small increases in the Fund’s weightings in aerospace and service because of attractive valuations and yields. During the reporting period, the Fund reduced its weightings in the metals/mining and health care industries.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the Credit Suisse High Yield Index in cable/wireless and metals/mining. As of the same date, the Fund held underweight positions relative to the Index in the energy, media and chemical sectors.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 93.7%† Convertible Bonds 1.4%
Auto Parts & Equipment 0.6%
♦Exide Technologies, Inc. 7.00% (7.00% Cash or 7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$72,055,092	$50,438,564

Electric 0.0%‡
Upstate New York Power Producers, Inc. 20.00% (20.00% Cash or 20.00% PIK), due 6/15/17 (a)(b)(c)(d)(e)	3,211,628	3,211,628

Mining 0.7%
Detour Gold Corp. 5.50%, due 11/30/17	55,220,000	57,256,237

Oil & Gas 0.1%
Stone Energy Corp. 1.75%, due 3/1/17	29,845,000	10,091,341

Total Convertible Bonds (Cost $146,767,776)		120,997,770

Corporate Bonds 91.3%
Advertising 0.4%
Lamar Media Corp.
5.00%, due 5/1/23	2,500,000	2,600,000
5.875%, due 2/1/22	20,500,000	21,473,750
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	10,350,000	10,686,375
5.625%, due 2/15/24	5,000,000	5,200,000

		39,960,125

Aerospace & Defense 1.5%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	45,704,000	48,217,720
KLX, Inc. 5.875%, due 12/1/22 (d)	27,265,000	27,435,406
Orbital ATK, Inc.
5.25%, due 10/1/21	3,190,000	3,341,525
5.50%, due 10/1/23 (d)	4,495,000	4,719,750
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	18,585,000	19,583,944
TransDigm, Inc.
5.50%, due 10/15/20	3,000,000	3,045,000
6.00%, due 7/15/22	4,000,000	4,048,800
6.50%, due 7/15/24	14,996,000	15,108,470
6.50%, due 5/15/25	10,000,000	10,050,000

		135,550,615

	Principal Amount	Value
Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21	$17,520,000	$18,255,840
Wolverine World Wide, Inc. 6.125%, due 10/15/20	14,943,000	15,522,041

		33,777,881

Auto Manufacturers 1.0%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	33,560,000	34,231,200
Ford Holdings LLC
9.30%, due 3/1/30	18,155,000	24,411,540
9.375%, due 3/1/20	1,695,000	2,066,471
General Motors Financial Co., Inc.
4.75%, due 8/15/17	5,000,000	5,193,495
6.75%, due 6/1/18	18,000,000	19,657,674

		85,560,380

Auto Parts & Equipment 3.8%
♦Exide Technologies, Inc. 11.00% (4.00% Cash and 7.00% PIK), due 4/30/20 (a)(b)(c)(d)	66,411,002	56,449,352
♦Exide Technologies, Inc. (Escrow Claim Shares) 8.625%, due 2/1/18 (b)(c)(d)(e)	64,863,000	64,863
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23	7,000,000	7,227,500
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	13,960,000	12,529,100
Meritor, Inc. 6.75%, due 6/15/21	11,900,000	11,245,500
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (d)	21,000,000	21,577,500
Schaeffler Finance B.V.
4.25%, due 5/15/21 (d)	21,610,000	22,204,275
4.75%, due 5/15/21 (d)	23,944,000	24,602,460
4.75%, due 5/15/23 (d)	17,195,000	17,667,862
♦Schaeffler Holding Finance B.V.
6.25% (6.25% Cash or 7.00% PIK), due 11/15/19 (a)(d)	29,681,000	30,942,442
6.75% (6.75% Cash or 7.50% PIK), due 11/15/22 (a)(d)	44,360,000	48,269,225
6.875% (6.875% Cash or 7.625% PIK), due 8/15/18 (a)(d)	61,402,000	63,244,060
Tenneco, Inc. 6.875%, due 12/15/20	11,225,000	11,659,969
Titan International, Inc. 6.875%, due 10/1/20	4,442,000	3,842,330

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
ZF North America Capital, Inc.
4.50%, due 4/29/22 (d)	$2,000,000	$2,047,460
4.75%, due 4/29/25 (d)	10,025,000	10,162,844

		343,736,742

Banks 0.1%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	8,950,000	8,480,125

Biotechnology 0.2%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (d)	16,720,000	15,006,200

Building Materials 1.9%
Boise Cascade Co. 6.375%, due 11/1/20	28,065,000	28,029,919
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (d)	18,125,000	19,846,875
Gibraltar Industries, Inc. 6.25%, due 2/1/21	11,580,000	11,753,700
Headwaters, Inc. 7.25%, due 1/15/19	21,700,000	22,351,000
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	18,835,000	19,164,612
Standard Industries, Inc. 5.125%, due 2/15/21 (d)	7,630,000	7,935,200
Summit Materials LLC / Summit Materials Finance Corp.
6.125%, due 7/15/23	29,090,000	29,308,175
8.50%, due 4/15/22 (d)	14,000,000	14,840,000
USG Corp. 7.875%, due 3/30/20 (d)	12,236,000	12,756,030

		165,985,511

Chemicals 1.2%
Blue Cube Spinco, Inc.
9.75%, due 10/15/23 (d)	31,550,000	36,006,437
10.00%, due 10/15/25 (d)	20,250,000	23,338,125
Eagle Spinco, Inc. 4.625%, due 2/15/21	3,650,000	3,631,750
Olin Corp. 5.50%, due 8/15/22	15,084,000	15,084,000
PolyOne Corp. 5.25%, due 3/15/23	7,880,000	7,899,700
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	18,635,000	19,287,225

		105,247,237

	Principal Amount	Value
Coal 0.6%
Arch Coal, Inc. 8.00%, due 1/15/19 (d)(f)	$21,960,000	$274,500
CONSOL Energy, Inc.
5.875%, due 4/15/22	42,000,000	34,965,000
8.00%, due 4/1/23	20,530,000	17,501,825

		52,741,325

Commercial Services 2.9%
Ashtead Capital, Inc.
5.625%, due 10/1/24 (d)	2,000,000	2,080,000
6.50%, due 7/15/22 (d)	24,862,000	26,229,410
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	35,196,000	33,640,337
6.375%, due 4/1/24 (d)	4,500,000	4,466,250
Cimpress N.V. 7.00%, due 4/1/22 (d)	37,800,000	38,178,000
ExamWorks Group, Inc. 5.625%, due 4/15/23	19,580,000	20,999,550
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	14,975,000	15,087,313
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	46,601,000	44,387,452
Modular Space Corp. 10.25%, due 1/31/19 (d)	4,270,000	2,199,050
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (d)	4,500,000	4,691,250
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.25%, due 5/15/23 (d)	5,000,000	5,187,500
Team Health, Inc. 7.25%, due 12/15/23 (d)	18,080,000	19,198,700
United Rentals North America, Inc.
4.625%, due 7/15/23	6,700,000	6,674,875
5.875%, due 9/15/26	9,250,000	9,250,000
7.625%, due 4/15/22	10,472,000	11,178,860
8.25%, due 2/1/21	500,000	521,250
WEX, Inc. 4.75%, due 2/1/23 (d)	18,718,000	17,080,175

		261,049,972

Computers 1.3%
IHS, Inc. 5.00%, due 11/1/22	54,655,000	57,114,475
NCR Corp.
4.625%, due 2/15/21	3,180,000	3,148,200
5.00%, due 7/15/22	12,035,000	12,065,087
6.375%, due 12/15/23	31,290,000	32,541,600
Western Digital Corp. 10.50%, due 4/1/24 (d)	8,490,000	8,256,525

		113,125,887

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Cosmetics & Personal Care 0.6%
Edgewell Personal Care Co.
4.70%, due 5/19/21	$40,105,000	$41,881,210
4.70%, due 5/24/22	10,093,000	10,547,185
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (d)	3,000,000	2,857,500

		55,285,895

Distribution & Wholesale 0.4%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	23,255,000	20,871,363
H&E Equipment Services, Inc. 7.00%, due 9/1/22	14,500,000	14,645,000
HD Supply, Inc. 5.75%, due 4/15/24 (d)	4,500,000	4,719,375

		40,235,738

Electric 1.9%
Calpine Corp.
5.875%, due 1/15/24 (d)	17,041,000	18,084,761
6.00%, due 1/15/22 (d)	34,773,000	36,728,981
GenOn Energy, Inc.
7.875%, due 6/15/17	64,917,000	56,153,205
9.50%, due 10/15/18	39,960,000	30,969,000
NRG REMA LLC
Series B 9.237%, due 7/2/17	6,604,053	6,471,973
Series C 9.681%, due 7/2/26	20,225,000	19,416,000
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	3,262,390

		171,086,310

Electrical Components & Equipment 1.3%
Anixter, Inc.
5.50%, due 3/1/23 (d)	1,000,000	1,022,500
5.625%, due 5/1/19	7,715,000	8,177,900
Belden, Inc. 5.50%, due 9/1/22 (d)	45,757,000	46,214,570
General Cable Corp. 5.75%, due 10/1/22	44,660,000	40,082,350
WESCO Distribution, Inc. 5.375%, due 12/15/21	20,519,000	20,826,785

		116,324,105

Electronics 0.6%
Allegion PLC 5.875%, due 9/15/23	8,500,000	9,010,000
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	19,800,000	20,691,000
Kemet Corp. 10.50%, due 5/1/18	27,014,000	21,070,920

		50,771,920

	Principal Amount	Value
Engineering & Construction 1.3%
Broadspectrum, Ltd. 8.375%, due 5/15/20 (d)	$27,490,000	$29,826,650
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	29,975,000	26,977,500
12.00%, due 3/15/18	31,317,949	32,374,930
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	25,099,000	23,342,070

		112,521,150

Entertainment 1.7%
Affinity Gaming / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	49,520,000	50,510,400
Churchill Downs, Inc.
5.375%, due 12/15/21 (d)	5,010,000	5,147,775
5.375%, due 12/15/21	17,605,000	18,089,137
GLP Capital, L.P. / GLP Financing II, Inc.
4.875%, due 11/1/20	2,000,000	2,110,000
5.375%, due 4/15/26	5,500,000	5,733,750
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	17,990,000	18,259,850
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (d)	12,872,000	13,258,160
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(c)(e)	35,000,000	36,312,500

		149,421,572

Finance—Auto Loans 0.1%
Credit Acceptance Corp. 7.375%, due 3/15/23	14,025,000	13,288,688

Finance—Consumer Loans 0.6%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	25,895,000	25,895,000
OneMain Financial Holdings LLC
6.75%, due 12/15/19 (d)	6,645,000	6,794,512
7.25%, due 12/15/21 (d)	3,245,000	3,374,800
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (d)	12,414,000	8,441,520
Springleaf Finance Corp. 8.25%, due 12/15/20	5,075,000	5,233,594

		49,739,426

Finance—Credit Card 0.1%
Alliance Data Systems Corp. 6.375%, due 4/1/20 (d)	10,000,000	10,275,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Investment Banker/Broker 0.7%
E*TRADE Financial Corp.
4.625%, due 9/15/23	$17,500,000	$17,713,500
5.375%, due 11/15/22	20,880,000	22,164,329
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	23,535,000	21,534,525

		61,412,354

Finance—Leasing Companies 0.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.625%, due 10/30/20	9,240,000	9,609,600
5.00%, due 10/1/21	16,320,000	17,217,600
Aircastle, Ltd. 5.50%, due 2/15/22	2,000,000	2,127,500
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (d)	14,055,000	14,951,006

		43,905,706

Finance—Mortgage Loan/Banker 0.4%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.875%, due 8/1/21 (d)	24,865,000	21,881,200
7.375%, due 10/1/17	18,385,000	18,430,963

		40,312,163

Finance—Other Services 0.5%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	25,340,000	24,833,200
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	12,000,000	11,700,000
6.50%, due 7/1/21	1,500,000	1,316,250
7.875%, due 10/1/20	6,000,000	5,760,000

		43,609,450

Food 2.0%
B&G Foods, Inc. 4.625%, due 6/1/21	16,649,000	16,919,546
BI-LO LLC / BI-LO Finance Corp. 9.25%, due 2/15/19 (d)	5,250,000	5,079,375
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	50,865,000	48,830,400
Fresh Market, Inc. (The) 9.75%, due 5/1/23 (d)	16,365,000	16,119,525
Ingles Markets, Inc. 5.75%, due 6/15/23	12,100,000	12,584,000
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	18,815,000	18,438,700
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	29,810,000	31,598,600

	Principal Amount	Value
Food (continued)
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (d)	$9,715,000	$10,334,331
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	21,607,000	22,255,210

		182,159,687

Forest Products & Paper 0.7%
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	51,820,000	61,406,700

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	13,025,000	13,318,063

Health Care—Products 1.4%
Alere, Inc. 6.375%, due 7/1/23 (d)	9,970,000	10,169,400
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	24,859,000	25,480,475
Halyard Health, Inc. 6.25%, due 10/15/22	11,331,000	11,500,965
Hanger, Inc. 9.125%, due 11/15/18	25,535,000	24,258,250
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	12,025,000	12,460,906
Hologic, Inc. 5.25%, due 7/15/22 (d)	12,715,000	13,318,963
Sterigenics-Nordion Holdings LLC 6.50%, due 5/15/23 (d)	8,350,000	8,475,250
Universal Hospital Services, Inc. 7.625%, due 8/15/20	21,710,000	20,272,798

		125,937,007

Health Care—Services 3.9%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	7,105,000	7,264,863
6.50%, due 3/1/24 (d)	5,965,000	6,293,075
Centene Corp.
5.625%, due 2/15/21 (d)	13,405,000	14,108,762
5.75%, due 6/1/17	14,370,000	14,801,100
6.125%, due 2/15/24 (d)	19,320,000	20,382,600
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	130,000	136,825
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (d)	11,680,000	12,716,600
5.875%, due 1/31/22 (d)	7,000,000	7,700,000
6.50%, due 9/15/18 (d)	4,730,000	5,196,851

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
♦HCA, Inc.
4.25%, due 10/15/19	$6,000,000	$6,240,000
5.00%, due 3/15/24	14,944,000	15,467,040
5.25%, due 4/15/25	14,000,000	14,490,000
5.375%, due 2/1/25	20,495,000	20,956,137
5.875%, due 3/15/22	12,010,000	13,120,925
5.875%, due 5/1/23	2,828,000	2,974,703
5.875%, due 2/15/26	19,470,000	20,200,125
6.50%, due 2/15/20	3,294,000	3,648,105
7.50%, due 2/15/22	9,407,000	10,653,428
7.58%, due 9/15/25	3,000,000	3,225,000
7.69%, due 6/15/25	705,000	754,350
8.00%, due 10/1/18	4,984,000	5,638,150
8.36%, due 4/15/24	2,494,000	2,818,220
HealthSouth Corp. 5.75%, due 11/1/24	13,345,000	13,778,712
Molina Healthcare, Inc. 5.375%, due 11/15/22 (d)	22,000,000	22,715,000
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (d)	59,148,000	61,759,976
Quorum Health Corp. 11.625%, due 4/15/23 (d)	10,000,000	9,800,000
Tenet Healthcare Corp.
6.00%, due 10/1/20	10,000,000	10,600,000
6.75%, due 6/15/23	20,000,000	19,750,000

		347,190,547

Holding Company—Diversified 0.7%
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.235% PIK), due 8/15/19 (a)(d)	67,601,000	65,403,967

Home Builders 2.3%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	35,515,000	30,454,112
AV Homes, Inc. 8.50%, due 7/1/19	24,860,000	24,673,550
Brookfield Residential Properties, Inc.
6.375%, due 5/15/25 (d)	5,665,000	5,098,500
6.50%, due 12/15/20 (d)	13,235,000	12,970,300
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	29,141,000	26,985,149
Century Communities, Inc. 6.875%, due 5/15/22	25,336,000	24,639,260
D.R. Horton, Inc.
4.75%, due 2/15/23	2,000,000	2,070,000
5.75%, due 8/15/23	3,605,000	3,947,475

	Principal Amount	Value
Home Builders (continued)
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	$36,862,000	$35,710,062
Meritage Homes Corp. 7.00%, due 4/1/22	1,500,000	1,608,750
PulteGroup, Inc. 5.50%, due 3/1/26	4,000,000	4,130,000
WCI Communities, Inc. 6.875%, due 8/15/21	12,355,000	12,385,888
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	26,501,000	24,380,920

		209,053,966

Household Products & Wares 0.4%
Century Intermediate Holding Co. 2 9.75% (9.75% Cash or 10.50% PIK), due 2/15/19 (a)(d)	10,120,000	10,246,500
Prestige Brands, Inc.
5.375%, due 12/15/21 (d)	4,000,000	4,090,000
6.375%, due 3/1/24 (d)	3,000,000	3,150,000
Spectrum Brands, Inc.
5.75%, due 7/15/25	7,000,000	7,424,550
6.375%, due 11/15/20	6,435,000	6,790,662
6.625%, due 11/15/22	7,535,000	8,137,800

		39,839,512

Housewares 0.3%
American Greetings Corp. 7.375%, due 12/1/21	10,500,000	10,815,000
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	12,500,000	13,031,250

		23,846,250

Insurance 1.3%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	27,660,000	28,283,733
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	9,092,000	9,750,334
8.30%, due 4/15/26	5,395,000	6,385,786
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	29,148,000	29,148,000
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	12,890,000	14,703,726
USI, Inc. 7.75%, due 1/15/21 (d)	29,460,000	29,460,000

		117,731,579

Internet 1.4%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (d)	3,600,000	3,582,000
Match Group, Inc. 6.75%, due 12/15/22 (d)	56,624,000	57,756,480

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Netflix, Inc.
5.375%, due 2/1/21	$10,580,000	$11,188,350
5.50%, due 2/15/22	14,265,000	14,906,925
5.75%, due 3/1/24	19,037,000	19,893,665
5.875%, due 2/15/25	5,546,000	5,812,208
VeriSign, Inc. 5.25%, due 4/1/25	9,800,000	10,069,500

		123,209,128

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (d)	33,330,000	33,871,613

Investment Management/Advisory Services 0.6%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	29,020,000	27,133,700
National Financial Partners Corp. 9.00%, due 7/15/21 (d)	22,882,000	22,767,590

		49,901,290

Iron & Steel 1.2%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	5,042,100
Allegheny Technologies, Inc. 7.875%, due 8/15/23	21,940,000	17,990,800
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC
6.50%, due 5/15/21 (d)	23,705,000	24,179,100
7.125%, due 5/1/18 (d)	43,043,000	44,226,682
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	22,270,000	20,377,050

		111,815,732

Leisure Time 1.0%
Brunswick Corp. 4.625%, due 5/15/21 (d)	19,791,000	19,988,910
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	68,625,000	71,370,000

		91,358,910

Lodging 1.2%
Boyd Gaming Corp. 6.375%, due 4/1/26 (d)	9,000,000	9,202,500
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,000,000	2,145,000
5.75%, due 7/1/22	20,500,000	22,037,500
FelCor Lodging, L.P. 5.625%, due 3/1/23	10,497,000	10,785,668

	Principal Amount	Value
Lodging (continued)
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	$20,930,000	$21,799,641
MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc. 5.625%, due 5/1/24 (d)	41,520,000	43,284,600

		109,254,909

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	18,325,000	16,080,188
Vander Intermediate Holding II Corp. 9.75% (9.75% Cash or 10.50% PIK), due 2/1/19 (a)(d)	3,440,000	2,064,000

		18,144,188

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	8,945,000	9,727,688
Zebra Technologies Corp. 7.25%, due 10/15/22	18,035,000	19,524,691

		29,252,379

Media 6.5%
Altice Financing S.A. 7.50%, due 5/15/26 (d)	11,600,000	11,614,500
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	20,195,000	20,620,105
Cablevision Systems Corp. 7.75%, due 4/15/18	18,620,000	19,504,450
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	23,000,000	23,575,000
5.125%, due 5/1/23 (d)	14,873,000	15,170,460
5.25%, due 9/30/22	3,000,000	3,097,500
5.375%, due 5/1/25 (d)	3,880,000	3,972,150
5.875%, due 4/1/24 (d)	23,695,000	24,820,512
5.875%, due 5/1/27 (d)	9,000,000	9,225,000
6.50%, due 4/30/21	26,527,000	27,450,140
7.00%, due 1/15/19	8,657,000	8,811,095
CCO Safari II LLC
3.579%, due 7/23/20 (d)	4,000,000	4,152,248
4.464%, due 7/23/22 (d)	6,165,000	6,554,868
CCOH Safari LLC 5.75%, due 2/15/26 (d)	14,035,000	14,491,137
Cogeco Communications, Inc. 4.875%, due 5/1/20 (d)	10,685,000	10,965,481
CSC Holdings LLC 7.625%, due 7/15/18	8,885,000	9,618,013
DISH DBS Corp. 4.625%, due 7/15/17	2,000,000	2,047,500

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Midcontinent Communications & Midcontinent Finance Corp. 6.875%, due 8/15/23 (d)	$6,500,000	$6,743,750
Neptune Finco Corp. 10.125%, due 1/15/23 (d)	8,000,000	8,780,000
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	13,665,000	14,040,788
5.00%, due 4/15/22 (d)	69,960,000	71,359,200
Numericable-SFR S.A.
6.00%, due 5/15/22 (d)	47,825,000	47,887,172
7.375%, due 5/1/26 (d)	20,000,000	20,300,000
Quebecor Media, Inc. 5.75%, due 1/15/23	48,150,000	49,835,250
Videotron, Ltd.
5.00%, due 7/15/22	21,754,000	22,569,775
5.375%, due 6/15/24 (d)	28,095,000	29,324,156
♦Virgin Media Secured Finance PLC
5.25%, due 1/15/21	83,145,000	88,029,769
5.25%, due 1/15/26 (d)	5,000,000	5,014,400
5.50%, due 8/15/26 (d)	4,000,000	4,022,520

		583,596,939

Metal Fabricate & Hardware 0.9%
A. M. Castle & Co. 12.75%, due 12/15/18 (d)	3,698,000	2,755,010
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	19,505,000	14,043,600
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	65,540,000	60,624,500

		77,423,110

Mining 3.1%
Alamos Gold, Inc. 7.75%, due 4/1/20 (d)	55,444,000	53,236,220
Aleris International, Inc. 9.50%, due 4/1/21 (d)	12,780,000	13,355,100
Constellium N.V. 5.75%, due 5/15/24 (d)	22,245,000	16,850,588
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (d)	22,235,000	18,899,750
Hecla Mining Co. 6.875%, due 5/1/21	43,553,000	40,504,290
Kaiser Aluminum Corp.
5.875%, due 5/15/24 (d)	12,315,000	12,607,481
8.25%, due 6/1/20	21,330,000	22,183,200
New Gold, Inc.
6.25%, due 11/15/22 (d)	13,795,000	12,691,400
7.00%, due 4/15/20 (d)	46,738,000	45,569,550

	Principal Amount	Value
Mining (continued)
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	$19,480,000	$17,775,500
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	22,325,000	22,548,250

		276,221,329

Miscellaneous—Manufacturing 1.1%
Actuant Corp. 5.625%, due 6/15/22	2,000,000	2,040,000
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	18,225,000	18,179,437
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	23,310,000	22,610,700
EnPro Industries, Inc. 5.875%, due 9/15/22	15,800,000	16,471,500
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	29,319,000	25,507,530
Koppers, Inc. 7.875%, due 12/1/19	16,144,000	16,406,340

		101,215,507

Oil & Gas 7.8%
Antero Resources Corp.
5.125%, due 12/1/22	3,000,000	2,880,000
5.375%, due 11/1/21	10,000,000	9,675,000
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp.
7.75%, due 1/15/21	2,815,000	450,400
9.25%, due 8/15/21	10,705,000	1,712,800
California Resources Corp. 5.00%, due 1/15/20	65,573,000	28,196,390
♦Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	45,915,000	31,681,350
7.625%, due 1/15/22	24,680,000	16,720,700
7.75%, due 4/15/23	4,840,000	3,194,400
11.50%, due 1/15/21 (d)	33,240,000	36,065,400
Carrizo Oil & Gas, Inc.
6.25%, due 4/15/23	7,000,000	6,720,000
7.50%, due 9/15/20	14,480,000	14,552,400
Chesapeake Energy Corp. 6.50%, due 8/15/17	15,840,000	13,543,200
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(e)	15,000,000	4,050,000
Comstock Resources, Inc.
7.75%, due 4/1/19	24,520,000	3,371,500
9.50%, due 6/15/20	38,189,000	5,346,460
10.00%, due 3/15/20 (d)	62,085,000	40,976,100
Concho Resources, Inc.
5.50%, due 10/1/22	16,000,000	16,140,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Concho Resources, Inc. (continued)
6.50%, due 1/15/22	$24,386,000	$25,361,440
7.00%, due 1/15/21	10,325,000	10,712,188
Continental Resources, Inc.
5.00%, due 9/15/22	5,275,000	4,925,531
7.125%, due 4/1/21	24,260,000	24,623,900
7.375%, due 10/1/20	20,295,000	20,650,162
EnQuest PLC 7.00%, due 4/15/22 (d)	35,138,000	19,589,435
Gulfport Energy Corp. 7.75%, due 11/1/20	13,921,000	14,060,210
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	47,185,000	39,163,550
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	23,415,000	16,039,275
LINN Energy LLC / LINN Energy Finance Corp. 12.00%, due 12/15/20 (d)(f)	22,282,000	4,233,580
Murphy Oil USA, Inc. 6.00%, due 8/15/23	17,605,000	18,408,140
Newfield Exploration Co. 5.625%, due 7/1/24	12,210,000	12,423,675
Noble Energy, Inc. 5.625%, due 5/1/21	1,986,000	2,040,853
Oasis Petroleum, Inc.
6.50%, due 11/1/21	9,768,000	8,937,720
6.875%, due 1/15/23	5,000,000	4,487,500
7.25%, due 2/1/19	52,787,000	50,147,650
PDC Energy, Inc. 7.75%, due 10/15/22	27,545,000	28,509,075
PetroQuest Energy, Inc. 10.00%, due 9/1/17	60,090,000	29,444,100
Rex Energy Corp. 1.00%, due 10/1/20 (d)(g)	116,325,000	16,867,125
RSP Permian, Inc. 6.625%, due 10/1/22	17,780,000	18,357,850
Sanchez Energy Corp. 7.75%, due 6/15/21	4,055,000	3,335,238
SM Energy Co.
6.50%, due 11/15/21	7,000,000	6,510,000
6.50%, due 1/1/23	2,535,000	2,319,525
Stone Energy Corp. 7.50%, due 11/15/22	87,403,000	22,506,272
WPX Energy, Inc.
5.25%, due 1/15/17	3,635,000	3,684,981
6.00%, due 1/15/22	43,230,000	38,907,000
7.50%, due 8/1/20	16,955,000	16,149,638

		697,671,713

	Principal Amount	Value
Oil & Gas Services 1.5%
CSI Compressco, L.P. / Compressco Finance, Inc. 7.25%, due 8/15/22	$8,190,000	$6,429,150
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	34,710,000	31,586,100
♦Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.50%, due 11/15/20	16,110,000	15,223,950
6.625%, due 5/1/21	14,620,000	13,797,625
6.75%, due 2/1/22	20,996,000	18,953,089
6.875%, due 2/15/23	50,736,000	45,662,400
FTS International, Inc.
6.25%, due 5/1/22	13,382,000	2,080,901
8.134%, due 6/15/20 (d)(h)	4,565,000	3,332,450

		137,065,665

Packaging & Containers 0.7%
AEP Industries, Inc. 8.25%, due 4/15/19	18,194,000	18,512,395
Novelis, Inc.
8.375%, due 12/15/17	28,135,000	28,662,531
8.75%, due 12/15/20	12,730,000	13,143,725

		60,318,651

Pharmaceuticals 2.9%
Alphabet Holding Co., Inc. 7.75% (7.75% Cash or 8.50% PIK), due 11/1/17 (a)	40,474,000	40,959,688
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	19,905,000	20,153,813
Endo Finance LLC 5.75%, due 1/15/22 (d)	7,480,000	7,330,400
Endo Finance LLC / Endo Finco, Inc. 5.875%, due 1/15/23 (d)	7,300,000	6,989,750
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.
6.00%, due 7/15/23 (d)	9,850,000	9,665,313
6.00%, due 2/1/25 (d)	13,945,000	13,317,475
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	8,996,000	9,265,880
NBTY, Inc.
7.625%, due 5/15/21 (d)	30,685,000	31,375,412
9.00%, due 10/1/18	20,200,000	20,646,218
Quintiles Transnational Corp. 4.875%, due 5/15/23 (d)	15,575,000	15,944,906
♦Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20 (d)	22,504,000	20,394,250
6.75%, due 8/15/18 (d)	18,620,000	17,968,300
7.00%, due 10/1/20 (d)	7,000,000	6,440,000
7.25%, due 7/15/22 (d)	9,520,000	8,401,400
7.50%, due 7/15/21 (d)	37,600,000	34,404,000

		263,256,805

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 2.8%
ANR Pipeline Co.
7.375%, due 2/15/24	$2,555,000	$3,012,708
9.625%, due 11/1/21	10,349,000	13,268,070
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	11,307,000	11,728,774
EnLink Midstream Partners, L.P.
2.70%, due 4/1/19	2,500,000	2,307,660
4.15%, due 6/1/25	5,000,000	4,310,670
4.40%, due 4/1/24	4,370,000	3,787,060
EnLink Midstream Partners, L.P. / EnLink Midstream Finance Corp. 7.125%, due 6/1/22	1,000,000	954,701
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	39,945,000	38,349,197
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (d)	16,275,000	17,027,719
MPLX, L.P.
4.875%, due 12/1/24 (d)	22,400,000	21,832,630
4.875%, due 6/1/25 (d)	30,695,000	29,660,364
5.50%, due 2/15/23 (d)	12,389,000	12,357,321
NuStar Logistics, L.P. 6.75%, due 2/1/21	11,295,000	11,182,050
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	23,710,000	21,576,100
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.00%, due 1/15/18	2,291,000	2,303,876
6.625%, due 10/1/20 (d)	47,799,000	48,784,615
Williams Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	7,284,000	7,245,460

		249,688,975

Real Estate 1.5%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.375% PIK), due 7/1/19 (a)(d)	32,789,463	32,297,621
CBRE Services, Inc.
5.00%, due 3/15/23	29,197,000	30,121,202
5.25%, due 3/15/25	6,000,000	6,243,156
Forestar USA Real Estate Group, Inc. 8.50%, due 6/1/22 (d)	13,000,000	13,260,000
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	23,385,000	23,677,312
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	30,115,000	29,512,700

		135,111,991

	Principal Amount	Value
Real Estate Investment Trusts 2.5%
♦Crown Castle International Corp.
4.875%, due 4/15/22	$8,995,000	$9,759,575
5.25%, due 1/15/23	94,468,000	104,859,480
Equinix, Inc.
5.375%, due 1/1/22	17,368,000	18,149,560
5.375%, due 4/1/23	17,500,000	18,287,500
5.75%, due 1/1/25	21,997,000	23,015,021
5.875%, due 1/15/26	19,245,000	20,363,520
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22	2,000,000	2,172,070
6.00%, due 10/1/21	13,000,000	14,653,496
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	5,570,000	5,416,825
5.50%, due 2/1/21	5,030,000	5,080,300

		221,757,347

Retail 5.1%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	11,240,000	11,608,560
7.00%, due 5/20/22	12,897,000	13,622,456
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	34,063,000	35,170,047
AutoNation, Inc. 6.75%, due 4/15/18	8,000,000	8,591,184
BMC Stock Holdings, Inc. 9.00%, due 9/15/18 (d)	22,520,000	23,646,000
Cash America International, Inc. 5.75%, due 5/15/18	14,455,000	14,563,412
CVS Health Corp.
4.75%, due 12/1/22 (d)	2,380,000	2,676,458
5.00%, due 12/1/24 (d)	3,900,000	4,509,480
Dollar Tree, Inc. 5.75%, due 3/1/23 (d)	33,130,000	35,376,214
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (d)	32,064,000	28,857,600
Ferrellgas, L.P. / Ferrellgas Finance Corp. 6.75%, due 6/15/23 (d)	13,000,000	12,122,500
GameStop Corp.
5.50%, due 10/1/19 (d)	10,925,000	10,679,187
6.75%, due 3/15/21 (d)	11,500,000	11,330,375
Group 1 Automotive, Inc.
5.00%, due 6/1/22	6,665,000	6,598,350
5.25%, due 12/15/23 (d)	7,000,000	6,965,000
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	7,225,000	6,556,688
L Brands, Inc.
5.625%, due 2/15/22	7,725,000	8,526,469
6.625%, due 4/1/21	13,980,000	15,902,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
L Brands, Inc. (continued)
6.875%, due 11/1/35	$7,000,000	$7,700,000
8.50%, due 6/15/19	3,395,000	4,006,100
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	82,346,000	72,052,750
Outerwall, Inc.
5.875%, due 6/15/21	28,840,000	23,216,200
6.00%, due 3/15/19	9,537,000	8,511,773
Penske Automotive Group, Inc. 5.75%, due 10/1/22	26,025,000	26,870,812
Radio Systems Corp. 8.375%, due 11/1/19 (d)	33,225,000	34,554,000
Sonic Automotive, Inc. 7.00%, due 7/15/22	5,625,000	5,934,375
Yum! Brands, Inc.
3.75%, due 11/1/21	4,710,000	4,584,008
3.875%, due 11/1/20	3,000,000	2,992,500
5.30%, due 9/15/19	6,500,000	6,922,500

		454,647,248

Semiconductors 0.9%
Micron Technology, Inc.
5.25%, due 8/1/23 (d)	13,000,000	10,504,130
5.50%, due 2/1/25	23,310,000	18,881,100
5.625%, due 1/15/26 (d)	2,500,000	1,975,000
5.875%, due 2/15/22	4,000,000	3,530,000
7.50%, due 9/15/23 (d)	35,935,000	37,192,725
Qorvo, Inc.
6.75%, due 12/1/23 (d)	5,430,000	5,579,325
7.00%, due 12/1/25 (d)	6,000,000	6,150,000

		83,812,280

Software 1.3%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	43,570,000	44,986,025
Activision Blizzard, Inc. 5.625%, due 9/15/21 (d)	22,580,000	23,765,450
Change Healthcare Holdings, Inc.
6.00%, due 2/15/21 (d)	11,210,000	11,322,100
11.00%, due 12/31/19	2,000,000	2,128,750
First Data Corp. 7.00%, due 12/1/23 (d)	3,500,000	3,596,250
MSCI, Inc.
5.25%, due 11/15/24 (d)	21,757,000	22,736,065
5.75%, due 8/15/25 (d)	7,380,000	7,850,475

		116,385,115

Storage & Warehousing 0.4%
Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (d)	33,500,000	27,051,250
10.75%, due 10/15/19 (d)	15,265,000	5,686,213

		32,737,463

	Principal Amount	Value
Telecommunications 5.7%
CenturyLink, Inc. 5.625%, due 4/1/25	$16,000,000	$14,531,840
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	38,970,000	38,288,025
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	23,276,000	21,035,685
Frontier Communications Corp.
6.25%, due 9/15/21	18,410,000	17,121,300
8.875%, due 9/15/20 (d)	2,665,000	2,821,569
10.50%, due 9/15/22 (d)	19,880,000	20,453,936
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	2,627,000	2,892,984
7.625%, due 6/15/21	26,500,000	29,481,250
Intelsat Jackson Holdings S.A.
5.50%, due 8/1/23	2,100,000	1,326,938
7.25%, due 4/1/19	69,880,000	57,301,600
Sable International Finance, Ltd. 8.75%, due 2/1/20 (d)	12,750,000	13,323,750
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	22,370,000	22,957,212
9.00%, due 11/15/18 (d)	12,736,000	13,468,320
9.25%, due 4/15/22	16,806,000	16,385,850
Sprint Corp.
7.125%, due 6/15/24	14,335,000	10,751,250
7.875%, due 9/15/23	10,185,000	7,944,300
♦T-Mobile USA, Inc.
6.00%, due 4/15/24	16,525,000	17,289,281
6.125%, due 1/15/22	14,910,000	15,683,531
6.25%, due 4/1/21	20,085,000	20,938,612
6.375%, due 3/1/25	41,842,000	43,934,100
6.50%, due 1/15/24	14,445,000	15,383,925
6.50%, due 1/15/26	28,215,000	29,907,900
6.625%, due 11/15/20	975,000	1,009,125
6.625%, due 4/1/23	34,080,000	36,423,000
6.731%, due 4/28/22	38,575,000	40,600,187

		511,255,470

Transportation 1.0%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (d)	50,325,000	50,828,250
9.75%, due 5/1/20 (d)	46,270,000	36,090,600

		86,918,850

Trucking & Leasing 0.2%
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	12,985,000	14,056,263

Total Corporate Bonds (Cost $8,361,326,701)		8,174,247,625

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 1.0% (i)
Lodging 0.3%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	$9,625,906	$9,565,744
New 2nd Lien Term Loan 12.50%, due 10/2/19	17,589,071	17,501,126

		27,066,870

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.761%, due 4/26/17 (b)(e)	14,801,354	14,653,340

Pharmaceuticals 0.2%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	13,263,750	13,114,533

Telecommunications 0.2%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	19,000,000	17,784,000

Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.75%, due 11/12/20	14,000,000	12,110,000

Total Loan Assignments (Cost $85,751,675)		84,728,743

Total Long-Term Bonds (Cost $8,593,846,152)		8,379,974,138

	Shares
Common Stocks 0.4%
Auto Parts & Equipment 0.1%
♦Exide Technologies, Inc. (b)(c)(d)(e)	1,416,537	3,966,304

Commercial Services 0.1%
Avis Budget Group, Inc. (j)	188,100	4,721,310

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(e)(j)	51,473	1,904,501

Entertainment 0.0%‡
Affinity Gaming LLC (b)(e)(j)	275,000	3,712,500

	Shares	Value
Lodging 0.1%
Majestic Star Casino LLC Membership Units (b)(c)(e)(j)	446,020	$55,752
Starwood Hotels & Resorts Worldwide, Inc.	110,170	9,020,720

		9,076,472

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(e)(j)	2,267	1,213,706

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(e)(j)	717,799	9,460,591

Oil & Gas 0.0%‡
Rex Energy Corp. (b)(c)(e)(j)	1,744,875	1,762,324

Total Common Stocks (Cost $128,987,386)		35,817,708

Exchange-Traded Fund 0.2% (k)
SPDR Gold Shares (j)	169,400	20,946,310

Total Exchange-Traded Fund (Cost $19,294,653)		20,946,310

	Principal Amount
Short-Term Investment 4.9%
Repurchase Agreement 4.9%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $437,417,219 (Collateralized by United States Treasury and Government Agency securities with rates between 2.00% and 2.125% and maturity dates between 9/28/21 and 10/31/21, with a Principal Amount of $431,760,000 and a Market Value of $446,165,880)	$437,416,125	437,416,125

Total Short-Term Investment (Cost $437,416,125)		437,416,125

Total Investments (Cost $9,179,544,316) (l)	99.2%	8,874,154,281
Other Assets, Less Liabilities	0.8	75,738,345
Net Assets	100.0%	$8,949,892,626

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

(b)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $187,255,925, which represented 2.1% of the Fund’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $168,890,085, which represented 1.9% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Restricted security.

(f)	Issue in default.

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(h)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.
(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2016.

(j)	Non-income producing security.

(k)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(l)	As of April 30, 2016, cost was $9,181,696,815 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$247,282,288
Gross unrealized depreciation	(554,824,822)

Net unrealized depreciation	$(307,542,534)

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$67,347,578	$53,650,192	$120,997,770
Corporate Bonds (c)	—	8,077,370,910	96,876,715	8,174,247,625
Loan Assignments (d)	—	52,574,277	32,154,466	84,728,743

Total Long-Term Bonds	—	8,197,292,765	182,681,373	8,379,974,138

Common Stocks (e)(f)	13,742,030	5,474,824	16,600,854	35,817,708
Exchange-Traded Fund	20,946,310	—	—	20,946,310
Short-Term Investment
Repurchase Agreement	—	437,416,125	—	437,416,125

Total Investments in Securities	$34,688,340	$8,640,183,714	$199,282,227	$8,874,154,281

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $50,438,564 and $3,211,628 are held in Auto Parts & Equipment and Electric, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $56,514,215, $36,312,500 and $4,050,000 are held in Auto Parts & Equipment, Entertainment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	Includes $17,501,126, and $14,653,340 of Level 3 securities held in Lodging and Metal Fabricate & Hardware, respectively, within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 2 securities valued at $3,712,500 and $1,762,324 are held in Entertainment and Oil & Gas, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $3,966,304, $1,904,501, $55,752, $1,213,706 and $9,460,591 are held in Auto Parts & Equipment, Electric, Lodging, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, a security with a market value of $15,001,923 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2015, the fair value obtained for this Loan Assignment, from an independent pricing service, utilized significant observable inputs.

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depre- ciation) from Investments Still Held as of April 30, 2016 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$53,295,813	$341,638	$—	$(6,038,638)	$2,839,751	(c)	$—	$—	$—	$50,438,564	$(6,038,638)
Electric	4,369,159	—	98,581	(62,927)	400,840	(c)	(1,594,025)	—	—	3,211,628	107,363
Corporate Bonds
Auto Parts & Equipment	54,289,499	390,436	—	(783,033)	2,617,313	(c)	—	—	—	56,514,215	(783,033)
Entertainment	36,312,500	—	—	—	—		—	—	—	36,312,500	—
Oil & Gas	3,900,000	—	—	150,000	—		—	—	—	4,050,000	150,000
Loan Assignments
Lodging	14,619,375	73,389	—	2,169,291	639,071		—	—	—	17,501,126	2,169,291
Metal Fabricate & Hardware	—	84,396	6,611	(10,565)	—		(429,025)	15,001,923	—	14,653,340	(10,565)
Retail	6,007,500	—	(765,000)	(7,500)	—		(5,235,000)	—	—	—	—
Common Stocks
Auto Parts & Equipment	5,666,148	—	—	(1,699,844)	—		—	—	—	3,966,304	(1,699,844)
Electric	2,316,285	—	—	(411,784)	—		—	—	—	1,904,501	(411,784)
Lodging	156,107	—	—	(100,355)	—		—	—	—	55,752	(100,355)
Media	985,125	—	—	228,581	—		—	—	—	1,213,706	228,581
Metal, Fabricate & Hardware	8,728,436	—	—	732,155	—		—	—	—	9,460,591	732,155

Total	$190,645,947	$889,859	$(659,808)	$(5,834,619)	$6,496,975		$(7,258,050)	$15,001,923	$—	$199,282,227	$(5,656,829)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Purchases include PIK securities.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $9,179,544,316)	$8,874,154,281
Receivables:
Dividends and interest	157,536,123
Investment securities sold	44,849,448
Fund shares sold	39,538,497
Other assets	193,503

Total assets	9,116,271,852

Liabilities
Payables:
Investment securities purchased	137,013,151
Fund shares redeemed	17,045,022
Manager (See Note 3)	3,969,633
Transfer agent (See Note 3)	1,954,340
NYLIFE Distributors (See Note 3)	1,337,652
Shareholder communication	293,154
Professional fees	52,701
Custodian	27,012
Trustees	6,791
Accrued expenses	53,999
Dividend payable	4,625,771

Total liabilities	166,379,226

Net assets	$8,949,892,626

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$16,294,948
Additional paid-in capital	9,496,784,290

9,513,079,238
Distributions in excess of net investment income	(22,749,394)
Accumulated net realized gain (loss) on investments	(235,047,183)
Net unrealized appreciation (depreciation) on investments	(305,390,035)

Net assets	$8,949,892,626

Class A
Net assets applicable to outstanding shares	$3,308,460,016

Shares of beneficial interest outstanding	602,534,667

Net asset value per share outstanding	$5.49
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.75

Investor Class
Net assets applicable to outstanding shares	$284,363,130

Shares of beneficial interest outstanding	51,347,344

Net asset value per share outstanding	$5.54
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.80

Class B
Net assets applicable to outstanding shares	$130,232,500

Shares of beneficial interest outstanding	23,833,800

Net asset value and offering price per share outstanding	$5.46

Class C
Net assets applicable to outstanding shares	$636,096,484

Shares of beneficial interest outstanding	116,362,485

Net asset value and offering price per share outstanding	$5.47

Class I
Net assets applicable to outstanding shares	$4,544,281,523

Shares of beneficial interest outstanding	826,956,101

Net asset value and offering price per share outstanding	$5.50

Class R1
Net assets applicable to outstanding shares	$43,798

Shares of beneficial interest outstanding	7,979

Net asset value and offering price per share outstanding	$5.49

Class R2
Net assets applicable to outstanding shares	$9,092,687

Shares of beneficial interest outstanding	1,655,352

Net asset value and offering price per share outstanding	$5.49

Class R3
Net assets applicable to outstanding shares	$47,517

Shares of beneficial interest outstanding	8,656

Net asset value and offering price per share outstanding	$5.49

Class R6
Net assets applicable to outstanding shares	$37,274,971

Shares of beneficial interest outstanding	6,788,427

Net asset value and offering price per share outstanding	$5.49

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$317,115,679
Dividends	602,485

Total income	317,718,164

Expenses
Manager (See Note 3)	23,937,371
Distribution/Service—Class A (See Note 3)	3,944,850
Distribution/Service—Investor Class (See Note 3)	335,125
Distribution/Service—Class B (See Note 3)	640,648
Distribution/Service—Class C (See Note 3)	3,075,553
Distribution/Service—Class R2 (See Note 3)	11,587
Distribution/Service—Class R3 (See Note 3)	31
Transfer agent (See Note 3)	5,834,913
Shareholder communication	854,125
Professional fees	235,933
Registration	137,109
Trustees	102,136
Custodian	47,081
Shareholder service (See Note 3)	4,661
Miscellaneous	133,333

Total expenses	39,294,456

Net investment income (loss)	278,423,708

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(144,736,322)
Net change in unrealized appreciation (depreciation) on investments	21,091,569

Net realized and unrealized gain (loss) on investments	(123,644,753)

Net increase (decrease) in net assets resulting from operations	$154,778,955

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$278,423,708	$486,183,601
Net realized gain (loss) on investments	(144,736,322)	(89,213,544)
Net change in unrealized appreciation (depreciation) on investments	21,091,569	(414,564,174)

Net increase (decrease) in net assets resulting from operations	154,778,955	(17,594,117)

Dividends and distributions to shareholders:
From net investment income:
Class A	(105,884,305)	(189,879,193)
Investor Class	(9,013,832)	(15,560,192)
Class B	(3,730,882)	(7,176,004)
Class C	(17,933,896)	(33,655,695)
Class I	(158,397,251)	(237,966,632)
Class R1	(1,382)	(1,824)
Class R2	(306,285)	(535,413)
Class R3	(484)	—
Class R6	(571,969)	(744,396)

	(295,840,286)	(485,519,349)

From return of capital:
Class A	—	(29,948,610)
Investor Class	—	(2,469,439)
Class B	—	(1,333,605)
Class C	—	(6,300,642)
Class I	—	(37,755,580)
Class R1	—	(294)
Class R2	—	(85,939)
Class R6	—	(119,429)

	—	(78,013,538)

Total dividends and distributions to shareholders	(295,840,286)	(563,532,887)

Capital share transactions:
Net proceeds from sale of shares	1,474,277,142	3,627,606,451
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	268,230,519	503,314,254
Cost of shares redeemed	(1,987,628,105)	(2,929,574,034)

Increase (decrease) in net assets derived from capital share transactions	(245,120,444)	1,201,346,671

Net increase (decrease) in net assets	(386,181,775)	620,219,667

Net Assets
Beginning of period	9,336,074,401	8,715,854,734

End of period	$8,949,892,626	$9,336,074,401

Distributions in excess of net investment income at end of period	$(22,749,394)	$(5,332,816)

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.57		$5.93	$6.08	$6.08	$5.84	$5.92

Net investment income (loss) (a)	0.17		0.31	0.34	0.36	0.39	0.41
Net realized and unrealized gain (loss) on investments	(0.07)		(0.31)	(0.09)	0.06	0.27	(0.07)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.10		0.00 ‡	0.25	0.42	0.66	0.34

Less dividends and distributions:
From net investment income	(0.18)		(0.31)	(0.40)	(0.42)	(0.42)	(0.42)
From return of capital	—		(0.05)	—	—	—	—

Total dividends and distributions	(0.18)		(0.36)	(0.40)	(0.42)	(0.42)	(0.42)

Net asset value at end of period	$5.49		$5.57	$5.93	$6.08	$6.08	$5.84

Total investment return (b)	1.91	%(c)	0.06%	4.14%	7.15%	11.76%	5.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.31	%††	5.45%	5.52%	5.89%	6.56%	6.86%
Net expenses	0.96	%††	0.96%	0.99%	1.01%	1.00%	0.99%
Portfolio turnover rate	20%		38%	41%	40%	29%	45%
Net assets at end of period (in 000’s)	$3,308,460		$3,364,517	$3,678,466	$4,055,185	$4,086,134	$3,355,007

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.62		$5.99	$6.14	$6.13	$5.88	$5.97

Net investment income (loss) (a)	0.17		0.31	0.34	0.36	0.39	0.41
Net realized and unrealized gain (loss) on investments	(0.07)		(0.31)	(0.09)	0.07	0.28	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.10		(0.00)‡	0.25	0.43	0.67	0.33

Less dividends and distributions:
From net investment income	(0.18)		(0.32)	(0.40)	(0.42)	(0.42)	(0.42)
From return of capital	—		(0.05)	—	—	—	—

Total dividends and distributions	(0.18)		(0.37)	(0.40)	(0.42)	(0.42)	(0.42)

Net asset value at end of period	$5.54		$5.62	$5.99	$6.14	$6.13	$5.88

Total investment return (b)	1.92	%(c)	(0.07%)	4.13%	7.24%	11.82%	5.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.22	%††	5.39%	5.50%	5.88%	6.53%	6.80%
Net expenses	1.05	%††	1.02%	1.01%	1.02%	1.03%	1.05%
Portfolio turnover rate	20%		38%	41%	40%	29%	45%
Net assets at end of period (in 000’s)	$284,363		$282,451	$296,535	$307,643	$301,074	$285,656

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.54		$5.90	$6.05	$6.05	$5.81	$5.90

Net investment income (loss) (a)	0.14		0.27	0.29	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.07)		(0.32)	(0.09)	0.06	0.27	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.07		(0.05)	0.20	0.37	0.61	0.28

Less dividends and distributions:
From net investment income	(0.15)		(0.26)	(0.35)	(0.37)	(0.37)	(0.37)
From return of capital	—		(0.05)	—	—	—	—

Total dividends and distributions	(0.15)		(0.31)	(0.35)	(0.37)	(0.37)	(0.37)

Net asset value at end of period	$5.46		$5.54	$5.90	$6.05	$6.05	$5.81

Total investment return (b)	1.28	%(c)	(0.60%)	3.35%	6.36%	10.94%	4.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.47	%††	4.64%	4.75%	5.13%	5.78%	6.05%
Net expenses	1.80	%††	1.77%	1.76%	1.77%	1.78%	1.80%
Portfolio turnover rate	20%		38%	41%	40%	29%	45%
Net assets at end of period (in 000’s)	$130,233		$139,683	$172,640	$197,273	$221,723	$267,752

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.55		$5.90	$6.05	$6.05	$5.81	$5.90

Net investment income (loss) (a)	0.14		0.27	0.29	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.07)		(0.31)	(0.09)	0.06	0.27	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.07		(0.04)	0.20	0.37	0.61	0.28

Less dividends and distributions:
From net investment income	(0.15)		(0.26)	(0.35)	(0.37)	(0.37)	(0.37)
From return of capital	—		(0.05)	—	—	—	—

Total dividends and distributions	(0.15)		(0.31)	(0.35)	(0.37)	(0.37)	(0.37)

Net asset value at end of period	$5.47		$5.55	$5.90	$6.05	$6.05	$5.81

Total investment return (b)	1.46	%(c)	(0.60%)	3.34%	6.36%	10.93%	4.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.46	%††	4.64%	4.75%	5.13%	5.78%	6.05%
Net expenses	1.80	%††	1.77%	1.76%	1.77%	1.78%	1.80%
Portfolio turnover rate	20%		38%	41%	40%	29%	45%
Net assets at end of period (in 000’s)	$636,096		$679,392	$785,873	$814,589	$819,807	$654,224

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.58		$5.94	$6.08	$6.08	$5.84	$5.92

Net investment income (loss) (a)	0.17		0.33	0.35	0.37	0.40	0.42
Net realized and unrealized gain (loss) on investments	(0.06)		(0.31)	(0.08)	0.07	0.28	(0.06)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.11		0.02	0.27	0.44	0.68	0.36

Less dividends and distributions:
From net investment income	(0.19)		(0.33)	(0.41)	(0.44)	(0.44)	(0.44)
From return of capital	—		(0.05)	—	—	—	—

Total dividends and distributions	(0.19)		(0.38)	(0.41)	(0.44)	(0.44)	(0.44)

Net asset value at end of period	$5.50		$5.58	$5.94	$6.08	$6.08	$5.84

Total investment return (b)	2.05	%(c)	0.32%	4.58%	7.40%	12.02%	6.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.56	%††	5.70%	5.76%	6.13%	6.81%	7.11%
Net expenses	0.71	%††	0.71%	0.74%	0.76%	0.75%	0.74%
Portfolio turnover rate	20%		38%	41%	40%	29%	45%
Net assets at end of period (in 000’s)	$4,544,282		$4,844,891	$3,762,169	$3,393,780	$2,982,526	$1,775,230

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,			June 29, 2012** through October 31,
Class R1	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$5.57		$5.93	$6.08	$6.08	$5.92

Net investment income (loss) (a)	0.17		0.32	0.34	0.37	0.14
Net realized and unrealized gain (loss) on investments	(0.07)		(0.31)	(0.08)	0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00	‡

Total from investment operations	0.10		0.01	0.26	0.43	0.30

Less dividends and distributions:
From net investment income	(0.18)		(0.32)	(0.41)	(0.43)	(0.14)
From return of capital	—		(0.05)	—	—	—

Total dividends and distributions	(0.18)		(0.37)	(0.41)	(0.43)	(0.14)

Net asset value at end of period	$5.49		$5.57	$5.93	$6.08	$6.08

Total investment return (b)	1.99	%(c)	0.21%	4.31%	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.47	%††	5.60%	5.66%	6.03%	6.49	%††
Net expenses	0.81	%††	0.81%	0.84%	0.86%	0.87	%††
Portfolio turnover rate	20%		38%	41%	40%	29%
Net assets at end of period (in 000’s)	$44		$39	$29	$28	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$5.57		$5.93	$6.08	$6.08	$5.84	$5.93

Net investment income (loss) (a)	0.16		0.31	0.33	0.35	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.06)		(0.31)	(0.09)	0.07	0.28	(0.07)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	0.00 ‡	0.00 ‡

Total from investment operations	0.10		(0.00)‡	0.24	0.42	0.66	0.33

Less dividends and distributions:
From net investment income	(0.18)		(0.31)	(0.39)	(0.42)	(0.42)	(0.42)
From return of capital	—		(0.05)	—	—	—	—

Total dividends and distributions	(0.18)		(0.36)	(0.39)	(0.42)	(0.42)	(0.42)

Net asset value at end of period	$5.49		$5.57	$5.93	$6.08	$6.08	$5.84

Total investment return (b)	1.85	%(c)	(0.04%)	4.04%	7.06%	11.66%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.21	%††	5.35%	5.43%	5.79%	6.46%	6.76%
Net expenses	1.06	%††	1.06%	1.09%	1.11%	1.10%	1.09%
Portfolio turnover rate	20%		38%	41%	40%	29%	45%
Net assets at end of period (in 000’s)	$9,093		$10,084	$11,049	$15,008	$14,280	$9,927

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

February 29, 2016** through April 30,
Class R3	2016*
Net asset value at beginning of period	$5.17

Net investment income (loss) (a)	0.06
Net realized and unrealized gain (loss) on investments	0.32

Total from investment operations	0.38

Less dividends:
From net investment income	(0.06)

Net asset value at end of period	$5.49

Total investment return (b)(c)	7.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.12%††
Net expenses	1.31%††
Portfolio turnover rate	20%
Net assets at end of period (in 000’s)	$48

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		June 17, 2013** through October 31,
Class R6	2016*		2015	2014	2013
Net asset value at beginning of period	$5.58		$5.94	$6.09	$6.11

Net investment income (loss) (a)	0.18		0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.08)		(0.31)	(0.08)	0.03

Total from investment operations	0.10		0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.19)		(0.34)	(0.43)	(0.19)
From return of capital	—		(0.05)	—	—

Total dividends and distributions	(0.19)		(0.39)	(0.43)	(0.19)

Net asset value at end of period	$5.49		$5.58	$5.94	$6.09

Total investment return (b)	1.96	%(c)	0.50%	4.60%	2.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.70	%††	5.84%	5.88%	6.24	%††
Net expenses	0.58	%††	0.58%	0.58%	0.59	%††
Portfolio turnover rate	20%		38%	41%	40%
Net assets at end of period (in 000’s)	$37,275		$15,017	$9,093	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or

32	MainStay High Yield Corporate Bond Fund

unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of

33

Notes to Financial Statements (Unaudited) (continued)

purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, the Fund held Level 3 securities with a value of $32,154,466 that were valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/16*	Valuation Technique	Unobservable Inputs	Range/ (Weighted Average)
Convertible Bonds (2)	$50,438,564	Market Approach	EBITDA Multiple	5x
			Discount Rate	17%
	3,211,628	Income Approach	Discount Rate	9%
			Liquidity Discount	20%
Corporate Bonds (2)	56,449,352	Income Approach	Estimated Yield	14%
	64,863	Market Approach	Estimated Remaining Claims/Value	$0.001
Common Stocks (4)	3,118,207	Income Approach	Liquidity Discount	20%
			Discount Rate	12%
	13,426,895	Market Approach	EBITDA Multiple	4.5x–5.5x
			Discount Rate	30%
			Liquidity Discount	20%

	$126,709,509

*	The table above does not include certain Level 3 investments that were valued by brokers and pricing services without adjustment. As of April 30, 2016, the value of these investments was $72,572,718. The inputs for these investments were not readily available or cannot be reasonably estimated.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of

34	MainStay High Yield Corporate Bond Fund

any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2016, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and

35

Notes to Financial Statements (Unaudited) (continued)

liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(L)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAV could go down and you could lose money.

In addition, loan assignments generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and

36	MainStay High Yield Corporate Bond Fund

0.01% in excess of $100 million. During the six-month period ended April 30, 2016, the effective management fee rate was 0.55% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $23,937,371.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$20
Class R2	4,635
Class R3	6

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $285,630 and $42,275, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $14,636, $41, $94,401 and $27,832, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,948,123
Investor Class	283,032
Class B	135,253
Class C	649,033
Class I	2,813,715
Class R1	25
Class R2	5,723
Class R3	9

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$1,267,905	0.0	%‡
Class R1	30,081	68.7
Class R3	26,825	56.5

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $88,176,119 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

37

Notes to Financial Statements (Unaudited) (continued)

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$49,512	$38,664

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$485,519,349
Return of Capital	78,013,538
Total	$563,532,887

Note 5–Restricted Securities

As of April 30, 2016, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/16 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750	$3,712,500	0.0	%‡
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$15,000,000	—	4,050,000	0.1
Exide Technologies, Inc. Common Stock	4/30/15	1,416,537	53,286,096	3,966,304	0.1
Exide Technologies, Inc. (Escrow Claim Shares) Corporate Bond 8.625%, due 2/1/18	8/28/15	$64,863,000	—	64,863	0.0	‡
ION Media Networks, Inc. Common Stock	3/12/10-12/20/10	2,267	3,435	1,213,706	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	55,752	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,758	9,460,591	0.1
Neenah Foundry Co. Term Loan Loan Assignment 6.761%, due 4/26/17	5/10/13	$14,801,354	14,635,644	14,653,340	0.2
Rex Energy Corp. Common Stock	4/7/16	1,744,875	52,827,569	1,762,324	0.0	‡
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.4
Upstate New York Power Producers, Inc. Common Stock	5/11/99-2/28/11	51,473	875,042	1,904,501	0.0	‡
Upstate New York Power Producers, Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	12/15/13-6/16/15	$3,211,628	3,211,945	3,211,628	0.0	‡
Total			$169,905,279	$80,368,009	0.9%

‡	Less than one-tenth of a percent.

38	MainStay High Yield Corporate Bond Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $1,637,620 and $1,835,068, respectively.

The Fund may purchase securities from or sell to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. During the period ended April 30, 2016, such purchases were $43,620.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	64,733,782	$346,395,258
Shares issued to shareholders in reinvestment of dividends and distributions	17,106,289	91,039,361
Shares redeemed	(82,959,066)	(440,925,070)

Net increase (decrease) in shares outstanding before conversion	(1,118,995)	(3,490,451)
Shares converted into Class A (See Note 1)	1,325,280	7,051,215
Shares converted from Class A (See Note 1)	(1,382,567)	(7,410,557)

Net increase (decrease)	(1,176,282)	$(3,849,793)

Year ended October 31, 2015:
Shares sold	145,603,396	$843,020,988
Shares issued to shareholders in reinvestment of dividends and distributions	32,920,868	188,297,147
Shares redeemed	(196,228,275)	(1,126,601,715)

Net increase (decrease) in shares outstanding before conversion	(17,704,011)	(95,283,580)
Shares converted into Class A (See Note 1)	3,625,771	20,853,918
Shares converted from Class A (See Note 1)	(2,424,134)	(13,745,855)

Net increase (decrease)	(16,502,374)	$(88,175,517)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,892,711	$15,492,381
Shares issued to shareholders in reinvestment of dividends and distributions	1,556,982	8,357,845
Shares redeemed	(4,277,676)	(22,919,043)

Net increase (decrease) in shares outstanding before conversion	172,017	931,183
Shares converted into Investor Class (See Note 1)	1,932,370	10,434,953
Shares converted from Investor Class (See Note 1)	(987,222)	(5,323,976)

Net increase (decrease)	1,117,165	$6,042,160

Year ended October 31, 2015:
Shares sold	4,131,903	$24,025,968
Shares issued to shareholders in reinvestment of dividends and distributions	2,890,081	16,677,878
Shares redeemed	(7,353,027)	(42,701,530)

Net increase (decrease) in shares outstanding before conversion	(331,043)	(1,997,684)
Shares converted into Investor Class (See Note 1)	3,683,129	21,184,403
Shares converted from Investor Class (See Note 1)	(2,652,860)	(15,413,711)

Net increase (decrease)	699,226	$3,773,008

39

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,339,279	$7,102,370
Shares issued to shareholders in reinvestment of dividends and distributions	633,804	3,356,502
Shares redeemed	(2,437,654)	(12,920,073)

Net increase (decrease) in shares outstanding before conversion	(464,571)	(2,461,201)
Shares converted from Class B (See Note 1)	(892,712)	(4,751,635)

Net increase (decrease)	(1,357,283)	$(7,212,836)

Year ended October 31, 2015:
Shares sold	2,303,100	$13,186,027
Shares issued to shareholders in reinvestment of dividends and distributions	1,331,822	7,582,582
Shares redeemed	(5,447,055)	(31,118,556)

Net increase (decrease) in shares outstanding before conversion	(1,812,133)	(10,349,947)
Shares converted from Class B (See Note 1)	(2,251,668)	(12,878,755)

Net increase (decrease)	(4,063,801)	$(23,228,702)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	9,649,774	$51,107,590
Shares issued to shareholders in reinvestment of dividends and distributions	2,768,766	14,671,025
Shares redeemed	(18,534,349)	(98,121,250)

Net increase (decrease)	(6,115,809)	$(32,342,635)

Year ended October 31, 2015:
Shares sold	15,167,686	$86,868,866
Shares issued to shareholders in reinvestment of dividends and distributions	5,650,404	32,165,255
Shares redeemed	(31,470,366)	(179,795,494)

Net increase (decrease)	(10,652,276)	$(60,761,373)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	194,591,566	$1,029,353,056
Shares issued to shareholders in reinvestment of dividends and distributions	28,174,971	150,017,167
Shares redeemed	(264,424,347)	(1,408,748,975)

Net increase (decrease)	(41,657,810)	$(229,378,752)

Year ended October 31, 2015:
Shares sold	457,597,569	$2,647,544,637
Shares issued to shareholders in reinvestment of dividends and distributions	45,040,797	257,291,267
Shares redeemed	(267,882,426)	(1,541,389,780)

Net increase (decrease)	234,755,940	$1,363,446,124

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	793	$4,235
Shares issued to shareholders in reinvestment of dividends and distributions	260	1,382
Shares redeemed	(123)	(666)

Net increase (decrease)	930	$4,951

Year ended October 31, 2015:
Shares sold	2,132	$12,087
Shares issued to shareholders in reinvestment of dividends and distributions	371	2,118
Shares redeemed	(417)	(2,426)

Net increase (decrease)	2,086	$11,779

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	316,752	$1,680,863
Shares issued to shareholders in reinvestment of dividends and distributions	40,381	214,784
Shares redeemed	(510,796)	(2,684,097)

Net increase (decrease)	(153,663)	$(788,450)

Year ended October 31, 2015:
Shares sold	502,307	$2,865,187
Shares issued to shareholders in reinvestment of dividends and distributions	75,932	434,182
Shares redeemed	(631,881)	(3,642,029)

Net increase (decrease)	(53,642)	$(342,660)

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	8,567	$45,000
Shares issued to shareholders in reinvestment of dividends and distributions	89	484

Net increase (decrease)	8,656	$45,484

Class R6	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,237,449	$23,096,389
Shares issued to shareholders in reinvestment of dividends and distributions	107,483	571,969
Shares redeemed	(249,289)	(1,308,931)

Net increase (decrease)	4,095,643	$22,359,427

Year ended October 31, 2015:
Shares sold	1,759,140	$10,082,691
Shares issued to shareholders in reinvestment of dividends and distributions	151,151	863,825
Shares redeemed	(749,408)	(4,322,504)

Net increase (decrease)	1,160,883	$6,624,012

(a) Inception date was February 29, 2016.

40	MainStay High Yield Corporate Bond Fund

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On April 20, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought.

New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

42	MainStay High Yield Corporate Bond Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted favorably that the Fund’s investment performance compared favorably to peers for all periods.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board,

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other

44	MainStay High Yield Corporate Bond Fund

mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay High Yield Corporate Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1697743 MS164-16	MSHY10-06/16 (NYLIM) NL008

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	0.01%	0.01%	0.01%	0.97%	0.64%
Investor Class Shares[3,4]	No Sales Charge	0.00	0.01	0.01	0.96	0.87
Class B Shares[3]	No Sales Charge	0.00	0.01	0.01	0.96	0.87
Class C Shares[3]	No Sales Charge	0.00	0.01	0.01	0.96	0.87

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2016, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01% for Class A, Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.11%, –0.28%, –0.28%, and –0.28%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been –0.11%, –0.28%, –0.28% and –0.28%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.02%	0.03%	0.02%	1.00%

5.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.10	$1.84	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$1,000.00	$1.84	$1,023.00	$1.86

Class B Shares	$1,000.00	$1,000.00	$1.84	$1,023.00	$1.86

Class C Shares	$1,000.00	$1,000.00	$1.84	$1,023.00	$1.86

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.37% for Investor Class, and 0.37% for Class B and Class C) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the six months ended April 30, 2016?

As of April 30, 2016, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Class A, Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the six months ended April 30, 2016, Class A shares returned 0.01%, while Investor Class, Class B and Class C shares all returned 0.00%. All share classes underperformed the 0.02% return of the Average Lipper1 Money Market Fund for the six months ended April 30, 2016. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

What factors affected the Fund’s performance during the reporting period?

Money market regulatory reform continued to affect the landscape of the money markets, primarily because some money market funds began to convert from prime funds to government funds; the number of funds that have yet to convert is unknown; and the ultimate impact of these conversions on the prices of money market instruments remained uncertain, which continued to weigh on the market during the reporting period.

What was the Fund’s duration2 strategy during the reporting period?

The Fund maintained a relatively short duration target in anticipation of a Federal Reserve rate hike. During the reporting period, the Fund had a target duration of 40 to 45 days. At the end of the reporting period, the Fund’s duration was 42 days, compared to a duration of 46 days on October 31, 2015, the end of the previous reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The primary factor influencing the market during the reporting period was the Federal Reserve’s decision to raise the federal funds target range by 25 basis points in mid-December 2015. (A basis point is one-hundredth of a percentage point.) In anticipation of this decision, the Fund maintained a duration target of 40 to 45 days and increased its allocation to floating-rate securities.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The floating-rate securities sector remained a strong contributor to the Fund’s performance during the reporting period. (Contributions take weightings and total returns into account.) In addition, short U.S. Treasury coupon securities with one-year maturities helped increase the Fund’s yield. Two of the weakest sectors during the reporting period were U.S. Treasury bills and repurchase agreements backed by U.S. Treasury collateral. U.S. Treasury bills continued to offer lower yields, especially after several funds began to convert from prime funds to government funds, thus increasing the demand for U.S. Treasury bills. Repurchase agreements offered lower yields than commercial paper but were valuable tools for liquidity and duration-management.

Did the Fund make any significant purchases or sales during the reporting period?

Some significant purchases during the reporting period included several floating-rate securities, such as State Street Bank and Trust floating-rate certificate of deposit due 5/20/16 and a Toronto Dominion Bank floating-rate certificate of deposit due 4/6/17. In addition, the Fund made some significant purchases in short U.S. Treasury coupon securities, including a U.S. Treasury 0.875% security due 4/30/17. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weightings in certificates of deposits and repurchase agreements. Over the same period, the Fund decreased its weighting in commercial paper.

1.	See footnote on page 6 for more information on Lipper, Inc.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered to be a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 99.0%†
Certificates of Deposit 18.6%
Bank of America N.A.
0.626%, due 5/18/16 (a)	$4,000,000	$4,000,000
0.78%, due 10/13/16	5,000,000	5,000,000
Bank of Montreal 0.46%, due 6/10/16 (a)	10,000,000	10,000,000
Bank of Nova Scotia 0.48%, due 6/17/16 (a)	10,000,000	10,000,000
Canadian Imperial Bank of Commerce 0.952%, due 12/5/16 (a)	10,000,000	10,005,917
Royal Bank of Canada 0.49%, due 6/22/16 (a)	8,000,000	8,000,000
State Street Bank & Trust Co. 0.41%, due 5/20/16 (a)	9,500,000	9,500,000
Toronto-Dominion Bank (The)
0.40%, due 5/19/16 (a)	5,000,000	5,000,000
1.00%, due 4/6/17 (a)	5,000,000	5,000,000
Wells Fargo Bank NA 0.61%, due 8/5/16 (a)	10,000,000	10,000,000

		76,505,917

Financial Company Commercial Paper 17.2%
Caterpillar Financial Services Corp.
0.39%, due 5/10/16 (b)	6,000,000	5,999,355
0.58%, due 7/18/16 (b)	4,200,000	4,195,450
CPPIB Capital, Inc. 0.346%, due 5/11/16 (b)	5,905,000	5,904,377
JPMorgan Securities LLC
0.74%, due 7/15/16 (b)	4,300,000	4,300,000
0.91%, due 1/17/17 (b)	5,000,000	5,000,000
Massachusetts Mutual Life Insurance Co.
0.36%, due 5/17/16 (b)	6,300,000	6,298,880
0.363%, due 5/18/16 (b)	3,500,000	3,499,339
National Rural Utilities Cooperative Finance Corp. 0.37%, due 5/6/16 (b)	2,000,000	1,999,897
Nationwide Life Insurance Co.
0.374%, due 5/9/16 (b)	2,960,000	2,959,691
0.393%, due 5/18/16 (b)	3,600,000	3,599,150
0.449%, due 6/27/16 (b)	3,000,000	2,997,387
Novartis Finance Corp. 0.344%, due 5/9/16 (b)(c)	4,000,000	3,999,600
Ontario Teachers’ Finance Trust 0.817%, due 10/31/16 (b)	5,000,000	4,977,379
Private Export Funding Corp. 0.442%, due 6/22/16 (b)(c)	4,000,000	3,996,938

	Principal Amount	Amortized Cost

Financial Company Commercial Paper (continued)
Total Capital Canada Ltd.
0.335%, due 5/2/16 (b)(c)	$4,000,000	$3,999,939
0.409%, due 6/20/16 (b)(c)	7,000,000	6,994,458

		70,721,840

Other Commercial Paper 34.3%
3M Co. 0.335%, due 5/2/16 (b)	7,500,000	7,499,929
Air Products & Chemicals, Inc.
0.368%, due 5/4/16 (b)	7,500,000	7,499,763
0.393%, due 5/18/16 (b)(c)	6,000,000	5,998,753
Archer-Daniels-Midland Co. 0.368%, due 5/4/16 (b)	4,200,000	4,199,860
Brown-Forman Corp. 0.449%, due 5/13/16 (b)	5,000,000	4,999,133
Chevron Corp. 0.36%, due 5/17/16 (b)(c)	5,500,000	5,499,096
Dover Corp. 0.475%, due 7/13/16 (b)	5,600,000	5,593,982
Emerson Electric Co.
0.40%, due 5/20/16 (b)	4,500,000	4,499,074
0.424%, due 5/31/16 (b)(c)	4,000,000	3,998,000
0.438%, due 6/7/16 (b)	4,300,000	4,298,276
Exxon Mobil Corp. 0.419%, due 6/27/16 (b)	4,375,000	4,372,229
Henkel of America, Inc.
0.374%, due 5/9/16 (b)(c)	5,500,000	5,499,389
0.473%, due 7/12/16 (b)	3,300,000	3,296,040
Hershey Co. (The)
0.32%, due 5/4/16 (b)	3,300,000	3,299,890
0.35%, due 5/10/16 (b)	5,700,000	5,699,430
0.355%, due 5/11/16 (b)	1,000,000	999,889
Honeywell International, Inc. 0.447%, due 5/23/16 (b)	3,000,000	2,999,248
Intel Corp. 0.336%, due 5/27/16 (b)	5,500,000	5,498,689
International Business Machines Corp. 0.447%, due 6/21/16 (b)	4,375,000	4,372,273
Parker-Hannifin Corp. 0.366%, due 5/3/16 (b)	6,000,000	5,999,833
PepsiCo, Inc.
0.31%, due 5/2/16 (b)(c)	2,000,000	1,999,981
0.477%, due 6/21/16 (b)	5,250,000	5,247,025
Praxair, Inc. 0.366%, due 5/3/16 (b)	5,000,000	4,999,903
Province of Ontario 0.336%, due 5/3/16 (b)	4,000,000	3,999,898
Southern California Edison Co.
0.435%, due 5/2/16 (b)	4,750,000	4,749,927
0.437%, due 5/4/16 (b)	6,000,000	5,999,765

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Unilever Capital Corp. 0.42%, due 5/16/16 (b)(c)	$1,000,000	$999,800
UnitedHealth Group, Inc. 0.476%, due 5/25/16 (b)	3,800,000	3,798,303
W.W. Grainger, Inc. 0.349%, due 5/13/16 (b)	5,250,000	5,249,265
Walt Disney Co. (The) 0.407%, due 5/23/16 (b)(c)	4,000,000	3,999,071
WGL Holdings, Inc. 0.46%, due 5/17/16 (b)	3,800,000	3,798,987

		140,964,701

Treasury Debt 11.6%
United States Treasury Notes
0.375%, due 5/31/16	4,110,000	4,110,282
0.375%, due 10/31/16	3,900,000	3,900,000
0.50%, due 6/30/16	4,090,000	4,091,174
0.50%, due 7/31/16	4,105,000	4,106,763
0.50%, due 8/31/16	4,100,000	4,101,317
0.50%, due 9/30/16	3,900,000	3,901,294
0.50%, due 11/30/16	3,900,000	3,899,670
0.50%, due 3/31/17	4,000,000	3,991,362
0.53%, due 1/31/17	4,000,000	3,992,194
0.60%, due 4/30/17	4,000,000	4,009,942
0.625%, due 12/31/16	3,800,000	3,797,242
0.875%, due 2/28/17	4,000,000	4,009,019

		47,910,259

Treasury Repurchase Agreements 17.3%
Bank of America N.A. 0.28%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $20,000,467 (Collateralized by a United States Treasury Bond with a rate of 3.75% and a maturity date of 11/15/43, with a Principal Amount of $16,423,800 and a Market Value of $20,400,029)	20,000,000	20,000,000
Bank of Montreal 0.27%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $20,000,450 (Collateralized by United States Treasury securities with rates between 0.00% and 8.75% and maturity dates between 5/15/16 and 11/15/42, with a Principal Amount of $21,607,000 and a Market Value of $20,400,059)	20,000,000	20,000,000

	Principal Amount	Amortized Cost

Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.27%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $31,187,702 (Collateralized by a United States Treasury Bill with a zero coupon rate and a maturity date of 5/19/16, with a Principal Amount of $31,813,400 and a Market Value of $31,810,791)	$31,187,000	$31,187,000

		71,187,000

Total Short-Term Investments (Amortized Cost $407,289,717) (d)	99.0%	407,289,717
Other Assets, Less Liabilities	1.0	3,907,597
Net Assets	100.0%	$411,197,314

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$76,505,917	$—	$76,505,917
Financial Company Commercial Paper	—	70,721,840	—	70,721,840
Other Commercial Paper	—	140,964,701	—	140,964,701
Treasury Debt	—	47,910,259	—	47,910,259
Treasury Repurchase Agreements	—	71,187,000	—	71,187,000

Total Investments in Securities	$—	$407,289,717	$—	$407,289,717

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification

	Amortized Cost	Percent †
Agriculture	$4,199,860	1.0%
Banks	116,505,917	28.3
Beverages	12,246,139	3.0
Chemicals	18,498,419	4.5
Computers	4,372,273	1.1
Distribution & Wholesale	5,249,265	1.3
Diversified Financial Services	51,461,214	12.5
Electric	10,749,692	2.6
Electrical Components & Equipment	12,795,350	3.1
Electronics	2,999,248	0.7
Finance—Investment Banker/Broker	5,904,377	1.4
Food	10,999,009	2.7
Gas	3,798,987	0.9
Health Care—Services	3,798,303	0.9
Household Products & Wares	8,795,429	2.1
Insurance	19,354,447	4.7
Machinery—Construction & Mining	10,194,805	2.5
Media	3,999,071	1.0
Miscellaneous—Manufacturing	19,093,744	4.6
Oil & Gas	20,865,722	5.1
Pharmaceuticals	3,999,600	1.0
Regional (State & Province)	3,999,898	1.0
Semiconductors	5,498,689	1.3
Sovereign	47,910,259	11.7

	407,289,717	99.0
Other Assets, Less Liabilities	3,907,597	1.0

Net Assets	$411,197,314	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (amortized cost $336,102,717)	$336,102,717
Repurchase agreements, at value (amortized cost $71,187,000)	71,187,000
Cash	976
Receivables:
Investment securities sold	4,155,000
Fund shares sold	1,060,147
Interest	124,527
Other assets	76,416

Total assets	412,706,783

Liabilities
Payables:
Fund shares redeemed	1,237,313
Transfer agent (See Note 3)	123,415
Manager (See Note 3)	92,228
Professional fees	27,853
Shareholder communication	19,937
Custodian	6,668
Trustees	308
Accrued expenses	1,672
Dividend payable	75

Total liabilities	1,509,469

Net assets	$411,197,314

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$4,112,441
Additional paid-in capital	407,081,387

411,193,828
Undistributed net investment income	3,672
Accumulated net realized gain (loss) on investments	(186)

Net assets	$411,197,314

Class A
Net assets applicable to outstanding shares	$247,985,962

Shares of beneficial interest outstanding	248,013,950

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$61,674,795

Shares of beneficial interest outstanding	61,684,163

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$56,081,450

Shares of beneficial interest outstanding	56,088,619

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$45,455,107

Shares of beneficial interest outstanding	45,457,390

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$793,435
Other income	1,953

Total income	795,388

Expenses
Manager (See Note 3)	976,228
Transfer agent (See Note 3)	343,201
Registration	58,052
Professional fees	35,012
Shareholder communication	25,990
Custodian	10,433
Trustees	4,807
Miscellaneous	7,047

Total expenses before waiver/reimbursement	1,460,770
Expense waiver/reimbursement from Manager (See Note 3)	(686,454)

Net expenses	774,316

Net investment income (loss)	21,072

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	15

Net increase (decrease) in net assets resulting from operations	$21,087

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,072	$38,719
Net realized gain (loss) on investments	15	(22)

Net increase (decrease) in net assets resulting from operations	21,087	38,697

Dividends to shareholders:
From net investment income:
Class A	(13,011)	(23,334)
Investor Class	(2,849)	(5,446)
Class B	(2,829)	(6,058)
Class C	(2,383)	(3,881)

Total dividends to shareholders	(21,072)	(38,719)

Capital share transactions:
Net proceeds from sale of shares	280,606,465	511,947,321
Net asset value of shares issued to shareholders in reinvestment of dividends	18,403	33,254
Cost of shares redeemed	(268,658,587)	(499,776,922)

Increase (decrease) in net assets derived from capital share transactions	11,966,281	12,203,653

Net increase (decrease) in net assets	11,966,296	12,203,631

Net Assets
Beginning of period	399,231,018	387,027,387

End of period	$411,197,314	$399,231,018

Undistributed net investment income at end of period	$3,672	$3,672

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015		2014		2013		2012		2011
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01	%(a)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.37	%††	0.13%		0.11%		0.15%		0.17%		0.17%
Expenses (before waiver/reimbursement)	0.62	%††	0.64%		0.64%		0.65%		0.69%		0.71%
Net assets at end of period (in 000’s)	$247,986		$243,517		$230,330		$290,028		$259,119		$373,790

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015		2014		2013		2012		2011
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.00	%‡	0.01%
Net expenses	0.37	%††	0.14%		0.11%		0.16%		0.18%		0.18%
Expenses (before waiver/reimbursement)	0.82	%††	0.87%		0.89%		0.90%		0.91%		0.91%
Net assets at end of period (in 000’s)	$61,675		$56,512		$56,177		$58,774		$59,129		$63,169

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015		2014		2013		2012		2011
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.37	%††	0.14%		0.11%		0.16%		0.18%		0.18%
Expenses (before waiver/reimbursement)	0.82	%††	0.87%		0.89%		0.90%		0.91%		0.91%
Net assets at end of period (in 000’s)	$56,081		$58,152		$63,581		$73,803		$84,982		$102,908

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015		2014		2013		2012		2011
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.37	%††	0.13%		0.11%		0.15%		0.18%		0.18%
Expenses (before waiver/reimbursement)	0.82	%††	0.87%		0.89%		0.90%		0.91%		0.91%
Net assets at end of period (in 000’s)	$45,455		$41,050		$36,939		$33,254		$28,212		$33,898

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. The Fund has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016 the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

20	MainStay Money Market Fund

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0. 80%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $976,228 and waived its fees and/or reimbursed expenses in the amount of $18,086. Additionally, New York Life Investments reimbursed fees in the amount of $668,368, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares were $882. Although

21

Notes to Financial Statements (Unaudited) (continued)

the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the six-month period ended April 30, 2016, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $46,131, $423, $37,145 and $12,241, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$111,389
Investor Class	81,873
Class B	81,507
Class C	68,432

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $201 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$201	$—

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$38,719

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2016:
Shares sold	203,979,779
Shares issued to shareholders in reinvestment of dividends and distributions	12,199
Shares redeemed	(201,410,435)

Net increase (decrease) in shares outstanding before conversion	2,581,543
Shares converted into Class A (See Note 1)	4,247,150
Shares converted from Class A (See Note 1)	(2,359,690)

Net increase (decrease)	4,469,003

Year ended October 31, 2015:
Shares sold	383,202,123
Shares issued to shareholders in reinvestment of dividends and distributions	21,773
Shares redeemed	(374,298,971)

Net increase (decrease) in shares outstanding before conversion	8,924,925
Shares converted into Class A (See Note 1)	8,664,349
Shares converted from Class A (See Note 1)	(4,401,864)

Net increase (decrease)	13,187,410

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2016:
Shares sold	26,916,463
Shares issued to shareholders in reinvestment of dividends and distributions	1,981
Shares redeemed	(20,027,156)

Net increase (decrease) in shares outstanding before conversion	6,891,288
Shares converted into Investor Class (See Note 1)	2,423,789
Shares converted from Investor Class (See Note 1)	(4,152,605)

Net increase (decrease)	5,162,472

Year ended October 31, 2015:
Shares sold	47,654,579
Shares issued to shareholders in reinvestment of dividends and distributions	3,579
Shares redeemed	(43,279,103)

Net increase (decrease) in shares outstanding before conversion	4,379,055
Shares converted into Investor Class (See Note 1)	4,521,490
Shares converted from Investor Class (See Note 1)	(8,565,508)

Net increase (decrease)	335,037

22	MainStay Money Market Fund

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2016:
Shares sold	7,951,200
Shares issued to shareholders in reinvestment of dividends and distributions	2,173
Shares redeemed	(9,865,513)

Net increase (decrease) in shares outstanding before conversion	(1,912,140)
Shares converted from Class B (See Note 1)	(158,644)

Net increase (decrease)	(2,070,784)

Year ended October 31, 2015:
Shares sold	14,563,454
Shares issued to shareholders in reinvestment of dividends and distributions	4,636
Shares redeemed	(19,778,547)

Net increase (decrease) in shares outstanding before conversion	(5,210,457)
Shares converted from Class B (See Note 1)	(218,467)

Net increase (decrease)	(5,428,924)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2016:
Shares sold	41,759,023
Shares issued to shareholders in reinvestment of dividends and distributions	2,050
Shares redeemed	(37,355,483)

Net increase (decrease)	4,405,590

Year ended October 31, 2015:
Shares sold	66,527,165
Shares issued to shareholders in reinvestment of dividends and distributions	3,266
Shares redeemed	(62,420,301)

Net increase (decrease)	4,110,130

Note 7–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Fund. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not “retail” money market funds as defined under Rule 2a-7 of the 1940 Act) prime money market funds, including institutional municipal money market funds, transact fund shares based on a market-based NAV, although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a “government money market fund” as defined under Rule 2a-7 of the 1940 Act) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, Fund management is evaluating the implications of these amendments and their impact on the Fund, including potential effects on the Fund’s operations and returns.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including NYL Investors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s

24	MainStay Money Market Fund

compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year. Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments continues to provide support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield, as disclosed in the Fund’s prospectus.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service

26	MainStay Money Market Fund

Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Money Market Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694710 MS164-16	MSMM10-06/16 (NYLIM) NL012

MainStay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.09 4.62%	1.16 5.92%	5.85 6.83%	4.39 4.87%	0.81 0.81%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.00 4.71	1.26 6.04	5.81 6.79	4.34 4.82	0.82 0.82
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.41 4.59	0.78 5.78	6.20 6.52	4.55 4.55	1.07 1.07
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.59 4.59	4.78 5.78	6.51 6.51	4.56 4.56	1.07 1.07
Class I Shares[4]	No Sales Charge		4.85	6.29	7.09	5.12	0.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	3.55%	5.29%	5.37%	4.94%
Average Lipper General & Insured Municipal Debt Fund[6]	3.60	4.88	5.60	4.27

5.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper General & Insured Municipal Debt Fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,046.20	$4.02	$1,020.90	$3.97

Investor Class Shares	$1,000.00	$1,047.10	$4.02	$1,020.90	$3.97

Class B Shares	$1,000.00	$1,045.90	$5.29	$1,019.70	$5.22

Class C Shares	$1,000.00	$1,045.90	$5.29	$1,019.70	$5.22

Class I Shares	$1,000.00	$1,048.50	$2.75	$1,022.20	$2.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.79% for Class A and Investor Class, 1.04% for Class B and Class C and 0.54% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

Illinois	13.7%
New York	11.2
California	11.1
Texas	8.7
Michigan	7.5
Puerto Rico	7.1
Connecticut	3.3
U.S. Virgin Islands	3.3
Florida	3.1
New Jersey	3.1
Ohio	2.7
District of Columbia	2.6
South Carolina	2.1
Nebraska	2.0
Tennessee	2.0
Guam	1.8
Maryland	1.8
Indiana	1.6
Pennsylvania	1.6
Rhode Island	1.2
Wisconsin	1.2
Georgia	1.1
Kentucky	1.1
Louisiana	1.0

Missouri	1.0%
Iowa	0.9
Hawaii	0.8
Massachusetts	0.8
Kansas	0.6
Arizona	0.5
North Carolina	0.4
Colorado	0.3
Mississippi	0.3
Washington	0.3
Alaska	0.2
Arkansas	0.2
Minnesota	0.2
North Dakota	0.2
New Hampshire	0.1
New Mexico	0.1
Oregon	0.1
South Dakota	0.1
Wyoming	0.1
Oklahoma	0.0	‡
Utah	0.0	‡
Other Assets, Less Liabilities	–3.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (Unaudited)

1.	North Texas Tollway Authority, Revenue Bonds, 5.00%–6.00%, due 1/1/34–9/1/41

2.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/21–7/1/36

3.	JPMorgan Chase Putters / Drivers Trust, Unlimited General Obligation, 0.75%, due 12/15/16

4.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/30–10/1/39

5.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42

6.	Chicago Board of Education, Unlimited General Obligation, 5.00%–5.50%, due 12/1/32–12/1/39

7.	New York State Urban Development Corp., Revenue Bonds, 5.00%, due 3/15/30–3/15/34

8.	Chicago, Wastewater Transmission, Revenue Bonds, 5.00%, due 1/1/28–1/1/44

9.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation 5.00%–6.00%, due 7/1/19–7/1/37

10.	Chicago, Illinois O’Hare International Airport, Revenue Bonds, 5.00%–5.625%, due 11/1/17–11/1/35

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 4.62% for Class A shares, 4.71% for Investor Class shares and 4.59% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 4.85%. For the six months ended April 30, 2016, all share classes outperformed the 3.55% return of the Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 3.60% return of the Average Lipper2 General & Insured Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund received positive contributions relative to the Barclays Municipal Bond Index from its emphasis on longer-maturity bonds and medium- to lower-quality credits as the municipal yield curve3 flattened and credit spreads4 narrowed during the reporting period. (Contributions take weightings and total returns into account.) Our security selection among Puerto Rico insured bonds and Guam credits also helped performance relative to the Barclays Municipal Bond Index. Detracting slightly from relative performance were an underweight position in high-quality state general obligation bonds and the Fund’s cash position.

What was the Fund’s duration5 strategy during the reporting period?

During the reporting period, the Fund’s duration was targeted to remain in a neutral range relative to the bonds in which the Fund can invest, as outlined in the prospectus. As of April 30, 2016, the Fund’s modified duration to worst6 was 4.9 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the target federal funds rate combined with strong demand for longer-term municipal bonds to produce changes in the shape of the yield curve and alter credit spreads. Our expectation of a flatter yield curve and continued spread tightening were therefore significant drivers of Fund positioning during the reporting period, and the Fund’s positive cash flow was invested accordingly. In the primary and secondary markets alike, we found attractive opportunities to invest in bonds maturing in more than 20 years, with an emphasis on credit-sensitive securities. The Fund continued to increase its exposure to Build America Mutual Insurance Company (BAM) because we felt that spreads for wrapped (insured) bonds would continue to decline, especially for this new entry into the insurance space. The risk of a Puerto Rico debt restructuring continued to loom over the market, and uninsured Puerto Rico bonds produced negative absolute returns during the reporting period. The Fund maintained its Puerto Rico exposure exclusively in bonds insured by a monoline insurer. The Fund also continued to maintain a high degree of liquidity to combat the decline in capital committed to the market from our broker/dealer counterparties.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The most substantial positive contributions to the Fund’s performance during the reporting period came from the Fund’s overweight positions among bonds with longer-maturities and greater credit sensitivity. An overweight position in bonds wrapped by insurers—in particular, Puerto Rico bonds—added to performance as these securities generally outperformed. Bonds from the electric utilities, special tax and local general obligation sectors also contributed to performance. Exposure to certain Chicago credits detracted from the Fund’s performance.

How did the Fund’s sector weightings change during the reporting period?

As the Fund’s strategy did not materially change from the prior reporting period, there were no major changes to the structure of the Fund. We continued to emphasize a well-diversified portfolio and remained committed to individual security selection (as opposed to a top-down approach to portfolio construction). Sectors that we continued to favor were marginally increased, including toll roads, dedicated tax and hospitals.

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

From a state perspective, we continued to decrease the Fund’s exposure to California securities after their significant outperformance over the past four years.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund was overweight relative to the Barclays Municipal Bond Index in bonds with maturities of

15 years or longer. The Fund also held an overweight position relative to the Index in credits rated BBB7 at the end of the reporting period. As April 30, 2016, the Fund held underweight positions relative to the Index in securities rated AAA8 and in bonds with maturities of less than 10 years.

7.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Municipal Bonds 103.1%†
Alaska 0.2%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	$3,550,000	$4,013,240

Arizona 0.5%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,098,020
Industrial Development Authority of the City of Phoenix, Mayo Clinic, Revenue Bonds Series B 0.23%, due 11/15/52 (a)	8,500,000	8,500,000

		9,598,020

Arkansas 0.2%
University of Arkansas, Ualr Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,646,498
5.00%, due 10/1/30	1,110,000	1,381,939
5.00%, due 10/1/31	1,205,000	1,493,610

		4,522,047

California 11.1%
Alameda County Industrial Development Authority, BEMA Electronics Manufacturing Project, Revenue Bonds Series A 0.60%, due 4/1/34 (a)(b)	2,300,000	2,300,000
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	16,483,360
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,785,277
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,890,512
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,447,840

	Principal Amount	Value
California (continued)
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	$5,000,000	$6,083,950
California State Public Works Board, Capital Projects, Revenue Bonds Series I-1 6.625%, due 11/1/34	1,060,000	1,064,155
California State Public Works Revenue, Various Capital Project, Revenue Bonds Series G1 5.75%, due 10/1/30	1,400,000	1,628,956
California State, CA, Kindergarten-A6-RMKT, Unlimited General Obligation 0.38%, due 5/1/34 (a)	7,300,000	7,300,000
California State, CA, Kindergarten-B4-RMKT, Unlimited General Obligation 0.38%, due 5/1/34 (a)	7,300,000	7,300,000
California State, Unlimited General Obligation
6.00%, due 11/1/35	2,500,000	2,945,650
6.25%, due 11/1/34	4,000,000	4,753,640
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	780,000	891,041
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,693,934
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	4,150,000	1,140,545
City of Escondido, CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	6,044,450
City of Long Beach, CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,694,500
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	3,125,206

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	$14,800,000	$6,242,492
Series C (zero coupon), due 8/1/36	15,500,000	6,061,895
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,617,080
Series G (zero coupon), due 8/1/33	10,000,000	4,048,400
Series G (zero coupon), due 8/1/41	23,485,000	5,374,542
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,411,607
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	3,782,625
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,969,660
Irvine Ranch Water District, Improvement District, Special Assessment Series B 0.24%, due 10/1/41 (a)	3,140,000	3,140,000
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/46	53,000,000	8,324,180
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	1,160,000	1,439,943
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,160,282
Insured: AGM 5.00%, due 8/1/29	2,535,000	3,099,443
Oceanside Unified School District CA, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	11,555,000	1,487,206
Palomar Community College District, Cabs-Election, Unlimited General Obligation Series B 6.375%, due 8/1/45	5,720,000	4,431,627

	Principal Amount	Value
California (continued)
Palomar Pomerado Health Election, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	$7,500,000	$7,525,425
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,359,500
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,907,212
Riverside County Redevelopment Successor Agency, Tax Allocation
Series B, Insured: BAM 5.00%, due 10/1/28	2,510,000	3,095,884
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,072,164
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,216,690
Riverside County Transportation Commission, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,703,860
San Bernardino City Unified School District, Election, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,184,890
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,561,660
San Lorenzo, California Unified School District, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,479,595
San Ysidro School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/45	10,000,000	2,454,800
Series F, Insured: AGM (zero coupon), due 8/1/48	25,705,000	3,126,242
Santa Ana Unified School District, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	50,000,000	16,102,000
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,737,915

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	$4,500,000	$5,490,270
Twin Rivers Unified School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,350,000	3,080,369
Westminster School District, CABS, Election 2008, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,082,359
Series B, Insured: BAM (zero coupon), due 8/1/53	6,500,000	658,710

		216,003,543

Colorado 0.3%
Colorado Health Facilities Authority, Evangelical Lutheran Good Sama, Revenue Bonds 5.625%, due 6/1/43	3,280,000	3,859,248
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,954,512

		5,813,760

Connecticut 3.3%
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	12,361,235
Connecticut State Health & Educational Facility Authority, Trinity Health Corp., Revenue Bonds 5.00%, due 12/1/45	20,625,000	24,251,288
Hartford, CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	2,500,000	2,831,725
Series A 5.00%, due 4/1/29	1,250,000	1,466,144
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	320,725
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,795,850
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,923,825

	Principal Amount	Value
Connecticut (continued)
State of Connecticut Special Tax Revenue, Transportation Infrastructure, Revenue Bonds Series A 5.00%, due 9/1/30	$5,000,000	$6,125,200
State of Connecticut, Unlimited General Obligation Series B 5.00%, due 6/15/32	5,000,000	5,951,450

		65,027,442

District of Columbia 2.6%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,242,315
5.00%, due 6/1/42	5,500,000	5,968,160
District of Columbia, Georgetown University, Revenue Bonds
Series B2 0.41%, due 4/1/41 (a)	11,180,000	11,180,000
Series B1 0.41%, due 4/1/41 (a)	9,650,000	9,650,000
District of Columbia, KIPP Charter School, Revenue Bonds
6.00%, due 7/1/43	1,000,000	1,166,860
6.00%, due 7/1/48	1,575,000	1,826,921
District of Columbia, Tax Allocation 5.00%, due 6/1/27	525,000	593,686
Metropolitan Washington Airports Authority, Revenue Bonds
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	10,335,920
Series B 6.50%, due 10/1/44	7,140,000	8,341,305

		50,305,167

Florida 3.1%
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	15,000,000	15,816,450
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Revenue Bonds 5.00%, due 7/1/42	7,265,000	8,458,785
County of Miami-Dade Florida Water and Sewer System Revenue, Revenue Bonds Series A 5.00%, due 10/1/42	5,000,000	5,772,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Miami Beach Florida Parking Revenue, Revenue Bonds
Insured: BAM 5.00%, due 9/1/34	$1,000,000	$1,184,170
Insured: BAM 5.00%, due 9/1/35	1,990,000	2,345,712
Insured: BAM 5.00%, due 9/1/40	2,500,000	2,913,375
Miami-Dade County Florida Aviation, Miami International Airport, Revenue Bonds Series A, Insured: AGM 5.25%, due 10/1/41 (b)	11,000,000	11,926,750
Miami-Dade County Florida, Jackson Health System, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/1/33	3,375,000	4,020,840
Miami-Dade County Florida, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 10/1/36	10,000,000	3,485,800
Series A, Insured: NATL-RE (zero coupon), due 10/1/37	10,000,000	3,303,400
Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	76,685

		59,304,567

Georgia 1.1%
Atlanta Development Authority, Revenue Bonds Series A-1 5.25%, due 7/1/44	10,000,000	11,862,600
Atlanta Water & Wastewater, Revenue Bonds 5.00%, due 11/1/40	7,120,000	8,415,128
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	1,700,000	1,857,641

		22,135,369

Guam 1.8%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (b)	5,000,000	5,984,850
Guam Government Waterworks Authority, Revenue Bonds 5.00%, due 7/1/36	1,750,000	2,038,120

	Principal Amount	Value
Guam (continued)
Guam Government, Revenue Bonds
Series A 5.125%, due 1/1/42	$3,085,000	$3,425,306
Series A 5.25%, due 1/1/36	2,000,000	2,260,860
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,682,856
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	756,591
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	8,350,000	9,689,424
Series A 6.50%, due 11/1/40	2,700,000	3,260,790

		34,098,797

Hawaii 0.8%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,420,210
Hawaii State Department of Budget and Finance, Queens Health System, Revenue Bonds Series A 5.00%, due 7/1/35	10,000,000	11,929,000

		15,349,210

Illinois 13.7%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	4,620,000	5,273,869
♦Chicago Board of Education, Unlimited General Obligation
Series C, Insured: AGM 5.00%, due 12/1/32	16,000,000	16,407,040
Series A 5.50%, due 12/1/39	7,500,000	6,346,275
Series A, Insured: AGM 5.50%, due 12/1/39	12,750,000	13,652,700
Chicago, Illinois Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,188,050
♦Chicago, Illinois O’ Hare International Airport, Revenue Bonds
Series A 5.00%, due 1/1/17 (b)	18,455,000	18,978,568
Series A, Insured: AGM 5.00%, due 1/1/33	7,000,000	7,411,320
Series A 5.625%, due 1/1/35	2,250,000	2,613,105

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
♦Chicago, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	$1,000,000	$1,138,320
5.00%, due 11/1/29	1,000,000	1,133,630
5.00%, due 1/1/33	2,000,000	2,218,700
5.00%, due 1/1/39	8,420,000	9,221,416
5.00%, due 1/1/44	14,340,000	15,624,577
City of Chicago, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 1/1/26	10,000,000	10,729,700
Cook County Community College District No. 508, City Colleges of Chicago, Unlimited General Obligation
Insured: BAM 5.25%, due 12/1/43	2,000,000	2,257,000
Insured: BAM 5.50%, due 12/1/38	5,000,000	5,762,000
Illinois Finance Authority, Northwest Community Hospital, Revenue Bonds Series A 5.50%, due 7/1/16	840,000	846,829
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	11,586,624
Illinois Finance Authority, Swedish Covenant, Revenue Bonds Series A 5.75%, due 8/15/29	6,175,000	6,926,683
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,716,750
♦JPMorgan Chase Putters / Drivers Trust, Unlimited General Obligation Series T0023 0.75%, due 12/15/16 (a)(c)	50,000,000	50,000,000
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A 4.25%, due 1/1/19	240,000	258,269
Series A 5.00%, due 1/1/20	205,000	230,617
Metropolitan Pier & Exposition Authority, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,090,000	8,165,014

	Principal Amount	Value
Illinois (continued)
Northern Illinois Municipal Power Agency, Prairie State Project, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 1/1/37	$10,000,000	$10,560,300
Rock Island County, Public Building Commission, Revenue Bonds
Insured: AGM 5.00%, due 12/1/31	500,000	590,630
Insured: AGM 5.00%, due 12/1/36	2,645,000	3,059,392
Insured: AGM 5.00%, due 12/1/41	3,360,000	3,844,243
Southwestern Illinois Development Authority, Local Government Program, Revenue Bonds Series B 4.00%, due 10/15/40	5,500,000	5,648,335
Springfield IL Electric Revenue, Senior Lien, Revenue Bonds Insured: AGM 5.00%, due 3/1/40	10,000,000	11,500,400
State of Illinois, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,418,801
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,912,248
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,171,320
State of Illinois, Unlimited General Obligation 5.00%, due 8/1/20	10,890,000	12,092,038
United City of Yorkville, Special Services Area No. 2005-108 and 2005-109, Special Tax Insured: AGM 5.00%, due 3/1/32	3,790,000	4,452,681
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,784,595

		265,722,039

Indiana 1.6%
Indiana Finance Authority, Sisters of St. Francis, Health Services, Revenue Bonds Series H 0.42%, due 9/1/48 (a)	2,000,000	2,000,000
Indiana Municipal Power Agency, Revenue Bonds Series A 5.00%, due 1/1/42	3,460,000	4,062,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Indiana (continued)
Indiana State Finance Authority, Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	$2,100,000	$2,475,837
Series A 5.00%, due 2/1/25	4,425,000	5,182,958
Series B 5.00%, due 2/1/26	2,320,000	2,699,018
Indiana State Finance Authority, Republic Services Income Project, Revenue Bonds Series B 0.50%, due 5/1/28 (a)	4,000,000	4,000,000
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds Series A, Insured: AGC 5.50%, due 1/1/38	1,100,000	1,235,465
St. Joseph County Hospital Authority, Memorial Health System, Revenue Bonds Series A 0.43%, due 8/15/33 (a)	10,000,000	10,000,000

		31,655,941

Iowa 0.9%
Hills, IA, Health Facilities, Mercy Hospital Project, Revenue Bonds 0.28%, due 8/1/35 (a)	6,700,000	6,700,000
Iowa Finance Authority, Health Facilities, Great River Medical Center Project, Revenue Bonds 0.29%, due 6/1/27 (a)	9,000,000	9,000,000
Iowa Higher Education Loan Authority, Private College Facility, Revenue Bonds 0.28%, due 10/1/24 (a)	1,210,000	1,210,000

		16,910,000

Kansas 0.6%
University of Kansas Hospital Authority, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,923,375
5.00%, due 9/1/34	5,000,000	5,833,400
5.00%, due 9/1/35	2,800,000	3,259,256

		12,016,031

Kentucky 1.1%
Kentucky Economic Development Finance Authority, Republic Services, Inc., Revenue Bonds Series B 0.50%, due 4/1/31 (a)	6,000,000	6,000,000

	Principal Amount	Value
Kentucky (continued)
Kentucky Municipal Power Agency, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 9/1/42	$13,000,000	$14,864,330

		20,864,330

Louisiana 1.0%
City of New Orleans LA Sewerage Service Revenue, Revenue Bonds 5.00%, due 6/1/40	2,745,000	3,148,268
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,695,000	4,497,517
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	5,690,000	6,850,874
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,650,000	1,913,389
Louisiana State Citizens Property Insurance Corp., Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,349,547
Series C-3, Insured: AGC 6.125%, due 6/1/25	1,000,000	1,105,480

		19,865,075

Maryland 1.8%
Maryland Health & Higher Educational Facilities Authority, Adjustable Rate-Pooled LN Progress, Revenue Bonds Series A 0.40%, due 4/1/35 (a)	7,200,000	7,200,000
Maryland Health & Higher Educational Facilities Authority, John Hopkins University, Revenue Bonds Series A 0.39%, due 7/1/36 (a)	5,400,000	5,400,000
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/39	3,600,000	4,133,700
Maryland Stadium Authority, Baltimore City Public Schools, Revenue Bonds 5.00%, due 5/1/46	15,000,000	17,886,900

		34,620,600

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts 0.8%
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (b)	$1,425,000	$1,547,949
Series I 6.00%, due 1/1/28	1,910,000	2,030,960
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	2,000,000	2,278,760
Series A 6.25%, due 7/1/30	6,400,000	7,334,976
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,344,680

		15,537,325

Michigan 7.5%
Detroit, Michigan Distribution State Aid, Limited General Obligation 5.25%, due 11/1/35	5,200,000	5,664,464
Detroit, Michigan Sewerage Disposal System, Revenue Bonds Senior Lien—Series A 5.25%, due 7/1/39	14,150,000	15,762,392
Detroit, Michigan Sewerage Disposal System, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,078,920
Detroit, Michigan Water & Sewerage Department, Senior Lien, Revenue Bonds Series C-1, Insured: AGM 7.00%, due 7/1/27	5,000,000	5,801,350
Detroit, Michigan Water Supply System, Revenue Bonds
Series D, Insured: AGM 4.625%, due 7/1/32	1,535,000	1,544,548
Series A, Insured: AGM 5.00%, due 7/1/34	1,600,000	1,610,992
Series A 5.25%, due 7/1/41	5,000,000	5,514,900
Series A 5.75%, due 7/1/37	5,550,000	6,278,770
Detroit, Michigan, City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	862,995

	Principal Amount	Value
Michigan (continued)
Detroit, Michigan, City School District, Improvement School Building & Site, Unlimited General Obligation (continued)
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	$7,500,000	$8,586,150
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	4,104,899
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	5,096,297
Kent Hospital Finance Authority, Spectrum Health System, Revenue Bonds Series B3 0.39%, due 1/15/47 (a)	14,760,000	14,760,000
Lincoln, Michigan, Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/25	1,030,000	1,263,213
Series A, Insured: AGM 5.00%, due 5/1/26	1,300,000	1,601,691
Series A, Insured: AGM 5.00%, due 5/1/27	3,985,000	4,860,863
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,452,179
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,734,054
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,722,690
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	2,115,000	2,444,644
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds
Insured: AGM 5.00%, due 7/1/28	500,000	591,865
Series C 5.00%, due 11/1/28	7,290,000	8,062,011
5.00%, due 7/1/33	500,000	583,135
5.00%, due 7/1/34	500,000	580,515
Insured: AGM 5.00%, due 7/1/35	2,000,000	2,294,160
Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,402,108
Michigan Finance Authority, Detroit Water & Sewer, Revenue Bonds Insured: AGM 5.00%, due 7/1/33	3,000,000	3,467,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Revenue Bonds
Insured: NATL-RE 5.00%, due 7/1/32	$2,500,000	$2,885,350
5.50%, due 6/1/21	5,000,000	5,396,950
Michigan Finance Authority, Senior Lien-Detroit Water & Sewer, Revenue Bonds Series C-1 5.00%, due 7/1/44	2,500,000	2,735,475
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	250,088
Oakland University, Revenue Bonds 0.40%, due 3/1/31 (a)	11,255,000	11,255,000
Saginaw, Michigan, City of School District, Unlimited General Obligation
Insured: Q-SBLF 5.00%, due 5/1/29	260,000	308,201
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	412,892
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	879,067
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	289,428
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	403,900
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	488,096
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,557,600

		145,589,012

Minnesota 0.2%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 0.31%, due 11/15/35 (a)	4,000,000	4,000,000

Mississippi 0.3%
Mississippi Business Finance Corp., Solid Waste Disposal, Gulf Power Co., Revenue Bonds 0.42%, due 11/1/42 (a)(b)	5,150,000	5,150,000

	Principal Amount	Value
Missouri 1.0%
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	$605,000	$681,127
Kansas City, Special Obligation, Refunding & Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	7,555,000	8,729,953
Missouri Health & Educational Facilities Authority, Revenue Bonds Series B 0.40%, due 8/1/20 (a)	3,505,000	3,505,000
Missouri Health and Educational Facilities Authority, St. Louis University, Revenue Bonds Series A 5.00%, due 10/1/38	5,930,000	7,030,727

		19,946,807

Nebraska 2.0%
♦Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/32	5,190,000	5,816,744
5.00%, due 9/1/42	13,420,000	14,763,074
5.25%, due 9/1/37	15,535,000	17,471,593

		38,051,411

New Hampshire 0.1%
Manchester, NH General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	2,037,564

New Jersey 3.1%
Hudson County Improvement Authority, Vocational Technical Schools Project, Revenue Bonds 5.00%, due 5/1/46	6,000,000	7,031,760
New Brunswick, Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	5,880,000	7,277,617
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,917,138
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,639,974
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	8,273,973

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	$4,500,000	$5,074,200
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (b)	1,000,000	1,130,270
5.50%, due 1/1/26 (b)	1,000,000	1,177,650
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	4,300,595
Insured: AGC 5.25%, due 1/1/31	1,510,000	1,606,247
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (b)	3,750,000	4,242,038
New Jersey State Building Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	3,000,000	3,521,640
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: AGC 6.125%, due 6/1/30 (b)	2,725,000	2,933,517
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: AGC 5.75%, due 12/1/30	1,135,000	1,295,954
Insured: AGC 6.75%, due 12/1/38	4,000,000	4,696,080

		61,118,653

New Mexico 0.1%
Farmington Pollution Control, Revenue Bonds 5.90%, due 6/1/40	2,000,000	2,276,460

New York 11.2%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	1,100,843
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,185,710

	Principal Amount	Value
New York (continued)
Build NYC Resource Corp., Parking Facility, Revenue Bonds (continued)
Insured: AGM 5.00%, due 12/15/21	$1,075,000	$1,267,092
Insured: AGM 5.00%, due 12/15/22	740,000	885,699
City of New York, Unlimited General Obligation Series H-5 0.52%, due 3/1/34 (a)	5,085,000	5,085,000
Long Island Power Authority, Electric System, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/44	10,000,000	11,690,500
Long Island Power Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,772,100
Series A 5.00%, due 9/1/44	3,470,000	4,014,547
Series B 5.00%, due 9/1/45	8,970,000	10,477,139
Metropolitan Transportation Authority, Revenue Bonds Series F 5.00%, due 11/15/35	1,500,000	1,806,750
New York City Transitional Finance Authority, Building Aid Revenue, Revenue Bonds
Series S-1 5.00%, due 7/15/33	6,060,000	7,286,423
Series S-1 5.00%, due 7/15/36	10,000,000	11,872,800
Series S-1 5.00%, due 7/15/43	2,000,000	2,383,020
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series 2A 0.52%, due 11/1/22 (a)	8,900,000	8,900,000
Series B-1 5.00%, due 8/1/32	10,000,000	12,204,200
Series E-1 5.00%, due 2/1/41	2,500,000	2,954,150
New York City Water & Sewer System, Revenue Bonds
Series AA-3 0.52%, due 6/15/32 (a)	2,000,000	2,000,000
Series EE 5.50%, due 6/15/43	11,400,000	13,468,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	$5,000,000	$5,635,050
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	14,472,588
New York Liberty Development Corp., World Trade Center, Revenue Bonds
5.00%, due 11/15/31	5,000,000	5,904,300
5.75%, due 11/15/51	11,500,000	13,739,165
New York State Dormitory Authority, Revenue Bonds
Series E 5.00%, due 3/15/34	4,190,000	5,103,755
Series A 5.00%, due 7/1/35	6,610,000	7,926,778
5.50%, due 7/1/40	465,000	541,279
New York State Housing Finance Agency, 160 Madison Ave, Revenue Bonds Series A 0.31%, due 11/1/46 (a)	8,600,000	8,600,000
♦New York State Urban Development Corp., Revenue Bonds
Series A 5.00%, due 3/15/30	12,350,000	15,452,073
Series A 5.00%, due 3/15/34	12,750,000	15,636,982
New York, NY, Unlimited General Obligation Series F-6 0.32%, due 6/1/44 (a)	900,000	900,000
Triborough Bridge & Tunnel Authority, Revenue Bonds Series A 5.25%, due 11/15/45	10,820,000	13,127,257

		217,393,616

North Carolina 0.4%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Revenue Bonds Series A 5.00%, due 1/15/31	2,050,000	2,346,984
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,149,400

	Principal Amount	Value
North Carolina (continued)
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: AGC 5.75%, due 1/1/39	$3,000,000	$3,321,840

		6,818,224

North Dakota 0.2%
Grand Forks Health Care, ND, Altra Health System, Revenue Bonds 5.00%, due 12/1/35	4,050,000	4,458,362

Ohio 2.7%
American Municipal Power, Inc., Prairie Energy Campus, Revenue Bonds
Series A, Insured: BAM 5.25%, due 2/15/30	15,000,000	17,788,500
Series A, Insured: BAM 5.25%, due 2/15/31	7,055,000	8,350,016
City of Cleveland, OH, Airport System Revenue, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,423,210
City of Cleveland, OH, Income Tax Revenue, Revenue Bonds Series A-2 5.00%, due 10/1/37	1,500,000	1,781,625
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	650,000	770,711
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,596,396
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,569,413
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,305,314
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,292,980
North Olmsted City School District, Unlimited General Obligation Series A 5.00%, due 12/1/40	7,250,000	8,605,822
Ohio Higher Educational Facility Commission, Hospital-Cleveland Clinic, Revenue Bonds Series B-3 0.28%, due 1/1/39 (a)	2,600,000	2,600,000

		52,083,987

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma 0.0%‡
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	$500,000	$554,520

Oregon 0.1%
Oregon State Facilities Authority, Sacred Heart Medical Center, Revenue Bonds Series A 0.41%, due 11/1/28 (a)	2,600,000	2,600,000

Pennsylvania 1.6%
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	175,000	206,174
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53	5,800,000	7,158,302
Pennsylvania State Turnpike Commission, Revenue Bonds Series B 5.75%, due 6/1/39	4,000,000	4,499,800
Pennsylvania Turnpike Commission, Revenue Bonds Series B, Insured: BAM 5.25%, due 12/1/44	5,500,000	6,503,805
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	6,173,319
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Insured: BAM 5.00%, due 6/15/28	5,505,000	6,556,125

		31,097,525

Puerto Rico 7.1%
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/26	275,000	277,780
Series A-4, Insured: AGM 5.00%, due 7/1/31	3,870,000	4,010,675
Series A, Insured: AGM 5.00%, due 7/1/35	13,905,000	14,069,635
Series A, Insured: NATL-RE 5.25%, due 7/1/21	390,000	390,265

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM 5.25%, due 7/1/24	$1,220,000	$1,289,089
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	702,555
Series A, Insured: NATL-RE 5.50%, due 7/1/19	425,000	445,664
Series A, Insured: NATL-RE 5.50%, due 7/1/20	3,430,000	3,631,787
Series A, Insured: NATL-RE 5.50%, due 7/1/21	660,000	696,181
Series C, Insured: AGM 5.75%, due 7/1/37	1,020,000	1,023,121
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,490,000	2,571,871
Commonwealth of Puerto Rico, Unlimited General Obligation
Insured: AGC 5.00%, due 7/1/34	105,000	105,143
Insured: AGC 5.25%, due 7/1/32	500,000	501,635
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	1,415,000	1,463,096
Senior Lien—Series A, Insured: AGC 5.125%, due 7/1/47	7,540,000	7,693,439
Series A, Insured: AGC 6.125%, due 7/1/24	1,000,000	1,071,580
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	1,120,000	1,069,477
Series TT, Insured: AGM 5.00%, due 7/1/18	175,000	178,253
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,080,000	1,094,483
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	515,000	521,906
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	800,000	810,728
Series UU, Insured: AGM 5.00%, due 7/1/23	2,000,000	2,021,760
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,005,000	1,004,960
Series UU, Insured: AGM 5.00%, due 7/1/24	3,985,000	4,026,085
Series UU, Insured: AGC 5.00%, due 7/1/26	505,000	509,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT, Insured: AGM 5.00%, due 7/1/27	$500,000	$504,640
Insured: AGC 5.00%, due 7/1/28	855,000	854,940
Series SS, Insured: AGM 5.00%, due 7/1/30	300,000	299,979
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	185,000	190,051
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	2,047,040
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	649,955
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	700,000	701,890
Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,755,000	1,796,418
Series N, Insured: NATL-RE 5.25%, due 7/1/32	6,025,000	6,153,332
Series CC, Insured: AGM 5.25%, due 7/1/33	1,035,000	1,067,530
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,520,000	5,629,462
Series N, Insured: AGC 5.25%, due 7/1/34	3,200,000	3,304,224
Series N, Insured: AGC 5.25%, due 7/1/36	21,000,000	21,728,490
Series CC, Insured: AGM 5.25%, due 7/1/36	1,635,000	1,691,718
Series E, Insured: AGM 5.50%, due 7/1/21	310,000	326,554
Series N, Insured: AGM 5.50%, due 7/1/26	335,000	356,031
Series N, Insured: AGM 5.50%, due 7/1/29	10,000,000	10,651,700
Series CC, Insured: AGC 5.50%, due 7/1/31	845,000	891,796
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/30	735,000	735,029
Series C, Insured: AGM 5.25%, due 8/1/19	695,000	723,273

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds (continued)
Series C, Insured: AGC 5.25%, due 8/1/20	$100,000	$103,436
Series C, Insured: AGC 5.25%, due 8/1/23	100,000	102,938
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	650,000	648,564
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE 5.25%, due 7/1/23	220,000	225,463
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	310,233
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,710,449
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	59,430,000	9,212,244
Series A, Insured: AMBAC (zero coupon), due 8/1/54	200,000	34,108
Series A, Insured: AGM 5.00%, due 8/1/40	4,025,000	4,124,578
Series C, Insured: AGM 5.125%, due 8/1/42	3,105,000	3,202,590

		137,159,686

Rhode Island 1.2%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,827,044
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/35	20,000,000	22,235,400

		24,062,444

South Carolina 2.1%
Greenwood Fifty Schools Facilities Inc., School District No. 50, Revenue Bonds Insured: BAM 5.00%, due 12/1/26	2,225,000	2,775,977
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	12,253,135

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds
Series A 5.00%, due 8/1/19	$420,000	$467,233
Series A 5.25%, due 8/1/30	2,955,000	3,455,784
South Carolina State Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/36	3,310,000	3,800,476
Series C 5.00%, due 12/1/46	14,975,000	17,142,182
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,331,759

		41,226,546

South Dakota 0.1%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,546,826

Tennessee 2.0%
City of Memphis, TN, Unlimited General Obligation Series C, Insured: BAM 5.00%, due 4/1/45	4,160,000	4,864,080
Johnson City Health & Educational Facilities Board, Mountain State Health Alliance, Revenue Bonds Series A 0.40%, due 8/15/43 (a)	2,000,000	2,000,000
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds 6.00%, due 7/1/38	3,605,000	4,102,562
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds Series A 6.50%, due 7/1/38	6,500,000	7,527,975
Metropolitan Government, Nashville, TN Health and Education Facilities, Vanderbilt University Medical Center, Revenue Bonds Series A 5.00%, due 7/1/40	15,000,000	17,490,900

	Principal Amount	Value
Tennessee (continued)
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds Series B, Insured: AGM 0.30%, due 6/1/42 (a)	$3,400,000	$3,400,000

		39,385,517

Texas 8.7%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,100,000	2,465,946
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/34	5,000,000	5,772,950
Series B 5.00%, due 8/15/37	1,945,000	2,261,257
Clifton, Texas Higher Education Finace Corp., Revenue Bonds Series A 4.30%, due 12/1/16	675,000	688,082
Dallas/Fort Worth International Airport, Revenue Bonds Series A 5.00%, due 11/1/38 (b)	10,000,000	11,158,300
Edinburg Local Government Finance Corp., Revenue Bonds Series A, Insured: AGM 5.00%, due 3/1/45	1,000,000	1,122,850
Harris County-Houston Sports Authority, Revenue Bonds Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/40	17,115,000	5,619,710
Houston Higher Education Finance Corp., Revenue Bonds
6.50%, due 5/15/31	1,050,000	1,293,583
Series A 6.875%, due 5/15/41	6,400,000	8,219,840
Houston, TX, Revenue Bonds Series B 5.00%, due 9/1/31	2,000,000	2,029,907
Midlothian Industrial Development Corp., Environmental Facility, Holcim Project, Revenue Bonds 0.39%, due 8/1/34 (a)	6,700,000	6,700,000
North Harris County Regional Water Authority, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,872,821

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
♦North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	$1,400,000	$1,645,070
Series A 5.00%, due 1/1/35	2,950,000	3,448,993
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	11,162,975
Series B 5.00%, due 1/1/40	22,140,000	25,389,488
Series A 5.50%, due 9/1/41	6,695,000	7,924,202
Series F 5.75%, due 1/1/38	1,800,000	1,948,788
Series A 6.00%, due 9/1/41	3,500,000	4,246,970
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,275,000	1,481,193
Tarrant County, Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A 5.00%, due 11/15/23	1,245,000	1,504,458
Series A 5.00%, due 11/15/24	1,305,000	1,597,372
Series A 5.00%, due 11/15/25	1,370,000	1,682,744
Series A 5.00%, due 11/15/26	1,440,000	1,779,696
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	17,100,000	19,371,735
5.00%, due 12/15/31	4,575,000	5,153,326
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	5,000,000	6,002,900
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	5,020,060
7.50%, due 6/30/33	5,500,000	6,752,405
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	8,165,000	9,637,721

	Principal Amount	Value
Texas (continued)
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	$1,000,000	$1,194,990
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	643,880

		168,794,212

U.S. Virgin Islands 3.3%
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds
5.00%, due 9/1/30 (c)	5,000,000	5,890,750
Series A 5.00%, due 10/1/32 (c)	5,100,000	5,530,338
6.625%, due 10/1/29	6,960,000	7,775,782
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	5,000,000	5,621,150
♦Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/30	13,750,000	15,213,825
Series A, Insured: AGM 5.00%, due 10/1/32	15,125,000	16,877,836
Series C, Insured: AGM 5.00%, due 10/1/39	5,800,000	6,620,468

		63,530,149

Utah 0.0%‡
Herriman, Utah, Special Assessment 5.00%, due 11/1/29	425,000	440,513

Washington 0.3%
King County Washington Public Hospital District No. 1, Limited General Obligation Series B 5.25%, due 12/1/37	6,000,000	6,461,580

Wisconsin 1.2%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	4,159,042
Series A 5.00%, due 12/15/32	2,850,000	3,223,122

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Jewish Home & Care Center, Revenue Bonds 0.42%, due 3/1/36 (a)	$1,450,000	$1,450,000
Wisconsin State Health & Educational Facilities Authority, Medical College of Wisconsin, Revenue Bonds 5.00%, due 12/1/41	12,250,000	14,437,727

		23,269,891

Wyoming 0.1%
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,167,190

Total Investments (Cost $1,910,240,149) (d)	103.1%	2,003,583,198
Other Assets, Less Liabilities	(3.1)	(61,153,166)
Net Assets	100.0%	$1,942,430,032
‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2016.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	As of April 30, 2016, cost was $1,910,535,821 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$94,853,163
Gross unrealized depreciation	(1,805,786)

Net unrealized appreciation	$93,047,377

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(2,105)	June 2016	$(273,781,563)	$1,131,721

			$(273,781,563)	$1,131,721

1.	As of April 30, 2016, cash in the amount of $2,631,250 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,003,583,198	$—	$2,003,583,198

Total Investments in Securities	—	2,003,583,198	—	2,003,583,198

Other Financial Instruments
Futures Contracts Short (b)	1,131,721	—	—	1,131,721

Total Investments in Securities and Other Financial Instruments	$1,131,721	$2,003,583,198	$—	$2,004,714,919

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,910,240,149)	$2,003,583,198
Cash collateral on deposit at broker	2,631,250
Cash	219,128
Receivables:
Interest	21,690,474
Fund shares sold	17,670,831
Investment securities sold	8,671,489
Other assets	99,632

Total assets	2,054,566,002

Liabilities
Payables:
Investment securities purchased	102,261,638
Fund shares redeemed	6,760,216
Manager (See Note 3)	667,235
NYLIFE Distributors (See Note 3)	295,695
Variation margin on futures contracts	230,234
Transfer agent (See Note 3)	215,716
Professional fees	38,937
Shareholder communication	24,343
Custodian	6,827
Accrued expenses	9,223
Dividend payable	1,625,906

Total liabilities	112,135,970

Net assets	$1,942,430,032

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,899,742
Additional paid-in capital	1,884,092,372

1,885,992,114
Distributions in excess of net investment income	(590,353)
Accumulated net realized gain (loss) on investments and futures transactions	(37,446,499)
Net unrealized appreciation (depreciation) on investments and futures contracts	94,474,770

Net assets	$1,942,430,032

Class A
Net assets applicable to outstanding shares	$969,976,995

Shares of beneficial interest outstanding	94,882,622

Net asset value per share outstanding	$10.22
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.70

Investor Class
Net assets applicable to outstanding shares	$17,010,126

Shares of beneficial interest outstanding	1,656,395

Net asset value per share outstanding	$10.27
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.75

Class B
Net assets applicable to outstanding shares	$17,680,417

Shares of beneficial interest outstanding	1,730,028

Net asset value and offering price per share outstanding	$10.22

Class C
Net assets applicable to outstanding shares	$229,907,836

Shares of beneficial interest outstanding	22,482,971

Net asset value and offering price per share outstanding	$10.23

Class I
Net assets applicable to outstanding shares	$707,854,658

Shares of beneficial interest outstanding	69,222,199

Net asset value and offering price per share outstanding	$10.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$33,818,213

Expenses
Manager (See Note 3)	3,601,504
Distribution/Service—Class A (See Note 3)	1,034,660
Distribution/Service—Investor Class (See Note 3)	21,074
Distribution/Service—Class B (See Note 3)	43,638
Distribution/Service—Class C (See Note 3)	510,646
Transfer agent (See Note 3)	673,394
Registration	82,198
Professional fees	59,775
Shareholder communication	34,363
Trustees	17,178
Custodian	13,816
Miscellaneous	25,731

Total expenses	6,117,977

Net investment income (loss)	27,700,236

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	8,790,150
Futures transactions	(5,079,739)

Net realized gain (loss) on investments and futures transactions	3,710,411

Net change in unrealized appreciation (depreciation) on:
Investments	44,604,442
Futures contracts	503,423

Net change in unrealized appreciation (depreciation) on investments and futures contracts	45,107,865

Net realized and unrealized gain (loss) on investments and futures transactions	48,818,276

Net increase (decrease) in net assets resulting from operations	$76,518,512

28	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,700,236	$43,792,330
Net realized gain (loss) on investments and futures transactions	3,710,411	(8,338,708)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	45,107,865	(6,941,762)

Net increase (decrease) in net assets resulting from operations	76,518,512	28,511,860

Dividends to shareholders:
From net investment income:
Class A	(13,577,157)	(21,306,149)
Investor Class	(278,540)	(612,453)
Class B	(265,761)	(487,154)
Class C	(3,099,467)	(5,621,984)
Class I	(10,467,019)	(15,774,661)

Total dividends to shareholders	(27,687,944)	(43,802,401)

Capital share transactions:
Net proceeds from sale of shares	574,126,618	810,261,947
Net asset value of shares issued to shareholders in reinvestment of dividends	17,894,098	27,314,088
Cost of shares redeemed	(191,166,347)	(256,696,846)

Increase (decrease) in net assets derived from capital share transactions	400,854,369	580,879,189

Net increase (decrease) in net assets	449,684,937	565,588,648

Net Assets
Beginning of period	1,492,745,095	927,156,447

End of period	$1,942,430,032	$1,492,745,095

Distributions in excess of net investment income at end of period	$(590,353)	$(602,645)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.93		$10.03	$9.33	$10.04	$9.26	$9.44

Net investment income (loss)	0.17		0.35	0.39	0.38	0.38 (a)	0.43 (a)
Net realized and unrealized gain (loss) on investments	0.29		(0.10)	0.70	(0.72)	0.79	(0.18)

Total from investment operations	0.46		0.25	1.09	(0.34)	1.17	0.25

Less dividends:
From net investment income	(0.17)		(0.35)	(0.39)	(0.37)	(0.39)	(0.43)

Net asset value at end of period	$10.22		$9.93	$10.03	$9.33	$10.04	$9.26

Total investment return (b)	4.62	%(c)	2.58%	11.86%	(3.52%)	12.81%	2.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28	%††	3.51%	3.99%	3.72%	3.91%	4.76%
Net expenses	0.79	%††	0.81%	0.78%	0.78%	0.79%	0.81%
Expenses (before waiver/reimbursement)	0.79	%††	0.82%	0.83%	0.83%	0.84%	0.89%
Portfolio turnover rate	22%		46%	68%	111%	125%	138%
Net assets at end of period (in 000’s)	$969,977		$761,278	$427,586	$417,984	$424,757	$258,892

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.97		$10.08	$9.38	$10.08	$9.31	$9.48

Net investment income (loss)	0.17		0.35	0.39	0.36	0.38 (a)	0.42 (a)
Net realized and unrealized gain (loss) on investments	0.30		(0.11)	0.69	(0.70)	0.77	(0.16)

Total from investment operations	0.47		0.24	1.08	(0.34)	1.15	0.26

Less dividends:
From net investment income	(0.17)		(0.35)	(0.38)	(0.36)	(0.38)	(0.43)

Net asset value at end of period	$10.27		$9.97	$10.08	$9.38	$10.08	$9.31

Total investment return (b)	4.71	%(c)	2.47%	11.76%	(3.45%)	12.58%	2.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31	%††	3.54%	3.94%	3.67%	3.92%	4.67%
Net expenses	0.79	%††	0.82%	0.84%	0.84%	0.86%	0.90%
Expenses (before waiver/reimbursement)	0.79	%††	0.83%	0.89%	0.89%	0.91%	0.98%
Portfolio turnover rate	22%		46%	68%	111%	125%	138%
Net assets at end of period (in 000’s)	$17,010		$17,259	$18,264	$19,094	$21,437	$21,547

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

30	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.92		$10.03	$9.33	$10.03	$9.26	$9.44

Net investment income (loss)	0.15		0.33	0.35	0.34	0.35 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	0.30		(0.11)	0.71	(0.70)	0.78	(0.18)

Total from investment operations	0.45		0.22	1.06	(0.36)	1.13	0.22

Less dividends:
From net investment income	(0.15)		(0.33)	(0.36)	(0.34)	(0.36)	(0.40)

Net asset value at end of period	$10.22		$9.92	$10.03	$9.33	$10.03	$9.26

Total investment return (b)	4.59	%(c)	2.21%	11.52%	(3.73%)	12.34%	2.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05	%††	3.28%	3.69%	3.41%	3.59%	4.42%
Net expenses	1.04	%††	1.07%	1.09%	1.09%	1.11%	1.15%
Expenses (before waiver/reimbursement)	1.04	%††	1.08%	1.14%	1.14%	1.16%	1.23%
Portfolio turnover rate	22%		46%	68%	111%	125%	138%
Net assets at end of period (in 000’s)	$17,680		$16,806	$12,439	$12,459	$13,230	$9,463

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.93		$10.03	$9.34	$10.04	$9.27	$9.44

Net investment income (loss)	0.15		0.33	0.36	0.35	0.35 (a)	0.40 (a)
Net realized and unrealized gain (loss) on investments	0.30		(0.10)	0.69	(0.71)	0.78	(0.17)

Total from investment operations	0.45		0.23	1.05	(0.36)	1.13	0.23

Less dividends:
From net investment income	(0.15)		(0.33)	(0.36)	(0.34)	(0.36)	(0.40)

Net asset value at end of period	$10.23		$9.93	$10.03	$9.34	$10.04	$9.27

Total investment return (b)	4.59	%(c)	2.31%	11.40%	(3.72%)	12.33%	2.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04	%††	3.28%	3.68%	3.42%	3.58%	4.42%
Net expenses	1.04	%††	1.07%	1.09%	1.09%	1.11%	1.15%
Expenses (before waiver/reimbursement)	1.04	%††	1.08%	1.14%	1.14%	1.16%	1.23%
Portfolio turnover rate	22%		46%	68%	111%	125%	138%
Net assets at end of period (in 000’s)	$229,908		$183,509	$154,863	$150,244	$142,246	$81,880

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.93		$10.03	$9.34	$10.04	$9.27	$9.44

Net investment income (loss)	0.18		0.38	0.41	0.40	0.40 (a)	0.45 (a)
Net realized and unrealized gain (loss) on investments	0.30		(0.10)	0.69	(0.71)	0.78	(0.16)

Total from investment operations	0.48		0.28	1.10	(0.31)	1.18	0.29

Less dividends:
From net investment income	(0.18)		(0.38)	(0.41)	(0.39)	(0.41)	(0.46)

Net asset value at end of period	$10.23		$9.93	$10.03	$9.34	$10.04	$9.27

Total investment return (b)	4.85	%(c)	2.83%	12.02%	(3.18%)	12.97%	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.53	%††	3.78%	4.21%	4.00%	4.06%	4.99%
Net expenses	0.54	%††	0.56%	0.53%	0.54%	0.54%	0.56%
Expenses (before waiver/reimbursement)	0.54	%††	0.57%	0.58%	0.59%	0.59%	0.64%
Portfolio turnover rate	22%		46%	68%	111%	125%	138%
Net assets at end of period (in 000’s)	$707,855		$513,893	$314,005	$236,531	$142,603	$33,888

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

32	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

33

Notes to Financial Statements (Unaudited) (continued)

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor

34	MainStay Tax Free Bond Fund

might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the

35

Notes to Financial Statements (Unaudited) (continued)

difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$1,131,721	$1,131,721

Total Fair Value		$1,131,721	$1,131,721

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36	MainStay Tax Free Bond Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(5,079,739)	$(5,079,739)

Total Realized Gain (Loss)		$(5,079,739)	$(5,079,739)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$503,423	$503,423

Total Change in Unrealized Appreciation (Depreciation)		$503,423	$503,423

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(212,229,883)	$(212,229,883)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. Prior to February 28, 2015, the Fund paid the Manager a monthly fee at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion plus the fund accounting service fee.

Prior to February 28, 2015, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion.

During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.43% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $3,601,504.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly

37

Notes to Financial Statements (Unaudited) (continued)

distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $37,988 and $5,179, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $77,361, $14,469 and $7,137, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$338,401
Investor Class	6,593
Class B	6,808
Class C	79,339
Class I	242,253

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $40,232,940 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$3,952	$—
2019	2,136	—
Unlimited	26,867	7,278
Total	$32,955	$7,278

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$313,042
Exempt Interest Dividends	43,489,359
Total	$43,802,401

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

38	MainStay Tax Free Bond Fund

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $823,585 and $356,768, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	29,053,797	$294,203,872
Shares issued to shareholders in reinvestment of dividends and distributions	1,011,331	10,228,232
Shares redeemed	(12,011,424)	(121,761,113)

Net increase (decrease) in shares outstanding before conversion	18,053,704	182,670,991
Shares converted into Class A (See Note 1)	154,353	1,557,324
Shares converted from Class A (See Note 1)	(21,034)	(212,868)

Net increase (decrease)	18,187,023	$184,015,447

Year ended October 31, 2015:
Shares sold	46,277,057	$463,456,979
Shares issued to shareholders in reinvestment of dividends and distributions	1,508,116	15,013,515
Shares redeemed	(13,845,124)	(137,611,020)

Net increase (decrease) in shares outstanding before conversion	33,940,049	340,859,474
Shares converted into Class A (See Note 1)	204,290	2,047,068
Shares converted from Class A (See Note 1)	(89,249)	(890,021)

Net increase (decrease)	34,055,090	$342,016,521

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	134,408	$1,362,772
Shares issued to shareholders in reinvestment of dividends and distributions	24,260	246,377
Shares redeemed	(111,481)	(1,127,964)

Net increase (decrease) in shares outstanding before conversion	47,187	481,185
Shares converted into Investor Class (See Note 1)	27,925	283,572
Shares converted from Investor Class (See Note 1)	(149,550)	(1,515,796)

Net increase (decrease)	(74,438)	$(751,039)

Year ended October 31, 2015:
Shares sold	164,904	$1,655,664
Shares issued to shareholders in reinvestment of dividends and distributions	53,875	539,748
Shares redeemed	(214,189)	(2,144,940)

Net increase (decrease) in shares outstanding before conversion	4,590	50,472
Shares converted into Investor Class (See Note 1)	100,312	1,004,190
Shares converted from Investor Class (See Note 1)	(186,853)	(1,882,520)

Net increase (decrease)	(81,951)	$(827,858)

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	238,331	$2,408,436
Shares issued to shareholders in reinvestment of dividends and distributions	23,547	238,007
Shares redeemed	(214,378)	(2,175,080)

Net increase (decrease) in shares outstanding before conversion	47,500	471,363
Shares converted from Class B (See Note 1)	(11,150)	(112,232)

Net increase (decrease)	36,350	$359,131

Year ended October 31, 2015:
Shares sold	596,022	$5,952,848
Shares issued to shareholders in reinvestment of dividends and distributions	42,430	422,592
Shares redeemed	(157,372)	(1,564,408)

Net increase (decrease) in shares outstanding before conversion	481,080	4,811,032
Shares converted from Class B (See Note 1)	(27,983)	(278,717)

Net increase (decrease)	453,097	$4,532,315

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,185,597	$52,400,514
Shares issued to shareholders in reinvestment of dividends and distributions	214,320	2,168,378
Shares redeemed	(1,398,935)	(14,128,338)

Net increase (decrease)	4,000,982	$40,440,554

Year ended October 31, 2015:
Shares sold	5,178,766	$51,727,202
Shares issued to shareholders in reinvestment of dividends and distributions	377,993	3,768,585
Shares redeemed	(2,511,041)	(25,008,168)

Net increase (decrease)	3,045,718	$30,487,619

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	22,117,440	$223,751,024
Shares issued to shareholders in reinvestment of dividends and distributions	495,336	5,013,104
Shares redeemed	(5,147,090)	(51,973,852)

Net increase (decrease)	17,465,686	$176,790,276

Year ended October 31, 2015 :
Shares sold	28,783,951	$287,469,254
Shares issued to shareholders in reinvestment of dividends and distributions	759,448	7,569,648
Shares redeemed	(9,089,348)	(90,368,310)

Net increase (decrease)	20,454,051	$204,670,592

39

Notes to Financial Statements (Unaudited) (continued)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

42	MainStay Tax Free Bond Fund

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

44	MainStay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1697008 MS164-16	MST10-06/16 (NYLIM) NL013

MainStay Convertible Fund

Message from the President and Semiannual Report

Unaudited   |   April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.60 –0.11%	–9.14 –3.85%	3.98 5.16%	5.73 6.33%	0.99 0.99%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.62 –0.13	–9.24 –3.96	3.79 4.97	5.56 6.16	1.15 1.15
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.13 –0.51	–9.11 –4.69	3.88 4.18	5.37 5.37	1.90 1.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.50 –0.57	–5.58 –4.69	4.17 4.17	5.36 5.36	1.90 1.90
Class I Shares[4]	No Sales Charge		0.02	–3.54	5.44	6.58	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[5]	–2.92%	–6.70%	6.15%	6.02%
Average Lipper Convertible Securities Fund[6]	–2.92	–7.17	3.79	4.48

5.	The BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. The BofA Merrill Lynch All U.S. Convertibles Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$998.90	$5.02	$1,019.80	$5.07

Investor Class Shares	$1,000.00	$998.70	$5.86	$1,019.00	$5.92

Class B Shares	$1,000.00	$994.90	$9.57	$1,015.30	$9.67

Class C Shares	$1,000.00	$994.30	$9.57	$1,015.30	$9.67

Class I Shares	$1,000.00	$1,000.20	$3.78	$1,021.10	$3.82

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Class A, 1.18% for Investor Class, 1.93% for Class B and Class C and 0.76% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Jarden Corp., 1.875%, due 9/15/18

2.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

3.	Danaher Corp., (zero coupon), due 1/22/21

4.	Teleflex, Inc., 3.875%, due 8/1/17

5.	Air Lease Corp., 3.875%, due 12/1/18
6.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/3/17

7.	Xilinx, Inc., 2.625%, due 6/15/17

8.	Hess Corp.

9.	BioMarin Pharmaceutical, Inc., 0.75%, due 10/15/18

10.	Macquarie Infrastructure Corp., 2.875%, due 7/15/19

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Convertible Fund returned –0.11% for Class A shares, –0.13% for Investor Class shares, –0.51% for Class B shares and –0.57% for Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 0.02%. During the reporting period, all share classes outperformed the –2.92% return of the BofA Merrill Lynch All U.S. Convertibles Index,1 which is the Fund’s broad-based securities-market index. During the six months ended April 30, 2016, all share classes also outperformed the –2.92% return of the Average Lipper2 Convertible Securities Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was able to avoid most of the securities in the convertible market that suffered outsized declines resulting from company-specific troubles, such as SunEdison, Clovis Oncology and Iconix Brand Group. During the reporting period, the Fund increased its weighting in the energy sector, which enhanced performance relative to the BofA Merrill Lynch All U.S. Convertibles Index. The commodity environment improved meaningfully during the reporting period, which benefited the Fund’s relative performance as crude oil rallied substantially. The Fund purchased convertible preferred shares of crude oil producer Hess during the reporting period, and the position was a strong performer for the Fund.

What was the Fund’s duration3 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 3.42 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s absolute performance and which sectors were particularly weak?

The strongest positive contributions to absolute performance came from the energy and consumer staples sectors. (Contributions take weightings and total returns into account.)

The Fund experienced large gains in several energy-related holdings. Convertible preferred shares of Hess were the Fund’s second-best performer in terms of dollars earned during the reporting period. The company benefited from improved investor sentiment, as the price for West Texas crude oil surged from $26 to more than $45 per barrel. The Fund also experienced large gains in two other energy-related holdings, Helix Energy and Southwestern Energy. Helix Energy’s bonds rose as investors concluded that the company was unlikely to face financial distress, and the company’s convertible bonds rose. Convertible preferred shares of Southwestern Energy rose during the reporting period, even though most of the company’s revenue comes from the sale of natural gas. Natural gas prices in the U.S. remained depressed despite the rise in crude oil prices. Convertible securities of several consumer staples companies were among the Fund’s largest contributors to absolute performance for the reporting period. Convertible bonds of consumer products company Jarden and convertible preferred shares of consumer products companies Post Holdings and Tyson Foods were among the Fund’s strongest performers. Jarden’s common shares and convertible bonds rose during the reporting period after the company agreed to be acquired by household products company Newell Brands. Post Holdings and Tyson Foods advanced after reporting several consecutive quarters of better-than-expected sales and earnings.

The biggest detractors from the Fund’s absolute performance came from the health care and information technology sectors. Convertible bonds of several health care–related companies were poor performers as investors shunned the sector amid concerns about Canadian drug company Valeant Pharmaceuticals International. There were also general concerns related to biotechnology valuations, as the sector has been a top performer for the past several years. Convertible bonds of BioMarin, Gilead Sciences and Teva Pharmaceutical Industries, Ltd., along with convertible preferred shares of Allergan, were poor performers during the reporting period. In addition to suffering from general sector weakness, BioMarin’s share price declined after the U.S. Food and Drug Administration rejected the company’s drug candidate for muscular dystrophy. Allergan’s share price declined after new U.S. Treasury rules caused the company to cancel its planned merger with Pfizer.

In the information technology sector, convertible bonds of Micron Technology were weak performers, as investors became increasingly concerned that a glut of low-end commodity chips would weigh on pricing. Convertible bonds of Microchip and Xilinx were weak performers after both companies reported earnings and provided disappointing forward guidance. Convertible bonds of analytics company Verint Systems declined

1.	See footnote on page 6 for more information on the BofA Merrill Lynch All U.S. Convertibles Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

after the company provided earnings guidance for 2016 that was well below investor expectations.

Did the Fund make any significant purchases and sales during the reporting period?

During the reporting period, noteworthy purchases included convertible preferred shares of oil and gas producer Hess and software developer ServiceNow. The Fund increased its position in Medicare health maintenance organization (HMO) Molina Healthcare.

The Fund sold several positions because of either disappointing results or deteriorating fundamentals. These sales included convertible bonds of drug company Horizon Pharmaceutical, Internet company HomeAway and health care products company Insulet.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its weightings in the financial, health care and information technology sectors.

Over the same period, the Fund increased its weightings in the industrials, consumer staples, energy and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the BofA Merrill Lynch U.S. All Convertibles Index in the consumer discretionary, energy and industrials sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials and utilities sectors and held neutrally weighted positions in the telecommunication services, information technology, health care and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value

Convertible Securities 92.6%† Convertible Bonds 76.6%
Auto Manufacturers 2.1%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	$7,307,800	$5,320,992
Wabash National Corp. 3.375%, due 5/1/18	8,792,000	11,742,815

		17,063,807

Biotechnology 5.0%
♦BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	15,698,000	18,494,206
Illumina, Inc. (zero coupon), due 6/15/19	4,300,000	4,305,375
0.50%, due 6/15/21	6,977,000	7,221,195
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	4,375,000	4,060,547
Medicines Co. (The) 1.375%, due 6/1/17	4,252,000	5,854,473

		39,935,796

Commercial Services 5.2%
Carriage Services, Inc. 2.75%, due 3/15/21	6,573,000	7,895,816
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	15,125,000	15,134,453
♦Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,982,000	18,149,559

		41,179,828

Computers 1.5%
SanDisk Corp. 0.50%, due 10/15/20	11,688,000	12,162,825

Finance—Leasing Companies 2.6%
♦Air Lease Corp. 3.875%, due 12/1/18	15,781,000	20,909,825

Health Care—Products 6.5%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	24,058,677
Hologic, Inc. 2.00%, due 3/1/42 (a)	4,120,000	5,219,525
♦Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	22,465,399

		51,743,601

Health Care—Services 3.2%
Anthem, Inc. 2.75%, due 10/15/42	7,160,000	13,939,625
Molina Healthcare, Inc. 1.625%, due 8/15/44	10,151,000	11,381,809

		25,321,434

	Principal Amount	Value

Home Builders 0.9%
Lennar Corp. 3.25%, due 11/15/21	$3,785,000	$7,333,437

Household Products & Wares 3.9%
♦Jarden Corp. 1.875%, due 9/15/18	15,969,000	30,846,551

Insurance 1.1%
MGIC Investment Corp. 2.00%, due 4/1/20	2,918,000	3,556,312
Radian Group, Inc. 2.25%, due 3/1/19	4,321,000	5,482,269

		9,038,581

Internet 4.5%
♦Priceline Group, Inc. (The) 0.35%, due 6/15/20	7,782,000	9,542,677
1.00%, due 3/15/18	12,338,000	18,345,064
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	8,004,424

		35,892,165

Machinery—Diversified 1.3%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	10,295,613

Media 0.8%
Liberty Media Corp. 1.375%, due 10/15/23	5,925,000	5,984,250

Oil & Gas 2.1%
Whiting Petroleum Corp. 1.25%, due 4/1/20 (b)	21,588,000	16,406,880

Oil & Gas Services 4.6%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	11,830,000	10,950,143
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (b)(c)	14,750,000	20,821,100
Newpark Resources, Inc. 4.00%, due 10/1/17	2,523,000	2,299,084
SEACOR Holdings, Inc. 2.50%, due 12/15/27	2,507,000	2,458,427

		36,528,754

Pharmaceuticals 2.3%
Array BioPharma, Inc. 3.00%, due 6/1/20	2,799,000	2,305,676
Depomed, Inc. 2.50%, due 9/1/21	7,180,000	7,947,363

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	$5,832,000	$7,701,885

		17,954,924

Real Estate Investment Trusts 1.6%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	9,324,000	12,651,502

Semiconductors 13.6%
InvenSense, Inc. 1.75%, due 11/1/18	3,946,000	3,691,976
Lam Research Corp. 1.25%, due 5/15/18	6,444,000	8,997,435
Microchip Technology, Inc. 1.625%, due 2/15/25	17,384,000	18,111,955
Micron Technology, Inc. 3.00%, due 11/15/43	7,770,000	5,540,981
NVIDIA Corp. 1.00%, due 12/1/18	8,101,000	14,475,474
NXP Semiconductors N.V. 1.00%, due 12/1/19	15,332,000	17,440,150
ON Semiconductor Corp. 1.00%, due 12/1/20 (b)	9,913,000	9,039,417
2.625%, due 12/15/26	8,111,000	8,653,423
Rambus, Inc. 1.125%, due 8/15/18	3,292,000	3,775,513
♦Xilinx, Inc. 2.625%, due 6/15/17	12,326,000	18,535,223

		108,261,547

Software 10.2%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	8,408,000	8,765,340
Citrix Systems, Inc. 0.50%, due 4/15/19	5,382,000	6,105,206
CSG Systems International, Inc. 4.25%, due 3/15/36 (b)	1,639,000	1,775,242
Medidata Solutions, Inc. 1.00%, due 8/1/18	16,200,000	17,121,375
Proofpoint, Inc. 0.75%, due 6/15/20 (b)	2,051,000	2,104,839
1.25%, due 12/15/18	1,889,000	2,959,827
Red Hat, Inc. 0.25%, due 10/1/19	6,040,000	7,470,725
Salesforce.com, Inc. 0.25%, due 4/1/18	9,409,000	11,890,624
ServiceNow, Inc. (zero coupon), due 11/1/18	6,825,000	7,938,328
Verint Systems, Inc. 1.50%, due 6/1/21	17,084,000	15,439,665

		81,571,171

	Principal Amount	Value

Transportation 3.6%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	$5,819,000	$4,924,329
Echo Global Logistics, Inc. 2.50%, due 5/1/20	8,755,000	8,421,216
XPO Logistics, Inc. 4.50%, due 10/1/17	8,452,000	15,578,092

		28,923,637

Total Convertible Bonds (Cost $570,851,741)		610,006,128

	Shares
Convertible Preferred Stocks 16.0%
Chemicals 1.3%
A. Schulman, Inc. 6.00%	14,423	10,528,790

Food 2.4%
Post Holdings, Inc. 3.75%	60,463	9,424,670
Tyson Foods, Inc. 4.75%	133,648	9,748,285

		19,172,955

Hand & Machine Tools 1.1%
Stanley Black & Decker, Inc. 6.25%	75,479	8,938,223

Insurance 0.4%
Maiden Holdings, Ltd. Series B 7.25%	61,807	2,927,180

Mining 0.4%
Alcoa, Inc. 5.375%	88,185	3,358,085

Oil & Gas 3.2%
♦Hess Corp. 8.00%	243,681	18,524,630
Sanchez Energy Corp. Series A 4.875%	35,932	774,996
Southwestern Energy Co. Series B 6.25%	184,819	5,856,914

		25,156,540

Pharmaceuticals 3.2%
Allergan PLC Series A 5.50%	11,408	9,257,478

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Convertible Preferred Stocks (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd. 7.00%	17,557	$15,818,857

		25,076,335

Real Estate Investment Trusts 3.3%
American Tower Corp. Series A 5.25%	109,017	11,571,064
Crown Castle International Corp. Series A 4.50%	109,784	11,660,708
Welltower, Inc. Series I 6.50%	47,800	2,950,694

		26,182,466

Telecommunications 0.7%
T-Mobile U.S., Inc. 5.50%	85,219	5,778,700

Total Convertible Preferred Stocks (Cost $125,074,034)		127,119,274

Total Convertible Securities (Cost $695,925,775)		737,125,402

Common Stocks 4.6%
Aerospace & Defense 0.7%
United Technologies Corp.	53,105	5,542,569

Airlines 1.3%
Delta Air Lines, Inc.	252,338	10,514,924

Auto Manufacturers 0.5%
General Motors Co.	108,269	3,442,954

Banks 0.7%
Bank of America Corp.	398,621	5,803,922

Internet 0.5%
Expedia, Inc.	33,200	3,843,564

Oil & Gas Services 0.9%
Baker Hughes, Inc.	51,357	2,483,625
Halliburton Co.	113,326	4,681,497

		7,165,122

Total Common Stocks (Cost $38,652,810)		36,313,055

	Number of Warrants	Value
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $18.33 Expires 7/10/19 (d)	1,016	$14,102

Total Warrants (Cost $436)		14,102

	Principal Amount
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $22,607,272 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.01% and a maturity date of 6/8/21, with a Principal Amount of $22,840,000 and a Market Value of $23,061,548)	$22,607,216	22,607,216

Total Short-Term Investment (Cost $22,607,216)		22,607,216

Total Investments (Cost $757,186,237) (e)	100.0%	796,059,775
Other Assets, Less Liabilities	(0.0)‡	(234,470)
Net Assets	100.0%	$795,825,305

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock. As of April 30, 2016, the total market value of this security was $20,821,100, which represented 2.6% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	As of April 30, 2016, cost was $768,964,876 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$87,170,297
Gross unrealized depreciation	(60,075,398)

Net unrealized appreciation	$27,094,899

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$610,006,128	$—	$610,006,128
Convertible Preferred Stocks (b)	116,919,608	10,199,666	—	127,119,274

Total Convertible Securities	116,919,608	620,205,794	—	737,125,402

Common Stocks	36,313,055	—	—	36,313,055
Warrants	14,102	—	—	14,102
Short-Term Investment
Repurchase Agreement	—	22,607,216	—	22,607,216

Total Investments in Securities	$153,246,765	$642,813,010	$—	$796,059,775

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $9,424,670 and $774,996 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $757,186,237)	$796,059,775
Cash	39,806
Receivables:
Dividends and interest	3,048,047
Fund shares sold	2,780,564
Other assets	60,581

Total assets	801,988,773

Liabilities
Payables:
Investment securities purchased	3,335,393
Fund shares redeemed	1,951,727
Manager (See Note 3)	385,634
Transfer agent (See Note 3)	226,122
NYLIFE Distributors (See Note 3)	179,804
Professional fees	40,816
Shareholder communication	31,876
Custodian	4,802
Trustees	1,095
Accrued expenses	6,199

Total liabilities	6,163,468

Net assets	$795,825,305

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$522,209
Additional paid-in capital	761,839,597

762,361,806
Distributions in excess of net investment income	(10,743,372)
Accumulated net realized gain (loss) on investments	5,333,333
Net unrealized appreciation (depreciation) on investments	38,873,538

Net assets	$795,825,305

Class A
Net assets applicable to outstanding shares	$369,848,482

Shares of beneficial interest outstanding	24,263,141

Net asset value per share outstanding	$15.24
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.13

Investor Class
Net assets applicable to outstanding shares	$80,446,698

Shares of beneficial interest outstanding	5,279,791

Net asset value per share outstanding	$15.24
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.13

Class B
Net assets applicable to outstanding shares	$23,389,775

Shares of beneficial interest outstanding	1,540,928

Net asset value and offering price per share outstanding	$15.18

Class C
Net assets applicable to outstanding shares	$82,987,376

Shares of beneficial interest outstanding	5,473,629

Net asset value and offering price per share outstanding	$15.16

Class I
Net assets applicable to outstanding shares	$239,152,974

Shares of beneficial interest outstanding	15,663,407

Net asset value and offering price per share outstanding	$15.27

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,179,130
Dividends (a)	3,284,978

Total income	9,464,108

Expenses
Manager (See Note 3)	2,403,137
Distribution/Service—Class A (See Note 3)	467,184
Distribution/Service—Investor Class (See Note 3)	97,248
Distribution/Service—Class B (See Note 3)	119,764
Distribution/Service—Class C (See Note 3)	422,571
Transfer agent (See Note 3)	660,864
Registration	50,499
Professional fees	49,621
Shareholder communication	44,348
Trustees	10,029
Custodian	6,629
Miscellaneous	16,137

Total expenses	4,348,031

Net investment income (loss)	5,116,077

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,359,714
Net change in unrealized appreciation (depreciation) on investments	(15,335,241)

Net realized and unrealized gain (loss) on investments	(9,975,527)

Net increase (decrease) in net assets resulting from operations	$(4,859,450)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $40,884.

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,116,077	$5,177,856
Net realized gain (loss) on investments	5,359,714	69,105,724
Net change in unrealized appreciation (depreciation) on investments	(15,335,241)	(73,782,641)

Net increase (decrease) in net assets resulting from operations	(4,859,450)	500,939

Dividends and distributions to shareholders:
From net investment income:
Class A	(13,247,540)	(9,959,809)
Investor Class	(2,638,249)	(2,048,298)
Class B	(741,300)	(568,359)
Class C	(2,613,611)	(1,754,966)
Class I	(9,303,287)	(8,710,964)

	(28,543,987)	(23,042,396)

From net realized gain on investments:
Class A	(17,162,761)	(30,640,139)
Investor Class	(3,477,638)	(6,815,824)
Class B	(1,106,480)	(2,397,415)
Class C	(3,897,027)	(7,371,727)
Class I	(11,748,242)	(24,752,815)

	(37,392,148)	(71,977,920)

Total dividends and distributions to shareholders	(65,936,135)	(95,020,316)

Capital share transactions:
Net proceeds from sale of shares	100,192,830	331,439,523
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	56,279,969	77,975,989
Cost of shares redeemed	(196,355,514)	(315,067,713)

Increase (decrease) in net assets derived from capital share transactions	(39,882,715)	94,347,799

Net increase (decrease) in net assets	(110,678,300)	(171,578)

Net Assets
Beginning of period	906,503,605	906,675,183

End of period	$795,825,305	$906,503,605

Undistributed (distributions in excess of) net investment income at end of period	$(10,743,372)	$12,684,538

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$16.51		$18.33	$17.33	$14.79	$15.12	$15.13

Net investment income (loss) (a)	0.10		0.11	0.15	0.18	0.29	0.33
Net realized and unrealized gain (loss) on investments	(0.13)		(0.00)‡	1.59	3.29	0.46	(0.02)

Total from investment operations	(0.03)		0.11	1.74	3.47	0.75	0.31

Less dividends and distributions:
From net investment income	(0.54)		(0.47)	(0.51)	(0.31)	(0.31)	(0.32)
From net realized gain on investments	(0.70)		(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.24)		(1.93)	(0.74)	(0.93)	(1.08)	(0.32)

Net asset value at end of period	$15.24		$16.51	$18.33	$17.33	$14.79	$15.12

Total investment return (b)	(0.11	%)(c)	0.58%	10.42%	24.78%	5.30%	2.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	% ††	0.62%	0.86%	1.13%	1.96%	2.08%
Net expenses	1.01	% ††	0.99%	0.97%	0.99%	1.00%	0.99%
Portfolio turnover rate	13%		60%	59%	77%	61%	80%
Net assets at end of period (in 000’s)	$369,848		$408,067	$384,987	$391,577	$317,267	$367,398

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$16.50		$18.33	$17.32	$14.79	$15.11	$15.12

Net investment income (loss) (a)	0.09		0.08	0.12	0.15	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.12)		(0.01)	1.60	3.28	0.47	(0.02)

Total from investment operations	(0.03)		0.07	1.72	3.43	0.73	0.28

Less dividends and distributions:
From net investment income	(0.53)		(0.44)	(0.48)	(0.28)	(0.28)	(0.29)
From net realized gain on investments	(0.70)		(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.23)		(1.90)	(0.71)	(0.90)	(1.05)	(0.29)

Net asset value at end of period	$15.24		$16.50	$18.33	$17.32	$14.79	$15.11

Total investment return (b)	(0.13	%)(c)	0.40%	10.21%	24.42%	5.07%	1.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16	% ††	0.45%	0.67%	0.93%	1.74%	1.89%
Net expenses	1.18	% ††	1.15%	1.16%	1.22%	1.22%	1.19%
Portfolio turnover rate	13%		60%	59%	77%	61%	80%
Net assets at end of period (in 000’s)	$80,447		$82,052	$85,850	$86,136	$80,378	$85,747

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$16.45		$18.30	$17.37	$14.84	$15.15	$15.16

Net investment income (loss) (a)	0.03		(0.05)	(0.01)	0.03	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.13)		0.01	1.59	3.29	0.47	(0.02)

Total from investment operations	(0.10)		(0.04)	1.58	3.32	0.62	0.16

Less dividends and distributions:
From net investment income	(0.47)		(0.35)	(0.42)	(0.17)	(0.16)	(0.17)
From net realized gain on investments	(0.70)		(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.17)		(1.81)	(0.65)	(0.79)	(0.93)	(0.17)

Net asset value at end of period	$15.18		$16.45	$18.30	$17.37	$14.84	$15.15

Total investment return (b)	(0.51	%)(c)	(0.36%)	9.41%	23.50%	4.31%	1.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41	% ††	(0.30%)	(0.08%)	0.19%	0.99%	1.13%
Net expenses	1.93	% ††	1.90%	1.91%	1.97%	1.97%	1.94%
Portfolio turnover rate	13%		60%	59%	77%	61%	80%
Net assets at end of period (in 000’s)	$23,390		$26,537	$29,765	$32,629	$33,103	$43,420

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$16.43		$18.29	$17.36	$14.82	$15.14	$15.15

Net investment income (loss) (a)	0.03		(0.05)	(0.01)	0.03	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.13)		(0.00)‡	1.59	3.30	0.46	(0.02)

Total from investment operations	(0.10)		(0.05)	1.58	3.33	0.61	0.16

Less dividends and distributions:
From net investment income	(0.47)		(0.35)	(0.42)	(0.17)	(0.16)	(0.17)
From net realized gain on investments	(0.70)		(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.17)		(1.81)	(0.65)	(0.79)	(0.93)	(0.17)

Net asset value at end of period	$15.16		$16.43	$18.29	$17.36	$14.82	$15.14

Total investment return (b)	(0.57	%)(c)	(0.30%)	9.35%	23.60%	4.24%	1.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41	% ††	(0.30%)	(0.08%)	0.19%	0.98%	1.13%
Net expenses	1.93	% ††	1.90%	1.91%	1.97%	1.97%	1.94%
Portfolio turnover rate	13%		60%	59%	77%	61%	80%
Net assets at end of period (in 000’s)	$82,987		$91,833	$92,118	$78,135	$75,372	$90,273

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$16.54		$18.36	$17.35	$14.81	$15.13	$15.15

Net investment income (loss) (a)	0.12		0.15	0.20	0.22	0.33	0.38
Net realized and unrealized gain (loss) on investments	(0.13)		(0.00)‡	1.60	3.29	0.47	(0.04)

Total from investment operations	(0.01)		0.15	1.80	3.51	0.80	0.34

Less dividends and distributions:
From net investment income	(0.56)		(0.51)	(0.56)	(0.35)	(0.35)	(0.36)
From net realized gain on investments	(0.70)		(1.46)	(0.23)	(0.62)	(0.77)	—

Total dividends and distributions	(1.26)		(1.97)	(0.79)	(0.97)	(1.12)	(0.36)

Net asset value at end of period	$15.27		$16.54	$18.36	$17.35	$14.81	$15.13

Total investment return (b)	0.02	%(c)	0.84%	10.74%	25.05%	5.56%	2.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57	% ††	0.87%	1.11%	1.37%	2.21%	2.33%
Net expenses	0.76	% ††	0.74%	0.72%	0.74%	0.75%	0.74%
Portfolio turnover rate	13%		60%	59%	77%	61%	80%
Net assets at end of period (in 000’s)	$239,153		$298,015	$313,955	$258,279	$180,257	$242,147

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

21

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation

22	MainStay Convertible Fund

methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

23

Notes to Financial Statements (Unaudited) (continued)

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, may be more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2016, the effective management fee rate was 0.59%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $2,403,137.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

24	MainStay Convertible Fund

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $30,273 and $9,931, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $967, $3, $10,654 and $3,516, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$232,474
Investor Class	114,394
Class B	35,224
Class C	124,281
Class I	154,491

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$36,755,541
Long-Term Capital Gain	58,264,775
Total	$95,020,316

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $99,351 and $139,459, respectively.

25

Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,017,023	$30,619,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,934,264	29,302,409
Shares redeemed	(4,430,014)	(66,335,400)

Net increase (decrease) in shares outstanding before conversion	(478,727)	(6,413,904)
Shares converted into Class A (See Note 1)	110,245	1,555,662
Shares converted from Class A (See Note 1)	(83,805)	(1,241,991)

Net increase (decrease)	(452,287)	$(6,100,233)

Year ended October 31, 2015:
Shares sold	7,918,892	$135,337,499
Shares issued to shareholders in reinvestment of dividends and distributions	2,343,504	38,922,718
Shares redeemed	(6,688,098)	(113,357,313)

Net increase (decrease) in shares outstanding before conversion	3,574,298	60,902,904
Shares converted into Class A (See Note 1)	373,695	6,443,999
Shares converted from Class A (See Note 1)	(233,476)	(3,800,236)

Net increase (decrease)	3,714,517	$63,546,667

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	179,485	$2,706,641
Shares issued to shareholders in reinvestment of dividends and distributions	401,532	6,083,027
Shares redeemed	(337,616)	(5,065,922)

Net increase (decrease) in shares outstanding before conversion	243,401	3,723,746
Shares converted into Investor Class (See Note 1)	147,333	2,209,032
Shares converted from Investor Class (See Note 1)	(82,434)	(1,235,276)

Net increase (decrease)	308,300	$4,697,502

Year ended October 31, 2015:
Shares sold	374,666	$6,375,908
Shares issued to shareholders in reinvestment of dividends and distributions	531,485	8,827,165
Shares redeemed	(643,508)	(10,933,067)

Net increase (decrease) in shares outstanding before conversion	262,643	4,270,006
Shares converted into Investor Class (See Note 1)	349,784	5,751,160
Shares converted from Investor Class (See Note 1)	(325,667)	(5,629,332)

Net increase (decrease)	286,760	$4,391,834

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	75,473	$1,128,690
Shares issued to shareholders in reinvestment of dividends and distributions	107,765	1,628,882
Shares redeemed	(170,630)	(2,535,424)

Net increase (decrease) in shares outstanding before conversion	12,608	222,148
Shares converted from Class B (See Note 1)	(85,341)	(1,287,427)

Net increase (decrease)	(72,733)	$(1,065,279)

Year ended October 31, 2015:
Shares sold	228,782	$3,884,262
Shares issued to shareholders in reinvestment of dividends and distributions	158,187	2,627,544
Shares redeemed	(234,772)	(3,951,978)

Net increase (decrease) in shares outstanding before conversion	152,197	2,559,828
Shares converted from Class B (See Note 1)	(164,819)	(2,765,591)

Net increase (decrease)	(12,622)	$(205,763)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	496,699	$7,525,212
Shares issued to shareholders in reinvestment of dividends and distributions	338,000	5,102,124
Shares redeemed	(951,269)	(14,140,059)

Net increase (decrease)	(116,570)	$(1,512,723)

Year ended October 31, 2015:
Shares sold	1,186,806	$19,988,767
Shares issued to shareholders in reinvestment of dividends and distributions	423,024	7,017,965
Shares redeemed	(1,057,378)	(17,837,122)

Net increase (decrease)	552,452	$9,169,610

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	3,877,188	$58,213,200
Shares issued to shareholders in reinvestment of dividends and distributions	933,797	14,163,527
Shares redeemed	(7,169,785)	(108,278,709)

Net increase (decrease)	(2,358,800)	$(35,901,982)

Year ended October 31, 2015:
Shares sold	9,725,437	$165,853,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,237,516	20,580,597
Shares redeemed	(10,042,852)	(168,988,233)

Net increase (decrease)	920,101	$17,445,451

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Convertible Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

28	MainStay Convertible Fund

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates , including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

30	MainStay Convertible Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695310 MS164-16	MSC10-06/16 (NYLIM) NL005

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.68 0.86%	–7.78 –2.41%	5.83 7.03%	5.06 5.66%	1.02 1.02
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.81 0.73	–7.97 –2.61	5.56 6.77	4.85 5.44	1.18 1.18
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.39 0.41	–7.84 –3.28	5.66 5.98	4.66 4.66	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.55 0.41	–4.20 –3.29	5.99 5.99	4.66 4.66	1.93 1.93
Class I Shares	No Sales Charge		0.93	–2.19	7.29	5.97	0.77
Class R2 Shares[4]	No Sales Charge		0.82	–2.49	6.62	5.34	1.12
Class R3 Shares[5]	No Sales Charge		0.63	–2.87	6.41	5.08	1.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 27, 2015, include the historical performance of Class B shares through February 26, 2015. The performance for these newer share classes is adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for these newer share classes would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class B shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[6]	–1.05%	–4.17%	5.96%	4.13%
Barclays U.S. Aggregate Bond Index[7]	2.82	2.72	3.60	4.95
Blended Benchmark Index[8]	0.99	–0.51	5.02	4.91
Average Lipper Flexible Portfolio Fund[9]	–0.27	–4.97	3.10	4.08

6.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The Blended Benchmark Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. The Fund has selected the Blended Benchmark Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.	The Average Lipper Flexible Portfolio Fund is representative of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,008.60	$5.09	$1,019.80	$5.12

Investor Class Shares	$1,000.00	$1,007.30	$5.84	$1,019.00	$5.87

Class B Shares	$1,000.00	$1,004.10	$9.57	$1,015.30	$9.62

Class C Shares	$1,000.00	$1,004.10	$9.57	$1,015.30	$9.62

Class I Shares	$1,000.00	$1,009.30	$3.85	$1,021.00	$3.87

Class R2 Shares	$1,000.00	$1,008.20	$5.59	$1,019.30	$5.62

Class R3 Shares[2,3]	$1,000.00	$1,062.10	$2.35	$1,006.10	$2.29

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.02% for Class A, 1.17% for Investor Class, 1.92% for Class B and Class C, 0.77% for Class I, 1.12% for Class R2 and 1.37% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 for Class A, Investor Class, Class B, Class C, Class I and Class R2 (to reflect the six-month period) and 61 days for Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.87 for Class R3 and the ending account value would have been $1,018.10 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Portfolio Composition as of April 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	Iron Mountain, Inc.

3.	WEC Energy Group, Inc.

4.	Welltower, Inc.

5.	PPL Corp.
6.	National Grid PLC

7.	BCE, Inc.

8.	Philip Morris International, Inc.

9.	Terna Rete Elettrica Nazionale S.p.A.

10.	AT&T, Inc.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Income Builder Fund returned 0.86% for Class A shares, 0.73% for Investor Class shares and 0.41% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned 0.93%, Class R2 shares returned 0.82% and Class R3 shares1 returned 0.63%. For the six months ended April 30, 2016, all share classes outperformed the –1.05% return of the MSCI World Index,2 which is the Fund’s primary benchmark, and underperformed the 2.82% return of the Barclays U.S. Aggregate Bond Index,2 which is a secondary benchmark for the Fund (formerly an additional benchmark). For the six months ended April 30, 2016, all share classes underperformed the 0.99% return of the Blended Benchmark Index (formerly known as the Income Builder Composite Index),2 which is an additional benchmark for the Fund. Over the same period, all share classes outperformed the –0.27% return of the Average Lipper3 Flexible Portfolio Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 29, 2016, the Barclay’s U.S. Aggregate Bond Index was added as a secondary benchmark for the Fund and the Russell 1000® Index4 was removed. Also, the name of the Income Builder Composite Index was changed to the Blended Benchmark Index.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

In order to increase the Fund’s beta,5 the fixed-income portion of the Fund held several equity futures positions that detracted from the Fund’s performance. These losses were partially offset by the use of U.S. Treasury futures in the fixed-income portion of the Fund. Overall, however, the use of derivatives made a negative contribution to the Fund’s performance. (Contributions take weightings and total returns into account.)

What factors affected the relative performance in the equity portion of the Fund during the reporting period?

The equity portion of the Fund had a positive return for the six months ended April 30, 2016, and outperformed the MSCI

World Index. This portion of the Fund seeks to invest in a diversified group of companies that achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. During the reporting period, the most significant contributor to relative results in the equity portion of the Fund was stock selection in the financials sector. Overweight positions in the utilities and telecommunication services sectors, which are traditionally known as strong shareholder-yield sectors, also contributed significantly to relative results. From a regional perspective, stock selection in the United States proved strong and contributed positively to relative results. These gains were partially offset by stock selection in the energy and materials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Among the stocks with the strongest positive contributions to absolute performance were Iron Mountain, WEC Energy and AT&T. Iron Mountain is a document management/storage company that is classified as a real estate investment trust (REIT) and is more interest rate sensitive than many other companies. Its shares outperformed when the Federal Reserve signaled that it would seek to raise the federal funds target range more slowly than originally anticipated. Management also guided to improved results when it became clear that the company would acquire Recall, a move that could boost cash generation and support an increase in the pace of free cash flow growth at the company. The dividend remained well supported, and management guidance pointed to increased returns should cash flow continue to increase. WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. WEC Energy Group was formed after Wisconsin Energy Corporation completed its acquisition of Integrys Energy Group in June 2015. Electric utilities advanced during the reporting period, and WEC shares outperformed as the company’s strong management team continued to execute well on its integration plan. Declining interest rates also helped share performance for the company and the utilities sector in general. AT&T is the largest pay TV and second-largest mobile telecommunication services provider in the United States. The stock benefited as investors focused on the company’s increased cash-generation profile after its DIRECTV acquisition closed,

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

creating a more rational competitive environment. We believed that DIRECTV integration may increase free cash flow generation, augmented by reduced capital intensity. AT&T remained committed to maintaining a strong network—one that would drive cash flow growth through increasing subscribers, lowering customer turnover and allowing for greater pricing power.

The stocks that most substantially detracted from absolute performance in the equity portion of the Fund included Kinder Morgan, ConocoPhillips and Seagate Technology. Kinder Morgan is the largest energy infrastructure company in the United States. It provides pipeline transportation, storage, CO2 supply, and terminal services to other energy companies. Kinder Morgan increased its equity stake in a highly leveraged affiliate in late November 2015, which led Moody’s to change the company’s outlook to negative. The downgrade increased the company’s cost of capital for growth projects. The company’s guidance of over $5 billion in cash flow after maintenance capital expenditures was unchanged, but management chose to significantly reduce the cash dividend and redirect the cash flow to growth projects. The equity portion of the Fund sold its position in the company. ConocoPhillips is an independent exploration and production company that operates in North America, Europe, Asia and the Middle East. It explores, produces, transports and markets crude oil, natural gas, natural gas liquids (NGL), liquefied natural gas (LNG) and bitumen. Falling energy prices have significantly reduced ConocoPhillips’ cash flow and dividend coverage. While the company stated that it was dedicated to preserving its dividend, the equity portion of the Fund exited its position in the company as ConocoPhillips’ balance sheet weakened and the risk of a dividend cut rose. ConocoPhillips did cut its dividend after the Fund sold the position. Seagate is the world’s second-largest hard disk drive manufacturer. Seagate was initially hurt by the slowdown in personal computer sales, and management took steps to right-size capacity. In April, however, prereleased operating results highlighted continued worsening conditions in the data storage device industry. Although the company remains committed to its dividend and shareholder-yield policies, visibility for near-term cash generation significantly diminished. The equity portion of the Fund sold its position in the stock.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the reporting period. Among them were positions in capital markets company BlackRock, pharmaceutical company AbbVie and package delivery company United Parcel Service. All three were added to the equity portion of the Fund because of what we perceived to be favorable shareholder-yield attributes.

Among the positions eliminated from the equity portion of the Fund were the previously discussed positions in Kinder Morgan and ConocoPhillips and crop nutrient company PotashCorp, among others. Kinder Morgan was sold because of changes in the company’s capital allocation policy. ConocoPhillips and PotashCorp were sold over concerns about the sustainability of their respective dividends. ConocoPhillips and PotashCorp both cut their dividends after the equity portion of the Fund sold their shares.

How did the sector weightings in the equity portion of the Fund change during the reporting period?

Sector weights are generally a function of our bottom-up stock-selection process. During the reporting period, the most significant weighting reductions in the equity portion of the Fund were in the energy and materials sectors. Among the sectors with the most significantly increased exposure in the equity portion of the Fund were industrials and health care.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continued to seek attractive returns by investing in a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the equity portion of the Fund having a different composition than the MSCI World Index in terms of types of companies held. At the end of the reporting period, the Index contained many companies that either lacked free cash flow or used their free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Fund may also differ in terms of sector weights.

As of April 30, 2016, the most significantly overweight positions relative to the MSCI World Index in the equity portion of the Fund were in utilities and telecommunication services. As of the same date, the most substantially underweight positions in the equity portion of the Fund were in information technology and consumer discretionary.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, our strategy in the fixed-income portion of the Fund was to maintain long positions in credit, including investment-grade and high-yield bonds. Corporate bonds trailed comparable-duration6 U.S. Treasury securities, with the performance gap more pronounced for

6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Income Builder Fund

below-investment-grade securities. Corporate bond underperformance can be explained by dampened investor confidence due to the sluggish recovery and lower commodity prices. The fixed-income portion of the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in investment-grade and high-yield corporate bonds. Hard-asset industries, such as energy and metals/mining, were among the laggards in the fixed-income portion of the Fund, while higher-quality financials and slightly longer duration bonds performed well. During the reporting period, the fixed-income portion of the Fund reduced its exposure to weaker credit profiles within the energy sector.

Though spread product6 underperformed on a relative basis, there was significant spread compression in the market near the end of the reporting period, as the high-yield market rebounded off mid-February lows. This rebound coincided with a sharp turnaround in energy prices as fears abated that the United States would slip into recession or that China’s economy would grind to a halt. Because the Fund holds high-yield bonds that the Index does not, these variations in high-yield performance had a direct impact on the Fund’s relative performance.

What was the duration strategy of the fixed-income portion of the Fund during the reporting period?

To reduce duration and minimize sensitivity to a flattening yield curve,7 the fixed-income portion of the Fund maintained a shorter duration than that of the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the duration of the fixed-income portion of the Fund was approximately 4.7 years, which was shorter than the 5.5-year duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, a number of factors were considered in positioning the fixed-income portion of the Fund. These factors included inconsistent economic data, global central-bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve. Nevertheless, we believed that corporate bonds—investment-grade and high-yield—warranted an overweight position compared to government-related securities. This positioning was due to the current low-interest-rate environment, significant refinancing in the credit markets, improved balance sheet fundamentals and a favorable supply/demand balance for corporate debt.

For these reasons, no major shifts were made in the positioning of the fixed-income portion of the Fund during the reporting period and the fixed-income portion of the Fund maintained its credit bias. During the reporting period, however, the fixed-income portion of the Fund did reduce its exposure to energy and high-yield bonds as a whole, while moderately increasing exposure to investment-grade credit. The fixed-income portion of the Fund also closed out the rate hedge, but it maintained a duration shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of its exposure to high-yield bonds and, to a lesser degree, bank loans.

Which market segments were the strongest contributors to the performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

In the fixed-income portion of the Fund, the investment-grade credit component was the largest contributor to performance during the reporting period, as longer maturities and higher-quality credits performed better than below-investment-grade credits. Bank loans also performed better than high-yield bonds.

In the Fund’s high-yield bond position, contributors and detractors for the reporting period were defined by a bifurcation in the credit markets. Positions that were the weakest performers in the first half of the reporting period—such as high-yield energy and metals/mining holdings—were the weakest performers overall. The rest of the market, however, held up fairly well compared to commodity-related securities. As energy and commodity prices rebounded toward the end of the reporting period, so did energy and commodity-related bonds.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Fund initiated positions in banking company Huntington Bancshares and building materials company Masco Corp. Huntington Bancshares operates as a holding company for The Huntington National Bank, a strong regional bank that provides commercial, small-business, consumer and mortgage banking services. The Fund purchased the bonds on a new-issue basis, and we felt that they offered an attractive coupon. Masco Corp. designs, manufactures, markets and distributes home-improvement and building products in North America and internationally. We believed that the company had a solid balance sheet and could benefit from a strong housing market.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

11

During the reporting period, the fixed-income portion of the Fund sold bonds of pipeline company Energy Transfer Partners and banking company HSBC. Energy Transfer Partners’ merger with another pipeline operator began to unravel, which had a negative impact on the company’s bonds. The HSBC bonds were contingent convertible bonds, a structure the market did not view favorably after payment concerns arose at another bank. As a result, the fixed-income portion of the Fund exited the position.

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

The Fund witnessed increased bouts of volatility during the reporting period, and we expected this to persist into the near future because of changing market technical conditions and reduced liquidity. Even so, no significant changes were made to the positioning of the fixed-income portion of the Fund. The high-yield component of the fixed-income portion of the Fund pared back exposure to companies with weaker credit profiles. This, in turn, slightly reduced the overall exposure to high-yield securities by the end of the reporting period. The fixed-income portion of the Fund also moderately increased exposure to investment-grade bonds. The duration of the fixed-income portion of the Fund increased during the reporting period, but remained shorter than the duration of the Barclays U.S. Aggregate Bond Index.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2016, the fixed-income portion of the Fund maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in credit, including investment-grade bonds, high-yield bonds and, to a more moderate degree, bank loans. The increased volatility experienced in the third quarter of 2015 created a wider disparity between spreads and defaults, increasing our conviction in our overweight position in high-yield securities. The fixed-income portion of the Fund held underweight positions relative to the Index in sectors that tend to be more interest rate sensitive, such as U.S. Treasury securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 45.7%† Asset-Backed Securities 0.5%
Home Equity 0.5%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$32,264	$32,588
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.493%, due 10/25/36 (b)	202,199	192,580
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	145,572	147,940
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)	15,112	15,224
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.503%, due 5/25/37 (b)	572,912	401,536
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.434%, due 2/25/34 (a)	485,496	487,851
Equity One Mortgage Pass-Through Trust
Series 2003-4, Class AF6 5.333%, due 10/25/34 (a)	89,010	89,632
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)	303,234	300,962
GSAA Home Equity Trust Series 2006-14, Class A1 0.483%, due 9/25/36 (b)	5,567,532	2,845,063
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.533%, due 4/25/37 (b)	3,075	2,154
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.533%, due 3/25/47 (b)	539,004	320,252
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.483%, due 11/25/36 (b)	716,810	316,143
RAMP Trust
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)	12,683	12,714
Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (a)	29,851	30,706
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)	25,742	26,107
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.243%, due 6/25/33 (a)	95,505	97,454

	Principal Amount	Value
Home Equity (continued)
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.543%, due 1/25/37 (b)	$1,104,381	$769,584
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.543%, due 9/25/37 (b)	751,002	327,675
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	74,008	75,751

		6,491,916

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.713%, due 5/25/29 (b)	507,419	489,294

Total Asset-Backed Securities (Cost $8,255,625)		6,981,210

Convertible Bond 0.0%‡
Transportation 0.0%‡
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	760,000	473,100

Total Convertible Bond (Cost $831,935)		473,100

Corporate Bonds 40.3%
Advertising 0.0%‡
Lamar Media Corp. 5.375%, due 1/15/24	625,000	659,375

Aerospace & Defense 0.7%
KLX, Inc. 5.875%, due 12/1/22 (c)	3,485,000	3,506,781
Spirit AeroSystems, Inc. 6.75%, due 12/15/20	1,000,000	1,036,250
TransDigm, Inc. 6.00%, due 7/15/22	1,100,000	1,113,420
7.50%, due 7/15/21	1,220,000	1,275,510
Triumph Group, Inc. 4.875%, due 4/1/21	3,875,000	3,681,250

		10,613,211

Agriculture 0.0%‡
Reynolds American, Inc. 8.125%, due 6/23/19	255,000	304,168

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines 0.8%
American Airlines Group, Inc. 4.625%, due 3/1/20 (c)	$3,700,000	$3,635,250
Continental Airlines, Inc.
Class A 7.25%, due 5/10/21	1,606,759	1,815,638
Series 2003-ERJ1 7.875%, due 1/2/20	608,186	632,513
U.S. Airways Group, Inc.
Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	1,962,637	2,193,247
Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	1,015,808	1,127,547
UAL 2007-1 Pass-Through Trust 6.636%, due 1/2/24	1,777,224	1,866,086
UAL 2009-1 Pass-Through Trust 10.40%, due 5/1/18	349,661	363,227

		11,633,508

Auto Manufacturers 0.7%
Ford Motor Co. 6.625%, due 10/1/28	1,500,000	1,878,858
7.45%, due 7/16/31	450,000	597,204
8.90%, due 1/15/32	215,000	286,676
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	404,033
General Motors Financial Co., Inc. 3.20%, due 7/13/20	1,800,000	1,825,495
3.25%, due 5/15/18	325,000	332,490
3.45%, due 4/10/22	3,800,000	3,814,041
Navistar International Corp. 8.25%, due 11/1/21	2,425,000	1,733,875

		10,872,672

Auto Parts & Equipment 0.8%
Dana Holding Corp. 5.375%, due 9/15/21	3,780,000	3,865,050
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21	625,000	658,203
MPG Holdco I, Inc. 7.375%, due 10/15/22	3,655,000	3,655,000
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (c)	3,345,000	3,436,988

		11,615,241

Banks 5.1%
Bank of America Corp. 4.875%, due 4/1/44	460,000	506,052
5.00%, due 1/21/44	1,440,000	1,605,077
5.125%, due 12/29/49 (b)	575,000	538,344

	Principal Amount		Value
Banks (continued)
Bank of America Corp. (continued)
5.42%, due 3/15/17		$135,000	$139,529
5.625%, due 7/1/20		645,000	724,810
5.875%, due 2/7/42		500,000	618,915
6.11%, due 1/29/37		1,505,000	1,748,720
6.30%, due 12/29/49 (b)		1,050,000	1,099,875
7.625%, due 6/1/19		1,015,000	1,176,990
8.57%, due 11/15/24		485,000	622,788
Capital One Financial Corp. 5.55%, due 12/29/49 (b)		4,595,000	4,585,810
CIT Group, Inc. 3.875%, due 2/19/19		1,740,000	1,748,700
4.25%, due 8/15/17		340,000	344,888
5.00%, due 8/15/22		1,175,000	1,230,812
5.25%, due 3/15/18		310,000	319,688
6.625%, due 4/1/18 (c)		750,000	790,312
Citigroup, Inc. 4.05%, due 7/30/22		105,000	109,913
4.65%, due 7/30/45		1,685,000	1,801,968
6.30%, due 12/29/49 (b)		2,820,000	2,763,600
6.625%, due 6/15/32		770,000	916,181
6.875%, due 6/1/25		1,715,000	2,131,568
Citizens Financial Group, Inc. 4.30%, due 12/3/25		3,405,000	3,513,201
Discover Bank 8.70%, due 11/18/19		1,064,000	1,238,005
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23		3,045,000	3,155,610
4.80%, due 7/8/44		2,385,000	2,561,624
6.75%, due 10/1/37		3,815,000	4,624,837
Huntington Bancshares, Inc. 3.15%, due 3/14/21		3,535,000	3,622,350
JPMorgan Chase & Co. 4.95%, due 6/1/45		730,000	789,523
6.125%, due 12/29/49 (b)		3,005,000	3,084,332
6.40%, due 5/15/38		820,000	1,108,256
Mellon Capital III 6.369%, due 9/5/66 (b)	GBP	1,950,000	2,842,121
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (Japan) (c)		$2,250,000	2,362,430
Morgan Stanley 4.30%, due 1/27/45		3,075,000	3,122,822
4.875%, due 11/1/22		1,125,000	1,224,007
5.00%, due 11/24/25		2,535,000	2,759,216
5.45%, due 7/29/49 (b)		2,825,000	2,690,812
6.375%, due 7/24/42		490,000	647,466
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24 (United Kingdom)		800,000	783,054
6.125%, due 12/15/22 (United Kingdom)		1,530,000	1,635,841

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Santander Holdings USA, Inc. 2.65%, due 4/17/20	$3,875,000	$3,861,224
Wachovia Corp. 5.50%, due 8/1/35	315,000	355,511
Wells Fargo & Co. 4.90%, due 11/17/45	55,000	59,470
5.375%, due 11/2/43	690,000	786,075
5.90%, due 12/29/49 (b)	2,520,000	2,579,850
Wells Fargo Bank N.A. 5.85%, due 2/1/37	140,000	171,054
Wells Fargo Capital X 5.95%, due 12/1/86	715,000	733,590

		75,836,821

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	4,000,000	4,216,380
Constellation Brands, Inc. 4.25%, due 5/1/23	2,100,000	2,194,500

		6,410,880

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,713,236
Celgene Corp. 3.625%, due 5/15/24	3,600,000	3,750,736

		7,463,972

Building Materials 1.3%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,420,000	4,594,842
Masco Corp. 4.375%, due 4/1/26	1,575,000	1,622,250
Masonite International Corp. 5.625%, due 3/15/23 (c)	3,725,000	3,892,625
Standard Industries, Inc. 5.375%, due 11/15/24 (c)	2,940,000	3,064,950
USG Corp. 6.30%, due 11/15/16	4,695,000	4,826,460
9.75%, due 1/15/18	1,330,000	1,492,925

		19,494,052

Chemicals 0.4%
Ashland, Inc. 4.75%, due 8/15/22	1,890,000	1,900,867
Dow Chemical Co. (The) 4.125%, due 11/15/21	1,605,000	1,762,205
8.55%, due 5/15/19	75,000	89,563
Hexion, Inc. 6.625%, due 4/15/20	870,000	728,625
WR Grace & Co. 5.125%, due 10/1/21 (c)	1,885,000	1,973,595

		6,454,855

	Principal Amount	Value
Commercial Services 0.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (c)	$3,000,000	$2,848,125
5.50%, due 4/1/23	175,000	167,265
Hertz Corp. (The) 5.875%, due 10/15/20	450,000	456,980
7.375%, due 1/15/21	2,245,000	2,315,156
Service Corporation International 5.375%, due 1/15/22	3,600,000	3,771,000
United Rentals North America, Inc. 4.625%, due 7/15/23	1,350,000	1,344,937
5.75%, due 11/15/24	1,600,000	1,622,000
6.125%, due 6/15/23	710,000	736,625

		13,262,088

Computers 0.4%
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,757,820
NCR Corp. 5.00%, due 7/15/22	3,530,000	3,538,825

		6,296,645

Diversified Financial Services 0.1%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	227,543
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (c)	940,000	950,218

		1,177,761

Electric 0.7%
Calpine Corp. 5.75%, due 1/15/25	3,340,000	3,373,400
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	3,405,000	3,656,612
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,263,041
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	913,662
♦WEC Energy Group, Inc. 6.25%, due 5/15/67 (b)	1,554,717	1,282,642

		10,489,357

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,935,000	2,017,237
Scientific Games International, Inc. 7.00%, due 1/1/22 (c)	325,000	331,297

		2,348,534

Finance—Auto Loans 0.3%
Ally Financial, Inc. 3.50%, due 1/27/19	3,250,000	3,229,688
8.00%, due 11/1/31	770,000	922,075

		4,151,763

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Consumer Loans 0.6%
Navient Corp. 8.00%, due 3/25/20	$2,005,000	$2,105,250
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (c)	3,305,000	3,437,200
Springleaf Finance Corp. 5.25%, due 12/15/19	700,000	664,125
6.00%, due 6/1/20	775,000	742,063
7.75%, due 10/1/21	1,765,000	1,742,937

		8,691,575

Finance—Credit Card 0.1%
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,509,834

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC 5.125%, due 1/20/23	722,000	754,978
6.45%, due 6/8/27	1,000,000	1,072,110

		1,827,088

Finance—Leasing Companies 0.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Netherlands)	3,265,000	3,395,600
International Lease Finance Corp. 5.875%, due 4/1/19	1,255,000	1,345,988

		4,741,588

Food 1.4%
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (c)	2,899,000	2,877,988
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (c)	2,123,000	2,348,728
5.00%, due 6/4/42	1,600,000	1,783,771
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (c)	2,530,000	2,574,275
Smithfield Foods, Inc. 6.625%, due 8/15/22	575,000	608,063
7.75%, due 7/1/17	925,000	982,812
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,572,263
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)	4,250,000	4,475,926

		20,223,826

Food Services 0.2%
Aramark Services, Inc. 5.75%, due 3/15/20	2,500,000	2,581,250

	Principal Amount	Value
Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (c)	$2,950,000	$2,961,063

Health Care—Products 1.3%
Alere, Inc. 7.25%, due 7/1/18	3,300,000	3,374,250
Boston Scientific Corp. 2.85%, due 5/15/20	3,740,000	3,825,975
Hologic, Inc. 5.25%, due 7/15/22 (c)	3,545,000	3,713,388
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	1,125,000	917,336
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, due 4/15/20 (c)	1,275,000	1,224,000
5.75%, due 8/1/22 (c)	1,120,000	1,057,000
Stryker Corp. 2.625%, due 3/15/21	2,955,000	3,035,654
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	1,425,000	1,444,256

		18,591,859

Health Care—Services 1.2%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	3,750,000	3,760,912
Cigna Corp. 4.375%, due 12/15/20	270,000	293,374
DaVita HealthCare Partners, Inc. 5.00%, due 5/1/25	2,370,000	2,370,000
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (Germany) (c)	1,985,000	2,183,500
HCA, Inc. 5.00%, due 3/15/24	3,750,000	3,881,250
Tenet Healthcare Corp. 4.134%, due 6/15/20 (b)(c)	2,950,000	2,953,688
6.00%, due 10/1/20	2,750,000	2,915,000

		18,357,724

Home Builders 1.8%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	885,000	820,838
7.25%, due 2/1/23	1,185,000	995,400
CalAtlantic Group, Inc. 5.875%, due 11/15/24	1,345,000	1,422,337
8.375%, due 5/15/18	2,000,000	2,220,000
K. Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	5,435,000	4,853,346
KB Home 7.50%, due 9/15/22	1,660,000	1,694,694

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Lennar Corp. 4.50%, due 6/15/19	$2,400,000	$2,482,500
4.50%, due 11/15/19	750,000	778,594
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,791,250
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (c)	3,320,000	3,344,900
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,447,200
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19	1,000,000	1,002,500
5.875%, due 6/15/24	2,935,000	2,949,675

		26,803,234

Household Products & Wares 0.1%
Spectrum Brands, Inc. 5.75%, due 7/15/25	1,165,000	1,235,657

Housewares 0.4%
Newell Brands, Inc. 3.85%, due 4/1/23	5,750,000	6,012,298

Insurance 3.1%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	3,790,000	4,093,200
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	3,515,000	3,547,883
Chubb Corp. (The) 6.375%, due 3/29/67 (b)	1,660,000	1,427,600
Genworth Holdings, Inc. 4.90%, due 8/15/23	1,910,000	1,365,650
6.15%, due 11/15/66 (b)	1,320,000	369,600
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	4,100,000	4,885,556
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (c)	250,000	261,936
6.50%, due 3/15/35 (c)	220,000	260,953
7.80%, due 3/7/87 (c)	1,760,000	1,922,800
10.75%, due 6/15/88 (b)(c)	750,000	1,095,000
Markel Corp. 5.00%, due 4/5/46	2,350,000	2,421,393
Oil Insurance, Ltd. 3.611%, due 12/29/49 (b)(c)	1,320,000	1,188,000
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	3,252,511
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	3,700,000	3,492,430

	Principal Amount	Value
Insurance (continued)
Protective Life Corp. 8.45%, due 10/15/39	$1,640,000	$2,191,903
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,543,328
Prudential Financial, Inc. 5.625%, due 6/15/43 (b)	1,760,000	1,834,395
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (Switzerland) (b)(c)	1,350,000	1,350,000
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,690,000	2,229,005
Voya Financial, Inc. 5.50%, due 7/15/22	1,860,000	2,087,846
XLIT, Ltd.
4.45%, due 3/31/25 (Ireland)	2,615,000	2,627,853
6.50%, due 10/29/49 (Ireland) (b)	2,120,000	1,484,000

		45,932,842

Internet 0.3%
eBay, Inc. 3.80%, due 3/9/22	3,840,000	4,015,288

Iron & Steel 0.7%
AK Steel Corp. 7.625%, due 10/1/21	2,710,000	2,235,750
8.75%, due 12/1/18	1,900,000	1,961,750
ArcelorMittal 7.25%, due 2/25/22 (Luxembourg)	1,500,000	1,577,812
8.00%, due 10/15/39 (Luxembourg)	2,300,000	2,139,000
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	1,085,000	455,700
5.95%, due 1/15/18	645,000	399,900
United States Steel Corp. 7.375%, due 4/1/20	2,250,000	2,120,625

		10,890,537

Lodging 0.8%
Boyd Gaming Corp. 6.375%, due 4/1/26 (c)	1,465,000	1,497,962
MGM Resorts International 6.75%, due 10/1/20	4,600,000	4,910,500
8.625%, due 2/1/19	80,000	91,000
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	265,000	289,224
7.15%, due 12/1/19	1,900,000	2,200,162
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (c)	1,850,000	1,706,625
5.50%, due 3/1/25 (c)	1,905,000	1,822,847

		12,518,320

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.2%
Terex Corp. 6.00%, due 5/15/21	$440,000	$435,600
6.50%, due 4/1/20	2,400,000	2,401,200

		2,836,800

Machinery—Diversified 0.5%
CNH Industrial Capital LLC 4.875%, due 4/1/21	3,945,000	3,945,000
Zebra Technologies Corp. 7.25%, due 10/15/22	3,210,000	3,475,146

		7,420,146

Media 1.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	1,555,000	1,630,806
CCO Safari II LLC 4.464%, due 7/23/22 (c)	3,890,000	4,136,000
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	3,150,000	3,165,750
DISH DBS Corp. 5.875%, due 7/15/22	2,050,000	1,993,625
iHeartCommunications, Inc. 9.00%, due 3/1/21	3,070,000	2,172,025
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	181,958
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	1,042,420
Time Warner, Inc. 3.60%, due 7/15/25	2,500,000	2,611,447
7.70%, due 5/1/32	300,000	389,781
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (c)	2,050,000	2,085,875

		19,409,687

Mining 0.1%
Aleris International, Inc. 7.875%, due 11/1/20	2,338,000	2,074,975

Miscellaneous—Manufacturing 0.6%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	3,785,000	3,775,538
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	3,180,000	2,766,600
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (Germany) (c)	300,000	389,541
Textron Financial Corp. 6.00%, due 2/15/67 (b)(c)	3,540,000	2,478,000

		9,409,679

	Principal Amount	Value
Oil & Gas 0.9%
CHC Helicopter S.A. 9.25%, due 10/15/20 (Canada)	$2,871,000	$1,277,595
CITGO Petroleum Corp. 6.25%, due 8/15/22 (c)	1,980,000	1,930,500
Denbury Resources, Inc. 6.375%, due 8/15/21	2,550,000	1,657,500
Precision Drilling Corp. 6.50%, due 12/15/21 (Canada)	1,485,000	1,277,100
6.625%, due 11/15/20 (Canada)	635,000	565,944
SM Energy Co. 5.00%, due 1/15/24	1,970,000	1,640,025
6.125%, due 11/15/22	2,240,000	2,027,200
Sunoco, L.P. / Sunoco Finance Corp. 5.50%, due 8/1/20 (c)	2,000,000	2,000,000
6.375%, due 4/1/23 (c)	475,000	482,125

		12,857,989

Oil & Gas Services 0.2%
Basic Energy Services, Inc. 7.75%, due 2/15/19	1,635,000	506,850
PHI, Inc. 5.25%, due 3/15/19	2,005,000	1,848,369

		2,355,219

Packaging & Containers 1.4%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (France) (c)	1,850,000	1,942,500
Ball Corp. 5.00%, due 3/15/22	3,700,000	3,876,120
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23	1,400,000	1,428,000
Crown European Holdings S.A. 4.00%, due 7/15/22 (c)	EUR 2,150,000	2,646,498
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (c)	$1,045,000	1,264,783
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (c)	3,890,000	4,006,700
Reynolds Group Issuer, Inc. 5.75%, due 10/15/20 (New Zealand)	2,000,000	2,075,000
9.875%, due 8/15/19 (New Zealand)	1,110,000	1,147,462
Sealed Air Corp. 4.875%, due 12/1/22 (c)	475,000	494,594
5.50%, due 9/15/25 (c)	1,900,000	2,016,375

		20,898,032

Pharmaceuticals 0.4%
Actavis Funding SCS 3.45%, due 3/15/22	4,050,000	4,149,010

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (c)	$1,688,000	$1,612,040

		5,761,050

Pipelines 1.6%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20 (c)	2,995,000	3,033,150
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (c)	2,710,000	2,472,875
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (c)	3,210,000	3,173,185
Kinder Morgan, Inc. 7.75%, due 1/15/32	950,000	1,023,401
MPLX, L.P. 4.875%, due 6/1/25 (c)	100,000	96,629
5.50%, due 2/15/23 (c)	1,975,000	1,969,950
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	2,770,000	2,231,556
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,873,878
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.25%, due 11/15/23	2,165,000	1,995,870
5.25%, due 5/1/23	2,120,000	2,035,200
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19	1,845,000	1,881,900
5.875%, due 10/1/20	1,725,000	1,759,500

		23,547,094

Private Equity 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	1,195,000	1,139,731
6.00%, due 8/1/20	2,110,000	2,104,936

		3,244,667

Real Estate Investment Trusts 1.3%
Corrections Corporation of America
4.625%, due 5/1/23	810,000	825,187
5.00%, due 10/15/22	3,010,000	3,141,687
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,154,454
5.25%, due 1/15/23	3,510,000	3,896,100
Essex Portfolio, L.P. 3.375%, due 4/15/26	1,490,000	1,507,420
GEO Group, Inc. (The) 5.875%, due 1/15/22	4,000,000	4,080,000

	Principal Amount	Value
Real Estate Investment Trusts (continued)
♦Iron Mountain, Inc. 5.75%, due 8/15/24	$3,300,000	$3,390,750
♦Welltower, Inc. 4.70%, due 9/15/17	290,000	300,707

		19,296,305

Retail 1.6%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,140,000	1,177,381
7.00%, due 5/20/22	1,400,000	1,478,750
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,894,597
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(d)	202,565	223,405
Dollar Tree, Inc. 5.75%, due 3/1/23 (c)	3,550,000	3,790,690
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,750,000	1,793,537
QVC, Inc. 4.85%, due 4/1/24	2,500,000	2,528,202
Signet UK Finance PLC 4.70%, due 6/15/24	3,200,000	3,152,934
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	2,465,000	2,435,420
Tiffany & Co. 3.80%, due 10/1/24	4,715,000	4,879,176
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	409,436

		23,763,528

Semiconductors 1.0%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (c)	400,000	416,000
6.00%, due 1/15/22 (c)	3,200,000	3,392,000
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (c)	4,350,000	4,513,125
Qorvo, Inc. 7.00%, due 12/1/25 (c)	3,740,000	3,833,500
Sensata Technologies B.V. 5.00%, due 10/1/25 (c)	2,990,000	3,004,950

		15,159,575

Software 0.5%
First Data Corp. 5.00%, due 1/15/24 (c)	2,725,000	2,752,250
5.375%, due 8/15/23 (c)	1,150,000	1,188,813
MSCI, Inc. 5.75%, due 8/15/25 (c)	3,610,000	3,840,137

		7,781,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 2.2%
AT&T, Inc. 3.60%, due 2/17/23	$3,800,000	$3,965,091
CenturyLink, Inc. 5.80%, due 3/15/22	4,000,000	3,950,000
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (c)	850,000	871,250
CommScope, Inc. 5.00%, due 6/15/21 (c)	3,090,000	3,136,350
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	990,000	1,090,238
7.625%, due 6/15/21	1,200,000	1,335,000
Inmarsat Finance PLC 4.875%, due 5/15/22 (United Kingdom) (c)	2,680,000	2,546,000
Sprint Communications, Inc. 6.00%, due 11/15/22	1,900,000	1,397,469
Sprint Corp. 7.25%, due 9/15/21	1,300,000	1,049,750
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,515,000	3,697,358
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	315,000	337,050
Telefonica Emisiones SAU 4.57%, due 4/27/23 (Spain)	2,552,000	2,808,093
5.462%, due 2/16/21 (Spain)	395,000	449,146
♦Verizon Communications, Inc.
4.862%, due 8/21/46	2,250,000	2,411,348
5.15%, due 9/15/23	2,325,000	2,673,966
5.85%, due 9/15/35	1,005,000	1,198,023

		32,916,132

Transportation 0.4%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (Germany) (c)	186,000	188,790
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	215,000	136,794
5.875%, due 4/1/20	1,700,000	1,100,750
XPO Logistics, Inc. 6.50%, due 6/15/22 (c)	3,950,000	3,846,510

		5,272,844

Total Corporate Bonds (Cost $602,225,959)		599,983,808

Foreign Bonds 0.3%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP 1,186,000	2,156,313

	Principal Amount	Value
Packaging & Containers 0.1%
Rexam PLC 6.75%, due 6/29/67 (United Kingdom) (b)	EUR 1,250,000	$1,443,336

Total Foreign Bonds (Cost $3,666,284)		3,599,649

Loan Assignments 4.3% (e)
Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	$1,744,414	1,745,867

Commercial Services 0.1%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21	1,815,068	1,760,616

Entertainment 0.1%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	2,443,750	2,403,531

Health Care—Products 0.1%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,303,963	2,183,484

Health Care—Services 0.5%
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	5,279,330	5,248,974
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.00%, due 12/31/23	1,700,000	1,700,000

		6,948,974

Household Products & Wares 0.9%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22 (Canada)	9,950,000	9,626,625
Prestige Brands, Inc. Term Loan B3 3.522%, due 9/3/21	3,271,841	3,277,976

		12,904,601

Iron & Steel 0.6%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	8,578,431	8,492,647

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Machinery—Construction & Mining 0.1%
Terex Corp. 2015 USD Term Loan TBD, due 12/7/22	$2,000,000	$1,965,000

Media 0.2%
iHeartCommunications, Inc. Term Loan D 7.185%, due 1/30/19	1,966,831	1,464,676
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.649%, due 6/30/23 (United Kingdom)	1,009,982	1,007,457

		2,472,133

Packaging & Containers 0.5%
Berry Plastics Holding Corp. Term Loan F 4.00%, due 10/1/22	8,120,357	8,136,598

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 4.75%, due 8/5/20	1,378,032	1,338,988

Semiconductors 0.3%
Avago Technologies Cayman, Ltd. 2016 USD Term Loan B1 4.25%, due 2/1/23 (Singapore)	4,025,000	4,027,238

Telecommunications 0.7%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	10,000,000	10,010,420

Total Loan Assignments (Cost $65,216,321)		64,390,097

Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.625%, due 4/10/49 (f)	384,883	390,158
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.669%, due 12/25/36 (b)(c)	172,451	151,511
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.72%, due 6/11/40 (f)	307,391	317,005

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.14%, due 12/10/49 (f)	$169,857	$177,251
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	860,000	969,523
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class A3 5.937%, due 2/15/51 (f)	10,316	10,309
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	460,562	463,984
Morgan Stanley Capital I Trust Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (b)	79,446	79,946
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (b)	500,000	501,668
TimberStar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (c)	280,000	283,694
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	505,396

		3,850,445

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.94%, due 2/25/42 (b)(c)(d)(g)	525,651	446,443
WaMu Mortgage Pass- Through Certificates Series 2006-AR14, Class 1A1 2.191%, due 11/25/36 (f)	514,133	444,046

		890,489

Total Mortgage-Backed Securities (Cost $4,486,151)		4,740,934

U.S. Government & Federal Agencies 0.0%‡
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	803	808
6.50%, due 2/1/27	74	84
6.50%, due 5/1/29	27,577	31,411
6.50%, due 6/1/29	8,556	9,745
6.50%, due 7/1/29	34,177	38,970
6.50%, due 8/1/29	9,635	10,975
6.50%, due 9/1/29	811	923
6.50%, due 6/1/32	3,574	4,206
6.50%, due 1/1/37	2,867	3,331
7.00%, due 3/1/26	160	163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
7.00%, due 9/1/26	$6,000	$6,794
7.00%, due 7/1/32	14,128	16,857
7.50%, due 5/1/32	7,448	8,538

		132,805

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	1,864	1,942
4.50%, due 3/1/21	3,489	3,594
6.00%, due 4/1/19	644	733
7.00%, due 10/1/37	752	855
7.00%, due 11/1/37	19,863	24,751

		31,875

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	3,018	3,358
5.50%, due 9/15/35	6,888	7,748
6.50%, due 4/15/29	15	17
6.50%, due 8/15/29	19	22
6.50%, due 10/15/31	2,989	3,483
7.00%, due 12/15/25	3,630	3,681
7.00%, due 11/15/27	9,824	11,001
7.00%, due 12/15/27	50,278	56,804
7.00%, due 6/15/28	4,045	4,164
7.50%, due 6/15/26	389	436
7.50%, due 10/15/30	17,525	18,430
8.00%, due 9/15/26	125	126
8.00%, due 10/15/26	4,688	5,127
8.50%, due 11/15/26	19,747	20,123

		134,520

Total U.S. Government & Federal Agencies (Cost $264,715)		299,200

Total Long-Term Bonds (Cost $684,946,990)		680,467,998

	Shares
Common Stocks 44.1%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	1,186,080	8,271,809
Lockheed Martin Corp.	24,750	5,751,405

		14,023,214

Agriculture 3.6%
Altria Group, Inc.	166,733	10,455,826
British American Tobacco PLC (United Kingdom)	158,797	9,675,500
Imperial Brands PLC (United Kingdom)	205,765	11,179,809
♦Philip Morris International, Inc.	123,748	12,142,154
Reynolds American, Inc.	212,864	10,558,054

		54,011,343

	Shares	Value
Auto Manufacturers 0.5%
Daimler A.G. Registered (Germany)	111,185	$7,726,591

Banks 1.5%
Commonwealth Bank of Australia (Australia)	79,660	4,475,478
Svenska Handelsbanken AB Class A (Sweden)	462,990	6,163,245
Wells Fargo & Co.	109,250	5,460,315
Westpac Banking Corp. (Australia)	270,894	6,395,500

		22,494,538

Beverages 0.9%
Coca-Cola Co. (The)	93,350	4,182,080
Diageo PLC (United Kingdom)	180,700	4,873,993
PepsiCo., Inc.	43,560	4,484,938

		13,541,011

Chemicals 1.5%
Agrium, Inc. (Canada)	44,095	3,797,461
BASF S.E. (Germany)	85,664	7,077,165
Dow Chemical Co. (The)	151,405	7,965,417
Yara International ASA (Norway)	101,610	4,068,514

		22,908,557

Commercial Services 0.7%
Automatic Data Processing, Inc.	51,220	4,529,897
R.R. Donnelley & Sons Co.	372,480	6,481,152

		11,011,049

Cosmetics & Personal Care 0.8%
Procter & Gamble Co. (The)	62,895	5,039,148
Unilever PLC (United Kingdom)	143,160	6,389,353

		11,428,501

Electric 5.8%
Ameren Corp.	169,305	8,126,640
Duke Energy Corp.	146,853	11,569,079
Entergy Corp.	127,795	9,607,628
♦PPL Corp.	363,040	13,664,826
Southern Co. (The)	112,995	5,661,049
SSE PLC (United Kingdom)	319,015	7,038,549
TECO Energy, Inc.	180,435	5,010,680
♦Terna Rete Elettrica Nazionale S.p.A. (Italy)	2,131,120	12,015,741
♦WEC Energy Group, Inc.	224,491	13,067,621

		85,761,813

Electrical Components & Equipment 0.3%
Emerson Electric Co.	92,770	5,068,025

Engineering & Construction 0.6%
Vinci S.A. (France)	116,095	8,672,655

Entertainment 0.4%
Regal Entertainment Group Class A	249,300	5,197,905

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Environmental Controls 0.3%
Waste Management, Inc.	84,820	$4,986,568

Finance—Other Services 0.6%
CME Group, Inc.	56,340	5,178,209
Singapore Exchange, Ltd. (Singapore)	748,986	4,193,676

		9,371,885

Food 0.7%
Nestle S.A. Registered (Switzerland)	52,915	3,943,941
Orkla ASA (Norway)	688,920	6,014,900

		9,958,841

Gas 1.2%
Gas Natural SDG S.A. (Spain)	231,630	4,817,867
♦National Grid PLC (United Kingdom)	946,760	13,484,986

		18,302,853

Health Care—Services 0.3%
Sonic Healthcare, Ltd. (Australia)	253,570	3,744,213

Household Products & Wares 0.5%
Kimberly-Clark Corp.	58,065	7,269,157

Insurance 2.1%
Allianz S.E. Registered (Germany)	32,740	5,557,737
Arthur J. Gallagher & Co.	81,090	3,733,384
AXA S.A. (France)	275,450	6,943,622
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Germany)	58,070	10,768,554
SCOR S.E. (France)	138,216	4,705,988

		31,709,285

Investment Management/Advisory Services 0.3%
BlackRock, Inc.	12,175	4,338,318

Media 0.6%
ION Media Networks, Inc. (d)(g)(h)(i)	12	6,425
Shaw Communications, Inc. Class B (Canada)	229,920	4,254,995
Vivendi S.A. (France)	201,458	3,866,189

		8,127,609

Miscellaneous—Manufacturing 0.8%
Eaton Corp. PLC	82,235	5,203,008
Siemens A.G. Registered (Germany)	68,390	7,135,607

		12,338,615

Oil & Gas 3.1%
Exxon Mobil Corp.	69,705	6,161,922
Occidental Petroleum Corp.	126,630	9,706,189
Royal Dutch Shell PLC Class A, Sponsored ADR (Netherlands)	179,295	9,482,913
Statoil ASA (Norway)	609,835	10,777,588

	Shares	Value
Oil & Gas (continued)
Total S.A. (France)	205,188	$10,321,380

		46,449,992

Pharmaceuticals 3.1%
AbbVie, Inc.	96,560	5,890,160
AstraZeneca PLC, Sponsored ADR (United Kingdom)	288,290	8,348,878
GlaxoSmithKline PLC (United Kingdom)	473,820	10,100,986
Johnson & Johnson	40,505	4,539,800
Merck & Co., Inc.	90,209	4,947,061
Pfizer, Inc.	125,470	4,104,124
Roche Holding A.G. (Switzerland)	17,935	4,533,762
Sanofi (France)	40,975	3,383,289

		45,848,060

Pipelines 0.3%
Enterprise Products Partners, L.P.	161,080	4,299,225

Real Estate Investment Trusts 2.8%
Corrections Corporation of America	245,315	7,462,482
♦Iron Mountain, Inc.	308,755	11,278,820
Unibail-Rodamco S.E. (France)	33,840	9,067,151
♦Welltower, Inc.	193,010	13,398,754

		41,207,207

Retail 0.6%
McDonald’s Corp.	74,542	9,428,818

Savings & Loans 0.3%
People’s United Financial, Inc.	307,340	4,763,770

Semiconductors 1.1%
Microchip Technology, Inc.	106,730	5,186,011
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	239,890	5,659,005
Texas Instruments, Inc.	105,310	6,006,882

		16,851,898

Software 0.3%
Microsoft Corp.	82,518	4,115,173

Telecommunications 6.9%
♦AT&T, Inc.	305,162	11,846,389
♦BCE, Inc. (Canada)	267,960	12,566,164
CenturyLink, Inc.	210,926	6,528,160
Cisco Systems, Inc.	180,500	4,961,945
Deutsche Telekom A.G. Registered (Germany)	285,130	4,990,373
Rogers Communications, Inc. Class B (Canada)	289,650	11,265,577
Singapore Telecommunications, Ltd. (Singapore)	1,679,815	4,821,419
Swisscom A.G. Registered (Switzerland)	18,513	9,388,694
Telstra Corp., Ltd. (Australia)	2,091,580	8,524,183

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Telecommunications (continued)
TELUS Corp. (Canada)	150,846	$4,782,541
♦Verizon Communications, Inc.	222,199	11,318,817
Vodafone Group PLC (United Kingdom)	3,612,298	11,569,623

		102,563,885

Transportation 0.7%
Deutsche Post A.G. Registered (Germany)	160,210	4,703,620
United Parcel Service, Inc. Class B	50,100	5,264,007

		9,967,627

Total Common Stocks (Cost $614,558,264)		657,488,201

	Principal Amount
Short-Term Investment 8.2%
Repurchase Agreement 8.2%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $122,817,105 (Collateralized by United States Treasury securities with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $120,175,000 and a Market Value of $125,275,828)	$122,816,798	122,816,798

Total Short-Term Investment (Cost $122,816,798)		122,816,798

Total Investments (Cost $1,422,322,052) (j)	98.0%	1,460,772,997
Other Assets, Less Liabilities	2.0	29,586,206
Net Assets	100.0%	$1,490,359,203
‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2016.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2016, the total market value of these securities was $676,273, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2016.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2016.

(g)	Illiquid security—As of April 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $452,868, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	Restricted security.

(i)	Non-income producing security.

(j)	As of April 30, 2016, cost was $1,421,346,026 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$85,283,728
Gross unrealized depreciation	(45,856,757)

Net unrealized appreciation	$39,426,971

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	CAD	21,918,000	$17,414,588	$54,002
Euro vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	EUR	70,373,000	79,732,609	864,209
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	GBP	33,223,000	48,366,043	178,628

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	CAD	21,918,000	15,688,267	(1,780,322)
Canadian Dollar vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		20,546,000	16,324,228	(51,132)
Euro vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	EUR	70,373,000	80,069,344	(527,474)
Euro vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		72,053,000	81,834,195	(889,078)
Pound Sterling vs. U.S. Dollar	5/10/16	JPMorgan Chase Bank	GBP	33,223,000	47,994,942	(549,729)
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank		31,505,000	45,874,525	(171,237)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(2,872,133)

As of April 30, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Stoxx 50	1,965	June 2016	$66,983,216	$(225,542)
Nikkei 225	595	June 2016	44,345,395	(2,406,456)
Standard & Poor’s 500 Index Mini	1,710	June 2016	176,053,050	6,806,381
United States Treasury Bond	217	June 2016	35,438,812	(388,702)

			$322,820,473	$3,785,681

1.	As of April 30, 2016, cash in the amount of $18,830,899 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2016.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,981,210	$—	$6,981,210
Convertible Bond	—	473,100	—	473,100
Corporate Bonds	—	599,983,808	—	599,983,808
Foreign Bonds	—	3,599,649	—	3,599,649
Loan Assignments (b)	—	62,425,097	1,965,000	64,390,097
Mortgage-Backed Securities (c)	—	4,294,491	446,443	4,740,934
U.S. Government & Federal Agencies	—	299,200	—	299,200

Total Long-Term Bonds	—	678,056,555	2,411,443	680,467,998

Common Stocks (d)	657,481,776	—	6,425	657,488,201
Short-Term Investment
Repurchase Agreement	—	122,816,798	—	122,816,798

Total Investments in Securities	657,481,776	800,873,353	2,417,868	1,460,772,997

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	1,096,839	—	1,096,839
Futures Contracts Long (e)	6,806,381	—	—	6,806,381

Total Other Financial Instruments	6,806,381	1,096,839	—	7,903,220

Total Investments in Securities and Other Financial Instruments	$664,288,157	$801,970,192	$2,417,868	$1,468,676,217

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(3,968,972)	$—	$(3,968,972)
Futures Contracts Long (e)	(3,020,700)	—	—	(3,020,700)

Total Other Financial Instruments	$(3,020,700)	$(3,968,972)	$—	$(6,989,672)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,965,000 is held in Machinery—Construction & Mining within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $446,443 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $6,425 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016 (a)
Long-Term Bonds
Loan Assignments
Machinery—Construction & Mining	$—	$—	$—	$5,000	$1,960,000	$—	$—	$—	$1,965,000	$5,000
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	431,121	—	—	15,322	—	—	—	—	446,443	15,322
Common Stocks
Media	5,215	—	—	1,210	—	—	—	—	6,425	1,210

Total	$436,336	$—	$—	$21,532	$1,960,000	$—	$—	$—	$2,417,868	$21,532

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,422,322,052)	$1,460,772,997
Cash collateral on deposit at broker	18,830,899
Cash denominated in foreign currencies (identified cost $3,479,545)	3,520,836
Receivables:
Dividends and interest	11,281,458
Fund shares sold	5,298,469
Investment securities sold	4,639,085
Other assets	98,172
Unrealized appreciation on foreign currency forward contracts	1,096,839

Total assets	1,505,538,755

Liabilities
Payables:
Variation margin on futures contracts	4,286,648
Fund shares redeemed	3,286,080
Investment securities purchased	1,960,000
Manager (See Note 3)	748,779
NYLIFE Distributors (See Note 3)	368,954
Transfer agent (See Note 3)	358,661
Shareholder communication	66,931
Professional fees	51,565
Custodian	36,833
Trustees	1,231
Accrued expenses	11,671
Interest expense and fees payable	33,227
Unrealized depreciation on foreign currency forward contracts	3,968,972

Total liabilities	15,179,552

Net assets	$1,490,359,203

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$824,215
Additional paid-in capital	1,508,475,182

1,509,299,397
Undistributed net investment income	4,140,197
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(61,288,377)
Net unrealized appreciation (depreciation) on investments and futures contracts	42,236,626
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(4,028,640)

Net assets	$1,490,359,203

Class A
Net assets applicable to outstanding shares	$552,846,568

Shares of beneficial interest outstanding	30,686,892

Net asset value per share outstanding	$18.02
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.07

Investor Class
Net assets applicable to outstanding shares	$156,930,341

Shares of beneficial interest outstanding	8,706,966

Net asset value per share outstanding	$18.02
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.07

Class B
Net assets applicable to outstanding shares	$41,282,862

Shares of beneficial interest outstanding	2,278,610

Net asset value and offering price per share outstanding	$18.12

Class C
Net assets applicable to outstanding shares	$232,893,999

Shares of beneficial interest outstanding	12,877,593

Net asset value and offering price per share outstanding	$18.09

Class I
Net assets applicable to outstanding shares	$506,088,832

Shares of beneficial interest outstanding	27,853,897

Net asset value and offering price per share outstanding	$18.17

Class R2
Net assets applicable to outstanding shares	$289,986

Shares of beneficial interest outstanding	16,106

Net asset value and offering price per share outstanding (a)	$18.01

Class R3
Net assets applicable to outstanding shares	$26,615

Shares of beneficial interest outstanding	1,477

Net asset value and offering price per share outstanding (a)	$18.01

(a)	The difference between the recalculated and stated NAV was caused by rounding.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$17,436,119
Dividends (a)	14,929,804

Total income	32,365,923

Expenses
Manager (See Note 3)	4,472,607
Distribution/Service—Class A (See Note 3)	685,188
Distribution/Service—Investor Class (See Note 3)	189,918
Distribution/Service—Class B (See Note 3)	205,154
Distribution/Service—Class C (See Note 3)	1,123,931
Distribution/Service—Class R2 (See Note 3)	290
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	1,061,044
Shareholder communication	91,207
Registration	77,287
Professional fees	69,053
Custodian	66,222
Interest expense	30,902
Trustees	17,161
Shareholder service (See Note 3)	120
Miscellaneous	37,524

Total expenses	8,127,630

Net investment income (loss)	24,238,293

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(49,403,985)
Futures transactions	3,263,807
Foreign currency transactions	3,695,186

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(42,444,992)

Net change in unrealized appreciation (depreciation) on:
Investments	45,430,437
Futures contracts	(15,235,986)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(5,552,826)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	24,641,625

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(17,803,367)

Net increase (decrease) in net assets resulting from operations	$6,434,926

(a)	Dividends recorded net of foreign withholding taxes in the amount of $894,281.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,238,293	$50,533,559
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(42,444,992)	36,547,082
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	24,641,625	(106,496,141)

Net increase (decrease) in net assets resulting from operations	6,434,926	(19,415,500)

Dividends and distributions to shareholders:
From net investment income:
Class A	(9,753,756)	(20,260,907)
Investor Class	(2,565,757)	(5,497,054)
Class B	(527,776)	(1,264,373)
Class C	(2,934,746)	(5,462,078)
Class I	(9,109,447)	(18,919,025)
Class R2	(4,101)	(1,946)
Class R3	(206)	—

	(24,895,789)	(51,405,383)

From net realized gain on investments:
Class A	(18,546,003)	(21,407,906)
Investor Class	(4,978,803)	(6,933,839)
Class B	(1,339,617)	(2,085,743)
Class C	(7,349,774)	(6,203,537)
Class I	(15,949,232)	(18,852,587)
Class R2	(6,680)	—

	(48,170,109)	(55,483,612)

Total dividends and distributions to shareholders	(73,065,898)	(106,888,995)

Capital share transactions:
Net proceeds from sale of shares	229,508,604	665,174,116
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	66,501,120	97,104,538
Cost of shares redeemed	(274,808,678)	(373,579,040)

Increase (decrease) in net assets derived from capital share transactions	21,201,046	388,699,614

Net increase (decrease) in net assets	(45,429,926)	262,395,119

Net Assets
Beginning of period	1,535,789,129	1,273,394,010

End of period	$1,490,359,203	$1,535,789,129

Undistributed net investment income at end of period	$4,140,197	$4,797,693

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.79		$20.51	$19.83	$17.46	$15.92	$15.58

Net investment income (loss) (a)	0.30		0.68	0.82	0.69	0.67	0.66
Net realized and unrealized gain (loss) on investments	(0.15)		(0.98)	0.96	2.43	1.40	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.15	0.14	(0.06)	0.14	(0.05)

Total from investment operations	0.13		(0.15)	1.92	3.06	2.21	0.96

Less dividends and distributions:
From net investment income	(0.31)		(0.70)	(0.72)	(0.69)	(0.67)	(0.62)
From net realized gain on investments	(0.59)		(0.87)	(0.52)	—	—	—

Total dividends and distributions	(0.90)		(1.57)	(1.24)	(0.69)	(0.67)	(0.62)

Net asset value at end of period	$18.02		$18.79	$20.51	$19.83	$17.46	$15.92

Total investment return (b)	0.86	%(c)	(0.81%)	10.08%	17.90%	14.16%	6.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.44	%††	3.49%	4.06%	3.71%	4.03%	4.05%
Net expenses	1.02	%††	1.02%	1.01%	1.04%	1.06%	1.08%
Portfolio turnover rate	13%		30%	15%	31%	25%	33%
Net assets at end of period (in 000’s)	$552,847		$581,920	$497,591	$397,101	$292,603	$242,939

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.80		$20.52	$19.84	$17.46	$15.93	$15.58

Net investment income (loss) (a)	0.29		0.65	0.78	0.64	0.62	0.60
Net realized and unrealized gain (loss) on investments	(0.16)		(0.99)	0.95	2.44	1.39	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.15	0.14	(0.06)	0.14	(0.05)

Total from investment operations	0.11		(0.19)	1.87	3.02	2.15	0.92

Less dividends and distributions:
From net investment income	(0.30)		(0.66)	(0.67)	(0.64)	(0.62)	(0.57)
From net realized gain on investments	(0.59)		(0.87)	(0.52)	—	—	—

Total dividends and distributions	(0.89)		(1.53)	(1.19)	(0.64)	(0.62)	(0.57)

Net asset value at end of period	$18.02		$18.80	$20.52	$19.84	$17.46	$15.93

Total investment return (b)	0.73	%(c)	(0.97%)	9.83%	17.62%	13.72%	5.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.30	%††	3.34%	3.89%	3.46%	3.73%	3.73%
Net expenses	1.17	%††	1.18%	1.23%	1.32%	1.37%	1.40%
Portfolio turnover rate	13%		30%	15%	31%	25%	33%
Net assets at end of period (in 000’s)	$156,930		$159,798	$165,088	$168,097	$160,758	$163,168

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.89		$20.61	$19.93	$17.54	$15.99	$15.64

Net investment income (loss) (a)	0.23		0.51	0.63	0.51	0.50	0.49
Net realized and unrealized gain (loss) on investments	(0.16)		(0.99)	0.96	2.44	1.40	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.15	0.14	(0.06)	0.14	(0.05)

Total from investment operations	0.05		(0.33)	1.73	2.89	2.04	0.79

Less dividends and distributions:
From net investment income	(0.23)		(0.52)	(0.53)	(0.50)	(0.49)	(0.44)
From net realized gain on investments	(0.59)		(0.87)	(0.52)	—	—	—

Total dividends and distributions	(0.82)		(1.39)	(1.05)	(0.50)	(0.49)	(0.44)

Net asset value at end of period	$18.12		$18.89	$20.61	$19.93	$17.54	$15.99

Total investment return (b)	0.41	%(c)	(1.70%)	8.99%	16.74%	12.87%	5.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56	%††	2.60%	3.14%	2.73%	2.99%	2.98%
Net expenses	1.92	%††	1.93%	1.98%	2.07%	2.12%	2.15%
Portfolio turnover rate	13%		30%	15%	31%	25%	33%
Net assets at end of period (in 000’s)	$41,283		$44,441	$49,283	$51,138	$51,233	$59,225

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.86		$20.58	$19.90	$17.52	$15.97	$15.62

Net investment income (loss) (a)	0.22		0.50	0.60	0.49	0.49	0.48
Net realized and unrealized gain (loss) on investments	(0.15)		(0.98)	0.98	2.45	1.41	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.15	0.15	(0.06)	0.14	(0.05)

Total from investment operations	0.05		(0.33)	1.73	2.88	2.04	0.79

Less dividends and distributions:
From net investment income	(0.23)		(0.52)	(0.53)	(0.50)	(0.49)	(0.44)
From net realized gain on investments	(0.59)		(0.87)	(0.52)	—	—	—

Total dividends and distributions	(0.82)		(1.39)	(1.05)	(0.50)	(0.49)	(0.44)

Net asset value at end of period	$18.09		$18.86	$20.58	$19.90	$17.52	$15.97

Total investment return (b)	0.41	%(c)	(1.70%)	9.01%	16.70%	12.96%	5.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.54	%††	2.58%	3.00%	2.61%	2.88%	2.98%
Net expenses	1.92	%††	1.93%	1.98%	2.07%	2.12%	2.15%
Portfolio turnover rate	13%		30%	15%	31%	25%	33%
Net assets at end of period (in 000’s)	$232,894		$235,811	$131,023	$55,889	$22,444	$10,899

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.95		$20.66	$19.97	$17.57	$16.02	$15.67

Net investment income (loss) (a)	0.33		0.73	0.87	0.74	0.72	0.70
Net realized and unrealized gain (loss) on investments	(0.16)		(0.98)	0.96	2.46	1.40	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.15	0.15	(0.06)	0.14	(0.05)

Total from investment operations	0.15		(0.10)	1.98	3.14	2.26	1.01

Less dividends and distributions:
From net investment income	(0.34)		(0.74)	(0.77)	(0.74)	(0.71)	(0.66)
From net realized gain on investments	(0.59)		(0.87)	(0.52)	—	—	—

Total dividends and distributions	(0.93)		(1.61)	(1.29)	(0.74)	(0.71)	(0.66)

Net asset value at end of period	$18.17		$18.95	$20.66	$19.97	$17.57	$16.02

Total investment return (b)	0.93	%(c)	(0.51%)	10.33%	18.25%	14.41%	6.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.70	%††	3.75%	4.29%	3.97%	4.28%	4.30%
Net expenses	0.77	%††	0.77%	0.76%	0.79%	0.81%	0.83%
Portfolio turnover rate	13%		30%	15%	31%	25%	33%
Net assets at end of period (in 000’s)	$506,089		$513,629	$430,408	$286,425	$204,611	$164,317

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

Class R2	Six months ended April 30, 2016*	Frbruary 27, 2015** through October 31, 2015
Net asset value at beginning of period	$18.78	$20.08

Net investment income (loss) (a)	0.29	0.36
Net realized and unrealized gain (loss) on investments	(0.14)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.20

Total from investment operations	0.13	(0.79)

Less dividends and distributions:
From net investment income	(0.31)	(0.51)
From net realized gain on investments	(0.59)	—

Total dividends and distributions	(0.90)	(0.51)

Net asset value at end of period	$18.01	$18.78

Total investment return (b)(c)	0.82%	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.35%††	2.90%††
Net expenses	1.12%††	1.12%††
Portfolio turnover rate	13%	30%
Net assets at end of period (in 000’s)	$290	$190

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

Class R3	February 29, 2016** through April 30, 2016*
Net asset value at beginning of period	$17.10

Net investment income (loss) (a)	0.10
Net realized and unrealized gain (loss) on investments	0.85
Net realized and unrealized gain (loss) on foreign currency transactions	0.10

Total from investment operations	1.05

Less dividends:
From net investment income	(0.14)

Net asset value at end of period	$18.01

Total investment return (b)(c)	6.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.37%††
Net expenses	1.37%††
Portfolio turnover rate	13%
Net assets at end of period (in 000’s)	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data

35

Notes to Financial Statements (Unaudited) (continued)

obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data

36	MainStay Income Builder Fund

processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, the Fund held a Level 3 security with a value of $1,965,000 that was valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the

Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

37

Notes to Financial Statements (Unaudited) (continued)

Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2016, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a

38	MainStay Income Builder Fund

specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these investments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or

39

Notes to Financial Statements (Unaudited) (continued)

losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Concentration of Risk.  The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAV could go down and you could lose money.

In addition, loan assignments generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also invested in domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

40	MainStay Income Builder Fund

Fair value of derivative instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$6,806,381	$—	$6,806,381
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,096,839	—	—	1,096,839

Total Fair Value		$1,096,839	$6,806,381	$—	$7,903,220

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(2,631,998)	$(388,702)	$(3,020,700)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(3,968,972)	—	—	(3,968,972)

Total Fair Value		$(3,968,972)	$(2,631,998)	$(388,702)	$(6,989,672)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(495,965)	$3,759,772	$3,263,807
Forward Contracts	Net realized gain (loss) on foreign currency transactions	3,572,703	—	—	3,572,703

Total Realized Gain (Loss)		$3,572,703	$(495,965)	$3,759,772	$6,836,510

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(14,716,696)	$(519,290)	$(15,235,986)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(4,428,680)	—	—	(4,428,680)

Total Change in Unrealized Appreciation (Depreciation)		$(4,428,680)	$(14,716,696)	$(519,290)	$(19,664,666)

41

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$286,532,642	$30,523,427	$317,056,069
Futures Contracts Short (a)	$—	$—	$(331,976,533)	$(331,976,533)
Forward Contracts Long (b)	$75,248,274	$—	$—	$75,248,274
Forward Contracts Short	$(168,764,431)	$—	$—	$(168,764,431)

(a)	Positions were open one month during the reporting period.

(b)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of the Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2016, the effective management fee rate was 0.62% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $4,472,607.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

42	MainStay Income Builder Fund

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R2	$116
Class R3	4

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $78,331 and $17,667, respectively.

During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $5,126, $3, $26,092 and $39,539, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$282,406
Investor Class	192,886
Class B	52,097
Class C	285,355
Class I	248,177
Class R2	119
Class R3	4

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$96,409,980	19.1%
Class R2	24,218	8.4
Class R3	26,552	99.8

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$62,132,602
Long-Term Capital Gain	44,756,393
Total	$106,888,995

Note 5–Restricted Securities

As of April 30, 2016, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	4/30/16 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	12	$21	$6,425	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the

43

Notes to Financial Statements (Unaudited) (continued)

Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of U.S. government securities were $0 and $31, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $185,797 and $167,683, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,636,749	$83,070,607
Shares issued to shareholders in reinvestment of dividends and distributions	1,507,667	26,409,436
Shares redeemed	(6,581,380)	(114,621,031)

Net increase (decrease) in shares outstanding before conversion	(436,964)	(5,140,988)
Shares converted into Class A (See Note 1)	235,517	4,075,376
Shares converted from Class A (See Note 1)	(73,565)	(1,313,140)

Net increase (decrease)	(275,012)	$(2,378,752)

Year ended October 31, 2015:
Shares sold	11,978,815	$232,564,766
Shares issued to shareholders in reinvestment of dividends and distributions	2,021,817	38,907,148
Shares redeemed	(7,481,252)	(142,177,899)

Net increase (decrease) in shares outstanding before conversion	6,519,380	129,294,015
Shares converted into Class A (See Note 1)	449,992	8,798,801
Shares converted from Class A (See Note 1)	(270,070)	(4,969,208)

Net increase (decrease)	6,699,302	$133,123,608

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	256,159	$4,521,506
Shares issued to shareholders in reinvestment of dividends and distributions	428,273	7,506,888
Shares redeemed	(475,496)	(8,388,763)

Net increase (decrease) in shares outstanding before conversion	208,936	3,639,631
Shares converted into Investor Class (See Note 1)	178,438	3,184,274
Shares converted from Investor Class (See Note 1)	(179,222)	(3,181,967)

Net increase (decrease)	208,152	$3,641,938

Year ended October 31, 2015:
Shares sold	597,695	$11,699,385
Shares issued to shareholders in reinvestment of dividends and distributions	641,610	12,377,490
Shares redeemed	(928,125)	(17,999,879)

Net increase (decrease) in shares outstanding before conversion	311,180	6,076,996
Shares converted into Investor Class (See Note 1)	482,009	9,039,006
Shares converted from Investor Class (See Note 1)	(340,710)	(6,701,508)

Net increase (decrease)	452,479	$8,414,494

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	182,961	$3,246,743
Shares issued to shareholders in reinvestment of dividends and distributions	97,017	1,709,866
Shares redeemed	(198,637)	(3,530,581)

Net increase (decrease) in shares outstanding before conversion	81,341	1,426,028
Shares converted from Class B (See Note 1)	(154,959)	(2,764,543)

Net increase (decrease)	(73,618)	$(1,338,515)

Year ended October 31, 2015:
Shares sold	502,947	$9,852,271
Shares issued to shareholders in reinvestment of dividends and distributions	160,035	3,114,276
Shares redeemed	(382,243)	(7,404,379)

Net increase (decrease) in shares outstanding before conversion	280,739	5,562,168
Shares converted from Class B (See Note 1)	(319,725)	(6,167,091)

Net increase (decrease)	(38,986)	$(604,923)

44	MainStay Income Builder Fund

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,438,265	$43,079,656
Shares issued to shareholders in reinvestment of dividends and distributions	485,012	8,533,269
Shares redeemed	(2,547,088)	(44,925,637)

Net increase (decrease)	376,189	$6,687,288

Year ended October 31, 2015:
Shares sold	8,160,384	$160,686,108
Shares issued to shareholders in reinvestment of dividends and distributions	495,350	9,573,666
Shares redeemed	(2,521,438)	(48,605,712)

Net increase (decrease)	6,134,296	$121,654,062

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,331,096	$95,462,702
Shares issued to shareholders in reinvestment of dividends and distributions	1,264,686	22,338,846
Shares redeemed	(5,850,949)	(103,342,666)

Net increase (decrease)	744,833	$14,458,882

Year ended October 31, 2015:
Shares sold	12,690,081	$250,178,297
Shares issued to shareholders in reinvestment of dividends and distributions	1,709,758	33,131,319
Shares redeemed	(8,122,322)	(157,391,171)

Net increase (decrease)	6,277,517	$125,918,445

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,853	$102,320
Shares issued to shareholders in reinvestment of dividends and distributions	149	2,609

Net increase (decrease)	6,002	$104,929

Period ended October 31, 2015 (a):
Shares sold	10,070	$193,289
Shares issued to shareholders in reinvestment of dividends and distributions	34	639

Net increase (decrease)	10,104	$193,928

Class R3	Shares	Amount
Period ended April 30, 2016 (b):
Shares sold	1,466	$25,070
Shares issued to shareholders in reinvestment of dividends and distributions	11	206

Net increase (decrease)	1,477	$25,276

(a)	Inception date was February 27, 2015.

(b)	Inception date was February 29, 2016.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, Epoch and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and Epoch and responses from New York Life Investments, Epoch and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and

46	MainStay Income Builder Fund

implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Epoch and MacKay Shields provide to the Fund. The Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisors to the Fund and managing other portfolios. It examined Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch and MacKay Shields. The Board also reviewed Epoch’s and MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments, MacKay Shields, and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, Epoch and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields and Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other

48	MainStay Income Builder Fund

investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

49

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

50	MainStay Income Builder Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1696258 MS164-16	MSIB10-06/16 (NYLIM) NL014

MainStay Global High Income Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.73 6.53%	–1.17 3.49%	2.48 3.42%	5.46 5.95%	1.23 1.23%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.68 6.47	–1.29 3.36	2.32 3.26	5.33 5.82	1.41 1.41
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.13 6.13	–2.21 2.67	2.20 2.50	5.04 5.04	2.16 2.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.13 6.13	1.59 2.56	2.50 2.50	5.05 5.05	2.16 2.16
Class I Shares[4]	No Sales Charge		6.76	3.84	3.70	6.23	0.98

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	5.35%	4.33%	6.30%	7.39%
Average Lipper Emerging Markets Hard Currency Debt Fund[6]	4.39	0.45	3.16	6.17

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The Average Lipper Emerging Markets Hard Currency Debt Fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,065.30	$6.42	$1,018.60	$6.27

Investor Class Shares	$1,000.00	$1,064.70	$7.49	$1,017.60	$7.32

Class B Shares	$1,000.00	$1,061.30	$11.33	$1,013.90	$11.07

Class C Shares	$1,000.00	$1,061.30	$11.33	$1,013.90	$11.07

Class I Shares	$1,000.00	$1,067.60	$5.14	$1,019.90	$5.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.25% for Class A, 1.46% for Investor Class, 2.21% for Class B and Class C and 1.00% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2016 (Unaudited)

Russia	8.1%
Turkey	7.6
Brazil	7.5
Indonesia	6.4
Kazakhstan	5.8
Mexico	5.2
Peru	4.9
Hungary	4.1
Venezuela	3.6
Sri Lanka	3.5
Croatia	3.1
China	3.0
India	2.8
Argentina	2.5
Costa Rica	2.2
El Salvador	2.2
Paraguay	2.2
Dominican Republic	2.1
Panama	2.1
Uruguay	1.9

United Arab Emirates	1.4%
Gabon	1.2
Georgia	1.2
Vietnam	1.2
Belarus	1.1
Ghana	1.1
Ivory Coast	1.0
Nigeria	1.0
South Africa	1.0
Ukraine	1.0
United States	0.9
Hong Kong	0.8
Pakistan	0.8
Senegal	0.7
Cameroon, United Republic of	0.5
Kenya	0.5
France	0.4
Jamaica	0.4
Other Assets, Less Liabilities	3.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Turkey Government International Bond, 6.00%–7.375%, due 2/5/25–2/17/45

2.	KazMunayGas National Co. JSC, 4.40%–5.75%, due 4/30/23–4/30/43

3.	Peruvian Government International Bond, 7.35%, due 7/21/25

4.	Hungary Government International Bond, 6.25%–7.625%, due 1/29/20–3/29/41

5.	Sri Lanka Government International Bond, 6.25%, due 10/4/20
6.	Pertamina Persero PT, 5.625%, due 5/20/43

7.	Croatia Government International Bond, 6.00%–6.375%, due 3/24/21–1/26/24

8.	Brazil Notas do Tesouro Nacional, 10.00%, due 1/1/23–1/1/27

9.	Venezuela Government International Bond, 9.25%, due 5/7/28

10.	Paraguay Government International Bond, 6.10%, due 8/11/44

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Global High Income Fund returned 6.53% for Class A shares, 6.47% for Investor Class shares and 6.13% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned 6.76%. For the six months ended April 30, 2016, all share classes outperformed the 5.35% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index, and the 4.39% return of the Average Lipper2 Emerging Markets Hard Currency Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the JPMorgan EMBI Global Diversified Index resulted primarily from the Fund’s long local-currency positions, implemented through local bonds and currency forwards. The Fund’s exposure to Brazil largely accounted for the remainder of the Fund’s outperformance.

What was the Fund’s duration3 strategy during the reporting period?

Throughout the reporting period, our goal was to maintain the Fund’s duration in line with that of the JPMorgan EMBI Global Diversified Index. As of April 30, 2016, the Fund’s effective duration was 6.95 years, compared to 6.84 years for the JPMorgan EMBI Global Diversified Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, there were many events that had to be considered in positioning the Fund. Among these were inconsistent economic data, global central bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve.4 While volatility remained elevated during the reporting period, we believed that emerging-market debt continued to look attractive because of solid fundamentals in many areas of the market and because of the low interest-rate environment.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The strongest positive contributors to the Fund’s absolute performance during the reporting period were Brazilian sovereign bonds denominated in local currency and U.S. dollar denominated bonds issued by Brazilian companies, especially national oil company PetroBras. (Contributions take weightings and total returns into account.) Although impeachment proceedings against a country’s President are not usually considered good economic news, Brazil has been so battered by political infighting over the last two years—and serious economic mismanagement over the last six years—that the likely removal of President Dilma Rousseff was seen as a possible source of relief. The large depreciation of the Brazilian real over the past two years has also had the desired effect of removing most of Brazil’s large current account deficit, making further depreciation unlikely.

Generally speaking, given the continued flattening of the U.S. yield curve during the reporting period, the Fund’s longer-dated bonds mostly outperformed its shorter-dated bonds. The Fund’s longer-dated Indonesian bonds performed particularly well during the reporting period.

Although some U.S. dollar denominated sovereign bonds, such as those of Croatia, Argentina, Cameroon, Ghana, Kenya, Turkey and Vietnam slightly underperformed the Index, the Fund did not hold any sovereign bonds that were significant detractors from the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index during the reporting period. One corporate bond was particularly weak. CCG, a French oil and gas service provider with extensive exposure to emerging markets, was hurt by the continuing weakness in the price of oil.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period the Fund initiated new positions in South African quasi-sovereign electricity company Eskom, Chinese software maker Tencent, Peruvian copper miner Southern Copper, Russian natural gas provider Gazprom and the government of Ivory Coast.

We also exited the Fund’s position in Czech utility company CE Energy, when the company called its bonds at a large premium. We also sold the Fund’s positions in Ukrainian quasi-sovereign rail operator Short Rail and Peruvian bank BBVA because we no

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

longer believed that the bonds were attractively valued. We also sold the Fund’s entire position in Colombia Telecomm as we sought to limit exposure to the country as a whole, as it struggled with collapsing oil prices.

During the reporting period, the Fund closed its currency forward position in the Argentine peso. We later reopened the position when the currency didn’t depreciate as much as we felt the market priced in and we believed that the position still provided an attractive yield opportunity.

How did the Fund’s sector and country weightings change during the reporting period?

In addition to reopening the long Argentine peso currency forward position, the Fund purchased a locally denominated Mexican government bond, while closing its exposure to the Brazilian real by hedging the currency component of the Fund’s local-bond holdings. We also closed the Fund’s short position in the euro. The Fund’s bond exposures increased significantly in Croatia, Argentina and China, while they decreased in Mexico, Paraguay, Colombia and Guatemala. During the reporting period, we significantly added to the Fund’s emerging-market corporate exposure.

How was the Fund positioned at the end of the reporting period?

In spite of market volatility, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets has not changed. We believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative (though we believe that there is potential for the Federal Reserve to raise the federal funds target range again during the next reporting period). Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of April 30, 2016, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in corporate bonds and had a close-to-neutral duration in relation to the Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.1%† Corporate Bonds 38.2%
Brazil 4.8%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	$1,500,000	$1,552,500
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (a)	2,250,000	2,286,563
Petrobras Global Finance B.V.
5.375%, due 1/27/21	3,000,000	2,666,250
6.85%, due 6/5/15	1,000,000	740,000
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,800,000	1,615,500

		8,860,813

China 3.0%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34	2,000,000	2,049,006
Country Garden Holdings Co., Ltd. 7.50%, due 1/10/23 (a)	1,000,000	1,024,428
Proven Honour Capital, Ltd. Series Reg S 4.125%, due 5/19/25	1,000,000	1,011,040
Tencent Holdings, Ltd. Series Reg S 3.80%, due 2/11/25	1,500,000	1,549,813

		5,634,287

France 0.4%
CGG S.A. 6.875%, due 1/15/22	2,000,000	800,000

Hong Kong 0.8%
MCE Finance, Ltd. 5.00%, due 2/15/21 (a)	1,500,000	1,447,211

India 2.8%
Bharti Airtel International Netherlands B.V. Series Reg S 5.125%, due 3/11/23	2,000,000	2,152,848
Reliance Holding USA, Inc. 5.40%, due 2/14/22 (a)	2,000,000	2,215,866
Vedanta Resources PLC 8.25%, due 6/7/21 (a)	1,005,000	798,975

		5,167,689

Indonesia 4.8%
♦Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	6,183,470

	Principal Amount	Value
Indonesia (continued)
Perusahaan Listrik Negara PT Series Reg S 5.25%, due 10/24/42	$3,000,000	$2,767,500

		8,950,970

Kazakhstan 5.8%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	1,000,000	1,013,300
♦KazMunayGas National Co.
4.40%, due 4/30/23 (a)	6,000,000	5,595,000
5.75%, due 4/30/43 (a)	5,000,000	4,287,500

		10,895,800

Mexico 4.2%
Cemex Finance LLC 6.00%, due 4/1/24 (a)	2,000,000	1,992,500
Comision Federal de Electricidad 4.875%, due 1/15/24 (a)	2,000,000	2,080,000
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)	1,000,000	1,067,492
Petroleos Mexicanos 5.625%, due 1/23/46	3,000,000	2,670,930

		7,810,922

Peru 0.7%
Southern Copper Corp. 5.875%, due 4/23/45	1,500,000	1,375,119

Russia 6.4%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	1,500,000	1,665,990
Gazprom OAO via Gaz Capital S.A. Series Reg S 8.625%, due 4/28/34	1,500,000	1,819,269
Lukoil International Finance B.V. 6.656%, due 6/7/22 (a)	1,000,000	1,080,000
Metalloinvest Finance, Ltd. Series Reg S 5.625%, due 4/17/20	2,000,000	2,024,256
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 6.625%, due 10/14/22 (a)	1,500,000	1,619,625
Novatek OAO via Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)	2,000,000	2,107,500
VimpelCom Holdings B.V. 7.504%, due 3/1/22 (a)	1,500,000	1,601,250

		11,917,890

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
South Africa 1.0%
Eskom Holdings SOC, Ltd. 7.125%, due 2/11/25 (a)	$2,000,000	$1,884,180

Turkey 0.8%
Arcelik A.S. 5.00%, due 4/3/23 (a)	1,500,000	1,462,998

United Arab Emirates 1.4%
Abu Dhabi National Energy Co. PJSC 3.625%, due 1/12/23 (a)	2,750,000	2,692,982

Venezuela 1.3%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	5,000,000	2,325,000

Total Corporate Bonds (Cost $76,070,885)		71,225,861

Government & Federal Agencies 57.9%
Argentina 2.5%
Argentine Republic Government International Bond 7.625%, due 4/22/46 (a)	2,000,000	1,967,000
City of Buenos Aires Argentina 8.95%, due 2/19/21 (a)	1,000,000	1,077,500
Provincia de Buenos Aires 9.125%, due 3/16/24 (a)	1,500,000	1,597,500

		4,642,000

Belarus 1.1%
Belarus International Bond Series Reg S 8.95%, due 1/26/18	2,000,000	2,095,000

Brazil 2.7%
♦Brazil Notas do Tesouro Nacional
Series F 10.00%, due 1/1/23	BRL 11,000,000	2,787,800
Series F 10.00%, due 1/1/27	9,000,000	2,336,671

		5,124,471

Cameroon, United Republic Of 0.5%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	$1,000,000	978,800

	Principal Amount	Value
Costa Rica 2.2%
Costa Rica Government International Bond 7.158%, due 3/12/45 (a)	$2,000,000	$1,865,000
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)	3,000,000	2,250,000

		4,115,000

Croatia 3.1%
♦Croatia Government International Bond Series Reg S 6.00%, due 1/26/24	3,250,000	3,554,687
6.375%, due 3/24/21 (a)	2,000,000	2,189,060

		5,743,747

Dominican Republic 2.1%
Dominican Republic International Bond Series Reg S 7.50%, due 5/6/21	3,500,000	3,832,500

El Salvador 2.2%
El Salvador Government International Bond 7.75%, due 1/24/23 (a)	4,000,000	4,020,000

Gabon 1.2%
Gabon Government International Bond 6.375%, due 12/12/24 (a)	2,596,000	2,267,918

Georgia 1.2%
Georgia Government International Bond Series Reg S 6.875%, due 4/12/21	2,000,000	2,202,500

Ghana 1.1%
Ghana Government International Bond 10.75%, due 10/14/30 (a)	2,000,000	1,967,600

Hungary 4.1%
♦Hungary Government International Bond
6.25%, due 1/29/20	4,250,000	4,733,437
7.625%, due 3/29/41	2,000,000	2,824,700

		7,558,137

Indonesia 1.6%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)	3,000,000	3,043,623

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Government & Federal Agencies (continued)
Ivory Coast 1.0%
Ivory Coast Government International Bond Series Reg S 5.75%, due 12/31/32 (b)	$2,000,000	$1,820,200

Jamaica 0.4%
Jamaica Government International Bond 8.00%, due 6/24/19	650,000	707,688

Kenya 0.5%
Kenya Government International Bond 6.875%, due 6/24/24 (a)	1,000,000	940,100

Mexico 1.0%
Mexican Bonos 7.75%, due 11/13/42	MXN 27,500,000	1,850,641

Nigeria 1.0%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21	$2,000,000	1,950,400

Pakistan 0.8%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)	1,500,000	1,580,120

Panama 2.1%
Panama Government International Bond 6.70%, due 1/26/36	3,058,000	3,914,240

Paraguay 2.2%
♦Paraguay Government International Bond 6.10%, due 8/11/44 (a)	4,000,000	4,080,000

Peru 4.2%
♦Peruvian Government International Bond 7.35%, due 7/21/25	5,800,000	7,763,300

Russia 1.7%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB 230,000,000	3,241,966

	Principal Amount	Value
Senegal 0.7%
Senegal Government International Bond 8.75%, due 5/13/21 (a)	$1,250,000	$1,356,500

Sri Lanka 3.5%
♦Sri Lanka Government International Bond 6.25%, due 10/4/20 (a)	6,500,000	6,623,597

Turkey 6.8%
Turkey Government Bond 7.10%, due 3/8/23	TRY 6,750,000	2,176,019
♦Turkey Government International Bond
6.00%, due 1/14/41	$5,000,000	5,434,200
6.625%, due 2/17/45	2,000,000	2,362,800
7.375%, due 2/5/25	2,225,000	2,697,812

		12,670,831

Ukraine 1.0%
Ukraine Government International Bond Series Reg S 7.75%, due 9/1/26	2,000,000	1,860,400

Uruguay 1.9%
Uruguay Government International Bond 4.375%, due 12/15/28	UYU 124,560,789	3,638,414

Venezuela 2.3%
♦Venezuela Government International Bond Series Reg S 9.25%, due 5/7/28	$11,095,000	4,271,575

Vietnam 1.2%
Vietnam Government International Bond 6.75%, due 1/29/20 (a)	2,000,000	2,225,562

Total Government & Federal Agencies (Cost $114,663,505)		108,086,830

Total Long-Term Bonds (Cost $190,734,390)		179,312,691

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $1,731,915 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.02% and a maturity date of 9/28/21, with a Principal Amount of $1,770,000 and a Market Value of $1,770,000)	$1,731,910	$1,731,910

Total Short-Term Investment (Cost $1,731,910)		1,731,910

Total Investments (Cost $192,466,300) (c)	97.0%	181,044,601
Other Assets, Less Liabilities	3.0	5,563,016
Net Assets	100.0%	$186,607,617
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of April 30, 2016.

(c)	As of April 30, 2016, cost was $192,466,300 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$7,384,325
Gross unrealized depreciation	(18,806,024)

Net unrealized depreciation	$(11,421,699)

As of April 30, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Argentine Peso vs. U.S. Dollar	1/12/17	Barclays Bank PLC	ARS	33,100,000	$2,000,000	$(9,684)
Sterling vs. U.S. Dollar	5/4/16	HSBC Bank USA	GBP	2,000,000	2,893,650	28,652
Euro vs. U.S. Dollar	5/4/16	HSBC Bank USA	EUR	3,000,000	3,234,150	201,100
Euro vs. U.S. Dollar	10/5/16	HSBC Bank USA		2,630,000	2,984,015	42,690
Indonesian Rupiah vs. U.S. Dollar	5/4/16	HSBC Bank USA	IDR	26,600,000,000	1,873,899	142,824
Indonesian Rupiah vs. U.S. Dollar	10/5/16	HSBC Bank USA		26,600,000,000	1,963,824	3,254
Polish Zloty vs. Euro	5/4/16	HSBC Bank USA	PLN	11,200,000	EUR 2,610,601	(55,075)
Polish Zloty vs. Euro	10/5/16	HSBC Bank USA		11,200,000	2,519,458	29,050
Turkish Lira vs. U.S. Dollar	10/5/16	HSBC Bank USA	TRY	5,811,000	$2,000,000	(1,597)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Brazilian Real vs. U.S. Dollar	10/5/16	HSBC Bank USA	BRL	20,000,000	5,230,126	(315,519)
Euro vs. U.S. Dollar	5/4/16	HSBC Bank USA	EUR	3,000,000	3,206,100	(229,150)
Indonesian Rupiah vs. U.S. Dollar	5/4/16	HSBC Bank USA	IDR	26,600,000,000	2,015,152	(1,571)
Polish Zloty vs. Euro	5/4/16	HSBC Bank USA	PLN	11,200,000	EUR 2,535,773	(30,610)
Pound Sterling vs. U.S. Dollar	5/4/16	HSBC Bank USA	GBP	2,000,000	3,017,060	94,758
Pound Sterling vs. U.S. Dollar	10/5/16	HSBC Bank USA		2,000,000	2,895,640	(28,634)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(129,512)

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

BRL—Brazilian Real

EUR—Euro

GBP—British Pound Sterling

IDR—Indonesian Rupiah

MXN—Mexican Peso

PLN—Polish Zloty

RUB—New Russian Ruble

TRY—Turkish Lira

UYU—Uruguayam Peso

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$71,225,861	$—	$71,225,861
Government & Federal Agencies	—	108,086,830	—	108,086,830

Total Long-Term Bonds	—	179,312,691	—	179,312,691

Short-Term Investment
Repurchase Agreement	—	1,731,910	—	1,731,910

Total Investments in Securities	—	181,044,601	—	181,044,601

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	542,328	—	542,328

Total Investments in Securities and Other Financial Instruments	$—	$181,586,929	$—	$181,586,929

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(671,840)	$—	$(671,840)

Total Other Financial Instruments	$—	$(671,840)	$—	$(671,840)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $192,466,300)	$181,044,601
Cash denominated in foreign currencies (identified cost $86,530)	86,511
Receivables:
Investment securities sold	5,849,962
Interest	3,553,760
Fund shares sold	236,914
Other assets	38,011
Unrealized appreciation on foreign currency forward contracts	542,328

Total assets	191,352,087

Liabilities
Payables:
Investment securities purchased	3,213,148
Fund shares redeemed	432,048
Manager (See Note 3)	109,341
Transfer agent (See Note 3)	67,523
NYLIFE Distributors (See Note 3)	61,213
Professional fees	39,935
Custodian	10,849
Shareholder communication	9,464
Trustees	204
Accrued expenses	2,175
Dividend payable	126,730
Unrealized depreciation on foreign currency forward contracts	671,840

Total liabilities	4,744,470

Net assets	$186,607,617

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$188,311
Additional paid-in capital	212,453,813

212,642,124
Distributions in excess of net investment income	(175,377)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(14,330,021)
Net unrealized appreciation (depreciation) on investments	(11,421,699)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(107,410)

Net assets	$186,607,617

Class A
Net assets applicable to outstanding shares	$103,491,201

Shares of beneficial interest outstanding	10,417,305

Net asset value per share outstanding	$9.93
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.40

Investor Class
Net assets applicable to outstanding shares	$25,209,933

Shares of beneficial interest outstanding	2,515,629

Net asset value per share outstanding	$10.02
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.49

Class B
Net assets applicable to outstanding shares	$7,499,076

Shares of beneficial interest outstanding	767,888

Net asset value and offering price per share outstanding	$9.77

Class C
Net assets applicable to outstanding shares	$35,890,120

Shares of beneficial interest outstanding	3,670,464

Net asset value and offering price per share outstanding	$9.78

Class I
Net assets applicable to outstanding shares	$14,517,287

Shares of beneficial interest outstanding	1,459,776

Net asset value and offering price per share outstanding	$9.94

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,758,938

Expenses
Manager (See Note 3)	640,443
Distribution/Service—Class A (See Note 3)	120,147
Distribution/Service—Investor Class (See Note 3)	30,327
Distribution/Service—Class B (See Note 3)	36,799
Distribution/Service—Class C (See Note 3)	175,065
Transfer agent (See Note 3)	188,248
Professional fees	39,229
Registration	36,871
Shareholder communication	21,747
Custodian	14,797
Trustees	2,136
Miscellaneous	6,275

Total expenses	1,312,084

Net investment income (loss)	5,446,854

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,089,843)
Foreign currency transactions	353,633

Net realized gain (loss) on investments and foreign currency transactions	(3,736,210)

Net change in unrealized appreciation (depreciation) on:
Investments	10,027,468
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(543,892)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,483,576

Net realized and unrealized gain (loss) on investments and foreign currency transactions	5,747,366

Net increase (decrease) in net assets resulting from operations	$11,194,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,446,854	$12,881,395
Net realized gain (loss) on investments and foreign currency transactions	(3,736,210)	(12,918,028)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,483,576	(20,477,578)

Net increase (decrease) in net assets resulting from operations	11,194,220	(20,514,211)

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,860,440)	(6,877,345)
Investor Class	(687,203)	(1,500,044)
Class B	(185,656)	(518,158)
Class C	(883,942)	(2,408,638)
Class I	(428,188)	(1,867,520)

	(5,045,429)	(13,171,705)

From net realized gain on investments:
Class A	—	(2,501,548)
Investor Class	—	(521,541)
Class B	—	(226,277)
Class C	—	(1,063,929)
Class I	—	(766,119)

	—	(5,079,414)

From return of capital:
Class A	—	(641,964)
Investor Class	—	(149,976)
Class B	—	(55,741)
Class C	—	(257,923)
Class I	—	(152,478)

	—	(1,258,082)

Total dividends and distributions to shareholders	(5,045,429)	(19,509,201)

Capital share transactions:
Net proceeds from sale of shares	17,918,876	31,891,380
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,251,987	15,588,807
Cost of shares redeemed	(28,158,961)	(90,178,570)

Increase (decrease) in net assets derived from capital share transactions	(5,988,098)	(42,698,383)

Net increase (decrease) in net assets	160,693	(82,721,795)

	2016	2015
Net Assets
Beginning of period	$186,446,924	$269,168,719

End of period	$186,607,617	$186,446,924

Distributions in excess of net investment income at end of period	$(175,377)	$(576,802)

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.60		$11.38	$11.52	$12.62	$11.83	$12.42

Net investment income (loss) (a)	0.30		0.62	0.68	0.68	0.62	0.60
Net realized and unrealized gain (loss) on investments	0.32		(1.51)	(0.14)	(0.93)	1.11	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	0.61		(0.87)	0.54	(0.24)	1.75	0.22

Less dividends and distributions:
From net investment income	(0.28)		(0.63)	(0.65)	(0.86)	(0.64)	(0.65)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)	(0.16)
Return of capital	—		(0.06)	—	—	—	—

Total dividends and distributions	(0.28)		(0.91)	(0.68)	(0.86)	(0.96)	(0.81)

Net asset value at end of period	$9.93		$9.60	$11.38	$11.52	$12.62	$11.83

Total investment return (b)	6.53	%(c)	(7.54%)	4.85%	(1.98%)	15.68%	1.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.41	%††	6.18%	5.88%	5.58%	5.22%	5.03%
Net expenses	1.25	%††	1.23%	1.17%	1.16%	1.17%	1.22%
Portfolio turnover rate	18%		19%	20%	36%	31%	65%
Net assets at end of period (in 000’s)	$103,491		$98,573	$132,654	$152,832	$179,430	$144,272

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.68		$11.46	$11.60	$12.71	$11.90	$12.49

Net investment income (loss) (a)	0.29		0.61	0.66	0.67	0.61	0.59
Net realized and unrealized gain (loss) on investments	0.33		(1.52)	(0.14)	(0.94)	1.12	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	0.61		(0.89)	0.52	(0.26)	1.75	0.21

Less dividends and distributions:
From net investment income	(0.27)		(0.61)	(0.63)	(0.85)	(0.62)	(0.64)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)	(0.16)
Return of capital	—		(0.06)	—	—	—	—

Total dividends and distributions	(0.27)		(0.89)	(0.66)	(0.85)	(0.94)	(0.80)

Net asset value at end of period	$10.02		$9.68	$11.46	$11.60	$12.71	$11.90

Total investment return (b)	6.47	%(c)	(7.66%)	4.64%	(2.18%)	15.52%	1.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.20	%††	6.01%	5.71%	5.49%	5.10%	4.93%
Net expenses	1.46	%††	1.41%	1.34%	1.30%	1.29%	1.32%
Portfolio turnover rate	18%		19%	20%	36%	31%	65%
Net assets at end of period (in 000’s)	$25,210		$25,130	$27,033	$27,918	$27,165	$23,439

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.44		$11.20	$11.35	$12.45	$11.68	$12.28

Net investment income (loss) (a)	0.25		0.52	0.56	0.56	0.51	0.49
Net realized and unrealized gain (loss) on investments	0.33		(1.48)	(0.13)	(0.91)	1.09	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	0.57		(0.94)	0.43	(0.34)	1.62	0.11

Less dividends and distributions:
From net investment income	(0.24)		(0.54)	(0.55)	(0.76)	(0.53)	(0.55)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)	(0.16)
Return of capital	—		(0.06)	—	—	—	—

Total dividends and distributions	(0.24)		(0.82)	(0.58)	(0.76)	(0.85)	(0.71)

Net asset value at end of period	$9.77		$9.44	$11.20	$11.35	$12.45	$11.68

Total investment return (b)	6.13	%(c)	(8.36%)	3.87%	(2.89%)	14.60%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.44	%††	5.24%	4.97%	4.70%	4.35%	4.18%
Net expenses	2.21	%††	2.16%	2.09%	2.05%	2.04%	2.07%
Portfolio turnover rate	18%		19%	20%	36%	31%	65%
Net assets at end of period (in 000’s)	$7,499		$8,111	$12,109	$15,290	$20,101	$21,961

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.45		$11.22	$11.37	$12.46	$11.69	$12.29

Net investment income (loss) (a)	0.25		0.52	0.56	0.56	0.51	0.49
Net realized and unrealized gain (loss) on investments	0.33		(1.49)	(0.13)	(0.90)	1.09	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	0.57		(0.95)	0.43	(0.33)	1.62	0.11

Less dividends and distributions:
From net investment income	(0.24)		(0.54)	(0.55)	(0.76)	(0.53)	(0.55)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)	(0.16)
Return of capital	—		(0.06)	—	—	—	—

Total dividends and distributions	(0.24)		(0.82)	(0.58)	(0.76)	(0.85)	(0.71)

Net asset value at end of period	$9.78		$9.45	$11.22	$11.37	$12.46	$11.69

Total investment return (b)	6.13	%(c)	(8.43%)	3.87%	(2.80%)	14.59%	1.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.44	%††	5.24%	4.97%	4.69%	4.35%	4.18%
Net expenses	2.21	%††	2.16%	2.09%	2.05%	2.04%	2.07%
Portfolio turnover rate	18%		19%	20%	36%	31%	65%
Net assets at end of period (in 000’s)	$35,890		$37,808	$56,199	$68,629	$91,002	$80,351

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.61		$11.39	$11.53	$12.63	$11.84	$12.43

Net investment income (loss) (a)	0.31		0.65	0.71	0.71	0.66	0.63
Net realized and unrealized gain (loss) on investments	0.32		(1.52)	(0.14)	(0.93)	1.10	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.02	(0.00)‡	0.01	0.02	0.03

Total from investment operations	0.62		(0.85)	0.57	(0.21)	1.78	0.25

Less dividends and distributions:
From net investment income	(0.29)		(0.65)	(0.68)	(0.89)	(0.67)	(0.68)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)	(0.16)
Return of capital	—		(0.06)	—	—	—	—

Total dividends and distributions	(0.29)		(0.93)	(0.71)	(0.89)	(0.99)	(0.84)

Net asset value at end of period	$9.94		$9.61	$11.39	$11.53	$12.63	$11.84

Total investment return (b)	6.76	%(c)	(7.30%)	5.11%	(1.73%)	15.95%	2.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.63	%††	6.38%	6.13%	5.86%	5.47%	5.31%
Net expenses	1.00	%††	0.98%	0.92%	0.91%	0.92%	0.97%
Portfolio turnover rate	18%		19%	20%	36%	31%	65%
Net assets at end of period (in 000’s)	$14,517		$16,825	$41,174	$43,678	$48,852	$36,027

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

22	MainStay Global High Income Fund

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended

April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

23

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

24	MainStay Global High Income Fund

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these investments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at

25

Notes to Financial Statements (Unaudited) (continued)

the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(M)  Concentration of Risk.  The Fund’s principal investments include high yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$542,328	$542,328

Total Fair Value		$542,328	$542,328

26	MainStay Global High Income Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(671,840)	$(671,840)

Total Fair Value		$(671,840)	$(671,840)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$730,977	$730,977

Total Realized Gain (Loss)		$730,977	$730,977

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(569,170)	$(569,170)

Total Change in Unrealized Appreciation (Depreciation)		$(569,170)	$(569,170)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$ 14,404,171	$14,404,171
Forward Contracts Short	$(16,697,874)	$(16,697,874)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2016, the effective management fee rate was 0.73% inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $640,443.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

27

Notes to Financial Statements (Unaudited) (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $10,809 and $3,016, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $742, $14, $13,543 and $3,340, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$64,500
Investor Class	41,651
Class B	12,636
Class C	60,097
Class I	9,364

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$5,922,391	5.7%

Note 4–Federal Income Tax

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $10,567,325 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,345	$9,222

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$13,171,711
Long-Term Capital Gain	5,079,408
Return of Capital	1,258,082
Total	$19,509,201

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $31,305 and $34,067, respectively.

28	MainStay Global High Income Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,183,056	$11,120,534
Shares issued to shareholders in reinvestment of dividends and distributions	259,505	2,468,056
Shares redeemed	(1,338,914)	(12,655,345)

Net increase (decrease) in shares outstanding before conversion	103,647	933,245
Shares converted into Class A (See Note 1)	81,842	777,159
Shares converted from Class A (See Note 1)	(36,023)	(349,064)

Net increase (decrease)	149,466	$1,361,340

Year ended October 31, 2015:
Shares sold	1,799,031	$17,961,990
Shares issued to shareholders in reinvestment of dividends and distributions	893,305	8,785,725
Shares redeemed	(3,940,974)	(39,369,178)

Net increase (decrease) in shares outstanding before conversion	(1,248,638)	(12,621,463)
Shares converted into Class A (See Note 1)	67,815	673,223
Shares converted from Class A (See Note 1)	(211,447)	(2,045,040)

Net increase (decrease)	(1,392,270)	$(13,993,280)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	82,288	$788,504
Shares issued to shareholders in reinvestment of dividends and distributions	70,181	672,845
Shares redeemed	(227,144)	(2,172,459)

Net increase (decrease) in shares outstanding before conversion	(74,675)	(711,110)
Shares converted into Investor Class (See Note 1)	70,643	684,381
Shares converted from Investor Class (See Note 1)	(75,878)	(741,375)

Net increase (decrease)	(79,910)	$(768,104)

Year ended October 31, 2015:
Shares sold	232,196	$2,336,797
Shares issued to shareholders in reinvestment of dividends and distributions	215,625	2,135,643
Shares redeemed	(453,712)	(4,564,154)

Net increase (decrease) in shares outstanding before conversion	(5,891)	(91,714)
Shares converted into Investor Class (See Note 1)	297,117	2,924,492
Shares converted from Investor Class (See Note 1)	(53,620)	(537,370)

Net increase (decrease)	237,606	$2,295,408

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	45,324	$426,949
Shares issued to shareholders in reinvestment of dividends and distributions	17,904	167,345
Shares redeemed	(114,730)	(1,062,964)

Net increase (decrease) in shares outstanding before conversion	(51,502)	(468,670)
Shares converted from Class B (See Note 1)	(39,635)	(371,101)

Net increase (decrease)	(91,137)	$(839,771)

Year ended October 31, 2015:
Shares sold	108,157	$1,065,045
Shares issued to shareholders in reinvestment of dividends and distributions	70,065	677,601
Shares redeemed	(296,341)	(2,928,296)

Net increase (decrease) in shares outstanding before conversion	(118,119)	(1,185,650)
Shares converted from Class B (See Note 1)	(103,561)	(1,015,305)

Net increase (decrease)	(221,680)	$(2,200,955)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	281,809	$2,636,618
Shares issued to shareholders in reinvestment of dividends and distributions	77,288	723,448
Shares redeemed	(687,897)	(6,395,106)

Net increase (decrease)	(328,800)	$(3,035,040)

Year ended October 31, 2015:
Shares sold	480,190	$4,783,294
Shares issued to shareholders in reinvestment of dividends and distributions	302,893	2,932,707
Shares redeemed	(1,794,067)	(17,761,085)

Net increase (decrease)	(1,010,984)	$(10,045,084)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	305,494	$2,946,271
Shares issued to shareholders in reinvestment of dividends and distributions	23,101	220,293
Shares redeemed	(619,698)	(5,873,087)

Net increase (decrease)	(291,103)	$(2,706,523)

Year ended October 31, 2015:
Shares sold	575,348	$5,744,254
Shares issued to shareholders in reinvestment of dividends and distributions	107,215	1,057,131
Shares redeemed	(2,547,102)	(25,555,857)

Net increase (decrease)	(1,864,539)	$(18,754,472)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Global High Income Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

30	MainStay Global High Income Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered its discussions with representatives from New York Life Investments regarding the Fund’s recent underperformance relative to peers and considered New York Life Investments’ representation that it would continue to monitor the Fund’s performance over the upcoming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay

Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry

32	MainStay Global High Income Fund

data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Global High Income Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1697069 MS164-16	MSGH10-06/16 (NYLIM) NL020

MainStay International Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.65 –1.21%	–9.33 –4.05%	–0.05 1.08%	1.77 2.35%	1.33 1.33%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.83 –1.41	–9.65 –4.39	–0.39 0.74	1.51 2.09	1.68 1.68
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.71 –1.80	–9.88 –5.13	–0.42 –0.02	1.31 1.31	2.43 2.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.70 –1.72	–6.08 –5.13	–0.01 –0.01	1.33 1.33	2.43 2.43
Class I Shares	No Sales Charge		–1.11	–3.87	1.32	2.68	1.08
Class R1 Shares	No Sales Charge		–1.16	–3.93	1.22	2.58	1.18
Class R2 Shares	No Sales Charge		–1.33	–4.23	0.97	2.32	1.43
Class R3 Shares[4]	No Sales Charge		–1.41	–4.46	0.71	2.07	1.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[5]	–1.75%	–11.28%	–0.13%	1.70%
MSCI EAFE® Index[6]	–3.07	–9.32	1.69	1.61
Average Lipper International Multi-Cap Growth Fund[7]	–2.57	–8.23	1.46	1.64

5.

The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI ACWI® Ex U.S. as its primary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The Average Lipper International Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$987.90	$6.52	$1,018.30	$6.62

Investor Class Shares	$1,000.00	$985.90	$8.39	$1,016.40	$8.52

Class B Shares	$1,000.00	$982.00	$12.07	$1,012.70	$12.26

Class C Shares	$1,000.00	$982.80	$12.08	$1,012.70	$12.26

Class I Shares	$1,000.00	$988.90	$5.29	$1,019.50	$5.37

Class R1 Shares	$1,000.00	$988.40	$5.78	$1,019.00	$5.87

Class R2 Shares	$1,000.00	$986.70	$7.01	$1,017.80	$7.12

Class R3 Shares	$1,000.00	$985.90	$8.25	$1,016.60	$8.37

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.32% for Class A, 1.70% for Investor Class, 2.45% for Class B and Class C, 1.07% for Class I, 1.17% for Class R1, 1.42% for Class R2 and 1.67% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2016 (Unaudited)

Japan	14.4%
United Kingdom	13.9
United States	13.2
Germany	8.2
Switzerland	6.7
China	5.1
Ireland	5.0
India	4.8
Israel	4.6
Sweden	3.9
Denmark	3.4

Jordan	3.4%
Spain	2.5
Belgium	2.0
Italy	1.9
Brazil	1.3
Thailand	1.3
South Africa	1.2
Netherlands	0.9
Australia	0.6
Other Assets, Less Liabilities	1.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Fresenius Medical Care A.G. & Co. KGaA

2.	Check Point Software Technologies, Ltd.

3.	TE Connectivity, Ltd.

4.	Start Today Co., Ltd.

5.	Whitbread PLC
6.	Tsuruha Holdings, Inc.

7.	United Internet A.G. Registered

8.	Novo Nordisk A/S Class B

9.	Hikma Pharmaceuticals PLC

10.	CyberAgent, Inc.

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay International Equity Fund returned –1.21% for Class A shares, –1.41% for Investor Class shares, –1.80% for Class B shares and –1.72% for Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned –1.11%, Class R1 shares returned –1.16%, Class R2 shares returned –1.33% and Class R3 shares returned –1.41%. For the six months ended April 30, 2016, Class B shares underperformed—and all other share classes outperformed—the –1.75% return of the MSCI ACWI® Ex U.S.1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.07% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, all share classes outperformed the –2.57% return of the Average Lipper2 International Multi-Cap Growth Fund. See page 5 for Fund returns with sales charges.

Were there any changes to the Fund during the reporting period?

Effective March 24, 2016, the investment process for the Fund was changed to raise the limit on investment in companies located in emerging markets from 25% of the Fund’s assets measured at the time of investment. For more information on this change, see the Supplement dated March 24, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI ACWI® Ex U.S. benefited from positive stock selection, which was partially offset by negative contributions from sector and country allocation. (Contributions take weightings and total returns into account.) The positive effect of stock selection on a country basis was driven by notable strength in Japan, China and Sweden. Stock selection on a sector basis was also positive, with the consumer discretionary, financials and industrials sectors making the largest contributions to relative performance. The negative effect from sector allocation was driven by an overweight allocation relative to the MSCI ACWI® Ex U.S. in the health care sector and underweight positions in the energy and materials sectors. The negative effect from country allocation was driven by an overweight position relative to the Index in Ireland and underweight positions in Canada and Australia.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. were consumer discretionary, financials and industrials. The consumer discretionary and industrials sectors benefited from favorable stock selection, which was partially offset by a negative contribution from sector allocation. The Fund’s position in the financials sector benefited from positive stock selection and a favorable allocation effect.

The sectors that detracted the most from the Fund’s performance relative to the MSCI ACWI® Ex U.S. were health care, energy and information technology. The Fund’s positions in health care and energy suffered mainly from unfavorable allocation effects, with stock selection also hindering performance in health care. Information technology had a negative contribution from stock selection. The Fund held overweight positions in the health care and information technology sectors, both of which underperformed the MSCI ACWI® Ex U.S. Index. The Fund had no exposure to the energy sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Japanese online apparel shopping site operator Start Today, Japanese drug store chain manager Tsuruha Holdings and Japanese Internet-based service provider CyberAgent. All three companies outperformed relative to market expectations on continued strong growth and strategy execution.

The most significant detractors from the Fund’s absolute performance were Irish private-label over-the-counter pharmaceutical company Perrigo, U.K. hospitality group Whitbread and German Internet payment and processing services company Wirecard. Perrigo suffered from weak earnings guidance and the surprise departure of its chief executive officer. Whitbread’s underperformance resulted from concern over the group’s organic growth potential. Wirecard suffered following the publication of a short-seller’s report.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included U.K.-listed Jordanian pharmaceutical company Hikma Pharmaceuticals and medical device company LivaNova. Notable sales during the reporting period included Wirecard and French testing and inspection company Bureau Veritas.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the health care and financials sectors. Over the same period,

the Fund reduced its exposure to the information technology and industrials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and consumer discretionary sectors. As of the same date, the Fund held underweight positions in the financials, energy and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 97.8%†
Australia 0.6%
Gateway Lifestyle (Real Estate Management & Development)	857,875	$1,832,921

Belgium 2.0%
Ontex Group N.V. (Personal Products)	94,836	2,905,379
UCB S.A. (Pharmaceuticals)	46,077	3,447,898

		6,353,277

Brazil 1.3%
Qualicorp S.A. (Health Care Providers & Services)	966,605	4,187,661

China 5.1%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	31,803	6,179,323
CT Environmental Group, Ltd. (Water Utilities)	4,256,000	1,245,487
NetEase, Inc., ADR (Internet Software & Services)	63,143	8,884,220

		16,309,030

Denmark 3.4%
♦Novo Nordisk A/S Class B (Pharmaceuticals)	196,966	10,997,271

Germany 8.2%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	173,475	15,046,800
♦United Internet A.G. Registered (Internet Software & Services)	230,799	11,267,428

		26,314,228

India 4.8%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	263,249	4,325,967
Lupin, Ltd. (Pharmaceuticals)	181,804	4,397,502
Yes Bank, Ltd. (Banks)	476,278	6,756,786

		15,480,255

Ireland 5.0%
Experian PLC (Professional Services)	485,638	8,876,976
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	26,419	3,540,890
Shire PLC (Pharmaceuticals)	56,992	3,548,301

		15,966,167

Israel 4.6%
♦Check Point Software Technologies, Ltd. (Software) (a)	177,710	14,726,828

	Shares	Value
Italy 1.9%
De’Longhi S.p.A. (Household Durables)	80,375	$1,850,792
DiaSorin S.p.A. (Health Care Equipment & Supplies)	72,651	4,242,642

		6,093,434

Japan 14.4%
♦CyberAgent, Inc. (Media)	211,500	10,336,466
♦Start Today Co., Ltd. (Internet & Catalog Retail)	281,732	12,286,057
Suruga Bank, Ltd. (Banks)	183,200	3,719,098
Sysmex Corp. (Health Care Equipment & Supplies)	122,374	8,050,921
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	118,988	11,809,335

		46,201,877

Jordan 3.4%
♦Hikma Pharmaceuticals PLC (Pharmaceuticals)	339,687	10,939,201

Netherlands 0.9%
GrandVision N.V. (Specialty Retail) (b)	82,072	2,255,438
IMCD Group N.V. (Trading Companies & Distributors)	17,411	702,960

		2,958,398

South Africa 1.2%
Mediclinic International PLC (Health Care Providers & Services)	292,130	3,862,956

Spain 2.5%
Almirall S.A. (Pharmaceuticals)	168,828	2,774,093
Applus Services S.A. (Professional Services)	210,964	1,947,009
Grifols S.A. (Biotechnology)	148,691	3,234,064

		7,955,166

Sweden 3.9%
Hexagon AB Class B (Electronic Equipment, Instruments & Components)	239,556	9,551,872
Svenska Handelsbanken AB Class A (Banks)	238,852	3,179,558

		12,731,430

Switzerland 6.7%
DKSH Holding A.G. (Professional Services)	55,384	3,619,907
Syngenta A.G. Registered (Chemicals)	6,949	2,781,628
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	218,695	13,007,979
Tecan Group A.G. Registered (Life Sciences Tools & Services)	15,588	2,164,413

		21,573,927

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Thailand 1.3%
Kasikornbank PCL (Banks)	854,344	$4,084,611

United Kingdom 13.9%
Abcam PLC (Biotechnology)	349,046	3,014,152
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	458,012	6,273,981
HomeServe PLC (Commercial Services & Supplies)	289,180	1,750,143
Jardine Lloyd Thompson Group PLC (Insurance)	23,550	298,336
Johnson Matthey PLC (Chemicals)	162,135	6,839,410
Prudential PLC (Insurance)	332,817	6,552,837
SABMiller PLC (Beverages)	130,285	7,966,819
♦Whitbread PLC (Hotels, Restaurants & Leisure)	209,301	11,841,364

		44,537,042

United States 12.7%
Accenture PLC Class A (IT Services)	90,127	10,177,141
ICON PLC (Life Sciences Tools & Services) (a)	120,577	8,148,594
LivaNova PLC (Health Care Equipment & Supplies) (a)	156,162	8,234,422
Perrigo Co. PLC (Pharmaceuticals)	91,551	8,850,235
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	1,694,400	5,460,944

		40,871,336

Total Common Stocks (Cost $282,582,153)		313,977,016

	Principal Amount	Value
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
United States 0.5%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $1,717,266 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 10/31/21, with a Principal Amount of $1,685,000 and a Market Value of $1,752,400) (Capital Markets)	$1,717,262	$1,717,262

Total Short-Term Investment (Cost $1,717,262)		1,717,262

Total Investments (Cost $284,299,415) (c)	98.3%	315,694,278
Other Assets, Less Liabilities	1.7	5,305,497
Net Assets	100.0%	$320,999,775

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of April 30, 2016, cost was $285,805,748 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$47,422,164
Gross unrealized depreciation	(17,533,634)

Net unrealized appreciation	$29,888,530

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$313,977,016	$—	$—	$313,977,016
Short-Term Investment
Repurchase Agreement	—	1,717,262	—	1,717,262

Total Investments in Securities	$313,977,016	$1,717,262	$—	$315,694,278

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$17,740,053	5.5%
Beverages	7,966,819	2.5
Biotechnology	6,248,216	1.9
Capital Markets	1,717,262	0.5
Chemicals	9,621,038	3.0
Commercial Services & Supplies	1,750,143	0.5
Electronic Equipment, Instruments & Components	22,559,851	7.0
Food & Staples Retailing	11,809,335	3.7
Health Care Equipment & Supplies	20,527,985	6.4
Health Care Providers & Services	23,097,417	7.2
Hotels, Restaurants & Leisure	15,382,254	4.8
Household Durables	1,850,792	0.6
Insurance	6,851,173	2.1
Internet & Catalog Retail	12,286,057	3.8
Internet Software & Services	26,330,971	8.2
IT Services	10,177,141	3.2
Life Sciences Tools & Services	10,313,007	3.2
Media	10,336,466	3.2
Personal Products	2,905,379	0.9
Pharmaceuticals	44,954,501	14.0
Professional Services	14,443,892	4.5
Real Estate Management & Development	1,832,921	0.6
Semiconductors & Semiconductor Equipment	6,273,981	2.0
Software	14,726,828	4.6
Specialty Retail	2,255,438	0.7
Textiles, Apparel & Luxury Goods	5,460,944	1.7
Thrifts & Mortgage Finance	4,325,967	1.4
Trading Companies & Distributors	702,960	0.2
Water Utilities	1,245,487	0.4

	315,694,278	98.3
Other Assets, Less Liabilities	5,305,497	1.7

Net Assets	$320,999,775	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $284,299,415)	$315,694,278
Cash denominated in foreign currencies (identified cost $6,184,791)	6,310,554
Receivables:
Dividends and interest	808,963
Investment securities sold	597,085
Fund shares sold	211,685
Other assets	65,326

Total assets	323,687,891

Liabilities
Payables:
Investment securities purchased	2,015,722
Manager (See Note 3)	238,621
Foreign capital gains tax (See Note 2(C))	137,004
Fund shares redeemed	111,540
Transfer agent (See Note 3)	73,556
Professional fees	36,503
NYLIFE Distributors (See Note 3)	30,659
Custodian	21,489
Shareholder communication	21,085
Trustees	297
Accrued expenses	1,640

Total liabilities	2,688,116

Net assets	$320,999,775

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$241,353
Additional paid-in capital	368,529,397

368,770,750
Distributions in excess of net investment income	(788,117)
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(78,318,968)
Net unrealized appreciation (depreciation) on investments (b)	31,257,859
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	78,251

Net assets	$320,999,775

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $137,004.

Class A
Net assets applicable to outstanding shares	$45,561,570

Shares of beneficial interest outstanding	3,415,949

Net asset value per share outstanding	$13.34
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.12

Investor Class
Net assets applicable to outstanding shares	$33,051,790

Shares of beneficial interest outstanding	2,489,212

Net asset value per share outstanding	$13.28
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$14.05

Class B
Net assets applicable to outstanding shares	$7,729,643

Shares of beneficial interest outstanding	643,344

Net asset value and offering price per share outstanding	$12.01

Class C
Net assets applicable to outstanding shares	$8,711,857

Shares of beneficial interest outstanding	725,006

Net asset value and offering price per share outstanding	$12.02

Class I
Net assets applicable to outstanding shares	$221,321,319

Shares of beneficial interest outstanding	16,514,882

Net asset value and offering price per share outstanding	$13.40

Class R1
Net assets applicable to outstanding shares	$2,682,844

Shares of beneficial interest outstanding	201,285

Net asset value and offering price per share outstanding	$13.33

Class R2
Net assets applicable to outstanding shares	$870,214

Shares of beneficial interest outstanding	65,064

Net asset value and offering price per share outstanding	$13.37

Class R3
Net assets applicable to outstanding shares	$1,070,538

Shares of beneficial interest outstanding	80,545

Net asset value and offering price per share outstanding	$13.29

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,500,141
Interest	459

Total income	2,500,600

Expenses
Manager (See Note 3)	1,423,980
Transfer agent (See Note 3)	205,434
Distribution/Service—Class A (See Note 3)	56,443
Distribution/Service—Investor Class (See Note 3)	41,016
Distribution/Service—Class B (See Note 3)	40,708
Distribution/Service—Class C (See Note 3)	41,672
Distribution/Service—Class R2 (See Note 3)	1,935
Distribution/Service—Class R3 (See Note 3)	2,596
Custodian	48,974
Registration	46,129
Professional fees	41,655
Shareholder communication	23,815
Trustees	3,807
Shareholder service (See Note 3)	2,724
Miscellaneous	13,712

Total expenses	1,994,600

Net investment income (loss)	506,000

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	6,336,075
Foreign currency transactions	(59,457)

Net realized gain (loss) on investments and foreign currency transactions	6,276,618

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(10,712,252)
Translation of other assets and liabilities in foreign currencies	349,035

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,363,217)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4,086,599)

Net increase (decrease) in net assets resulting from operations	$(3,580,599)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $130,762.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $22,129.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(78,212).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$506,000	$890,489
Net realized gain (loss) on investments and foreign currency transactions	6,276,618	11,006,954
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,363,217)	1,162,090

Net increase (decrease) in net assets resulting from operations	(3,580,599)	13,059,533

Dividends to shareholders:
From net investment income:
Class A	(21,107)	(317,497)
Investor Class	—	(121,482)
Class I	(653,743)	(2,065,815)
Class R1	(5,305)	(30,669)
Class R2	—	(20,968)
Class R3	—	(3,390)

Total dividends to shareholders	(680,155)	(2,559,821)

Capital share transactions:
Net proceeds from sale of shares	27,225,531	64,841,375
Net asset value of shares issued to shareholders in reinvestment of dividends	677,341	2,539,275
Cost of shares redeemed	(28,506,044)	(83,909,814)

Increase (decrease) in net assets derived from capital share transactions	(603,172)	(16,529,164)

Net increase (decrease) in net assets	(4,863,926)	(6,029,452)

Net Assets
Beginning of period	325,863,701	331,893,153

End of period	$320,999,775	$325,863,701

Distributions in excess of net investment income at end of period	$(788,117)	$(613,962)

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.51		$13.11	$13.37	$11.68	$10.82	$12.66

Net investment income (loss) (a)	0.02		0.03	0.07	0.05	0.10	0.26
Net realized and unrealized gain (loss) on investments	(0.19)		0.49	(0.26)	1.75	1.07	(1.63)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	(0.16)		0.49	(0.23)	1.79	1.17	(1.46)

Less dividends:
From net investment income	(0.01)		(0.09)	(0.03)	(0.10)	(0.31)	(0.38)

Net asset value at end of period	$13.34		$13.51	$13.11	$13.37	$11.68	$10.82

Total investment return (b)	(1.21	%)(c)	3.78%	(1.76%)	15.43%	11.27%	(11.96%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25	% ††	0.20%	0.51%	0.38%	0.87%	2.11%
Net expenses	1.32	% ††	1.33%	1.34%	1.40%	1.43%	1.46%
Portfolio turnover rate	22%		42%	37%	29%	43%	80%
Net assets at end of period (in 000’s)	$45,562		$43,405	$45,882	$57,948	$60,303	$72,699

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.47		$13.07	$13.35	$11.66	$10.81	$12.66

Net investment income (loss) (a)	(0.01)		(0.02)	0.03	0.01	0.06	0.21
Net realized and unrealized gain (loss) on investments	(0.19)		0.50	(0.27)	1.75	1.07	(1.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	(0.19)		0.45	(0.28)	1.75	1.13	(1.50)

Less dividends:
From net investment income	—		(0.05)	—	(0.06)	(0.28)	(0.35)

Net asset value at end of period	$13.28		$13.47	$13.07	$13.35	$11.66	$10.81

Total investment return (b)	(1.41	%)(c)	3.43%	(2.10%)	15.07%	10.81%	(12.19%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15	%)††	(0.14%)	0.19%	0.05%	0.54%	1.77%
Net expenses	1.70	% ††	1.68%	1.67%	1.72%	1.77%	1.71%
Portfolio turnover rate	22%		42%	37%	29%	43%	80%
Net assets at end of period (in 000’s)	$33,052		$34,329	$34,377	$37,457	$34,822	$34,895

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013		2012	2011
Net asset value at beginning of period	$12.23		$11.91	$12.26	$10.73		$9.95	$11.67

Net investment income (loss) (a)	(0.05)		(0.11)	(0.07)	(0.08)		(0.02)	0.11
Net realized and unrealized gain (loss) on investments	(0.18)		0.46	(0.24)	1.62		0.99	(1.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)		0.00 ‡	(0.08)

Total from investment operations	(0.22)		0.32	(0.35)	1.53		0.97	(1.46)

Less dividends:
From net investment income	—		—	—	—		(0.19)	(0.26)

Net asset value at end of period	$12.01		$12.23	$11.91	$12.26		$10.73	$9.95

Total investment return (b)	(1.80	%)(c)	2.69%	(2.85%)	14.26	% (d)	10.05%	(12.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.92	%)††	(0.91%)	(0.57%)	(0.73%)		(0.22%)	1.02%
Net expenses	2.45	% ††	2.43%	2.42%	2.47%		2.52%	2.46%
Portfolio turnover rate	22%		42%	37%	29%		43%	80%
Net assets at end of period (in 000’s)	$7,730		$8,982	$11,058	$13,981		$16,186	$20,509

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$12.23		$11.92	$12.26	$10.74	$9.96	$11.68

Net investment income (loss) (a)	(0.05)		(0.11)	(0.07)	(0.08)	(0.02)	0.12
Net realized and unrealized gain (loss) on investments	(0.17)		0.45	(0.24)	1.61	0.99	(1.50)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.03)	(0.01)	0.00 ‡	(0.08)

Total from investment operations	(0.21)		0.31	(0.34)	1.52	0.97	(1.46)

Less dividends:
From net investment income	—		—	—	—	(0.19)	(0.26)

Net asset value at end of period	$12.02		$12.23	$11.92	$12.26	$10.74	$9.96

Total investment return (b)	(1.72	%)(c)	2.60%	(2.77%)	14.15%	10.05%	(12.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.87	%)††	(0.90%)	(0.57%)	(0.71%)	(0.21%)	1.07%
Net expenses	2.45	% ††	2.43%	2.42%	2.47%	2.52%	2.46%
Portfolio turnover rate	22%		42%	37%	29%	43%	80%
Net assets at end of period (in 000’s)	$8,712		$8,292	$8,383	$10,088	$11,111	$12,960

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.59		$13.19	$13.45	$11.75	$10.89	$12.75

Net investment income (loss) (a)	0.03		0.06	0.11	0.08	0.13	0.26
Net realized and unrealized gain (loss) on investments	(0.19)		0.50	(0.27)	1.76	1.07	(1.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	(0.15)		0.53	(0.20)	1.83	1.20	(1.45)

Less dividends:
From net investment income	(0.04)		(0.13)	(0.06)	(0.13)	(0.34)	(0.41)

Net asset value at end of period	$13.40		$13.59	$13.19	$13.45	$11.75	$10.89

Total investment return (b)	(1.11	%)(c)	4.04%	(1.49%)	15.72%	11.45%	(11.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	% ††	0.46%	0.79%	0.62%	1.15%	2.16%
Net expenses	1.07	% ††	1.08%	1.09%	1.14%	1.18%	1.21%
Portfolio turnover rate	22%		42%	37%	29%	43%	80%
Net assets at end of period (in 000’s)	$221,321		$224,307	$223,797	$202,289	$177,726	$184,373

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R1	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.51		$13.11	$13.37	$11.67	$10.82	$12.67

Net investment income (loss) (a)	0.02		0.04	0.09	0.06	0.11	0.26
Net realized and unrealized gain (loss) on investments	(0.19)		0.50	(0.27)	1.76	1.07	(1.62)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	(0.16)		0.51	(0.22)	1.81	1.18	(1.45)

Less dividends:
From net investment income	(0.02)		(0.11)	(0.04)	(0.11)	(0.33)	(0.40)

Net asset value at end of period	$13.33		$13.51	$13.11	$13.37	$11.67	$10.82

Total investment return (b)	(1.16	%)(c)	3.95%	(1.63%)	15.68%	11.41%	(11.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38	% ††	0.33%	0.66%	0.49%	1.04%	2.12%
Net expenses	1.17	% ††	1.18%	1.19%	1.25%	1.28%	1.31%
Portfolio turnover rate	22%		42%	37%	29%	43%	80%
Net assets at end of period (in 000’s)	$2,683		$3,032	$3,597	$4,003	$4,677	$4,760

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.54		$13.14	$13.40	$11.70	$10.84	$12.69

Net investment income (loss) (a)	0.00	‡	0.01	0.05	0.03	0.09	0.24
Net realized and unrealized gain (loss) on investments	(0.18)		0.50	(0.26)	1.76	1.06	(1.63)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	(0.17)		0.48	(0.25)	1.78	1.15	(1.48)

Less dividends:
From net investment income	—		(0.08)	(0.01)	(0.08)	(0.29)	(0.37)

Net asset value at end of period	$13.37		$13.54	$13.14	$13.40	$11.70	$10.84

Total investment return (b)	(1.26	%)(c)(d)	3.73%	(1.88%)	15.34%	11.12%	(12.09%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	% ††	0.11%	0.36%	0.26%	0.82%	2.02%
Net expenses	1.42	% ††	1.43%	1.44%	1.49%	1.53%	1.55%
Portfolio turnover rate	22%		42%	37%	29%	43%	80%
Net assets at end of period (in 000’s)	$870		$2,313	$3,509	$8,487	$10,545	$12,176

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.48		$13.07	$13.35	$11.64	$10.79	$12.64

Net investment income (loss) (a)	(0.01)		(0.02)	0.02	(0.01)	0.06	0.24
Net realized and unrealized gain (loss) on investments	(0.19)		0.50	(0.26)	1.76	1.06	(1.65)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡	(0.09)

Total from investment operations	(0.19)		0.45	(0.28)	1.74	1.12	(1.50)

Less dividends:
From net investment income	—		(0.04)	—	(0.03)	(0.27)	(0.35)

Net asset value at end of period	$13.29		$13.48	$13.07	$13.35	$11.64	$10.79

Total investment return (b)	(1.41	%)(c)	3.44%	(2.10%)	15.02%	10.82%	(12.28%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13	%)††	(0.15%)	0.17%	(0.05%)	0.56%	1.98%
Net expenses	1.67	% ††	1.68%	1.69%	1.74%	1.78%	1.80%
Portfolio turnover rate	22%		42%	37%	29%	43%	80%
Net assets at end of period (in 000’s)	$1,071		$1,204	$1,291	$1,365	$2,218	$1,592

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

21

Notes to Financial Statements (Unaudited) (continued)

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended

April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

22	MainStay International Equity Fund

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness

23

Notes to Financial Statements (Unaudited) (continued)

of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on invest-

ment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual

24	MainStay International Equity Fund

rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $1,423,980.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affili-

ates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,431
Class R2	774
Class R3	519

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,389 and $4,250, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $77, $5,428 and $170, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$15,875
Investor Class	73,442
Class B	18,215
Class C	18,668
Class I	77,323
Class R1	1,005
Class R2	541
Class R3	365

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$75,125,963	33.9%

25

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $84,367,024 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 2019	$48,774 35,593	$	— —
Total	$84,367		$—

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$2,559,821

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the

Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $74,859 and $69,417, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	552,676	$7,357,894
Shares issued to shareholders in reinvestment of dividends and distributions	1,533	20,613
Shares redeemed	(377,826)	(4,986,359)

Net increase (decrease) in shares outstanding before conversion	176,383	2,392,148
Shares converted into Class A (See Note 1)	41,187	542,252
Shares converted from Class A (See Note 1)	(14,793)	(193,636)

Net increase (decrease)	202,777	$2,740,764

Year ended October 31, 2015:
Shares sold	302,518	$4,092,444
Shares issued to shareholders in reinvestment of dividends and distributions	23,755	309,772
Shares redeemed	(624,933)	(8,392,693)

Net increase (decrease) in shares outstanding before conversion	(298,660)	(3,990,477)
Shares converted into Class A (See Note 1)	74,760	1,029,344
Shares converted from Class A (See Note 1)	(63,497)	(819,811)

Net increase (decrease)	(287,397)	$(3,780,944)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	68,740	$897,108
Shares redeemed	(157,543)	(2,068,263)

Net increase (decrease) in shares outstanding before conversion	(88,803)	(1,171,155)
Shares converted into Investor Class (See Note 1)	62,089	816,488
Shares converted from Investor Class (See Note 1)	(33,523)	(446,940)

Net increase (decrease)	(60,237)	$(801,607)

Year ended October 31, 2015:
Shares sold	195,518	$2,668,808
Shares issued to shareholders in reinvestment of dividends and distributions	9,279	120,881
Shares redeemed	(400,764)	(5,396,160)

Net increase (decrease) in shares outstanding before conversion	(195,967)	(2,606,471)
Shares converted into Investor Class (See Note 1)	176,655	2,322,611
Shares converted from Investor Class (See Note 1)	(62,066)	(856,812)

Net increase (decrease)	(81,378)	$(1,140,672)

26	MainStay International Equity Fund

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	37,035	$438,176
Shares redeemed	(68,072)	(809,258)

Net increase (decrease) in shares outstanding before conversion	(31,037)	(371,082)
Shares converted from Class B (See Note 1)	(60,093)	(718,164)

Net increase (decrease)	(91,130)	$(1,089,246)

Year ended October 31, 2015:
Shares sold	108,404	$1,336,817
Shares redeemed	(164,147)	(2,014,384)

Net increase (decrease) in shares outstanding before conversion	(55,743)	(677,567)
Shares converted from Class B (See Note 1)	(138,057)	(1,675,332)

Net increase (decrease)	(193,800)	$(2,352,899)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	136,787	$1,594,192
Shares redeemed	(89,670)	(1,071,395)

Net increase (decrease)	47,117	$522,797

Year ended October 31, 2015:
Shares sold	135,870	$1,677,175
Shares redeemed	(161,511)	(1,962,676)

Net increase (decrease)	(25,641)	$(285,501)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,266,622	$16,652,374
Shares issued to shareholders in reinvestment of dividends and distributions	48,254	651,423
Shares redeemed	(1,307,346)	(17,425,861)

Net increase (decrease)	7,530	$(122,064)

Year ended October 31, 2015:
Shares sold	4,094,035	$54,177,807
Shares issued to shareholders in reinvestment of dividends and distributions	157,158	2,057,192
Shares redeemed	(4,713,469)	(63,115,495)

Net increase (decrease)	(462,276)	$(6,880,496)

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,548	$34,238
Shares issued to shareholders in reinvestment of dividends and distributions	395	5,305
Shares redeemed	(26,182)	(349,966)

Net increase (decrease)	(23,239)	$(310,423)

Year ended October 31, 2015:
Shares sold	5,528	$73,763
Shares issued to shareholders in reinvestment of dividends and distributions	2,356	30,669
Shares redeemed	(57,830)	(764,078)

Net increase (decrease)	(49,946)	$(659,646)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	8,418	$110,931
Shares redeemed	(114,128)	(1,526,584)

Net increase (decrease)	(105,710)	$(1,415,653)

Year ended October 31, 2015:
Shares sold	42,772	$579,450
Shares issued to shareholders in reinvestment of dividends and distributions	1,329	17,371
Shares redeemed	(140,321)	(1,905,460)

Net increase (decrease)	(96,220)	$(1,308,639)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	10,943	$140,618
Shares redeemed	(19,717)	(268,358)

Net increase (decrease)	(8,774)	$(127,740)

Year ended October 31, 2015:
Shares sold	17,470	$235,111
Shares issued to shareholders in reinvestment of dividends and distributions	260	3,390
Shares redeemed	(27,157)	(358,868)

Net increase (decrease)	(9,427)	$(120,367)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

28	MainStay International Equity Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay

Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

30	MainStay International Equity Fund

Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay International Equity Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694704 MS164-16	MSIE10-06/16 (NYLIM) NL010

MainStay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.22 –2.88%	–7.54 –2.15%	9.47 10.72%	4.98 5.58%	0.99 0.99%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.32 –2.99	–7.73 –2.36	9.07 10.32	4.62 5.22	1.20 1.20
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–8.21 –3.39	–7.96 –3.13	9.21 9.49	4.42 4.42	1.95 1.95
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.30 –3.34	–4.05 –3.08	9.49 9.49	4.43 4.43	1.95 1.95
Class I Shares	No Sales Charge		–2.78	–1.91	10.99	5.93	0.74
Class R2 Shares[4]	No Sales Charge		–2.93	–2.25	10.60	5.47	1.09
Class R3 Shares[5]	No Sales Charge		–3.04	–2.49	10.33	5.21	1.34

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through April 30, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different. As of April 30, 2016, Class R2 shares had yet to commence investment operations.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016. Performance for Class R3 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[6]	0.43%	1.21%	11.02%	6.91%
Russell 1000® Index[7]	0.22	0.34	10.81	6.99
Average Lipper Multi-Cap Core Fund[8]	–1.31	–3.51	8.53	5.69

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$971.20	$4.66	$1,020.10	$4.77

Investor Class Shares	$1,000.00	$970.10	$5.83	$1,018.90	$5.97

Class B Shares	$1,000.00	$966.10	$9.48	$1,015.20	$9.72

Class C Shares	$1,000.00	$966.60	$9.49	$1,015.20	$9.72

Class I Shares	$1,000.00	$972.20	$3.43	$1,021.40	$3.52

Class R3 Shares[2,3]	$1,000.00	$1,051.50	$2.22	$1,006.20	$2.17

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.95% for Class A, 1.19% for Investor Class, 1.94% for Class B and Class C, 0.70% for Class I and 1.30% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Class A, Investor Class, Class B, Class C and Class I (to reflect the six-month period) and 61 days for Class R3 to (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2016. Had these shares been offered for the full six-month period ended April 30, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.52 for Class R3 and the ending account value would have been $1,018.40 for Class R3.
3.	The inception date for Class R3 shares was February 29, 2016.

7

Industry Composition as of April 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	6.7%
Health Care Providers & Services	4.6
Diversified Telecommunication Services	4.3
Internet Software & Services	4.3
Pharmaceuticals	4.2
Banks	4.1
Software	4.1
Insurance	3.9
IT Services	3.6
Technology Hardware, Storage & Peripherals	3.6
Specialty Retail	3.3
Semiconductors & Semiconductor Equipment	3.2
Airlines	2.8
Aerospace & Defense	2.6
Internet & Catalog Retail	2.6
Tobacco	2.6
Industrial Conglomerates	2.3
Media	2.3
Real Estate Investment Trusts	2.3
Communications Equipment	2.2
Food Products	2.2
Diversified Financial Services	2.1
Textiles, Apparel & Luxury Goods	2.1
Hotels, Restaurants & Leisure	1.9
Beverages	1.8
Household Products	1.6
Biotechnology	1.5
Chemicals	1.5

Metals & Mining	1.5%
Electronic Equipment, Instruments & Components	1.3
Electric Utilities	1.1
Exchange-Traded Fund	1.1
Food & Staples Retailing	1.1
Commercial Services & Supplies	1.0
Health Care Equipment & Supplies	1.0
Air Freight & Logistics	0.9
Household Durables	0.7
Leisure Products	0.7
Multiline Retail	0.7
Auto Components	0.6
Life Sciences Tools & Services	0.6
Trading Companies & Distributors	0.6
Construction & Engineering	0.5
Energy Equipment & Services	0.4
Multi-Utilities	0.4
Capital Markets	0.3
Distributors	0.3
Machinery	0.3
Gas Utilities	0.2
Independent Power & Renewable Electricity Producers	0.2
Consumer Finance	0.1
Containers & Packaging	0.1
Professional Services	0.1
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or issuers held as of April 30, 2016 (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Exxon Mobil Corp.

5.	Amazon.com, Inc.
6.	AT&T, Inc.

7.	JPMorgan Chase & Co.

8.	Verizon Communications, Inc.

9.	Berkshire Hathaway, Inc. Class B

10.	Johnson & Johnson

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Common Stock Fund returned –2.88% for Class A shares, –2.99% for Investor Class shares, –3.39% for Class B shares and –3.34% for Class C shares for the six months ended April 30, 2016. Over the same period, the Fund’s Class I shares returned –2.78%, Class R2 shares returned –2.93% and Class R3 shares1 returned –3.04%. For the six months ended April 30, 2016, all share classes underperformed the 0.43% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 0.22% return of the Russell 1000® Index,2 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, all share classes underperformed the –1.31% return of the Average Lipper3 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the largest driver of the Fund’s underperformance relative to the S&P 500® Index. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—detracted slightly from relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the S&P 500® Index came from materials, telecommunication services and health care. (Contributions take weightings and total returns into account.) In each case, stock selection was a positive contributor to performance. The Fund’s performance relative to the S&P 500® Index also benefited from an overweight position in the telecommunication services sector and a slightly underweight position in the health care sector.

The weakest sector contributions to the Fund’s relative performance came from consumer discretionary, industrials and information technology. In each case, stock selection detracted from the Fund’s relative performance. An overweight position relative to the S&P 500® Index in information technology also hurt relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was meat and food producer Tyson Foods, which benefited from strong earnings prompted by growing demand and lower feed prices. This was followed by diversified health care company Johnson & Johnson, which saw strong performance in its pharmaceutical and medical device businesses. Gold and copper producer Newmont Mining was also a positive contributor to the Fund’s absolute performance. The company benefited from recovering commodity prices and effective cost-cutting measures.

On an absolute basis, the Fund’s weakest performer was personal computing and mobile device maker Apple, which faced slowing growth trends in its handsets. Pharmaceutical company Gilead Sciences reported disappointing sales because of increasing competition and was another weak performer. Diversified financial services company Citigroup also detracted from the Fund’s performance during the reporting period, as banking and trading revenues remained under pressure.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund established new positions in air carrier Southwest Airlines and global provider of air and ground shipping services FedEx. The Fund’s investment process viewed both companies as attractive because of improving investor sentiment and attractive cash flows.

The Fund exited positions in defense contractor General Dynamics and tobacco producer Reynolds American. The Fund’s investment process viewed both companies as unattractive because of weak valuations and deteriorating earnings trends.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the S&P 500® Index in the telecommunication services and energy sectors. Over the same period, the Fund modestly reduced its weightings relative to the benchmark in financials and health care.

1.	See footnote on page 5 for more information on Class R2 and Class R3 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2016, the Fund’s most substantially overweight sectors relative to the S&P 500® Index were information technology and consumer discretionary. As of the same date, the Fund held modestly underweight positions relative to the Index in the financials and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value

Common Stocks 99.0%†
Aerospace & Defense 2.6%
Boeing Co. (The)	11,017	$1,485,091
Huntington Ingalls Industries, Inc.	8,774	1,270,212
L-3 Communications Holdings, Inc.	11,094	1,459,194
Orbital ATK, Inc.	8,768	762,816

		4,977,313

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	3,608	256,060
FedEx Corp.	9,135	1,508,280

		1,764,340

Airlines 2.8%
Alaska Air Group, Inc.	1,935	136,282
American Airlines Group, Inc.	2,104	72,988
Delta Air Lines, Inc.	32,873	1,369,818
JetBlue Airways Corp. (a)	60,476	1,196,820
Southwest Airlines Co.	34,029	1,518,034
United Continental Holdings, Inc. (a)	21,197	971,034

		5,264,976

Auto Components 0.6%
Goodyear Tire & Rubber Co. (The)	40,490	1,172,995

Banks 4.1%
Bank of America Corp.	136,500	1,987,440
Citigroup, Inc.	20,048	927,822
♦JPMorgan Chase & Co.	59,054	3,732,213
Wells Fargo & Co.	23,630	1,181,027

		7,828,502

Beverages 1.8%
Coca-Cola Co. (The)	14,185	635,488
Dr. Pepper Snapple Group, Inc.	944	85,819
PepsiCo., Inc.	27,263	2,806,999

		3,528,306

Biotechnology 1.5%
Amgen, Inc.	2,520	398,916
Baxalta, Inc.	6,651	279,009
Gilead Sciences, Inc.	24,580	2,168,202

		2,846,127

Capital Markets 0.3%
Bank of New York Mellon Corp. (The)	9,973	401,314
T. Rowe Price Group, Inc.	1,125	84,701

		486,015

Chemicals 1.5%
Dow Chemical Co. (The)	11,772	619,325
E.I. du Pont de Nemours & Co.	9,182	605,186
Eastman Chemical Co.	2,956	225,779

	Shares	Value

Chemicals (continued)
LyondellBasell Industries N.V. Class A	17,650	$1,459,125

		2,909,415

Commercial Services & Supplies 1.0%
Pitney Bowes, Inc.	56,531	1,185,455
R.R. Donnelley & Sons Co.	40,286	700,977
Waste Management, Inc.	385	22,634

		1,909,066

Communications Equipment 2.2%
Cisco Systems, Inc.	83,528	2,296,185
F5 Networks, Inc. (a)	271	28,387
Juniper Networks, Inc.	23,235	543,699
Motorola Solutions, Inc.	18,309	1,376,654

		4,244,925

Construction & Engineering 0.5%
Quanta Services, Inc. (a)	42,929	1,018,276

Consumer Finance 0.1%
Synchrony Financial (a)	8,792	268,771

Containers & Packaging 0.1%
Avery Dennison Corp.	561	40,734
Sealed Air Corp.	1,800	85,248

		125,982

Distributors 0.3%
Genuine Parts Co.	5,868	563,152

Diversified Financial Services 2.1%
♦Berkshire Hathaway, Inc. Class B (a)	21,950	3,193,286
Nasdaq, Inc.	13,371	825,124

		4,018,410

Diversified Telecommunication Services 4.3%
♦AT&T, Inc.	96,432	3,743,490
CenturyLink, Inc.	34,944	1,081,517
Frontier Communications Corp.	12,373	68,794
♦Verizon Communications, Inc.	66,265	3,375,539

		8,269,340

Electric Utilities 1.1%
Duke Energy Corp.	125	9,847
Edison International	11,436	808,640
Entergy Corp.	5,701	428,601
Exelon Corp.	26,113	916,305
NextEra Energy, Inc.	38	4,468

		2,167,861

Electronic Equipment, Instruments & Components 1.3%
Arrow Electronics, Inc. (a)	19,194	1,191,947
Corning, Inc.	72,009	1,344,408

		2,536,355

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Energy Equipment & Services 0.4%
FMC Technologies, Inc. (a)	8,055	$245,597
Schlumberger, Ltd.	6,002	482,201

		727,798

Food & Staples Retailing 1.1%
Kroger Co. (The)	43,302	1,532,458
Wal-Mart Stores, Inc.	9,343	624,766

		2,157,224

Food Products 2.2%
Campbell Soup Co.	3,019	186,303
Hormel Foods Corp.	19,312	744,478
J.M. Smucker Co. (The)	4,947	628,170
Post Holdings, Inc. (a)	17,285	1,241,754
Tyson Foods, Inc. Class A	21,664	1,425,924

		4,226,629

Gas Utilities 0.2%
UGI Corp.	9,633	387,632

Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	5,774	255,326
C.R. Bard, Inc.	3,190	676,823
Hologic, Inc. (a)	27,902	937,228

		1,869,377

Health Care Providers & Services 4.6%
Aetna, Inc.	1,635	183,561
AmerisourceBergen Corp.	6,306	536,641
Anthem, Inc.	10,499	1,477,944
Cardinal Health, Inc.	9,327	731,796
Centene Corp. (a)	11,480	711,301
Express Scripts Holding Co. (a)	6,812	502,249
HCA Holdings, Inc. (a)	19,247	1,551,693
UnitedHealth Group, Inc.	14,614	1,924,372
WellCare Health Plans, Inc. (a)	13,633	1,226,834

		8,846,391

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	7,943	389,604
Cracker Barrel Old Country Store, Inc.	579	84,772
McDonald’s Corp.	17,229	2,179,296
Starbucks Corp.	15,571	875,557

		3,529,229

Household Durables 0.7%
D.R. Horton, Inc.	14,706	442,062
Leggett & Platt, Inc.	833	41,059
Whirlpool Corp.	4,508	785,023

		1,268,144

Household Products 1.6%
Procter & Gamble Co. (The)	37,704	3,020,845

	Shares	Value

Independent Power & Renewable Electricity Producers 0.2%
AES Corp.	31,464	$351,138

Industrial Conglomerates 2.3%
3M Co.	6,163	1,031,563
Carlisle Cos., Inc.	2,800	285,320
General Electric Co.	98,635	3,033,026

		4,349,909

Insurance 3.9%
Aflac, Inc.	20,410	1,407,678
Allstate Corp. (The)	18,059	1,174,738
American International Group, Inc.	22,253	1,242,163
Hartford Financial Services Group, Inc. (The)	15,293	678,703
Lincoln National Corp.	1,274	55,355
MetLife, Inc.	7,724	348,352
Progressive Corp. (The)	19,062	621,421
Prudential Financial, Inc.	5,461	423,992
Travelers Cos., Inc. (The)	13,800	1,516,620

		7,469,022

Internet & Catalog Retail 2.6%
♦Amazon.com, Inc. (a)	6,122	4,038,010
Expedia, Inc.	5,907	683,853
Netflix, Inc. (a)	3,359	302,411

		5,024,274

Internet Software & Services 4.3%
♦Alphabet, Inc.
Class A (a)	3,068	2,171,776
Class C (a)	3,122	2,163,577
eBay, Inc. (a)	11,504	281,043
Facebook, Inc. Class A (a)	23,988	2,820,509
VeriSign, Inc. (a)	8,024	693,273

		8,130,178

IT Services 3.6%
Alliance Data Systems Corp. (a)	1,642	333,835
Fiserv, Inc. (a)	585	57,166
International Business Machines Corp.	13,458	1,964,061
Leidos Holdings, Inc.	874	43,359
MasterCard, Inc. Class A	10,353	1,004,138
PayPal Holdings, Inc. (a)	11,674	457,387
Teradata Corp. (a)	25,553	646,491
Visa, Inc. Class A	20,321	1,569,594
Western Union Co. (The)	5,809	116,180
Xerox Corp.	66,327	636,739

		6,828,950

Leisure Products 0.7%
Mattel, Inc.	40,573	1,261,415

Life Sciences Tools & Services 0.6%
Charles River Laboratories International, Inc. (a)	14,486	1,148,305

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Machinery 0.3%
AGCO Corp.	9,677	$517,429

Media 2.3%
Comcast Corp. Class A	43,408	2,637,470
Omnicom Group, Inc.	17,447	1,447,578
Walt Disney Co. (The)	3,598	371,529

		4,456,577

Metals & Mining 1.5%
Newmont Mining Corp.	27,256	953,142
Nucor Corp.	10,130	504,271
Reliance Steel & Aluminum Co.	4,616	341,446
Steel Dynamics, Inc.	41,548	1,047,425

		2,846,284

Multi-Utilities 0.4%
Ameren Corp.	4,442	213,216
CenterPoint Energy, Inc.	150	3,218
CMS Energy Corp.	18	732
Consolidated Edison, Inc.	1,477	110,184
MDU Resources Group, Inc.	5,884	118,033
Public Service Enterprise Group, Inc.	5,781	266,678

		712,061

Multiline Retail 0.7%
J.C. Penney Co., Inc. (a)	20,251	187,929
Kohl’s Corp.	5,155	228,367
Target Corp.	12,109	962,665

		1,378,961

Oil, Gas & Consumable Fuels 6.7%
Anadarko Petroleum Corp.	2,945	155,378
Apache Corp.	11,453	623,043
Cabot Oil & Gas Corp.	673	15,748
Chesapeake Energy Corp. (a)	40,830	280,502
Chevron Corp.	26,829	2,741,387
Cimarex Energy Co.	155	16,877
Concho Resources, Inc. (a)	149	17,309
ConocoPhillips	21,599	1,032,216
Devon Energy Corp.	7,960	276,053
Energen Corp.	3,206	136,223
EOG Resources, Inc.	1,623	134,092
EQT Corp.	247	17,315
♦Exxon Mobil Corp.	47,197	4,172,215
Hess Corp.	303	18,065
Marathon Oil Corp.	10,826	152,539
Murphy Oil Corp.	4,753	169,872
Newfield Exploration Co. (a)	12,551	454,974
Noble Energy, Inc.	447	16,141
Pioneer Natural Resources Co.	111	18,437
Range Resources Corp.	3,921	172,955

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co. (a)	14,417	$193,620
Tesoro Corp.	7,954	633,854
Valero Energy Corp.	14,143	832,599
World Fuel Services Corp.	11,636	543,750

		12,825,164

Pharmaceuticals 4.2%
Allergan PLC (a)	2,127	460,623
Bristol-Myers Squibb Co.	4,156	299,980
Eli Lilly & Co.	1,041	78,627
♦Johnson & Johnson	27,589	3,092,175
Mallinckrodt PLC (a)	5,846	365,492
Merck & Co., Inc.	29,351	1,609,609
Mylan N.V. (a)	15,380	641,500
Pfizer, Inc.	46,478	1,520,295

		8,068,301

Professional Services 0.1%
ManpowerGroup, Inc.	2,652	204,284

Real Estate Investment Trusts 2.3%
American Tower Corp.	290	30,415
Crown Castle International Corp.	6,875	597,300
Equinix, Inc.	1,716	566,881
Host Hotels & Resorts, Inc.	44,273	700,399
Iron Mountain, Inc.	13,451	491,365
Lamar Advertising Co. Class A	13,384	830,343
Public Storage	2,472	605,170
Simon Property Group, Inc.	2,005	403,346
Ventas, Inc.	3,514	218,290
Weyerhaeuser Co.	1,075	34,529

		4,478,038

Semiconductors & Semiconductor Equipment 3.2%
Intel Corp.	88,453	2,678,357
Lam Research Corp.	10,421	796,165
Micron Technology, Inc. (a)	33,568	360,856
NVIDIA Corp.	40,853	1,451,507
Teradyne, Inc.	43,741	827,142
Texas Instruments, Inc.	657	37,475

		6,151,502

Software 4.1%
Activision Blizzard, Inc.	41,652	1,435,744
Citrix Systems, Inc. (a)	17,202	1,407,812
♦Microsoft Corp.	95,710	4,773,058
Oracle Corp.	3,206	127,791

		7,744,405

Specialty Retail 3.3%
AutoZone, Inc. (a)	159	121,672
Best Buy Co., Inc.	22,063	707,781
GameStop Corp. Class A	20,534	673,515
Gap, Inc. (The)	6,781	157,184

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
Home Depot, Inc. (The)	11,682	$1,564,103
Lowe’s Cos., Inc.	24,367	1,852,379
Signet Jewelers, Ltd.	843	91,516
Staples, Inc.	63,313	645,793
TJX Cos., Inc. (The)	901	68,314
Urban Outfitters, Inc. (a)	15,826	479,844

		6,362,101

Technology Hardware, Storage & Peripherals 3.6%
♦Apple, Inc.	68,008	6,375,070
Hewlett Packard Enterprise Co.	18,502	308,243
HP, Inc.	18,554	227,658

		6,910,971

Textiles, Apparel & Luxury Goods 2.1%
Coach, Inc.	9,245	372,296
Michael Kors Holdings, Ltd. (a)	24,531	1,267,272
NIKE, Inc. Class B	14,188	836,241
PVH Corp.	14,251	1,362,396
Ralph Lauren Corp.	311	28,988
Under Armour, Inc.
Class A (a)	1,883	82,739
Class C (a)	1,904	77,683

		4,027,615

Tobacco 2.6%
Altria Group, Inc.	35,428	2,221,690
Philip Morris International, Inc.	28,668	2,812,904

		5,034,594

	Shares	Value

Trading Companies & Distributors 0.6%
MSC Industrial Direct Co. Class A	8,339	$646,273
United Rentals, Inc. (a)	6,079	406,867

		1,053,140

Total Common Stocks (Cost $179,223,297)		189,268,014

Exchange-Traded Fund 1.1% (b)
SPDR S&P 500 ETF Trust	10,490	2,164,087

Total Exchange-Traded Fund (Cost $2,109,435)		2,164,087

Total Investments (Cost $181,332,732) (c)	100.1%	191,432,101
Other Assets, Less Liabilities	(0.1)	(179,143)
Net Assets	100.0%	$191,252,958

(a)	Non-income producing security.
(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	As of April 30, 2016, cost was $182,367,160 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$14,406,661
Gross unrealized depreciation	(5,341,720)

Net unrealized appreciation	$9,064,941

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$189,268,014	$—	$—	$189,268,014
Exchange-Traded Fund	2,164,087	—	—	2,164,087

Total Investments in Securities	$191,432,101	$—	$—	$191,432,101

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $181,332,732)	$191,432,101
Receivables:
Investment securities sold	1,546,098
Dividends	177,058
Fund shares sold	65,712
Other assets	56,770

Total assets	193,277,739

Liabilities
Due to custodian	118,868
Payables:
Investment securities purchased	1,406,477
Fund shares redeemed	292,244
Manager (See Note 3)	88,152
NYLIFE Distributors (See Note 3)	39,172
Transfer agent (See Note 3)	34,720
Professional fees	26,920
Shareholder communication	10,206
Custodian	6,722
Trustees	197
Accrued expenses	1,103

Total liabilities	2,024,781

Net assets	$191,252,958

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$99,668
Additional paid-in capital	216,280,916

216,380,584
Undistributed net investment income	826,462
Accumulated net realized gain (loss) on investments	(36,053,457)
Net unrealized appreciation (depreciation) on investments	10,099,369

Net assets	$191,252,958

Class A
Net assets applicable to outstanding shares	$52,814,396

Shares of beneficial interest outstanding	2,722,163

Net asset value per share outstanding	$19.40
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.53

Investor Class
Net assets applicable to outstanding shares	$22,192,584

Shares of beneficial interest outstanding	1,143,623

Net asset value per share outstanding	$19.41
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.54

Class B
Net assets applicable to outstanding shares	$6,566,868

Shares of beneficial interest outstanding	368,211

Net asset value and offering price per share outstanding	$17.83

Class C
Net assets applicable to outstanding shares	$20,760,838

Shares of beneficial interest outstanding	1,164,656

Net asset value and offering price per share outstanding	$17.83

Class I
Net assets applicable to outstanding shares	$88,891,855

Shares of beneficial interest outstanding	4,566,766

Net asset value and offering price per share outstanding	$19.46

Class R3
Net assets applicable to outstanding shares	$26,417

Shares of beneficial interest outstanding	1,363

Net asset value and offering price per share outstanding (a)	$19.39

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,217,903

Expenses
Manager (See Note 3)	518,520
Distribution/Service—Class A (See Note 3)	61,465
Distribution/Service—Investor Class (See Note 3)	27,282
Distribution/Service—Class B (See Note 3)	32,477
Distribution/Service—Class C (See Note 3)	116,032
Distribution/Service—Class R3 (See Note 3)	22
Transfer agent (See Note 3)	98,925
Registration	45,159
Professional fees	29,334
Shareholder communication	12,445
Custodian	9,577
Trustees	2,231
Shareholder service (See Note 3)	4
Miscellaneous	6,661

Total expenses	960,134

Net investment income (loss)	1,257,769

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,395,165)
Net change in unrealized appreciation (depreciation) on investments	(5,503,293)

Net realized and unrealized gain (loss) on investments	(6,898,458)

Net increase (decrease) in net assets resulting from operations	$(5,640,689)

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,257,769	$1,887,006
Net realized gain (loss) on investments	(1,395,165)	10,462,143
Net change in unrealized appreciation (depreciation) on investments	(5,503,293)	(2,884,385)

Net increase (decrease) in net assets resulting from operations	(5,640,689)	9,464,764

Dividends to shareholders:
From net investment income:
Class A	(546,900)	(317,306)
Investor Class	(202,195)	(124,211)
Class B	(12,079)	(14,009)
Class C	(44,949)	(42,750)
Class I	(1,194,013)	(951,731)

Total dividends to shareholders	(2,000,136)	(1,450,007)

Capital share transactions:
Net proceeds from sale of shares	34,899,890	67,834,602
Net asset value of shares issued to shareholders in reinvestment of dividends	1,936,763	1,415,184
Cost of shares redeemed	(38,019,188)	(64,302,117)

Increase (decrease) in net assets derived from capital share transactions	(1,182,535)	4,947,669

Net increase (decrease) in net assets	(8,823,360)	12,962,426

Net Assets
Beginning of period	200,076,318	187,113,892

End of period	$191,252,958	$200,076,318

Undistributed net investment income at end of period	$826,462	$1,568,829

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$20.20		$19.39	$16.59	$12.90	$11.34	$10.79

Net investment income (loss) (a)	0.13		0.20	0.18	0.16	0.15	0.13
Net realized and unrealized gain (loss) on investments	(0.71)		0.76	2.83	3.71	1.60	0.53

Total from investment operations	(0.58)		0.96	3.01	3.87	1.75	0.66

Less dividends:
From net investment income	(0.22)		(0.15)	(0.21)	(0.18)	(0.19)	(0.11)

Net asset value at end of period	$19.40		$20.20	$19.39	$16.59	$12.90	$11.34

Total investment return (b)	(2.88	%)(c)	4.95%	18.30%	30.35%	15.64%	6.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35	% ††	1.01%	0.98%	1.11%	1.22%	1.12%
Net expenses	0.95	% ††	0.96%	1.00%	1.05%	1.06%	0.97%
Portfolio turnover rate	87%		158%	165%	150%	182%	139%
Net assets at end of period (in 000’s)	$52,814		$52,985	$34,139	$19,011	$12,402	$10,662

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$20.19		$19.38	$16.58	$12.89	$11.32	$10.77

Net investment income (loss) (a)	0.11		0.16	0.13	0.10	0.09	0.06
Net realized and unrealized gain (loss) on investments	(0.71)		0.76	2.82	3.70	1.61	0.53

Total from investment operations	(0.60)		0.92	2.95	3.80	1.70	0.59

Less dividends:
From net investment income	(0.18)		(0.11)	(0.15)	(0.11)	(0.13)	(0.04)

Net asset value at end of period	$19.41		$20.19	$19.38	$16.58	$12.89	$11.32

Total investment return (b)	(2.99	%)(c)	4.77%	17.94%	29.75%	15.15%	5.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	% ††	0.82%	0.71%	0.72%	0.72%	0.56%
Net expenses	1.19	% ††	1.17%	1.28%	1.46%	1.56%	1.52%
Portfolio turnover rate	87%		158%	165%	150%	182%	139%
Net assets at end of period (in 000’s)	$22,193		$22,939	$20,856	$18,436	$15,093	$13,917

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.49		$17.81	$15.27	$11.87	$10.43	$9.96

Net investment income (loss) (a)	0.04		0.02	(0.00)‡	(0.00)‡	(0.00)‡	(0.02)
Net realized and unrealized gain (loss) on investments	(0.67)		0.69	2.59	3.42	1.48	0.49

Total from investment operations	(0.63)		0.71	2.59	3.42	1.48	0.47

Less dividends:
From net investment income	(0.03)		(0.03)	(0.05)	(0.02)	(0.04)	(0.00)‡

Net asset value at end of period	$17.83		$18.49	$17.81	$15.27	$11.87	$10.43

Total investment return (b)	(3.39	%)(c)	4.01%	17.00%	28.87%	14.23%	4.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44	% ††	0.09%	(0.03%)	(0.03%)	(0.02%)	(0.17%)
Net expenses	1.94	% ††	1.92%	2.03%	2.21%	2.31%	2.27%
Portfolio turnover rate	87%		158%	165%	150%	182%	139%
Net assets at end of period (in 000’s)	$6,567		$6,816	$7,240	$6,760	$5,836	$6,762

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$18.48		$17.80	$15.26	$11.87	$10.43	$9.96

Net investment income (loss) (a)	0.04		0.01	(0.02)	(0.01)	(0.00)‡	(0.02)
Net realized and unrealized gain (loss) on investments	(0.66)		0.70	2.61	3.42	1.48	0.49

Total from investment operations	(0.62)		0.71	2.59	3.41	1.48	0.47

Less dividends:
From net investment income	(0.03)		(0.03)	(0.05)	(0.02)	(0.04)	(0.00)‡

Net asset value at end of period	$17.83		$18.48	$17.80	$15.26	$11.87	$10.43

Total investment return (b)	(3.34	%)(c)	4.01%	17.01%	28.78%	14.23%	4.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	% ††	0.06%	(0.10%)	(0.10%)	(0.02%)	(0.18%)
Net expenses	1.94	% ††	1.92%	2.03%	2.21%	2.31%	2.27%
Portfolio turnover rate	87%		158%	165%	150%	182%	139%
Net assets at end of period (in 000’s)	$20,761		$25,775	$16,536	$3,441	$1,575	$1,221

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$20.29		$19.45	$16.64	$12.94	$11.38	$10.82

Net investment income (loss) (a)	0.16		0.26	0.22	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.72)		0.76	2.83	3.71	1.60	0.53

Total from investment operations	(0.56)		1.02	3.05	3.91	1.78	0.69

Less dividends:
From net investment income	(0.27)		(0.18)	(0.24)	(0.21)	(0.22)	(0.13)

Net asset value at end of period	$19.46		$20.29	$19.45	$16.64	$12.94	$11.38

Total investment return (b)	(2.78	%)(c)	5.26%	18.55%	30.65%	15.89%	6.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	% ††	1.30%	1.24%	1.40%	1.48%	1.39%
Net expenses	0.70	% ††	0.71%	0.75%	0.80%	0.81%	0.72%
Portfolio turnover rate	87%		158%	165%	150%	182%	139%
Net assets at end of period (in 000’s)	$88,892		$91,561	$108,343	$77,476	$75,985	$112,148

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	February 29, 2016** through April 30,
Class R3	2016*
Net asset value at beginning of period	$18.44

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	0.94

Total from investment operations	0.95

Net asset value at end of period	$19.39

Total investment return (b)	5.15	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43	%††
Net expenses	1.30	%††
Portfolio turnover rate	87%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first effective on December 14, 2007. There were no investment operations for Class R2 during the six-month period ended April 30, 2016 or in any period since class R2’s effectiveness. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data

21

Notes to Financial Statements (Unaudited) (continued)

obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the secu-

rity or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund

22	MainStay Common Stock Fund

within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

23

Notes to Financial Statements (Unaudited) (continued)

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2016, the effective management fee rate was 0.55%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $518,520.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Class R3	$4

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,382 and $4,983, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $187, $23,969 and $1,387, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$9,734
Investor Class	30,363
Class B	9,039
Class C	32,240
Class I	17,547
Class R3	2

24	MainStay Common Stock Fund

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$26,288	99.5%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards of $33,623,864 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$33,624	$—

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$1,450,007

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $165,809 and $167,425, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,139,961	$22,446,385
Shares issued to shareholders in reinvestment of dividends and distributions	26,849	520,878
Shares redeemed	(1,086,587)	(21,656,995)

Net increase (decrease) in shares outstanding before conversion	80,223	1,310,268
Shares converted into Class A (See Note 1)	23,383	449,648
Shares converted from Class A (See Note 1)	(4,163)	(80,796)

Net increase (decrease)	99,443	$1,679,120

Year ended October 31, 2015:
Shares sold	1,548,299	$30,351,618
Shares issued to shareholders in reinvestment of dividends and distributions	15,457	306,971
Shares redeemed	(713,232)	(14,201,162)

Net increase (decrease) in shares outstanding before conversion	850,524	16,457,427
Shares converted into Class A (See Note 1)	44,372	894,606
Shares converted from Class A (See Note 1)	(33,201)	(635,327)

Net increase (decrease)	861,695	$16,716,706

25

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	79,486	$1,523,391
Shares issued to shareholders in reinvestment of dividends and distributions	10,373	201,445
Shares redeemed	(82,501)	(1,591,818)

Net increase (decrease) in shares outstanding before conversion	7,358	133,018
Shares converted into Investor Class (See Note 1)	21,054	407,695
Shares converted from Investor Class (See Note 1)	(21,069)	(410,511)

Net increase (decrease)	7,343	$130,202

Year ended October 31, 2015:
Shares sold	197,188	$3,922,117
Shares issued to shareholders in reinvestment of dividends and distributions	6,158	122,419
Shares redeemed	(177,345)	(3,531,519)

Net increase (decrease) in shares outstanding before conversion	26,001	513,017
Shares converted into Investor Class (See Note 1)	73,603	1,428,217
Shares converted from Investor Class (See Note 1)	(39,541)	(799,054)

Net increase (decrease)	60,063	$1,142,180

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	69,941	$1,219,568
Shares issued to shareholders in reinvestment of dividends and distributions	637	11,415
Shares redeemed	(50,414)	(878,611)

Net increase (decrease) in shares outstanding before conversion	20,164	352,372
Shares converted from Class B (See Note 1)	(20,588)	(366,036)

Net increase (decrease)	(424)	$(13,664)

Year ended October 31, 2015:
Shares sold	107,365	$1,963,256
Shares issued to shareholders in reinvestment of dividends and distributions	718	13,151
Shares redeemed	(96,625)	(1,755,078)

Net increase (decrease) in shares outstanding before conversion	11,458	221,329
Shares converted from Class B (See Note 1)	(49,207)	(888,442)

Net increase (decrease)	(37,749)	$(667,113)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	183,618	$3,307,238
Shares issued to shareholders in reinvestment of dividends and distributions	1,795	32,117
Shares redeemed	(415,572)	(7,285,839)

Net increase (decrease)	(230,159)	$(3,946,484)

Year ended October 31, 2015:
Shares sold	861,851	$15,727,727
Shares issued to shareholders in reinvestment of dividends and distributions	1,704	31,194
Shares redeemed	(397,517)	(7,188,101)

Net increase (decrease)	466,038	$8,570,820

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	334,186	$6,378,174
Shares issued to shareholders in reinvestment of dividends and distributions	60,232	1,170,908
Shares redeemed	(339,878)	(6,605,925)

Net increase (decrease)	54,540	$943,157

Year ended October 31, 2015:
Shares sold	798,357	$15,869,884
Shares issued to shareholders in reinvestment of dividends and distributions	47,309	941,449
Shares redeemed	(1,902,965)	(37,626,257)

Net increase (decrease)	(1,057,299)	$(20,814,924)

Class R3	Shares	Amount
Period ended April 30, 2016 (a):
Shares sold	1,363	$25,134

Net increase (decrease)	1,363	$25,134

(a)	Inception date was February 29, 2016.

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second

26	MainStay Common Stock Fund

Circuit Court of Appeals held an oral argument on appeal. On March 24, 2016, the Second Circuit Court of Appeals affirmed the dismissal, holding that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims. The Court found that the claims were preempted because they conflict with the purpose of section 546(e), which provides a safe harbor for “settlement payments.” On April 12, 2016 the Plaintiffs filed a motion seeking a rehearing en banc. We are awaiting a decision.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

28	MainStay Common Stock Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay

Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

30	MainStay Common Stock Fund

Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Common Stock Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695296 MS164-16	MSCS10-06/16 (NYLIM) NL021

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–11.13% –5.95	–8.03 –2.67%	7.68 8.91%	6.99 7.60%	0.99 0.99%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–11.27 –6.10	–8.06 –2.71	7.61 8.84	6.91 7.52	1.04 1.04
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–10.48 –6.42	–7.62 –3.43	7.72 8.01	6.71 6.71	1.79 1.79
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–7.23 –6.42	–4.25 –3.42	8.02 8.02	6.72 6.72	1.79 1.79
Class I Shares	No Sales Charge		–5.87	–2.46	9.15	7.95	0.74
Class R1 Shares	No Sales Charge		–5.97	–2.51	9.06	7.84	0.84
Class R2 Shares	No Sales Charge		–6.06	–2.78	8.80	7.58	1.09
Class R3 Shares[4]	No Sales Charge		–6.24	–3.07	8.52	7.31	1.34
Class R6 Shares[5]	No Sales Charge		–5.86	–2.36	9.21	7.98	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
5.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would also likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[6]	–1.37%	1.07%	11.44%	8.20%
S&P 500® Index[7]	0.43	1.21	11.02	6.91
Average Lipper Large-Cap Growth Fund[8]	–4.05	–1.87	9.70	6.82

6.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.

The Average Lipper Large-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$940.50	$4.82	$1,019.90	$5.02

Investor Class Shares	$1,000.00	$939.00	$5.06	$1,019.60	$5.27

Class B Shares	$1,000.00	$935.80	$8.66	$1,015.90	$9.02

Class C Shares	$1,000.00	$935.80	$8.66	$1,015.90	$9.02

Class I Shares	$1,000.00	$941.30	$3.62	$1,021.10	$3.77

Class R1 Shares	$1,000.00	$940.30	$4.10	$1,020.60	$4.27

Class R2 Shares	$1,000.00	$939.40	$5.30	$1,019.40	$5.52

Class R3 Shares	$1,000.00	$937.60	$6.50	$1,018.20	$6.77

Class R6 Shares	$1,000.00	$941.40	$2.99	$1,021.80	$3.12

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.00% for Class A, 1.05% for Investor Class, 1.80% for Class B and Class C, 0.75% for Class I, 0.85% for Class R1, 1.10% for Class R2, 1.35% for Class R3 and 0.62% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Software	11.1%
Internet Software & Services	8.9
IT Services	8.6
Pharmaceuticals	6.3
Internet & Catalog Retail	6.2
Biotechnology	6.1
Textiles, Apparel & Luxury Goods	5.1
Aerospace & Defense	4.2
Media	4.2
Health Care Equipment & Supplies	4.0
Health Care Providers & Services	3.5
Chemicals	3.4
Specialty Retail	3.4
Semiconductors & Semiconductor Equipment	3.0
Hotels, Restaurants & Leisure	2.6
Food & Staples Retailing	2.5

Industrial Conglomerates	2.5%
Technology Hardware, Storage & Peripherals	2.2
Real Estate Investment Trusts	1.9
Life Sciences Tools & Services	1.5
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	1.2
Communications Equipment	1.1
Diversified Financial Services	1.1
Auto Components	0.9
Diversified Telecommunication Services	0.9
Airlines	0.7
Banks	0.7
Road & Rail	0.5
Short-Term Investment	0.6
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.

2.	Amazon.com, Inc.

3.	Visa, Inc. Class A

4.	UnitedHealth Group, Inc.

5.	Facebook, Inc. Class A
6.	NIKE, Inc. Class B

7.	Danaher Corp.

8.	Bristol-Myers Squibb Co.

9.	MasterCard, Inc. Class A

10.	Celgene Corp.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay Large Cap Growth Fund returned –5.95% for Class A shares, –6.10% for Investor Class shares and –6.42% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, the Fund returned –5.87% for Class I shares, –5.97% for Class R1 shares, –6.06% for Class R2 shares, –6.24% for Class R3 shares and –5.86% for Class R6 shares. For the six months ended April 30, 2016, all share classes underperformed the –1.37% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 0.43% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, all share classes underperformed the –4.05% return of the Average Lipper2 Large-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, there appeared to be a substantial shift in investor preferences. The Russell 1000® Growth Index companies with the highest dividend yields outperformed those with the lowest dividend yields; companies with the lowest earnings growth rates outperformed those with the highest growth rates; and companies with the lowest valuations outperformed those with the highest valuations. Cheap, slow-growth companies with high yields typically fail to meet the requirements of our long-term investment discipline. As a result of the Fund’s lack of exposure to these companies, the Fund underperformed the Russell 1000® Growth Index during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Energy, utilities and materials made the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The best performing sector on a relative basis was energy, with stock selection driving relative performance. In the utilities sector, a slightly underweight position relative to the Index contributed positively to performance. In the materials sector, stock selection drove relative performance.

Information technology, consumer discretionary and consumer staples were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Growth Index. The worst-performing sector on a relative basis was information technology, driven by stock selection. In the consumer discretionary sector, stock selection drove relative performance. In the consumer staples sector, an underweight position relative to the Index detracted from performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to the Fund’s absolute performance during the reporting period was UnitedHealth Group. The company provides a diverse array of health and well-being services to people through all stages of life. We believed that the company’s scale and diversification could drive growth in the dynamic health care industry. Social networking company Facebook performed well during the reporting period. The company continued to grow rapidly. Its product portfolio included Facebook, Instagram, Messenger and WhatsApp. With over 1.6 billion monthly active users and over one billion daily active users, the company continued to attract advertisers. Medical device company Edwards Lifesciences also contributed positively to the Fund’s absolute performance. The company led the development of the transcatheter aortic valve replacement market, for which worldwide revenues topped $1.9 billion in 2015.

During the reporting period, the most significant detractor from the Fund’s absolute performance was online business networking company LinkedIn. The company reported a strong quarter, in line with our expectations. However, LinkedIn’s guidance of slowing growth in its Talent Solutions business, along with the discontinuation of the company’s once-promising off-network advertising business, led to slower forward growth rates for the company. We eliminated the position to focus on information technology companies that had seen stock price declines without weakening long-term fundamentals. Although technology hardware, storage & peripherals company Apple contributed positively to relative performance, the company was a drag on the Fund’s absolute performance during the reporting period. We had anticipated that Apple’s first-quarter 2016 results would be below Wall Street expectations, reflecting a disappointing iPhone 6S cycle. Apple reported a 15% year-over-year decline in revenue, and guidance for the June quarter was also weak. The Fund is about 3% underweight Apple relative to the Russell 1000® Growth Index. We maintained a modest weight in Apple, as the company has $210 billion of cash holdings, massive annual free cash flow, an upcoming new product

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

cycle for the iPhone 7 in mid-September 2016 and a valuation of 11 times 2016 earnings. Pharmaceutical company Allergan detracted from performance. Pfizer’s attempt to acquire Allergan was derailed by regulatory issues. We continued, however, to view the stand-alone fundamentals of the company as compelling. Allergan plans to divest its generic business to Teva Pharmaceutical Industries, Ltd., and we believed that the company could be positioned for strong organic growth from its key franchises, including Botox.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a position in JPMorgan Chase because we viewed recent weakness in the banking company as an attractive initiation point. Challenges to the banking sector, including slow capital markets and declining interest rates, factored into current expectations. During the reporting period, JPMorgan Chase continued to gain market share in most of its businesses and generates solid returns on tangible equity.

We exited the Fund’s position in multinational mass-media and entertainment conglomerate Disney. Our research concluded that forward Wall Street consensus estimates were too high because of larger-than-projected losses at ESPN, higher costs related to the new NBA contract on ESPN and the delay in Star Wars 7. The Fund also sold its position in American fashion retailer L Brands. The company announced the exit of the swimwear category for Victoria Secret and related online apparel sales. These changes reduced our confidence in the company’s sales trends.

How did the Fund’s sector weightings change during the reporting period?

We reduced the Fund’s underweight positions relative to the Russell 1000® Growth Index in the industrials and financials sectors. We increased the Fund’s allocation to the health care sector, adding to an already overweight position. During the reporting period, we reduced the Fund’s overweight position relative to the Russell 1000® Growth Index in the consumer discretionary sector. We also increased the degree to which the Fund was underweight relative to the Index in the telecommunication services and consumer staples sectors.

How was the Fund positioned at the end of the reporting period?

Throughout the reporting period, we positioned the Fund for a growth equity environment. We anticipated strong secular growth in the information technology, health care and consumer discretionary sectors, and the Fund held overweight positions relative to the Russell 1000® Growth Index in all three sectors as of April 30, 2016.

As of the same date, the Fund held substantially underweight positions relative to the Russell 1000® Growth Index in the consumer staples and industrials sectors. We viewed these sectors as having weaker growth prospects in light of negative foreign interest rates, shifting oil prices and other secular trends. We continue to monitor potential opportunities in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 99.6%†
Aerospace & Defense 4.2%
Boeing Co. (The)	1,170,300	$157,756,440
Honeywell International, Inc.	1,940,000	221,683,800
Lockheed Martin Corp.	841,600	195,571,008
Raytheon Co.	613,300	77,490,455

		652,501,703

Airlines 0.7%
Delta Air Lines, Inc.	2,561,300	106,729,371

Auto Components 0.9%
Delphi Automotive PLC	1,955,100	143,954,013

Banks 0.7%
JPMorgan Chase & Co.	1,780,000	112,496,000

Biotechnology 6.1%
AbbVie, Inc.	2,245,000	136,945,000
Alexion Pharmaceuticals, Inc. (a)	1,590,050	221,462,164
Amgen, Inc.	1,025,000	162,257,500
♦Celgene Corp. (a)	3,395,970	351,177,258
Regeneron Pharmaceuticals, Inc. (a)	182,000	68,561,220

		940,403,142

Chemicals 3.4%
Ecolab, Inc.	1,435,000	164,996,300
PPG Industries, Inc.	1,850,100	204,232,539
Sherwin-Williams Co. (The)	553,625	159,061,999

		528,290,838

Communications Equipment 1.1%
Palo Alto Networks, Inc. (a)	1,070,600	161,521,422

Diversified Financial Services 1.1%
Moody’s Corp.	1,786,400	170,994,208

Diversified Telecommunication Services 0.9%
SBA Communications Corp. Class A (a)	1,404,900	144,760,896

Food & Staples Retailing 2.5%
Costco Wholesale Corp.	1,145,000	169,608,850
CVS Health Corp.	2,145,000	215,572,500

		385,181,350

Health Care Equipment & Supplies 4.0%
Boston Scientific Corp. (a)	13,250,100	290,442,192
Edwards Lifesciences Corp. (a)	1,392,140	147,859,189
Intuitive Surgical, Inc. (a)	277,050	173,533,038

		611,834,419

	Shares	Value
Health Care Providers & Services 3.5%
♦UnitedHealth Group, Inc.	4,115,100	$541,876,368

Hotels, Restaurants & Leisure 2.6%
Starbucks Corp.	5,595,100	314,612,473
Wynn Resorts, Ltd.	940,000	83,002,000

		397,614,473

Industrial Conglomerates 2.5%
♦Danaher Corp.	3,900,100	377,334,675

Internet & Catalog Retail 6.2%
♦Amazon.com, Inc. (a)	1,008,540	665,222,899
Priceline Group, Inc. (The) (a)	216,520	290,929,263

		956,152,162

Internet Software & Services 8.9%
♦Alphabet, Inc.
Class A (a)	513,460	363,468,065
Class C (a)	455,331	315,548,936
CoStar Group, Inc. (a)	828,015	163,375,640
♦Facebook, Inc. Class A (a)	4,483,400	527,158,172

		1,369,550,813

IT Services 8.6%
FleetCor Technologies, Inc. (a)	1,228,400	190,008,912
♦MasterCard, Inc. Class A	3,717,500	360,560,325
PayPal Holdings, Inc. (a)	4,190,050	164,166,159
♦Visa, Inc. Class A	7,865,100	607,500,324

		1,322,235,720

Life Sciences Tools & Services 1.5%
Quintiles Transnational Holdings, Inc. (a)	3,427,600	236,744,332

Media 4.2%
Charter Communications, Inc. Class A (a)	1,098,200	233,081,968
Comcast Corp. Class A	3,135,000	190,482,600
Time Warner, Inc.	3,015,100	226,554,614

		650,119,182

Multiline Retail 1.3%
Dollar Tree, Inc. (a)	2,570,000	204,854,700

Oil, Gas & Consumable Fuels 1.2%
Pioneer Natural Resources Co.	1,075,100	178,574,110

Pharmaceuticals 6.3%
Allergan PLC (a)	1,286,080	278,513,485
♦Bristol-Myers Squibb Co.	5,140,100	371,012,418
Zoetis, Inc.	6,710,000	315,571,300

		965,097,203

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts 1.9%
American Tower Corp.	2,845,100	$298,394,088

Road & Rail 0.5%
Kansas City Southern	816,000	77,316,000

Semiconductors & Semiconductor Equipment 3.0%
Broadcom, Ltd.	1,580,000	230,285,000
NXP Semiconductors N.V. (a)	2,665,050	227,275,464

		457,560,464

Software 11.1%
Adobe Systems, Inc. (a)	2,347,400	221,172,028
Electronic Arts, Inc. (a)	3,555,000	219,876,750
Intuit, Inc.	2,505,000	252,729,450
Microsoft Corp.	6,930,100	345,604,087
Mobileye N.V. (a)	4,960,000	189,224,000
Salesforce.com, Inc. (a)	3,940,100	298,659,580
ServiceNow, Inc. (a)	2,090,000	149,393,200
Splunk, Inc. (a)	734,900	38,200,102

		1,714,859,197

Specialty Retail 3.4%
Home Depot, Inc. (The)	2,178,100	291,625,809
O’Reilly Automotive, Inc. (a)	531,350	139,575,018
Ulta Salon Cosmetics & Fragrance, Inc. (a)	467,570	97,385,479

		528,586,306

Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	3,599,185	337,387,602

Textiles, Apparel & Luxury Goods 5.1%
Lululemon Athletica, Inc. (a)	2,575,050	168,794,527
♦NIKE, Inc. Class B	7,396,900	435,973,286
Under Armour, Inc.
Class A (a)	2,220,100	97,551,194
Class C (a)	2,220,100	90,580,080

		792,899,087

Total Common Stocks (Cost $11,005,253,543)		15,365,823,844

	Principal Amount	Value
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $91,563,217 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.02% and a maturity date of 9/28/21, with a Principal Amount of $93,395,000 and a Market Value of $93,395,000)	$91,562,988	$91,562,988

Total Short-Term Investment (Cost $91,562,988)		91,562,988

Total Investments (Cost $11,096,816,531) (b)	100.2%	15,457,386,832
Other Assets, Less Liabilities	(0.2)	(23,736,079)
Net Assets	100.0%	$15,433,650,753

(a)	Non-income producing security.

(b)	As of April 30, 2016, cost was $11,117,791,109 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,534,703,158
Gross unrealized depreciation	(195,107,435)

Net unrealized appreciation	$4,339,595,723

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$15,365,823,844	$—	$—	$15,365,823,844
Short-Term Investment
Repurchase Agreement	—	91,562,988	—	91,562,988

Total Investments in Securities	$15,365,823,844	$91,562,988	$—	$15,457,386,832

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $11,096,816,531)	$15,457,386,832
Due from custodian	30,200,192
Receivables:
Investment securities sold	336,797,526
Fund shares sold	15,538,516
Dividends and interest	5,882,062
Other assets	228,788

Total assets	15,846,033,916

Liabilities
Payables:
Investment securities purchased	364,613,908
Fund shares redeemed	34,895,317
Manager (See Note 3)	7,883,028
Transfer agent (See Note 3)	3,512,038
NYLIFE Distributors (See Note 3)	722,081
Shareholder communication	413,988
Professional fees	128,177
Custodian	73,958
Trustees	27,952
Accrued expenses	112,716

Total liabilities	412,383,163

Net assets	$15,433,650,753

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$16,822,684
Additional paid-in capital	10,233,903,875

10,250,726,559
Net investment loss	(6,089,909)
Accumulated net realized gain (loss) on investments	828,443,802
Net unrealized appreciation (depreciation) on investments	4,360,570,301

Net assets	$15,433,650,753

Class A
Net assets applicable to outstanding shares	$995,523,576

Shares of beneficial interest outstanding	112,637,807

Net asset value per share outstanding	$8.84
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.35

Investor Class
Net assets applicable to outstanding shares	$171,539,590

Shares of beneficial interest outstanding	19,572,566

Net asset value per share outstanding	$8.76
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.27

Class B
Net assets applicable to outstanding shares	$40,087,527

Shares of beneficial interest outstanding	5,105,920

Net asset value and offering price per share outstanding	$7.85

Class C
Net assets applicable to outstanding shares	$350,133,033

Shares of beneficial interest outstanding	44,658,493

Net asset value and offering price per share outstanding	$7.84

Class I
Net assets applicable to outstanding shares	$10,070,437,824

Shares of beneficial interest outstanding	1,083,902,374

Net asset value and offering price per share outstanding	$9.29

Class R1
Net assets applicable to outstanding shares	$1,828,945,209

Shares of beneficial interest outstanding	200,315,729

Net asset value and offering price per share outstanding	$9.13

Class R2
Net assets applicable to outstanding shares	$517,279,848

Shares of beneficial interest outstanding	58,587,566

Net asset value and offering price per share outstanding	$8.83

Class R3
Net assets applicable to outstanding shares	$94,653,658

Shares of beneficial interest outstanding	11,079,461

Net asset value and offering price per share outstanding	$8.54

Class R6
Net assets applicable to outstanding shares	$1,365,050,488

Shares of beneficial interest outstanding	146,408,490

Net asset value and offering price per share outstanding	$9.32

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$69,678,375
Interest	14,538

Total income	69,692,913

Expenses
Manager (See Note 3)	49,104,017
Transfer agent (See Note 3)	9,863,590
Distribution/Service—Class A (See Note 3)	1,354,577
Distribution/Service—Investor Class (See Note 3)	215,678
Distribution/Service—Class B (See Note 3)	214,862
Distribution/Service—Class C (See Note 3)	1,851,354
Distribution/Service—Class R2 (See Note 3)	710,959
Distribution/Service—Class R3 (See Note 3)	254,590
Shareholder service (See Note 3)	1,284,011
Shareholder communication	407,246
Professional fees	374,018
Trustees	206,703
Custodian	160,627
Registration	137,720
Interest expense	3,025
Miscellaneous	263,223

Total expenses before waiver/reimbursement	66,406,200
Expense waiver/reimbursement from Manager (See Note 3)	(299,958)

Net expenses	66,106,242

Net investment income (loss)	3,586,671

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	849,428,097
Net change in unrealized appreciation (depreciation) on investments	(1,910,148,928)

Net realized and unrealized gain (loss) on investments	(1,060,720,831)

Net increase (decrease) in net assets resulting from operations	$(1,057,134,160)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,586,671	$(9,676,580)
Net realized gain (loss) on investments	849,428,097	2,381,897,095
Net change in unrealized appreciation (depreciation) on investments	(1,910,148,928)	(812,353,846)

Net increase (decrease) in net assets resulting from operations	(1,057,134,160)	1,559,866,669

Distributions to shareholders:
From net realized gain on investments:
Class A	(142,419,745)	(125,570,603)
Investor Class	(22,798,079)	(19,330,344)
Class B	(6,319,750)	(5,511,858)
Class C	(53,490,540)	(42,270,495)
Class I	(1,353,826,315)	(1,298,539,884)
Class R1	(243,267,446)	(207,982,444)
Class R2	(77,201,297)	(92,684,573)
Class R3	(13,765,123)	(15,451,512)
Class R6	(148,689,366)	(69,346,873)

Total distributions to shareholders	(2,061,777,661)	(1,876,688,586)

Capital share transactions:
Net proceeds from sale of shares	2,265,607,139	3,835,563,572
Net asset value of shares issued to shareholders in reinvestment of distributions	1,630,825,040	1,486,839,316
Cost of shares redeemed	(3,385,014,873)	(7,392,003,445)

Increase (decrease) in net assets derived from capital share transactions	511,417,306	(2,069,600,557)

Net increase (decrease) in net assets	(2,607,494,515)	(2,386,422,474)

Net Assets
Beginning of period	18,041,145,268	20,427,567,742

End of period	$15,433,650,753	$18,041,145,268

Net investment loss	$(6,089,909)	$(9,676,580)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.68		$10.91	$9.98	$7.55	$7.24	$6.58

Net investment income (loss) (a)	(0.01)		(0.02)	(0.02)	0.01	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.56)		0.85	1.45	2.42	0.49	0.68

Total from investment operations	(0.57)		0.83	1.43	2.43	0.47	0.66

Less dividends and distributions:
From net investment income	—		—	—	(0.00)‡	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of period	$8.84		$10.68	$10.91	$9.98	$7.55	$7.24

Total investment return (b)	(5.95	%)(c)	8.10%	14.95%	32.09%	6.79%	10.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.14	%)††	(0.23%)	(0.22%)	0.17%	(0.20%)	(0.35%)
Net expenses	1.00	% (d)††	0.99%	0.99%	1.02%	1.04%	1.06%
Expenses (before waiver/reimbursement)	1.01	% (d)††	0.99%	0.99%	1.02%	1.04%	1.07%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$995,524		$1,202,852	$1,304,641	$1,615,768	$1,611,374	$1,887,326

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.61		$10.84	$9.93	$7.52	$7.21	$6.55

Net investment income (loss) (a)	(0.01)		(0.03)	(0.03)	0.01	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.57)		0.86	1.44	2.40	0.49	0.69

Total from investment operations	(0.58)		0.83	1.41	2.41	0.47	0.66

Less dividends and distributions:
From net investment income	—		—	—	(0.00)‡	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of period	$8.76		$10.61	$10.84	$9.93	$7.52	$7.21

Total investment return (b)	(6.10	%)(c)	8.16%	14.82%	32.13%	6.68%	10.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19	%)††	(0.28%)	(0.28%)	0.09%	(0.28%)	(0.43%)
Net expenses	1.05	% (d)††	1.04%	1.04%	1.08%	1.10%	1.15%
Expenses (before waiver/reimbursement)	1.06	% (d)††	1.04%	1.04%	1.08%	1.10%	1.15%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$171,540		$180,154	$199,826	$211,111	$199,156	$130,140

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.67		$10.04	$9.29	$7.09	$6.86	$6.28

Net investment income (loss) (a)	(0.04)		(0.10)	(0.10)	(0.05)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.51)		0.79	1.35	2.25	0.46	0.66

Total from investment operations	(0.55)		0.69	1.25	2.20	0.39	0.58

Less dividends and distributions:
From net investment income	—		—	—	(0.00)‡	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of period	$7.85		$9.67	$10.04	$9.29	$7.09	$6.86

Total investment return (b)	(6.42	%)(c)	7.34%	14.08%	30.93%	5.98%	9.24	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.93	%)††	(1.03%)	(1.02%)	(0.65%)	(1.01%)	(1.18%)
Net expenses	1.80	% (e)††	1.79%	1.79%	1.83%	1.84%	1.90%
Expenses (before waiver/reimbursement)	1.81	% (e)††	1.79%	1.79%	1.83%	1.85%	1.90%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$40,088		$47,779	$52,737	$59,671	$58,392	$72,591

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.66		$10.03	$9.29	$7.09	$6.85	$6.28

Net investment income (loss) (a)	(0.04)		(0.10)	(0.10)	(0.05)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.51)		0.79	1.34	2.25	0.47	0.65

Total from investment operations	(0.55)		0.69	1.24	2.20	0.40	0.57

Less dividends and distributions:
From net investment income	—		—	—	(0.00)‡	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of period	$7.84		$9.66	$10.03	$9.29	$7.09	$6.85

Total investment return (b)	(6.42	%)(c)	7.35%	13.96%	31.12%	5.99%	9.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.94	%)††	(1.04%)	(1.02%)	(0.66%)	(1.02%)	(1.18%)
Net expenses	1.80	% (d)††	1.79%	1.79%	1.83%	1.85%	1.89%
Expenses (before waiver/reimbursement)	1.81	% (d)††	1.79%	1.79%	1.83%	1.85%	1.90%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$350,133		$408,078	$402,714	$403,968	$375,521	$380,186

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.15		$11.32	$10.31	$7.80	$7.45	$6.75

Net investment income (loss) (a)	0.01		0.00 ‡	0.00 ‡	0.03	0.00 ‡	(0.01)
Net realized and unrealized gain (loss) on investments	(0.60)		0.89	1.51	2.50	0.51	0.71

Total from investment operations	(0.59)		0.89	1.51	2.53	0.51	0.70

Less dividends and distributions:
From net investment income	—		—	—	(0.02)	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.02)	(0.16)	—

Net asset value at end of period	$9.29		$11.15	$11.32	$10.31	$7.80	$7.45

Total investment return (b)	(5.87	%)(c)	8.36%	15.26%	32.41%	7.15%	10.37	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11	% ††	0.02%	0.02%	0.38%	0.03%	(0.09%)
Net expenses	0.75	% (e)††	0.74%	0.74%	0.77%	0.79%	0.81%
Expenses (before waiver/reimbursement)	0.76	% (e)††	0.74%	0.74%	0.77%	0.79%	0.82%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$10,070,438		$12,150,253	$14,361,006	$13,254,459	$11,215,464	$8,465,658

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R1	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.99		$11.17	$10.19	$7.72	$7.38	$6.70

Net investment income (loss) (a)	0.00	‡	(0.01)	(0.01)	0.02	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.59)		0.89	1.49	2.47	0.51	0.70

Total from investment operations	(0.59)		0.88	1.48	2.49	0.50	0.68

Less dividends and distributions:
From net investment income	—		—	—	(0.02)	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.02)	(0.16)	—

Net asset value at end of period	$9.13		$10.99	$11.17	$10.19	$7.72	$7.38

Total investment return (b)	(5.97	%)(c)	8.39%	15.14%	32.27%	6.94%	10.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	% ††	(0.08%)	(0.08%)	0.28%	(0.08%)	(0.21%)
Net expenses	0.85	% (d)††	0.84%	0.84%	0.87%	0.89%	0.91%
Expenses (before waiver/reimbursement)	0.86	% (d)††	0.84%	0.84%	0.87%	0.89%	0.92%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$1,828,945		$1,952,248	$2,225,940	$2,287,242	$1,950,015	$1,140,164

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.68		$10.92	$9.99	$7.57	$7.26	$6.61

Net investment income (loss) (a)	(0.01)		(0.03)	(0.03)	0.00 ‡	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.57)		0.85	1.46	2.42	0.49	0.68

Total from investment operations	(0.58)		0.82	1.43	2.42	0.47	0.65

Less dividends and distributions:
From net investment income	—		—	—	(0.00)‡	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of period	$8.83		$10.68	$10.92	$9.99	$7.57	$7.26

Total investment return (b)	(6.06	%)(c)	8.00%	14.93%	31.88%	6.77%	9.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24	%)††	(0.32%)	(0.33%)	0.03%	(0.32%)	(0.46%)
Net expenses	1.10	% (d)††	1.09%	1.09%	1.12%	1.14%	1.16%
Expenses (before waiver/reimbursement)	1.11	% (d)††	1.09%	1.09%	1.12%	1.14%	1.17%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$517,280		$674,630	$984,295	$1,014,655	$854,119	$701,183

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.39		$10.67	$9.80	$7.45	$7.16	$6.53

Net investment income (loss) (a)	(0.02)		(0.06)	(0.06)	(0.02)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.56)		0.84	1.43	2.37	0.49	0.68

Total from investment operations	(0.58)		0.78	1.37	2.35	0.45	0.63

Less dividends and distributions:
From net investment income	—		—	—	(0.00)‡	—	—
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—	(0.16)	—

Total dividends and distributions	(1.27)		(1.06)	(0.50)	(0.00)‡	(0.16)	—

Net asset value at end of period	$8.54		$10.39	$10.67	$9.80	$7.45	$7.16

Total investment return (b)	(6.24	%)(c)	7.79%	14.59%	31.63%	6.44%	9.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49	%)††	(0.57%)	(0.57%)	(0.20%)	(0.57%)	(0.70%)
Net expenses	1.35	% (d)††	1.34%	1.34%	1.37%	1.39%	1.41%
Expenses (before reimbursement/waiver)	1.36	% (d)††	1.34%	1.34%	1.37%	1.39%	1.42%
Portfolio turnover rate	48%		66%	67%	74%	60%	52%
Net assets at end of period (in 000’s)	$94,654		$114,118	$158,222	$219,158	$205,329	$138,883

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		June 17, 2013** through October 31,
Class R6	2016*		2015	2014	2013
Net asset value at beginning of period	$11.18		$11.33	$10.31	$9.02

Net investment income (loss) (a)	0.01		0.01	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.60)		0.90	1.51	1.29

Total from investment operations	(0.59)		0.91	1.52	1.29

Less distributions:
From net realized gain on investments	(1.27)		(1.06)	(0.50)	—

Net asset value at end of period	$9.32		$11.18	$11.33	$10.31

Total investment return (b)	(5.86	%)(c)	8.55%	15.36%	14.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24	% ††	0.11%	0.10%	0.04	%††
Net expenses	0.62	% (d)††	0.62%	0.62%	0.62	%††
Expenses (before waiver/reimbursement)	0.63	% (d)††	0.62%	0.62%	0.62	%††
Portfolio turnover rate	48%		66%	67%	74%
Net assets at end of period (in 000’s)	$1,365,050		$1,311,034	$738,186	$147,625

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

22	MainStay Large Cap Growth Fund

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

23

Notes to Financial Statements (Unaudited) (continued)

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

24	MainStay Large Cap Growth Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Winslow Capital Management, LLC. (“Winslow” or ‘‘Subadvisor’’), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2016, the effective management fee rate was 0.61%.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $49,104,017.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$948,710
Class R2	284,383
Class R3	50,918

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $46,761 and $23,540, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor

25

Notes to Financial Statements (Unaudited) (continued)

retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,807, $203, $70,142 and $17,649, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$708,954
Investor Class	153,571
Class B	38,188
Class C	329,156
Class I	6,954,216
Class R1	1,241,588
Class R2	371,325
Class R3	66,592

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$206,173,770
Long-Term Capital Gain	1,670,514,816
Total	$1,876,688,586

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, the Fund utilized the line of credit for one day, maintained an average daily balance of $82,000,000 at a weighted average interest rate of 1.328% and incurred interest expense in the amount of $3,025. As of April 30, 2016, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $7,811,941 and $9,257,039, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	14,362,884	$131,531,582
Shares issued to shareholders in reinvestment of dividends and distributions	13,179,543	123,228,727
Shares redeemed	(27,575,662)	(247,800,497)

Net increase (decrease) in shares outstanding before conversion	(33,235)	6,959,812
Shares converted into Class A (See Note 1)	267,744	2,409,704
Shares converted from Class A (See Note 1)	(185,423)	(1,605,765)

Net increase (decrease)	49,086	$7,763,751

Year ended October 31, 2015:
Shares sold	21,810,581	$226,524,859
Shares issued to shareholders in reinvestment of dividends and distributions	10,872,016	110,133,517
Shares redeemed	(40,165,642)	(416,439,846)

Net increase (decrease) in shares outstanding before conversion	(7,483,045)	(79,781,470)
Shares converted into Class A (See Note 1)	813,049	8,547,122
Shares converted from Class A (See Note 1)	(317,270)	(3,204,527)

Net increase (decrease)	(6,987,266)	$(74,438,875)

26	MainStay Large Cap Growth Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	2,047,117	$19,917,078
Shares issued to shareholders in reinvestment of dividends and distributions	2,443,289	22,673,718
Shares redeemed	(2,134,412)	(19,205,319)

Net increase (decrease) in shares outstanding before conversion	2,355,994	23,385,477
Shares converted into Investor Class (See Note 1)	448,576	3,908,260
Shares converted from Investor Class (See Note 1)	(218,252)	(1,968,219)

Net increase (decrease)	2,586,318	$25,325,518

Year ended October 31, 2015:
Shares sold	2,274,877	$23,481,303
Shares issued to shareholders in reinvestment of dividends and distributions	1,911,381	19,228,420
Shares redeemed	(5,699,442)	(58,869,533)

Net increase (decrease) in shares outstanding before conversion	(1,513,184)	(16,159,810)
Shares converted into Investor Class (See Note 1)	792,362	8,017,661
Shares converted from Investor Class (See Note 1)	(718,721)	(7,522,265)

Net increase (decrease)	(1,439,543)	$(15,664,414)

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	659,861	$5,350,261
Shares issued to shareholders in reinvestment of dividends and distributions	659,856	5,505,052
Shares redeemed	(808,924)	(6,440,866)

Net increase (decrease) in shares outstanding before conversion	510,793	4,414,447
Shares converted from Class B (See Note 1)	(347,031)	(2,743,980)

Net increase (decrease)	163,762	$1,670,467

Year ended October 31, 2015:
Shares sold	770,715	$7,275,764
Shares issued to shareholders in reinvestment of dividends and distributions	519,992	4,802,784
Shares redeemed	(974,250)	(9,169,284)

Net increase (decrease) in shares outstanding before conversion	316,457	2,909,264
Shares converted from Class B (See Note 1)	(625,907)	(5,837,991)

Net increase (decrease)	(309,450)	$(2,928,727)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	5,701,254	$47,138,651
Shares issued to shareholders in reinvestment of dividends and distributions	3,001,163	24,969,683
Shares redeemed	(6,305,718)	(50,532,043)

Net increase (decrease)	2,396,699	$21,576,291

Year ended October 31, 2015:
Shares sold	8,009,787	$75,101,486
Shares issued to shareholders in reinvestment of dividends and distributions	2,080,388	19,181,176
Shares redeemed	(7,968,035)	(75,209,893)

Net increase (decrease)	2,122,140	$19,072,769

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	131,682,854	$1,248,435,766
Shares issued to shareholders in reinvestment of dividends and distributions	101,900,227	1,000,660,248
Shares redeemed	(239,146,896)	(2,275,189,060)

Net increase (decrease)	(5,563,815)	$(26,093,046)

Year ended October 31, 2015:
Shares sold	217,439,008	$2,348,916,340
Shares issued to shareholders in reinvestment of dividends and distributions	92,488,739	975,756,195
Shares redeemed	(489,304,127)	(5,312,636,978)

Net increase (decrease)	(179,376,380)	$(1,987,964,443)

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	30,839,875	$310,067,709
Shares issued to shareholders in reinvestment of dividends and distributions	25,181,545	243,253,727
Shares redeemed	(33,409,679)	(315,701,733)

Net increase (decrease)	22,611,741	$237,619,703

Year ended October 31, 2015:
Shares sold	26,569,433	$284,821,244
Shares issued to shareholders in reinvestment of dividends and distributions	19,995,031	207,948,321
Shares redeemed	(68,052,816)	(728,357,325)

Net increase (decrease)	(21,488,352)	$(235,587,760)

27

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	7,844,526	$71,371,607
Shares issued to shareholders in reinvestment of dividends and distributions	5,403,725	50,524,831
Shares redeemed	(17,839,246)	(163,241,473)

Net increase (decrease)	(4,590,995)	$(41,345,035)

Year ended October 31, 2015:
Shares sold	15,855,834	$164,291,461
Shares issued to shareholders in reinvestment of dividends and distributions	6,586,660	66,722,868
Shares redeemed	(49,429,038)	(520,943,135)

Net increase (decrease)	(26,986,544)	$(289,928,806)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,238,619	$10,851,894
Shares issued to shareholders in reinvestment of dividends and distributions	1,377,716	12,468,332
Shares redeemed	(2,524,815)	(22,117,315)

Net increase (decrease)	91,520	$1,202,911

Year ended October 31, 2015:
Shares sold	2,585,484	$26,221,607
Shares issued to shareholders in reinvestment of dividends and distributions	1,388,579	13,719,161
Shares redeemed	(7,816,197)	(79,215,887)

Net increase (decrease)	(3,842,134)	$(39,275,119)

Class R6	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	41,951,755	$420,942,591
Shares issued to shareholders in reinvestment of dividends and distributions	14,978,754	147,540,722
Shares redeemed	(27,779,727)	(284,786,567)

Net increase (decrease)	29,150,782	$283,696,746

Year ended October 31, 2015:
Shares sold	63,215,922	$678,929,508
Shares issued to shareholders in reinvestment of dividends and distributions	6,566,938	69,346,874
Shares redeemed	(17,665,445)	(191,161,564)

Net increase (decrease)	52,117,415	$557,114,818

Note 9–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On April 20, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management LLC (“Winslow Capital”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Winslow Capital (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow Capital and responses from New York Life Investments and Winslow Capital to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Winslow Capital. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Winslow Capital

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that Winslow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Winslow Capital. The Board also reviewed Winslow Capital’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow Capital to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered representations from Winslow Capital and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Fund was the result of arm’s-length negotiations. Because Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to

30	MainStay Large Cap Growth Fund

allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital and are based on fees paid to Winslow Capital by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Winslow Capital are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that the Fund’s total net expenses compared favorably to peers. The Board further considered the positive overall impact of the breakpoints in the Fund’s management fee schedule. Additionally, the Board considered and determined to approve a proposal from New York Life Investments to implement a contractual waiver of the Fund’s management fee.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay Large Cap Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694708 MS164-16	MSLG10-06/16 (NYLIM) NL031

MainStay MAP Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2016

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Message from the President

The U.S. stock market experienced substantial volatility during the six months ended April 30, 2016. After holding relatively steady in November and December of 2015, stock prices sank steadily in the early weeks of 2016. Oil prices continued their long-standing descent through mid-January 2016, and slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery, and they closed the reporting period not far from where they began.

According to FTSE Russell data, U.S. stocks as a whole tended to provide positive returns, with mid-capitalization stocks generally outperforming large- and small-cap stocks. During the reporting period, value stocks generally provided positive total returns for all but the very smallest companies and outperformed growth stocks at all capitalization levels.

International and emerging-market stocks also tended to provide negative returns for the six months ended April 30, 2016. Slowing growth in China, weaker commodity prices and Brazil’s economic woes all took a toll on global stock performance.

Many sectors of the bond market showed relatively strong performance during the six-month reporting period. U.S. Treasury, agency, mortgage-backed and asset-backed securities—as well as corporate, municipal, high-yield and emerging-market bonds—all provided positive performance. Longer-term bonds tended to provide higher total returns than shorter-term bonds; and among investment-grade bonds, A-rated issues1 were particularly strong. The convertible bond market, where bond performance is tied to the value of an underlying stock, struggled during the reporting period, as many convertible issuers faced challenges.

While stock and bond markets may go up or down in ways that are hard to predict, staying the course requires a long-term view. It may also require an ability to remain optimistic, even through periods of market volatility. During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Funds and the investment strategies outlined in each Fund’s prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected your MainStay Fund during the six months ended April 30, 2016. We hope that you will read it carefully and use the information as part of your long-term investment planning and decision making.

At MainStay, we’re honored that you have chosen to invest with us, and we hope that our Funds will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

1.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Table of Contents

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.89 –3.59%	–11.49 –6.34%	6.02 7.23%	4.53 5.13%	1.11 1.11%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.99 –3.69	–11.66 –6.52	5.83 7.04	4.38 4.97	1.25 1.25
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–8.02 –4.04	–11.04 –7.19	5.94 6.25	4.18 4.18	2.00 2.00
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.84 –4.04	–7.96 –7.19	6.24 6.24	4.18 4.18	2.00 2.00
Class I Shares	No Sales Charge		–3.49	–6.11	7.50	5.40	0.86
Class R1 Shares	No Sales Charge		–3.51	–6.18	7.38	5.28	0.96
Class R2 Shares	No Sales Charge		–3.66	–6.46	7.12	5.04	1.21
Class R3 Shares[4]	No Sales Charge		–3.75	–6.65	6.86	4.77	1.46

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	FIve Years	Ten Years
Russell 3000® Index[5]	0.06%	–0.18%	10.50%	6.85%
S&P 500® Index[6]	0.43	1.21	11.02	6.91
Average Lipper Large-Cap Core Fund[7]	–0.79	–1.30	9.30	5.93

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2015, to April 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2015, to April 30, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value (Based on Actual Returns and Expenses) 4/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$964.10	$5.47	$1,019.30	$5.62

Investor Class Shares	$1,000.00	$963.10	$6.35	$1,018.40	$6.52

Class B Shares	$1,000.00	$959.60	$9.99	$1,014.70	$10.27

Class C Shares	$1,000.00	$959.60	$9.99	$1,014.70	$10.27

Class I Shares	$1,000.00	$965.10	$4.25	$1,020.50	$4.37

Class R1 Shares	$1,000.00	$964.90	$4.74	$1,020.00	$4.87

Class R2 Shares	$1,000.00	$963.40	$5.96	$1,018.80	$6.12

Class R3 Shares	$1,000.00	$962.50	$7.17	$1,017.60	$7.37

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.12% for Class A, 1.30% for Investor Class, 2.05% for Class B and Class C, 0.87% for Class I, 0.97% for Class R1, 1.22% for Class R2 and 1.47% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2016 (Unaudited)

Media	10.5%
Pharmaceuticals	6.2
Aerospace & Defense	6.0
Banks	6.0
Capital Markets	5.0
Oil, Gas & Consumable Fuels	4.7
Technology Hardware, Storage & Peripherals	4.7
Chemicals	4.4
Consumer Finance	4.3
Software	3.6
Health Care Providers & Services	3.5
Health Care Equipment & Supplies	2.9
Insurance	2.7
Real Estate Investment Trusts	2.6
Internet Software & Services	2.5
Food & Staples Retailing	2.2
Semiconductors & Semiconductor Equipment	2.1
IT Services	2.0
Auto Components	1.9
Beverages	1.9
Diversified Financial Services	1.8
Machinery	1.7
Specialty Retail	1.6

Biotechnology	1.4%
Household Durables	1.4
Road & Rail	1.4
Industrial Conglomerates	1.2
Hotels, Restaurants & Leisure	1.0
Construction Materials	0.8
Airlines	0.7
Internet & Catalog Retail	0.7
Wireless Telecommunication Services	0.7
Electronic Equipment, Instruments & Components	0.6
Real Estate Management & Development	0.6
Diversified Telecommunication Services	0.5
Electrical Equipment	0.5
Energy Equipment & Services	0.4
Multi-Utilities	0.3
Tobacco	0.3
Commercial Services & Supplies	0.2
Construction & Engineering	0.2
Household Products	0.2
Food Products	0.1
Short-Term Investment	2.5
Other Assets, Less Liabilities	–0.5

100.0%

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2016 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Boeing Co. (The)

3.	Medtronic PLC

4.	American Express Co.

5.	Oracle Corp.
6.	Liberty SiriusXM Group

7.	Allergan PLC

8.	Comcast Corp. Class A

9.	Monsanto Co.

10.	Wells Fargo & Co.

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (“Markston International”) and by portfolio managers Jerrold K. Senser, Thomas M. Cole, CFA, Andrew P. Starr, CFA, Matthew T. Swanson, CFA, and J. Christian Kirtley, CFA, of the Fund’s Subadvisor Institutional Capital LLC (“ICAP”).

How did MainStay MAP Fund perform relative to its benchmarks and peers during the six months ended April 30, 2016?

Excluding all sales charges, MainStay MAP Fund returned –3.59% for Class A shares, –3.69% for Investor Class shares and –4.04% for Class B and Class C shares for the six months ended April 30, 2016. Over the same period, Class I shares returned –3.49%, Class R1 shares returned –3.51%, Class R2 shares returned –3.66% and Class R3 shares returned –3.75%. For the six months ended April 30, 2016, all share classes underperformed the 0.06% return of the Russell 3000® Index,1 which is the Fund’s primary benchmark, and the 0.43% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2016, all share classes underperformed the –0.79% return of the Average Lipper2 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance during the reporting period?

Markston International

The underperformance of our portion of the Fund relative to the Russell 3000® Index was primarily a result of commodity-related stocks. Specifically, in December 2015 and January 2016, our stock selections in the energy sector detracted from relative performance.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500® Index. Favorable stock selection in the consumer discretionary and energy sectors added to relative performance. Stock selection in the health care and financials sectors, however, detracted from relative performance. Our portion of the Fund that invests in U.S. equities benefited from an underweight position relative to the S&P 500® Index in the information technology sector, which underperformed the Index during the reporting period. However, an underweight position in the consumer staples sector detracted from relative performance, as the sector outperformed the Index during the reporting period.

In our portion of the Fund that invests in global equities, energy, consumer discretionary and industrials were the best-performing sectors on an absolute basis. In this portion of the Fund, the weakest-performing sectors on an absolute basis were financials, consumer staples and information technology.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

Markston International

In our portion of the Fund, the strongest positive sector contributions to relative performance during the reporting period came from consumer discretionary, health care and materials. (Contributions take weightings and total returns into account.) Performance in the consumer discretionary sector was driven by stock selection. Our portion of the Fund held an underweight position relative to the Russell 3000® Index in health care and a slightly overweight position relative to the Index in materials. Allocations were the key drivers of performance in those sectors.

The sectors that detracted the most from relative performance in our portion of the Fund were energy, financials and utilities. Stock selection in the energy and financials sectors detracted from performance. An overweight position relative to the Russell 3000® Index in the financials sector and an underweight position relative to the Index in the utilities sector detracted from relative performance.

ICAP

In our portion of the Fund that invests in U.S. equities, the sectors that made the strongest positive contributions to performance relative to the S&P 500® Index were consumer discretionary and energy. Favorable stock selection was the primary driver in both sectors. The sectors that detracted the most from the Fund’s performance relative to the Index were health care, financials and consumer staples. Stock selection was the primary driver in health care and financials. In the consumer discretionary sector, an underweight position relative to the S&P 500® Index detracted from relative performance.

In our portion of the Fund that invests in global equities, the top contributing sectors on an absolute basis were energy, industrials and consumer discretionary. The sectors that detracted the most from absolute performance were financials, health care and information technology.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s performance and which stocks detracted the most?

Markston International

In our portion of the Fund, the strongest positive contributors to absolute performance were medical device company Medtronic, media company Liberty Broadband and insurance company

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Chubb. Medtronic showed top- and bottom-line growth that helped reduce the company’s discount to its peer group. Liberty Broadband, the spin-off from Liberty Media, has an ownership stake in Charter Communications as its principal asset. Charter Communications’ core operating profitability improved during the reporting period. In addition, investors anticipated that the Federal Communications Commission would approve Charter Communications’ acquisitions of Time Warner Cable and Bright House Networks. Chubb, a property and casualty insurer, performed well after shareholders approved its merger with Ace Limited.

The stocks that detracted the most from absolute performance in our portion of the Fund were aerospace & defense company Boeing, credit card company American Express and consumer electronics and computer company Apple. Boeing was hit with a Securities and Exchange Commission accounting probe that led to a sell-off in its stock. American Express lost Costco as a major customer. Shares of Apple faced difficulties related to the company’s size, which we believed could leave investors looking for faster ways to compound their money.

ICAP

In our portion of the Fund that invests in U.S. equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were diversified consumer products manufacturer Newell Brands, appliance manufacturer Whirlpool and integrated oil & gas company Chevron. Newell Brands had lagged for a period as the level of debt incurred to acquire Jarden was not well received by investors who preferred low-beta3 investments. We believed that projected synergies from the deal were too conservative, that the company might pay down debt faster than expected and that the company’s brand portfolio was more defensive than investors perceived. At Whirlpool, we believed that positive fundamental changes were underway. In our view, the stock’s valuation was depressed because of exposure to Brazil and other emerging markets and because of concerns about the company’s ability to expand profit margins. We believed that the stock could benefit from acquisition synergies, from operating leverage as North American sales volume improved and from lower costs for raw materials. Chevron performed strongly as prospects for improved free cash flow began to be reflected in the stock’s valuation, partly because of rising oil prices and lower capital expenditures. We sold Chevron from our portion of the Fund as the stock neared our price target.

Primary detractors from absolute performance in our portion of the Fund that invests in U.S. equities included specialty pharmaceutical company Allergan, wealth manager Ameriprise Financial and consumer electronics and computer company Apple. Allergan lagged when the announced merger with Pfizer was called off. We continued to like Allergan as a stand-alone company, however, and we have added to the position in our portion of the Fund. The planned sale of Allergan’s generics division to Teva Pharmaceutical Industries, Ltd., was expected to give the company approximately $36 billion in capital to deploy, likely for share repurchase or acquisitions. We believed that the company had an attractive product pipeline, was increasing its revenue and was reducing costs to widen margins. Ameriprise Financial has lagged because of a difficult market and lower-than-expected net flows in its wealth management business. We sold the position from our portion of the Fund in favor of stocks with stronger investment catalysts. Apple underperformed because of short-term sales headwinds in China. We believed that the company would be able to generate sustainable mid-single-digit earnings-per-share growth, driven by the strength of its ecosystem, its annuity-like replacement cycle and its ability to attract new users. In our opinion, this could result in an improved valuation.

In our portion of the Fund that invests in global equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were Danish biotechnology company Genmab, global banking company Citigroup and Dutch health and nutrition products company Koninklijke DSM (“DSM”). Genmab’s launch of cancer drug Daratumumab progressed during the reporting period. We believed that the drug had strong potential given the strength of clinical data. Nevertheless, we sold the position in favor of stocks with greater upside potential. Citi-group benefited from improved execution and efficiency, which drove increased profitability and balance-sheet strength. We believed that investors were undervaluing DSM by giving a low implied value for the nutrition business and no credit for joint ventures. In our view, the company’s nutrition business could secure a higher value from cost-saving programs with performance-stimulating potential. We believed that DSM would be able to move past the collapse in vitamin E prices that masked underlying strength in the business in recent years.

Primary detractors from absolute performance in our portion of the Fund that invests in global equities included Allergan, Royal Bank of Scotland (“RBS”) and Deutsche Bank. During the reporting period, RBS was completely remaking itself from a global universal bank to one focused only on retail and commercial banking in the U.K. and Ireland. After several false starts under previous management, the company’s current chief executive officer, Ross McEwan, had defined what the bank

3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay MAP Fund

would look like going forward. We believed that core earnings power would stabilize and start growing in 2016, which could help address investor concerns about profitability. We believed that capital could be returned to shareholders once those concerns were addressed. Deutsche Bank is one of the leading investment banks in the world, with particular strength in Europe and fixed-income products. The company began to address its own history of poor risk management and execution, among other concerns. We anticipated a major, positive cultural change under the company’s new chief executive officer, John Cryan. Several managers have been replaced by Cryan, bringing a new attitude toward risk-taking and balance-sheet use. The bank still needs to build modern information technology systems and cut costs, which might take years. Even so, the overall trajectory of the bank was positive, which could be reflected in higher returns and a higher valuation over time.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, our portion of the Fund reduced the degree to which it was underweight relative to the Russell 3000® Index in the health care sector by purchasing the drug manufacturers AbbVie and Allergan. In both cases, we felt that the stocks were inexpensive and had been unduly punished by a general sell-off in the health care sector. During the reporting period, our portion of the Fund reduced its energy sector exposure relative to the Russell 3000® Index by eliminating positions in integrated oil & gas company Chevron and independent oil and gas company Chesapeake Energy. We also sold small portions of other energy-related holdings to bring the energy weighting in our portion of the Fund in line with the energy weighting in the Russell 3000® Index.

ICAP

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation in 12 to 18 months. We initiated a position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free cash flow improvement potential from lower capital and operating expenditures. In our view, while the company has been slow to address costs, the recently acquired BG Group could be at a free cash inflection point and synergies from the deal may create upside potential. The company’s 8% dividend yield indicates possible investor skepticism. In financials, we added banking company Wells Fargo. The stock pulled back with the rest of the large-cap banks because of the Federal Reserve rate-hike expectations and credit-quality issues in the energy lending space. We found the current valuation level attractive. Wells Fargo was also added in our portion of the Fund that invests in global equities. Semiconductor manufacturer Intel was added to both portions of the Fund that we manage. We believed that the company could generate sustainable mid-single-digit revenue growth and low-double-digit earnings growth, driven by growth in the data center, the Internet of Things,4 and memory, coupled with better performance in mobile. In our view, the current valuation assumed no revenue growth and continued mobile losses.

In addition to the sales already mentioned, we sold diversified pharmaceutical company Novartis and diversified industrial company General Electric from our portion of the Fund that invests in U.S. equities. We sold these positions in favor of stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

Markston International

As mentioned, our portion of the Fund purchased two pharmaceutical companies to reduce the degree to which we were underweight relative to the Russell 3000® Index in the health care sector. We also slightly increased our financial exposure relative to the benchmark by purchasing banks that were priced below book value while reducing allocations to other financial holdings that were trading at a multiple of earnings.

ICAP

In our portion of the Fund that invests in U.S. equities, we increased sector exposure relative to the S&P 500® Index in the information technology and financials sectors. While we increased our allocation to the information technology sector, our portion of the Fund that invests in U.S. equities remained underweight relative to the S&P 500® Index. In the financials sector, we increased an already overweight position relative to the Index. During the reporting period, our U.S.-equity portion of the Fund decreased its sector weightings relative to the S&P 500® Index in health care and energy. In the health care sector, we decreased the degree to which we were overweight relative to the Index. In the energy sector, we moved from an overweight position relative to the Index to an underweight position.

In our portion of the Fund that invests in global equities, we increased our absolute weightings in the financials and industrials sectors, and we decreased our weightings in the energy and health care sectors.

4.	The Internet of Things (IoT) is a system of uniquely identifiable animate or inanimate entities or devices—such as satellites, servers, cell towers, smart phones and GPS devices—able to share data without human intervention.

11

How was the Fund positioned at the end of the reporting period?

Markston International

As of April 30, 2016, our portion of the Fund held overweight positions relative to the Russell 3000® Index in the consumer discretionary and industrials sectors. As of the same date, our portion of the Fund held underweight positions relative to the Index in the health care and utilities sectors.

ICAP

As of April 30, 2016, our portion of the Fund that invests in U.S. equities was most significantly overweight relative to the S&P

500® Index in the financials and consumer discretionary sectors. As of the same date, our domestic equity portion of the Fund was most significantly underweight relative to Index in the consumer staples and information technology sectors. As of April 30, 2016, the largest weightings in our portion of the Fund that invests in global equities were in the financials and health care sectors. As of the same date, the smallest weightings were in the consumer staples and utilities sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay MAP Fund

Portfolio of Investments April 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.0%†
Aerospace & Defense 6.0%
♦Boeing Co. (The)	295,649	$39,853,485
Honeywell International, Inc.	113,510	12,970,788
Northrop Grumman Corp.	28,313	5,839,839
Orbital ATK, Inc.	33,900	2,949,300
Raytheon Co.	117,255	14,815,169
Safran S.A.	85,200	5,870,083
United Technologies Corp.	49,970	5,215,369

		87,514,033

Airlines 0.7%
Delta Air Lines, Inc.	251,350	10,473,754

Auto Components 1.9%
Bridgestone Corp.	138,000	5,338,421
Johnson Controls, Inc.	562,045	23,268,663

		28,607,084

Banks 6.0%
Bank of America Corp.	628,569	9,151,965
Citigroup, Inc.	567,145	26,247,471
JPMorgan Chase & Co.	124,092	7,842,614
Royal Bank of Scotland Group PLC (a)	2,597,820	8,730,356
U.S. Bancorp	201,712	8,611,085
♦Wells Fargo & Co.	549,800	27,479,004

		88,062,495

Beverages 1.9%
Coca-Cola Co. (The)	153,150	6,861,120
PepsiCo., Inc.	129,466	13,329,820
Pernod Ricard S.A.	65,550	7,076,473

		27,267,413

Biotechnology 1.4%
AbbVie, Inc.	179,543	10,952,123
Celgene Corp. (a)	89,400	9,244,854

		20,196,977

Capital Markets 5.0%
Bank of New York Mellon Corp. (The)	81,900	3,295,656
Daiwa Securities Group, Inc.	1,109,550	6,738,639
Deutsche Bank A.G. Registered	393,880	7,428,175
Goldman Sachs Group, Inc. (The)	96,949	15,910,301
Julius Baer Group, Ltd. (a)	232,840	9,953,892
Morgan Stanley	114,470	3,097,558
Northern Trust Corp.	210,696	14,976,272
State Street Corp.	197,844	12,325,681

		73,726,174

Chemicals 4.4%
Akzo Nobel N.V.	120,477	8,537,864

	Shares	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.	251,213	$16,557,449
FMC Corp.	29,526	1,277,294
Koninklijke DSM N.V.	159,772	9,798,641
♦Monsanto Co.	305,897	28,656,431

		64,827,679

Commercial Services & Supplies 0.2%
Covanta Holding Corp.	180,600	2,936,556

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc. (a)	67,102	2,991,407

Construction Materials 0.8%
LafargeHolcim, Ltd. Registered (a)	224,095	11,346,080

Consumer Finance 4.3%
Ally Financial, Inc. (a)	1,160,900	20,675,629
♦American Express Co.	572,949	37,488,053
Discover Financial Services	99,344	5,590,087

		63,753,769

Diversified Financial Services 1.8%
Berkshire Hathaway, Inc. Class B (a)	28,034	4,078,386
Intercontinental Exchange, Inc.	93,540	22,452,406

		26,530,792

Diversified Telecommunication Services 0.5%
AT&T, Inc.	111,592	4,332,001
Verizon Communications, Inc.	53,406	2,720,502

		7,052,503

Electrical Equipment 0.5%
Rockwell Automation, Inc.	59,547	6,756,798

Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	73,600	1,374,112
TE Connectivity, Ltd.	122,574	7,290,701

		8,664,813

Energy Equipment & Services 0.4%
Schlumberger, Ltd.	71,700	5,760,378

Food & Staples Retailing 2.2%
CVS Health Corp.	157,326	15,811,263
Wal-Mart Stores, Inc.	69,254	4,631,015
Walgreens Boots Alliance, Inc.	143,990	11,415,527

		31,857,805

Food Products 0.1%
Mondelez International, Inc. Class A	49,600	2,130,816

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	86,077	$3,348,395
Baxter International, Inc.	38,250	1,691,415
♦Medtronic PLC	476,411	37,707,931

		42,747,741

Health Care Providers & Services 3.5%
Aetna, Inc.	234,751	26,355,495
McKesson Corp.	144,870	24,312,083

		50,667,578

Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	29,151	3,687,310
Sands China, Ltd.	1,228,810	4,403,939
Starwood Hotels & Resorts Worldwide, Inc.	78,671	6,441,582

		14,532,831

Household Durables 1.4%
Newell Brands, Inc.	160,750	7,320,555
Whirlpool Corp.	77,740	13,537,644

		20,858,199

Household Products 0.2%
Procter & Gamble Co. (The)	34,856	2,792,663

Industrial Conglomerates 1.2%
3M Co.	17,596	2,945,218
CK Hutchison Holdings, Ltd.	722,380	8,656,193
General Electric Co.	182,300	5,605,725

		17,207,136

Insurance 2.7%
American International Group, Inc.	114,593	6,396,581
Chubb, Ltd.	65,987	7,777,228
MetLife, Inc.	123,623	5,575,398
Travelers Cos., Inc. (The)	141,198	15,517,660
W.R. Berkley Corp.	76,123	4,262,888

		39,529,755

Internet & Catalog Retail 0.7%
Liberty Interactive Corp. QVC Group Class A (a)	307,124	8,046,649
Liberty TripAdvisor Holdings, Inc. Class A (a)	41,215	909,203
Liberty Ventures (a)	50,701	2,028,040

		10,983,892

Internet Software & Services 2.5%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	15,200	1,169,488
Alphabet, Inc.
Class A (a)	13,250	9,379,410
Class C (a)	21,926	15,194,937
eBay, Inc. (a)	175,556	4,288,833
VeriSign, Inc. (a)	62,835	5,428,944

	Shares	Value
Internet Software & Services (continued)
Yahoo!, Inc. (a)	45,000	$1,647,000

		37,108,612

IT Services 2.0%
Automatic Data Processing, Inc.	127,588	11,283,883
International Business Machines Corp.	59,864	8,736,552
PayPal Holdings, Inc. (a)	256,766	10,060,092

		30,080,527

Machinery 1.7%
Caterpillar, Inc.	79,140	6,150,761
Pentair PLC	312,840	18,169,747

		24,320,508

Media 10.5%
♦Comcast Corp. Class A	490,763	29,818,760
DISH Network Corp. Class A (a)	301,100	14,841,219
Grupo Televisa S.A.B., Sponsored ADR	523,990	15,316,228
Liberty Braves Group
Class A (a)	21,459	335,619
Class C (a)	56,850	848,202
Liberty Broadband Corp.
Class A (a)	23,879	1,368,744
Class C (a)	122,898	7,035,910
Liberty Media Group
Class A (a)	53,649	981,777
Class C (a)	142,126	2,558,268
♦Liberty SiriusXM Group
Class A (a)	214,597	7,032,344
Class C (a)	742,056	23,760,633
Madison Square Garden Co. (The) Class A (a)	55,653	8,736,408
MSG Networks, Inc. Class A (a)	157,913	2,698,733
Starz Class A (a)	81,377	2,214,268
Time Warner, Inc.	150,545	11,311,951
Twenty-First Century Fox, Inc.
Class A	508,545	15,388,572
Class B	241,060	7,260,727
Walt Disney Co. (The)	32,100	3,314,646

		154,823,009

Multi-Utilities 0.3%
E.ON S.E.	482,040	4,972,609

Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp.	61,013	3,219,046
Apache Corp.	76,273	4,149,251
ConocoPhillips	99,606	4,760,171
Devon Energy Corp.	56,260	1,951,097
EOG Resources, Inc.	57,112	4,718,593
Hess Corp.	70,555	4,206,489
Marathon Oil Corp.	56,914	801,918
Marathon Petroleum Corp.	199,640	7,801,931
Oil Search, Ltd.	627,650	3,354,952

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66	27,928	$2,293,168
Royal Dutch Shell PLC Class A, Sponsored ADR	281,950	14,912,336
Spectra Energy Corp.	206,876	6,469,013
Total S.A.	161,500	8,123,783
Williams Cos., Inc. (The)	98,546	1,910,807

		68,672,555

Pharmaceuticals 6.2%
♦Allergan PLC (a)	138,615	30,018,464
Johnson & Johnson	73,450	8,232,276
Mallinckrodt PLC (a)	217,200	13,579,344
Merck & Co., Inc.	94,390	5,176,348
Novartis A.G. Registered	120,600	9,202,460
Pfizer, Inc.	130,744	4,276,636
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	364,659	19,855,683

		90,341,211

Real Estate Investment Trusts 2.6%
American Tower Corp.	187,000	19,612,560
HCP, Inc.	211,436	7,152,880
UDR, Inc.	286,224	9,994,942
Weyerhaeuser Co.	42,800	1,374,736

		38,135,118

Real Estate Management & Development 0.6%
Mitsubishi Estate Co., Ltd.	454,550	9,061,095

Road & Rail 1.4%
CSX Corp.	216,125	5,893,729
Union Pacific Corp.	159,965	13,953,747

		19,847,476

Semiconductors & Semiconductor Equipment 2.1%
ASML Holding N.V.	52,100	5,035,061
Intel Corp.	768,266	23,263,095
Texas Instruments, Inc.	53,000	3,023,120

		31,321,276

Software 3.6%
Microsoft Corp.	389,115	19,405,165
♦Oracle Corp.	856,768	34,150,773

		53,555,938

Specialty Retail 1.6%
Home Depot, Inc. (The)	71,258	9,540,734
Lowe’s Cos., Inc.	165,307	12,566,638
Outerwall, Inc.	30,168	1,246,240

		23,353,612

	Shares	Value
Technology Hardware, Storage & Peripherals 4.7%
♦Apple, Inc.	631,469	$59,193,904
Samsung Electronics Co., Ltd., GDR	17,040	9,286,800

		68,480,704

Tobacco 0.3%
Philip Morris International, Inc.	49,654	4,872,050

Wireless Telecommunication Services 0.7%
Vodafone Group PLC, Sponsored ADR	294,518	9,642,519

Total Common Stocks (Cost $1,168,814,852)		1,438,365,940

	Principal Amount
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
Fixed Income Clearing Corp. 0.03%, dated 4/29/16 due 5/2/16 Proceeds at Maturity $37,215,140 (Collateralized by Federal Home Loan Mortgage Corp. securities with a rate of 2.02% and maturity date 9/28/21, with a Principal Amount of $37,965,000 and a Market Value of $37,965,000)	$37,215,047	37,215,047

Total Short-Term Investment (Cost $37,215,047)		37,215,047

Total Investments (Cost $1,206,029,899) (b)	100.5%	1,475,580,987
Other Assets, Less Liabilities	(0.5)	(7,187,543)
Net Assets	100.0%	$1,468,393,444

(a)	Non-income producing security.

(b)	As of April 30, 2016, cost was $1,217,259,522 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$324,942,964
Gross unrealized depreciation	(66,621,499)

Net unrealized appreciation	$258,321,465

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,438,365,940	$—	$—	$1,438,365,940
Short-Term Investment
Repurchase Agreement	—	37,215,047	—	37,215,047

Total Investments in Securities	$1,438,365,940	$37,215,047	$—	$1,475,580,987

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,206,029,899)	$1,475,580,987
Receivables:
Investment securities sold	5,193,082
Dividends and interest	1,862,832
Fund shares sold	442,887
Other assets	59,066

Total assets	1,483,138,854

Liabilities
Payables:
Investment securities purchased	10,695,982
Fund shares redeemed	2,372,884
Manager (See Note 3)	905,885
Transfer agent (See Note 3)	418,064
NYLIFE Distributors (See Note 3)	216,693
Shareholder communication	52,340
Professional fees	46,034
Custodian	22,466
Trustees	3,413
Accrued expenses	11,649

Total liabilities	14,745,410

Net assets	$1,468,393,444

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$419,615
Additional paid-in capital	1,188,901,971

1,189,321,586
Undistributed net investment income	7,704,221
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,805,428
Net unrealized appreciation (depreciation) on investments	269,551,088
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	11,121

Net assets	$1,468,393,444

Class A
Net assets applicable to outstanding shares	$298,206,859

Shares of beneficial interest outstanding	8,562,422

Net asset value per share outstanding	$34.83
Maximum sales charge (5.50% of offering price)	2.03

Maximum offering price per share outstanding	$36.86

Investor Class
Net assets applicable to outstanding shares	$142,857,660

Shares of beneficial interest outstanding	4,104,552

Net asset value per share outstanding	$34.80
Maximum sales charge (5.50% of offering price)	2.03

Maximum offering price per share outstanding	$36.83

Class B
Net assets applicable to outstanding shares	$45,968,724

Shares of beneficial interest outstanding	1,455,204

Net asset value and offering price per share outstanding	$31.59

Class C
Net assets applicable to outstanding shares	$104,221,131

Shares of beneficial interest outstanding	3,299,173

Net asset value and offering price per share outstanding	$31.59

Class I
Net assets applicable to outstanding shares	$869,313,879

Shares of beneficial interest outstanding	24,316,415

Net asset value and offering price per share outstanding	$35.75

Class R1
Net assets applicable to outstanding shares	$2,284,307

Shares of beneficial interest outstanding	65,199

Net asset value and offering price per share outstanding	$35.04

Class R2
Net assets applicable to outstanding shares	$4,639,830

Shares of beneficial interest outstanding	132,668

Net asset value and offering price per share outstanding	$34.97

Class R3
Net assets applicable to outstanding shares	$901,054

Shares of beneficial interest outstanding	25,865

Net asset value and offering price per share outstanding	$34.84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended April 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$16,214,823
Interest	3,667

Total income	16,218,490

Expenses
Manager (See Note 3)	5,894,609
Distribution/Service—Class A (See Note 3)	378,425
Distribution/Service—Investor Class (See Note 3)	176,018
Distribution/Service—Class B (See Note 3)	239,873
Distribution/Service—Class C (See Note 3)	549,575
Distribution/Service—Class R2 (See Note 3)	9,369
Distribution/Service—Class R3 (See Note 3)	2,450
Transfer agent (See Note 3)	978,417
Professional fees	67,385
Shareholder communication	60,139
Registration	51,653
Custodian	38,128
Trustees	20,819
Shareholder service (See Note 3)	5,810
Interest expense	3,372
Miscellaneous	37,903

Total expenses	8,513,945

Net investment income (loss)	7,704,545

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	13,043,768
Foreign currency transactions	(8,294)

Net realized gain (loss) on investments and foreign currency transactions	13,035,474

Net change in unrealized appreciation (depreciation) on:
Investments	(93,269,426)
Translation of other assets and liabilities in foreign currencies	37,045

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(93,232,381)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(80,196,907)

Net increase (decrease) in net assets resulting from operations	$(72,492,362)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $286,506.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2016 (Unaudited) and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,704,545	$19,186,634
Net realized gain (loss) on investments and foreign currency transactions	13,035,474	314,552,795
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(93,232,381)	(294,096,738)

Net increase (decrease) in net assets resulting from operations	(72,492,362)	39,642,691

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,061,205)	(5,197,213)
Investor Class	(1,189,707)	(1,972,392)
Class B	(17,692)	(450,841)
Class C	(46,546)	(903,543)
Class I	(12,582,733)	(24,145,735)
Class R1	(38,388)	(56,485)
Class R2	(79,075)	(200,863)
Class R3	(5,958)	(14,757)

	(17,021,304)	(32,941,829)

From net realized gain on investments:
Class A	(51,337,913)	(28,567,209)
Investor Class	(23,271,134)	(11,968,176)
Class B	(9,123,617)	(6,073,597)
Class C	(20,855,020)	(12,124,005)
Class I	(164,507,596)	(113,212,950)
Class R1	(559,032)	(285,824)
Class R2	(1,526,398)	(1,208,532)
Class R3	(175,776)	(111,793)

	(271,356,486)	(173,552,086)

Total dividends and distributions to shareholders	(288,377,790)	(206,493,915)

Capital share transactions:
Net proceeds from sale of shares	82,738,458	177,192,328
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	280,617,486	201,308,974
Cost of shares redeemed	(337,096,765)	(670,919,606)

Increase (decrease) in net assets derived from capital share transactions	26,259,179	(292,418,304)

Net increase (decrease) in net assets	(334,610,973)	(459,269,528)

	2016	2015
Net Assets
Beginning of period	$1,803,004,417	$2,262,273,945

End of period	$1,468,393,444	$1,803,004,417

Undistributed net investment income at end of period	$7,704,221	$17,020,980

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$43.32		$46.81	$43.28	$34.07	$30.47	$29.79

Net investment income (loss) (a)	0.16		0.38	0.67	0.41	0.40	0.37
Net realized and unrealized gain (loss) on investments	(1.55)		0.50	4.21	9.19	3.56	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	(1.39)		0.88	4.88	9.60	3.96	0.94

Less dividends and distributions:
From net investment income	(0.40)		(0.67)	(0.45)	(0.39)	(0.36)	(0.26)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(7.10)		(4.37)	(1.35)	(0.39)	(0.36)	(0.26)

Net asset value at end of period	$34.83		$43.32	$46.81	$43.28	$34.07	$30.47

Total investment return (b)	(3.59	%)(c)	1.80%	11.55%	28.47%	13.14%	3.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92	% ††	0.85%	1.49%	1.07%	1.24%	1.18%
Net expenses	1.12	% ††(d)	1.11%	1.11%	1.11%	1.14%	1.14%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$298,207		$336,812	$364,162	$356,657	$294,247	$296,453

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$43.27		$46.77	$43.24	$34.04	$30.44	$29.76

Net investment income (loss) (a)	0.13		0.31	0.60	0.34	0.34	0.31
Net realized and unrealized gain (loss) on investments	(1.56)		0.50	4.21	9.18	3.55	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	(1.43)		0.81	4.81	9.52	3.89	0.88

Less dividends and distributions:
From net investment income	(0.34)		(0.61)	(0.38)	(0.32)	(0.29)	(0.20)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(7.04)		(4.31)	(1.28)	(0.32)	(0.29)	(0.20)

Net asset value at end of period	$34.80		$43.27	$46.77	$43.24	$34.04	$30.44

Total investment return (b)	(3.69	%)(c)	1.63%	11.38%	28.26%	12.88%	2.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73	% ††	0.71%	1.34%	0.88%	1.04%	0.98%
Net expenses	1.30	% ††(d)	1.25%	1.26%	1.30%	1.34%	1.34%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$142,858		$151,582	$152,202	$144,892	$120,771	$114,786

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$39.74		$43.25	$40.08	$31.55	$28.21	$27.63

Net investment income (loss) (a)	(0.00	)‡	(0.01)	0.26	0.06	0.10	0.07
Net realized and unrealized gain (loss) on investments	(1.44)		0.48	3.89	8.54	3.29	0.58
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)

Total from investment operations	(1.44)		0.47	4.15	8.60	3.39	0.60

Less dividends and distributions:
From net investment income	(0.01)		(0.28)	(0.08)	(0.07)	(0.05)	(0.02)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(6.71)		(3.98)	(0.98)	(0.07)	(0.05)	(0.02)

Net asset value at end of period	$31.59		$39.74	$43.25	$40.08	$31.55	$28.21

Total investment return (b)	(4.04	%)(c)	0.89%	10.55%	27.30%	12.04%	2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01	%)††	(0.03%)	0.63%	0.16%	0.33%	0.24%
Net expenses	2.05	% ††(d)	2.00%	2.01%	2.05%	2.09%	2.09%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$45,969		$54,423	$71,195	$82,695	$86,613	$110,794

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class C	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$39.73		$43.25	$40.08	$31.56	$28.21	$27.63

Net investment income (loss) (a)	(0.00	)‡	(0.02)	0.25	0.05	0.09	0.07
Net realized and unrealized gain (loss) on investments	(1.43)		0.48	3.90	8.54	3.31	0.58
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.05)

Total from investment operations	(1.43)		0.46	4.15	8.59	3.40	0.60

Less dividends and distributions:
From net investment income	(0.01)		(0.28)	(0.08)	(0.07)	(0.05)	(0.02)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(6.71)		(3.98)	(0.98)	(0.07)	(0.05)	(0.02)

Net asset value at end of period	$31.59		$39.73	$43.25	$40.08	$31.56	$28.21

Total investment return (b)	(4.04	%)(c)	0.89%	10.55%	27.26%	12.07%	2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02	%)††	(0.04%)	0.60%	0.14%	0.31%	0.23%
Net expenses	2.05	% ††(d)	2.00%	2.01%	2.05%	2.09%	2.09%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$104,221		$125,642	$143,427	$141,628	$125,700	$136,274

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$44.35		$47.82	$44.18	$34.77	$31.10	$30.39

Net investment income (loss) (a)	0.21		0.50	0.80	0.52	0.49	0.45
Net realized and unrealized gain (loss) on investments	(1.60)		0.52	4.29	9.37	3.62	0.66
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	(1.39)		1.02	5.09	9.89	4.11	1.05

Less dividends and distributions:
From net investment income	(0.51)		(0.79)	(0.55)	(0.48)	(0.44)	(0.34)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(7.21)		(4.49)	(1.45)	(0.48)	(0.44)	(0.34)

Net asset value at end of period	$35.75		$44.35	$47.82	$44.18	$34.77	$31.10

Total investment return (b)	(3.49	%)(c)	2.06%	11.82%	28.79%	13.40%	3.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	% ††	1.10%	1.76%	1.33%	1.48%	1.42%
Net expenses	0.87	% ††(d)	0.86%	0.86%	0.86%	0.89%	0.89%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$869,314		$1,119,884	$1,506,564	$1,417,814	$1,358,999	$1,188,911

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class R1	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$43.57		$47.05	$43.49	$34.23	$30.63	$29.93

Net investment income (loss) (a)	0.19		0.45	0.73	0.54	0.44	0.31
Net realized and unrealized gain (loss) on investments	(1.56)		0.50	4.24	9.14	3.58	0.77
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.07)

Total from investment operations	(1.37)		0.95	4.97	9.68	4.02	1.01

Less dividends and distributions:
From net investment income	(0.46)		(0.73)	(0.51)	(0.42)	(0.42)	(0.31)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(7.16)		(4.43)	(1.41)	(0.42)	(0.42)	(0.31)

Net asset value at end of period	$35.04		$43.57	$47.05	$43.49	$34.23	$30.63

Total investment return (b)	(3.51	%)(c)	1.94%	11.71%	28.63%	13.26%	3.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08	% ††	1.02%	1.63%	1.43%	1.37%	1.02%
Net expenses	0.97	% ††(d)	0.96%	0.96%	0.96%	0.99%	0.99%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$2,284		$3,607	$7,368	$6,737	$21,761	$17,611

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$43.44		$46.92	$43.38	$34.12	$30.53	$29.85

Net investment income (loss) (a)	0.15		0.34	0.63	0.38	0.38	0.34
Net realized and unrealized gain (loss) on investments	(1.57)		0.49	4.22	9.21	3.54	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	(1.42)		0.83	4.85	9.59	3.92	0.91

Less dividends and distributions:
From net investment income	(0.35)		(0.61)	(0.41)	(0.33)	(0.33)	(0.23)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(7.05)		(4.31)	(1.31)	(0.33)	(0.33)	(0.23)

Net asset value at end of period	$34.97		$43.44	$46.92	$43.38	$34.12	$30.53

Total investment return (b)	(3.66	%)(c)	1.68%	11.43%	28.36%	12.99%	3.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82	% ††	0.76%	1.42%	0.98%	1.16%	1.08%
Net expenses	1.22	% ††(d)	1.21%	1.21%	1.21%	1.24%	1.24%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$4,640		$9,993	$15,956	$20,140	$19,072	$22,733

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class R3	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$43.22		$46.68	$43.16	$33.94	$30.38	$29.71

Net investment income (loss) (a)	0.10		0.22	0.54	0.29	0.30	0.25
Net realized and unrealized gain (loss) on investments	(1.55)		0.51	4.17	9.16	3.53	0.64
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.06)

Total from investment operations	(1.45)		0.73	4.71	9.45	3.83	0.83

Less dividends and distributions:
From net investment income	(0.23)		(0.49)	(0.29)	(0.23)	(0.27)	(0.16)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—	—

Total dividends and distributions	(6.93)		(4.19)	(1.19)	(0.23)	(0.27)	(0.16)

Net asset value at end of period	$34.84		$43.22	$46.68	$43.16	$33.94	$30.38

Total investment return (b)	(3.75	%)(c)	1.42%	11.18%	28.03%	12.72%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	% ††	0.51%	1.20%	0.74%	0.94%	0.80%
Net expenses	1.47	% ††(d)	1.46%	1.46%	1.46%	1.49%	1.49%
Portfolio turnover rate	22%		51%	32%	29%	40%	44%
Net assets at end of period (in 000’s)	$901		$1,062	$1,400	$1,696	$1,809	$2,380

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

24	MainStay MAP Fund

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed

25

Notes to Financial Statements (Unaudited) (continued)

by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of April 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

26	MainStay MAP Fund

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2016, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2016, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency

27

Notes to Financial Statements (Unaudited) (continued)

forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these investments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Institutional Capital LLC (“ICAP” or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. ICAP is a wholly-owned subsidiary of New York Life. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to

28	MainStay MAP Fund

$1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.74% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2016, New York Life Investments earned fees from the Fund in the amount of $5,894,609.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,573
Class R2	3,747
Class R3	490

(C)  Sales Charges.  During the six-month period ended April 30, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,450 and $18,504, respectively. During the six-month period ended April 30, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $446, $65, $21,682 and $580, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$134,164
Investor Class	191,202
Class B	65,087
Class C	149,085
Class I	433,657
Class R1	1,397
Class R2	3,390
Class R3	435

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$95,341,478	11.0%

29

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

During the year ended October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2015
Distributions paid from:
Ordinary Income	$42,577,199
Long-Term Capital Gain	163,916,716
Total	$206,493,915

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the six-month period ended April 30, 2016, the Fund utilized the line of credit for four days, maintained an average daily balance of $22,691,840 at a weighted average interest rate of 1.337% and incurred interest expense in the amount of $3,372. As of April 30, 2016, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2016, purchases and sales of securities, other than short-term securities, were $352,350 and $594,800, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	235,058	$8,614,976
Shares issued to shareholders in reinvestment of dividends and distributions	1,473,310	52,494,049
Shares redeemed	(979,401)	(34,607,211)

Net increase (decrease) in shares outstanding before conversion	728,967	26,501,814
Shares converted into Class A (See Note 1)	86,224	2,647,323
Shares converted from Class A (See Note 1)	(27,404)	(936,933)

Net increase (decrease)	787,787	$28,212,204

Year ended October 31, 2015:
Shares sold	564,044	$24,857,281
Shares issued to shareholders in reinvestment of dividends and distributions	742,410	32,465,588
Shares redeemed	(1,406,032)	(61,791,301)

Net increase (decrease) in shares outstanding before conversion	(99,578)	(4,468,432)
Shares converted into Class A (See Note 1)	232,747	10,333,172
Shares converted from Class A (See Note 1)	(138,252)	(5,611,127)

Net increase (decrease)	(5,083)	$253,613

Investor Class	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	103,781	$3,627,106
Shares issued to shareholders in reinvestment of dividends and distributions	685,316	24,417,828
Shares redeemed	(259,210)	(9,151,957)

Net increase (decrease) in shares outstanding before conversion	529,887	18,892,977
Shares converted into Investor Class (See Note 1)	126,520	4,335,930
Shares converted from Investor Class (See Note 1)	(54,733)	(1,894,793)

Net increase (decrease)	601,674	$21,334,114

Year ended October 31, 2015:
Shares sold	211,158	$9,286,777
Shares issued to shareholders in reinvestment of dividends and distributions	318,159	13,916,248
Shares redeemed	(425,477)	(18,734,580)

Net increase (decrease) in shares outstanding before conversion	103,840	4,468,445
Shares converted into Investor Class (See Note 1)	324,377	13,698,186
Shares converted from Investor Class (See Note 1)	(179,819)	(8,030,386)

Net increase (decrease)	248,398	$10,136,245

30	MainStay MAP Fund

Class B	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	77,944	$2,484,803
Shares issued to shareholders in reinvestment of dividends and distributions	275,208	8,927,759
Shares redeemed	(134,685)	(4,324,855)

Net increase (decrease) in shares outstanding before conversion	218,467	7,087,707
Shares converted from Class B (See Note 1)	(132,903)	(4,151,527)

Net increase (decrease)	85,564	$2,936,180

Year ended October 31, 2015:
Shares sold	127,959	$5,186,970
Shares issued to shareholders in reinvestment of dividends and distributions	156,623	6,332,294
Shares redeemed	(301,739)	(12,195,306)

Net increase (decrease) in shares outstanding before conversion	(17,157)	(676,042)
Shares converted from Class B (See Note 1)	(259,251)	(10,389,845)

Net increase (decrease)	(276,408)	$(11,065,887)

Class C	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	159,960	$5,197,945
Shares issued to shareholders in reinvestment of dividends and distributions	526,965	17,094,739
Shares redeemed	(549,926)	(17,438,709)

Net increase (decrease)	136,999	$4,853,975

Year ended October 31, 2015:
Shares sold	275,014	$11,149,629
Shares issued to shareholders in reinvestment of dividends and distributions	260,869	10,546,917
Shares redeemed	(689,780)	(27,913,347)

Net increase (decrease)	(153,897)	$(6,216,801)

Class I	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	1,724,147	$61,937,241
Shares issued to shareholders in reinvestment of dividends and distributions	4,802,003	175,417,157
Shares redeemed	(7,462,706)	(264,806,051)

Net increase (decrease)	(936,556)	$(27,451,653)

Year ended October 31, 2015:
Shares sold	2,796,007	$124,713,395
Shares issued to shareholders in reinvestment of dividends and distributions	3,050,915	136,253,853
Shares redeemed	(12,097,821)	(537,781,237)

Net increase (decrease)	(6,250,899)	$(276,813,989)

Class R1	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	8,774	$309,345
Shares issued to shareholders in reinvestment of dividends and distributions	16,678	597,420
Shares redeemed	(43,026)	(1,506,905)

Net increase (decrease)	(17,574)	$(600,140)

Year ended October 31, 2015:
Shares sold	16,703	$732,583
Shares issued to shareholders in reinvestment of dividends and distributions	7,794	342,310
Shares redeemed	(98,330)	(4,612,672)

Net increase (decrease)	(73,833)	$(3,537,779)

Class R2	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	11,162	$399,982
Shares issued to shareholders in reinvestment of dividends and distributions	41,542	1,486,800
Shares redeemed	(150,063)	(4,973,158)

Net increase (decrease)	(97,359)	$(3,086,376)

Year ended October 31, 2015:
Shares sold	25,166	$1,118,113
Shares issued to shareholders in reinvestment of dividends and distributions	30,194	1,325,214
Shares redeemed	(165,432)	(7,381,264)

Net increase (decrease)	(110,072)	$(4,937,937)

Class R3	Shares	Amount
Six-month period ended April 30, 2016:
Shares sold	4,463	$167,060
Shares issued to shareholders in reinvestment of dividends and distributions	5,092	181,734
Shares redeemed	(8,271)	(287,919)

Net increase (decrease)	1,284	$60,875

Year ended October 31, 2015:
Shares sold	3,330	$147,580
Shares issued to shareholders in reinvestment of dividends and distributions	2,892	126,550
Shares redeemed	(11,622)	(509,899)

Net increase (decrease)	(5,400)	$(235,769)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay MAP Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) and Markston International LLC (“Markston”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, ICAP and Markston in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2015 and December 2015, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, ICAP and Markston (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP as subadvisor to the Fund, and Markston and responses from New York Life Investments, ICAP and Markston to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, ICAP and Markston; (ii) the investment performance of the Fund, New York Life Investments, ICAP and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, ICAP and Markston from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, ICAP and Markston. The Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, ICAP and Markston

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance

32	MainStay MAP Fund

Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the investment advisory services that ICAP and Markston provide to the Fund. The Board evaluated ICAP’s and Markston’s experience in serving as subadvisors to the Fund and managing other portfolios. It examined ICAP’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP and Markston, and ICAP’s and Markston’s overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by ICAP and Markston. The Board also reviewed ICAP’s and Markston’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, ICAP’s and Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, ICAP or Markston had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted that the Fund had underperformed relative to peers in various periods and considered its discussions with representatives from New York Life Investments, ICAP and Markston regarding this underperformance. The Board acknowledged favorably that ICAP had worked with an independent consultant to improve the investment performance of the funds that it manages.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, ICAP and Markston to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, ICAP and Markston

The Board considered the costs of the services provided by New York Life Investments, ICAP and Markston under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate. Although the Board did not receive specific profitability information from Markston, the Board considered representations from Markston and New York Life Investments that the subadvisory fee paid by New York Life Investments to Markston for services provided to the Fund was the result of arm’s-length negotiations. Because Markston’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments, ICAP and Markston and profits realized by New York Life Investments and its affiliates, including ICAP, and Markston, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, ICAP and Markston must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, ICAP and Markston to

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to ICAP and Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP and Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Markston concerning other business relationships between Markston and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life

Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston and are based on fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to ICAP and Markston are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

34	MainStay MAP Fund

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, ICAP and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay MAP Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1695309 MS164-16	MSMP10-06/16 (NYLIM) NL030

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 8, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2016

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.